UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-01829
                                                     ---------------------

                              Columbia Acorn Trust
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



              227 West Monroe, Suite 3000, Chicago, Illinois 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  12/31/2003
                                           ------------------

                  Date of reporting period: 12/31/2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[Photos of acorns]


COLUMBIA ACORN FAMILY OF FUNDS
CLASS Z SHARES                                                               4
ANNUAL REPORT
DECEMBER 31, 2003


MANAGED BY COLUMBIA WANGER ASSET MANAGEMENT, L.P.



                                          COLUMBIA ACORN FUND
                                          COLUMBIA ACORN INTERNATIONAL
                                          COLUMBIA ACORN USA
                                          COLUMBIA ACORN INTERNATIONAL SELECT
                                          COLUMBIA ACORN SELECT
                                          COLUMBIA THERMOSTAT FUND

Columbia Acorn Family of Funds Annual Report 2003

        Table of Contents

Columbia Acorn Family of Funds
    Performance At A Glance                                                  1

Squirrel Chatter: Don't Bet The Farm                                         2

COLUMBIA ACORN FUND
    In a Nutshell                                                            4
    At a Glance                                                              5
    Major Portfolio Changes                                                 16
    Statement of Investments                                                18

COLUMBIA ACORN INTERNATIONAL
    In a Nutshell                                                            6
    At a Glance                                                              7
    Major Portfolio Changes                                                 30
    Statement of Investments                                                32
    Portfolio Diversification                                               36

COLUMBIA ACORN USA
    In a Nutshell                                                            8
    At a Glance                                                              9
    Major Portfolio Changes                                                 37
    Statement of Investments                                                38

COLUMBIA ACORN INTERNATIONAL SELECT
    In a Nutshell                                                           10
    At a Glance                                                             11
    Major Portfolio Changes                                                 43
    Statement of Investments                                                44
    Portfolio Diversification                                               46

COLUMBIA ACORN SELECT
    In a Nutshell                                                           12
    At a Glance                                                             13
    Major Portfolio Changes                                                 47
    Statement of Investments                                                48

COLUMBIA THERMOSTAT FUND
    In a Nutshell                                                           14
    At a Glance                                                             15
    Statement of Investments                                                67
    Statements of Assets and Liabilities                                    68
    Statements of Operations                                                69
    Statement of Changes in Net Assets                                      70
    Financial Highlights                                                    72
    Notes to Financial Statements                                           73

COLUMBIA ACORN FAMILY OF FUNDS
    Statements of Assets and Liabilities                                    50
    Statements of Operations                                                51
    Statements of Changes in Net Assets                                     52
    Financial Highlights                                                    56
    Notes to Financial Statements                                           60

    Report of Independent Auditors                                          78
    Columbia Acorn Family of Funds Information                              79
    Board of Trustees and
       Management of Acorn                                                  80

    > 2003 YEAR-END DISTRIBUTIONS

The following table details the funds' year-end distributions. The record and ex-dividend date for COLUMBIA ACORN FUND and COLUMBIA ACORN SELECT was December 5, 2003 and the payable date was December 8, 2003. For COLUMBIA THERMOSTAT FUND, the record and ex-dividend date was December 26, 2003 and the payable date was December 29, 2003.

                            LONG-TERM  SHORT-TERM
                             CAPITAL     CAPITAL     ORDINARY   REINVESTMENT
                              GAINS       GAINS       INCOME       PRICE
                            ---------  ----------   ----------  -------------
Columbia Acorn Fund         $ 0.0201      None         None         $ 21.87
Columbia Acorn Select       $ 0.0890    $ 0.0452       None         $ 17.71
Columbia Thermostat Fund      None        None       $ 0.1508       $ 12.23

THE DISCUSSION IN THIS REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Columbia Acorn Family of Funds
    >Performance At A Glance Class Z Average Annual Total Returns through
    12/31/03



                               4TH *     1         3         5         10       LIFE
                             QUARTER    YEAR     YEARS     YEARS     YEARS     OF FUND
---------------------------------------------------------------------------------------
COLUMBIA ACORN
FUND (6/10/70)               14.45%    45.68%    10.26%    14.49%    13.58%     16.30%
---------------------------------------------------------------------------------------
S&P 500                      12.18%    28.69%    -4.05%    -0.57%    11.07%     12.12%
---------------------------------------------------------------------------------------
Russell 2500                 14.43%    45.51%     6.58%     9.40%    11.74%       NA
---------------------------------------------------------------------------------------
Russell 2000                 14.52%    47.25%     6.27%     7.13%     9.47%       NA
---------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index             14.85%    40.90%     6.83%     9.39%    11.11%       NA
---------------------------------------------------------------------------------------
Lipper Mid-Cap
Core Funds Index             13.06%    36.58%     2.38%     7.89%    10.95%       NA
---------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (9/23/92)      17.35%    47.80%    -0.73%     6.99%     7.44%     11.07%
---------------------------------------------------------------------------------------
Citigroup EMI                15.97%    55.02%     7.19%     6.18%     4.74%      6.28%
Global ex-US
---------------------------------------------------------------------------------------
MSCI EAFE                    17.08%    38.59%    -2.91%    -0.05%     4.47%      6.16%
---------------------------------------------------------------------------------------
Lipper Int'l Small-          14.77%    55.10%     5.45%    10.31%       NA        NA
Cap Funds Index
---------------------------------------------------------------------------------------
COLUMBIA ACORN USA
(9/4/96)                     13.57%    47.13%    12.67%     9.87%       --      14.00%
---------------------------------------------------------------------------------------
Russell 2000                 14.52%    47.25%     6.27%     7.13%       --       8.63%
---------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index             14.85%    40.90%     6.83%     9.39%       --       9.90%
---------------------------------------------------------------------------------------
S&P 500                      12.18%    28.69%    -4.05%    -0.57%       --       9.12%
---------------------------------------------------------------------------------------
COLUMBIA ACORN INT'L
SELECT + (11/23/98)          16.92%    41.79%    -5.04%     6.14%       --       8.01%
---------------------------------------------------------------------------------------
Citigroup World ex-US
Cap Range $2-10B             15.81%    49.65%     4.73%     5.92%       --       6.48%
---------------------------------------------------------------------------------------
MSCI EAFE                    17.08%    38.59%    -2.91%    -0.05%       --       0.75%
---------------------------------------------------------------------------------------
Lipper International
Funds Index                  15.45%    36.00%    -1.85%     2.13%       --       2.51%
---------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT+ (11/23/98)            4.97%    30.61%     9.15%    13.43%       --      14.66%
---------------------------------------------------------------------------------------
S&P MidCap 400               13.19%    35.62%     4.84%     9.21%       --      11.28%
---------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                 10.98%    35.42%    -8.56%     2.18%       --       4.78%
---------------------------------------------------------------------------------------
S&P 500                      12.18%    28.69%    -4.05%    -0.57%       --       0.55%
---------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (9/25/02)                7.34%    19.79%       --        --        --      19.01%
---------------------------------------------------------------------------------------
S&P 500                      12.18%    28.69%       --        --        --      29.59%
---------------------------------------------------------------------------------------
Lehman U.S. Credit
Intermediate Bond Index       0.40%     6.91%       --        --        --       7.95%
---------------------------------------------------------------------------------------
Lehman U.S Govt.
Intermediate Bond Index      -0.20%     2.29%       --        --        --       2.89%
---------------------------------------------------------------------------------------
Lipper Flexible
Portfolio Funds Index         9.26%    23.03%       --        --        --      23.09%
---------------------------------------------------------------------------------------


* Not annualized.
+ Liberty Acorn Foreign Forty was renamed Columbia Acorn International Select.
  Liberty Acorn Twenty was renamed Columbia Acorn Select. Both changes went into effect on October 13, 2003.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than the performance data collected. Visit columbiafunds.com for daily performance updates. For complete information about Columbia Acorn Funds, including objectives, risks, charges and expenses, refer to a copy of the prospectus. Be sure to read it carefully before you invest.

DESCRIPTION OF INDEXES: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MIDCAP 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. RUSSELL 2000 is a market-weighted index of 2000 U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. RUSSELL 2500 is the smallest 2,500 U.S. companies from this same group. CITIGROUP EMI GLOBAL EX-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization.

CITIGROUP WORLD EX-US CAP RANGE $2-10B is a subset of the Broad Market Index, representing a mid-cap developed market index excluding the U.S. LIPPER INDEXES include the largest funds tracked by Lipper, Inc. in the named category. LIPPER MID-CAP GROWTH INDEX, 30 mid-cap growth funds; LIPPER MID-CAP CORE FUNDS INDEX, 30 mid-cap core funds; LIPPER INTERNATIONAL FUNDS INDEX, 30 largest non-U.S. funds, not including non-U.S. small cap funds; Lipper International SMALL-CAP FUNDS INDEX, 10 largest non-U.S. funds investing in small cap companies, including Columbia Acorn International; LIPPER SMALL-CAP CORE FUNDS INDEX, 30 largest small cap core funds, including Columbia Acorn Fund. LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. LEHMAN U.S. GOVERNMENT INTERMEDIATE BOND INDEX is made up of 1 to 10 year treasury and agency bonds, excluding targeted investor notes and state and local government series bonds. The LEHMAN U.S. CREDIT INTERMEDIATE BOND INDEX is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Fund's statement of additional information. It is not possible to invest directly in an index.

      >Squirrel Chatter: DON'T BET THE FARM

Photo of Ralph Wanger

How do you run a mutual fund to get good results? Are the investing rules the same for managing small-cap/mid-cap funds and large-cap funds? Here are some of my personal opinions on these questions.

      We believe some basic principles apply to any stock portfolio. (1) Diversification reduces risk, so own mid-cap stocks (Columbia Acorn Select) and a small-cap fund (Columbia Acorn USA). (2) International stocks add additional beneficial diversification (Columbia Acorn International) 1. (3) The market often over-values growth stocks, so pay close attention to valuation. (4) Big winners take years to develop, so think long term.

      So what are the differences in managing small-, mid-and large-cap funds? Many large-company portfolios are run according to the rules expressed in Charles Ellis's book, WINNING THE LOSER'S GAME. 2 He tells us to play it safe. Start with a portfolio that mirrors the market and try to avoid big losers (fraud such as Enron and WorldCom, overpriced growth such as Cisco at $80 3). One could say he starts with the S&P 500 and reduces it to the Ellis 495 by getting rid of some potential big losers.

      The WINNING THE LOSER'S GAME strategy may work for a big-company portfolio, but it is not the way I like to run a small-cap fund. Small-cap is a winner's game. You want to be a Barry Bonds or a Sammy Sosa and hit 50 home runs. If you get the homers, you are a hero; you can strike out a lot of times but no one will care very much. As an example, International Game Technology
(IGT) has been a great long-term winner for the funds. In the 2003 season, IGT hit a grand slam - an additional unrealized gain of $175 million! 4 Even if you strike out more often than you would like, one big winner more than offsets a half-dozen $10 million losers.

      Some of our big winners are duly celebrated in the Scarlet A section. The funds had fine results in 2003 due to the success we had in these stocks and many others. Writing about success, however, is less colorful than writing about failure; there are more plays about Nero than about Marcus Aurelius.

      When it comes to investing, there are only a few ways to fail. You can buy a company that runs into unexpected problems. Sometimes you buy into a speculative company you know is high risk and the company just doesn't make it. The unfortunate speculators who bought Cisco at $80 lost mere hundreds of billions of dollars compared to the more unfortunate speculators gulled by the Enron and WorldCom frauds. Of course bubbles and speculation have a long history. The first overpricing bubble on record was the tulip-mania boom in Holland in 1636. Tulips were a new "high-tech" flower in Europe but the price of strangely colored varieties went way too high, creating a nasty collapse. Tulip-bulb farming today is still important to the Dutch but it is no longer high tech.

      Farmers can fool you. About 25 years ago, I put some personal money into Maine Sugar. The promoter was a potato processor in Aroostook County, Maine. He believed that the climate and soil there was favorable for growing sugar beets. He floated stock to build a sugar refinery and invited a planeload of New York analysts to come see the sugar beet fields under cultivation. The analysts got on a bus and were driven to a field where the CEO dug up a giant sugar beet. The analysts had never seen such a large sugar beet (most of them had never seen a farm, for that matter). They got back on the bus, and after another ten minutes arrived at another field. The CEO dug up a sugar beet bigger than the first one. The bus continued to another farm field where again an impressive beet was unearthed. When the analysts arrived back in New York, they wrote buy reports based on the great number of farms growing sugar beets. Maine Sugar dissolved a few months later, and the city-boy analysts realized that they had been shown the same field three times in a row. (Columbia Acorn Funds didn't own Maine Sugar).

      The latest foolish farm fraud is Parmalat, an Italian company in the milk business. (Parma latte, get it?) The Columbia Acorn Funds lost a few million dollars in Parmalat (see Pages 6 and 10). Big banks that did business with Parmalat could lose hundreds of millions of dollars in bad loans. One of the centerpieces of the fraud was a made-up bank deposit of 3.95 billion euros (about $5 billion). The Parmalat officials allegedly handed the auditors a hastily forged document purporting to be the bank's acknowledgement of the deposit. The auditors appear to have accepted the false affidavit without making their own inquiry ("Hey, we are facing a deadline and it's only five billion.") and allowed the company to continue its fraud for a few more months, roping us in.

      How could we have avoided getting caught? Talking to company management more often probably would have not helped at all; after all, the bank lenders, the bond rating agencies, and auditor were fooled, and they had much freer access to the company's internal records then any outside financial analyst could ever get. One answer would have been to talk to Parmalat's suppliers, in this case the dairy farmers. After the collapse, someone did ("Parma Farmers Had One Rule: Don't Deal With Parmalat," BLOOMBERG NEWS, January 19, 2004). Achille Coelli, director of the Union of Parma Farmers said, "Farmers here won't work with Parmalat. Tanzi [the CEO] never had a good reputation. The company was a slow payer, so only one

1-800-922-6769
percent of the milk produced in Parma province was sold to Parmalat." Obvious red flag? Sure. Did any analyst do this check before the collapse? Don't think so.

      What conclusions do we want to draw from this crying over spilt milk, besides the vaguely comforting notion that not all fraud occurs in the USA? First, a smart crook can fool some of the people all of the time. Second, really star-quality analytic work could help discover frauds sooner, but much of the time that doesn't happen. Third, complete skepticism would have you avoid fraud, but you would avoid the good investments too. An investor must balance skepticism and credulity just as one balances risk/return or growth/value. Fourth, diversification dilutes the negative effect of one bad stock. Since fraud tends to hit you one at a time, it's a strike out, but it doesn't cost you the season. The benefits you get from big winners far outweigh a few losers.

2003 SCARLET A WINNERS

                           HEAP HIGH THE GOLDEN CORN! 5
                                                      -- JOHN GREENLEAF WHITTIER

      Our analysts and portfolio managers deserve a lot of credit for picking exceptional stocks but we do not rely solely on our internal investment prowess. Often we get sage advice from investment pros outside our Chicago office. We honor and thank these individuals by presenting them with the coveted Scarlet A certificate. In 2003, domestic stocks had to increase more than 150% and make more than $40 million to be considered for a Scarlet A. The international stock criteria was a return of at least 100% and a dollar gain of $20 million or more.

      Our thanks to Greg Jackson of Blum Capital Partners for his help on software company NOVELL. The stock was up 214% in 2003 and brought in a firm-wide gain of over $101 million. Rural cellular service provider WESTERN WIRELESS was up 250% in 2003 and provided a dollar gain of nearly $69 million. Hats off to Thomas Lee of JPMorgan for his help with this 2003 winner. Thomas confirmed our internal analysis that Western Wireless was generating free cash flow and that fears that the company could go bust were unfounded. Natural gas producer ULTRA PETROLEUM, up nearly 150%, brought in a dollar gain of over $50 million. Credit for this idea goes to Barry Sahgal of Brean Murray & Co. While this is Barry's first Scarlet A win, this is not his first contribution to the Columbia Acorn Funds. Barry also brought EVERGREEN RESOURCES to our attention in 1998, a stock that has increased over 270% during the five years we've held it in our funds.

      A repeat winner tops our international Scarlet A list. Ireland's ANGLO IRISH BANK was up 142% in 2003 and provided a firm-wide dollar gain of nearly $60 million. To David Smith of Davy Stockbrokers in Dublin: Thanks again! Stefan Stalmann of Dresdner Kleinwort Wasserstein in Frankfurt, Germany, earns the Scarlet A for his help with DEPFA BANK. The stock, up 139% with a $22 million gain, provides international public-sector financing. While we had built a position in Depfa Bank before speaking with Stefan, his understanding of the company reinforced our conviction and we remained invested in the stock longer than we might have on his advice, benefiting shareholders. It is noteworthy that Robert Hurkmans, a Dresdner contact in New York, encouraged us to contact Stefan. The best attributes of a good broker are credibility and being selective about providing information and analyst contacts within their own organization. So, to Robert Hurkmans, we offer kudos for darned good brokering.

COLUMBIA WAM NEWS
John Park has been named director of domestic research for Columbia Wanger Asset Management, L.P. John joined the firm in 1993 and has managed Columbia Acorn Select since its 1998 inception. He also became a co-manager on Columbia Acorn Fund in 2003.

/s/ Ralph Wanger

Ralph Wanger
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

________________________________________________________________________________
1 For more information about Columbia Acorn Select, Columbia Acorn USA or
  Columbia Acorn International, including management fees and expenses, please call us at (800) 922-6769 or visit www.columbiafunds.com. Please read the prospectus carefully before you invest or send money.

2 Ellis, Charles D., WINNING THE LOSER'S GAME: TIMELESS STRATEGIES FOR
  SUCCESSFUL INVESTING, McGraw-Hill Trade, 4th Edition, March 14, 2002.

3 No fund advised by Columbia Wanger Asset Management, L.P., owns or has owned
  Enron, WorldCom or Cisco.

4 The dollar gain for the one-year period ended December 31, 2003 reflects the total gain in the stock across all funds/accounts advised by Columbia Wanger Asset Management, L.P., that held IGT.

5 Whitter, John Greenleaf, THE CORN SONG, prior to 1872.

As of 12/31/03, fund positions, as a percent of net assets, in the holdings mentioned were: Parmalat: Columbia Acorn International, 0.0%; Columbia Acorn International Select, 0.0%. International Game Technology: Columbia Acorn Fund, 2.8%; Columbia Acorn Select, 2.3%. Novell: Columbia Acorn Fund, 0.9%; Columbia Acorn USA, 2.0%. Western Wireless: Columbia Acorn Fund, 0.5%; Columbia Acorn USA, 2.5%. Ultra Petroleum: Columbia Acorn Fund, 0.6%; Columbia Acorn USA, 0.8%. Evergreen Resources: Columbia Acorn Fund, 0.4%. Anglo Irish Bank: Columbia Acorn Fund, 0.5%; Columbia Acorn International, 2.2%; Columbia Acorn International Select, 5.8%. Depfa Bank: Columbia Acorn Fund, 0.2%; Columbia Acorn International, 0.9%; Columbia Acorn International Select, 2.5%.

Columbia Acorn Fund*
      >In a Nutshell

Photo of Charles P. McQuaid

Photo of Robert A. Mohn

Photo of John H. Park

Columbia Acorn Fund surged 45.68% in 2003, our fourth best year ever. As shown on Page 1, the Fund matched the Russell 2500, slightly underper-formed the Russell 2000, handily beat many peers and substantially outperformed the large cap S&P 500. During the fourth quarter, Columbia Acorn Fund's 14.45% gain matched small-cap performance measures and moderately beat mid- and large-cap benchmarks.

      We've previously discussed buying good tech stocks at distressed prices, and also purchasing select telecom and biotech stocks when we believed we were being paid to take risk. Most of these stocks were up a lot, but given improved tech demand, repaired telecom balance sheets, and biotech fundamental progress, we believe additional gains seem plausible for many of the holdings. We constantly review the Fund's portfolio, looking to swap into stocks that we consider more attractive.

      Aspect Communications, discussed separately on this page, was Columbia Acorn Fund's biggest percentage winner, up 454% during the year. Barcode and wireless ID systems maker Unova jumped 354% on improved earnings, while software provider Novell, technology e-learning company Skillsoft Publishing, and technology staff company Igate Capital each at least doubled. The Fund's biggest loser was First Health Group, down over 20%, as competitors put pricing pressure on the firm.

      Columbia Acorn Fund's foreign stocks delivered an average 57.81% return for the year. The leading percentage gainer was Korean auto parts maker Hyundai Mobis, which cranked out a 171% gain on better than expected earnings. Anglo Irish Bank, discussed on Page 6, appreciated 125% and was the Fund's largest foreign winner in dollars. We continue to believe that foreign stocks on average are better values than domestic securities, so we have increased the Fund's foreign weighting to 12.7%. We currently don't expect it to exceed 15%.

      Small caps have outperformed large caps for nearly five years and by most measures small-cap valuations are now close to long-term average valuations relative to large caps. While we continue to find companies that we believe are attractive, the combination of fewer compelling new ideas and more existing stocks approaching sell targets has caused the Board of Trustees to take proactive steps to reduce cash inflows. Existing shareholders can continue to buy shares in Columbia Acorn Fund. The minimum for NEW eligible accounts, however, has been raised to $50,000 and several marketing channels have been closed. Please see our recent prospectus supplement for additional details.

      We'd like to take this opportunity to officially welcome John Emerson to Columbia Wanger Asset Management's domestic analyst team. John joined us mid-year to cover media stocks.

/s/ Charles P. McQuaid                     /s/ Robert A. Mohn

Charles P. McQuaid                         Robert A. Mohn
LEAD PORTFOLIO MANAGER                     CO-PORTFOLIO MANAGER


/s/ John H. Park

John H. Park
CO-PORTFOLIO MANAGER

The Right Call
--------------------------------------------------------------------------------

Columbia Wanger Asset Management's technology services and software analyst Ben Andrews always believed that technology was driving a revolution in the telecommunications industry. Though telecom-related stocks collapsed from early 2000 to early 2003, consumers worldwide still wanted hand-held devices and broadband connections, while corporations wanted increased productivity and cost savings. Call center software provider Aspect Communications suffered from management, product, and financing transitions, but had a stable customer base that generated plenty of revenue. As the economy improved, Aspect's next generation products started to grow, and the company's financing and management problems were worked out. Aspect became profitable and the stock rose over 450% in 2003.

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

* LIBERTY ACORN FUND WAS RENAMED COLUMBIA ACORN FUND ON OCTOBER 13, 2003. ON SEPTEMBER 30, 2003, RALPH WANGER RELINQUISHED HIS DAILY FIRM AND PORTFOLIO MANAGEMENT RESPONSIBILITIES. AT THAT TIME, CHUCK MCQUAID BECAME THE LEAD PORTFOLIO MANAGER OF COLUMBIA ACORN FUND. MR. WANGER CONTINUES TO SERVE AS A TRUSTEE OF COLUMBIA ACORN TRUST AND AS A MEMBER OF THE COLUMBIA THERMOSTAT SUPERVISORY COMMITTEE, AND WILL REMAIN AFFILIATED WITH COLUMBIA WANGER ASSET MANAGEMENT, LP, ACTING IN AN ADVISORY CAPACITY.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: ASPECT COMMUNICATIONS, 0.6%; UNOVA, 0.3%; SKILLSOFT PUBLISHING, 0.8%; IGATE CAPITAL, 0.3%; FIRST HEALTH GROUP, 1.0%; HYUNDAI MOBIS, 0.2%; ANGLO IRISH BANK, 0.5%; NOVELL, 0.9%.

1-800-922-6769

Columbia Acorn Fund
      >At a Glance                                          Ticker Symbol: ACRNX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
      >through December 31, 2003

                        1 YEAR       5 YEARS      10 YEARS
-----------------------------------------------------------
Returns before taxes    45.68%       14.49%       13.58%
-----------------------------------------------------------
Returns after taxes     45.66        12.74        11.50
on distributions
-----------------------------------------------------------
Returns after taxes     29.72        11.88        10.93
on distributions and
sale of fund shares
-----------------------------------------------------------
S&P 500 (pretax)        28.69        -0.57        11.07
-----------------------------------------------------------
Russell 2500 (pretax)   45.51         9.40        11.74
-----------------------------------------------------------
Russell 2000 (pretax)   47.25         7.13         9.47
-----------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value will fluctuate, resulting in a gain or loss on sale.

COLUMBIA ACORN FUND PORTFOLIO DIVERSIFICATION
      >as a % of net assets, as of December 31, 2003

PIE CHART

Consumer                           20.0%
Goods/Services

Industrial                         12.2%
Goods/Services

Finance                            11.6%

Other*                              8.8%

Health Care                         8.6%

Energy/Minerals                     7.0%

Real Estate                         4.3%

Information                        27.5%
Software/Services          13.8%
Computer Related Hardware   8.9%
Media                       2.3%
Telecommunications          2.5%

* Other includes cash and other assets less liabilities of 7.8%. Foreign equities within the portfolio were 12.7% diversified by region as follows: 8.0% Europe; 1.7% Asia without Japan; 1.7% Canada; 0.6% Japan; 0.3% Australia; 0.2% Latin America; 0.2% New Zealand.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN FUND (CLASS Z)
      >June 10, 1970 through December 31, 2003

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Stock Index, a broad, market-weighted average of U.S. blue-chip company stock performance. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA COLLECTED. VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. FOR COMPLETE INFORMATION ABOUT COLUMBIA ACORN FUNDS, INCLUDING OBJECTIVES, RISKS, CHARGES AND EXPENSES, REFER TO A COPY OF THE PROSPECTUS. BE SURE TO READ IT CAREFULLY BEFORE YOU INVEST.

COLUMBIA ACORN FUND NAV ON 12/31/03: $22.56

TOTAL NET ASSETS:  $11,168.8 MILLION


    AVERAGE ANNUAL TOTAL RETURN
    ---------------------------
1 YEAR   5 YEARS   10 YEARS    LIFE OF FUND
45.68%    14.49%    13.58%        16.30%

MOUNTAIN CHART

                COLUMBIA
               ACORN FUND      S&P 500
               ----------      -------
  6/30/70        9694.96       9819.82
  7/31/70       10517.20      10575.00
  8/31/70       11223.10      11081.10
  9/30/70       12022.80      11481.20
 10/31/70       11916.20      11385.80
 11/30/70       12169.40      11962.10
 12/31/70       13586.70      12676.20
  1/31/71       14953.40      13224.70
  2/28/71       15837.70      13378.40
  3/31/71       17020.50      13905.70
  4/30/71       18230.50      14446.20
  5/31/71       17275.90      13881.80
  6/30/71       17397.30      13928.20
  7/31/71       17289.40      13389.00
  8/31/71       17640.10      13908.30
  9/30/71       17571.50      13846.10
 10/31/71       16516.40      13304.20
 11/30/71       15677.70      13306.80
 12/31/71       17828.50      14489.90
  1/31/72       18652.50      14788.00
  2/29/72       19648.80      15197.40
  3/31/72       20119.20      15323.30
  4/30/72       20672.70      15426.60
  5/31/72       20824.90      15731.30
  6/30/72       20562.00      15425.30
  7/31/72       19521.50      15498.10
  8/31/72       19129.90      16070.50
  9/30/72       18962.10      16029.40
 10/31/72       18920.10      16218.90
 11/30/72       19745.20      17000.50
 12/31/72       19367.60      17241.70
  1/31/73       18270.10      16984.60
  2/28/73       16883.50      16385.80
  3/31/73       16563.50      16399.00
  4/30/73       15055.00      15373.60
  5/31/73       13637.80      15515.40
  6/30/73       13637.80      15453.10
  7/31/73       15214.60      16081.10
  8/31/73       14555.10      15532.60
  9/30/73       16825.00      16196.30
 10/31/73       17469.20      16222.80
 11/30/73       14877.20      14423.70
 12/31/73       14769.80      14708.50
  1/31/74       15110.60      14603.90
  2/28/74       15188.10      14593.30
  3/31/74       15017.60      14293.90
  4/30/74       13824.30      13781.10
  5/31/74       12925.40      13365.10
  6/30/74       12506.90      13212.80
  7/31/74       11718.20      12366.20
  8/31/74       10621.60      11176.50
  9/30/74        9697.29       9888.71
 10/31/74       12015.90      11551.40
 11/30/74       11436.20      10987.00
 12/31/74       10684.30      10816.10
  1/31/75       12371.50      12191.30
  2/28/75       12895.60      12969.00
  3/31/75       13022.60      13298.90
  4/30/75       13642.00      13975.90
  5/31/75       14928.40      14642.30
  6/30/75       15944.80      15341.80
  7/31/75       15106.10      14353.50
  8/31/75       14224.10      14100.40
  9/30/75       13646.80      13660.60
 10/31/75       14160.00      14553.50
 11/30/75       14224.10      14964.20
 12/31/75       13951.50      14842.30
  1/31/76       16285.70      16649.40
  2/29/76       17970.90      16509.00
  3/31/76       18959.40      17065.40
  4/30/76       18943.20      16933.00
  5/31/76       19461.80      16744.80
  6/30/76       20498.90      17486.80
  7/31/76       19796.30      17403.30
  8/31/76       19861.60      17371.50
  9/30/76       20727.30      17819.30
 10/31/76       19926.90      17488.10
 11/30/76       21217.30      17416.50
 12/31/76       23046.60      18394.30
  1/31/77       24091.10      17523.80
  2/28/77       23235.40      17204.60
  3/31/77       23910.10      17024.40
  4/30/77       24486.10      17094.60
  5/31/77       24979.70      16759.40
  6/30/77       26608.90      17587.40
  7/31/77       26441.50      17368.80
  8/31/77       25778.00      17070.70
  9/30/77       25628.70      17097.20
 10/31/77       24666.60      16430.80
 11/30/77       26740.10      16950.20
 12/31/77       27171.40      17077.40
  1/31/78       25528.80      16097.00
  2/28/78       25780.50      15771.10
  3/31/78       26754.00      16234.80
  4/30/78       28919.20      17698.70
  5/31/78       30094.10      17861.70
  6/30/78       30094.10      17616.60
  7/31/78       32149.90      18643.30
  8/31/78       35492.20      19203.80
  9/30/78       34745.70      19142.80
 10/31/78       28519.30      17473.50
 11/30/78       30826.60      17848.40
 12/31/78       31776.70      18199.50
  1/31/79       33357.00      19006.40
  2/28/79       32583.80      18395.60
  3/31/79       36376.10      19492.60
  4/30/79       36504.90      19617.10
  5/31/79       37057.20      19189.20
  6/30/79       40131.50      20023.80
  7/31/79       41505.20      20292.80
  8/31/79       44852.30      21464.00
  9/30/79       45298.60      21555.40
 10/31/79       42063.00      20174.90
 11/30/79       45614.80      21134.10
 12/31/79       47790.40      21585.90
  1/31/80       50478.20      22927.90
  2/29/80       50602.40      22926.60
  3/31/80       42258.40      20696.90
  4/30/80       44556.60      21654.70
  5/31/80       47393.20      22768.90
  6/30/80       49111.70      23489.70
  7/31/80       52126.70      25123.20
  8/31/80       54232.80      25377.60
  9/30/80       56697.00      26124.80
 10/31/80       57876.40      26653.40
 11/30/80       61793.80      29492.60
 12/31/80       62594.10      28602.30
  1/31/81       61405.10      27405.90
  2/28/81       61124.80      27881.60
  3/31/81       65118.90      28997.10
  4/30/81       65445.90      28436.70
  5/31/81       66637.10      28509.50
  6/30/81       64184.60      28330.70
  7/31/81       61688.10      28389.00
  8/31/81       57933.60      26750.10
  9/30/81       54131.50      25431.90
 10/31/81       57600.90      26804.50
 11/30/81       58955.30      27910.70
 12/31/81       58004.80      27195.30
  1/31/82       55855.50      26840.20
  2/28/82       54397.10      25339.20
  3/31/82       53546.40      25206.70
  4/30/82       55247.80      26346.10
  5/31/82       54299.90      25447.80
  6/30/82       53692.20      25066.20
  7/31/82       52745.60      24619.80
  8/31/82       55713.30      27608.60
  9/30/82       56586.10      27953.10
 10/31/82       62596.40      31169.80
 11/30/82       67559.20      32429.80
 12/31/82       68207.60      33053.80
  1/31/83       71999.10      34283.30
  2/28/83       75490.60      35068.90
  3/31/83       77580.20      36364.60
  4/30/83       80463.40      39228.90
  5/31/83       85065.80      38888.40
  6/30/83       87777.20      40401.40
  7/31/83       85603.50      39209.10
  8/31/83       83886.10      39798.60
  9/30/83       85388.90      40347.10
 10/31/83       82356.50      39880.80
 11/30/83       85254.70      40722.00
 12/31/83       85388.90      40510.10
  1/31/84       82835.90      40283.50
  2/29/84       79613.70      38865.90
  3/31/84       80298.10      39539.00
  4/30/84       80212.50      39913.90
  5/31/84       77304.00      37705.40
  6/30/84       79416.90      38524.10
  7/31/84       78263.90      38045.80
  8/31/84       87574.80      42248.30
  9/30/84       87718.90      42257.60
 10/31/84       87978.40      42420.50
 11/30/84       87401.90      41946.20
 12/31/84       89045.00      43051.10
  1/31/85       98794.40      46405.70
  2/28/85      100452.00      46974.00
  3/31/85       99746.10      47004.50
  4/30/85       99838.20      46960.80
  5/31/85      105733.00      49674.10
  6/30/85      107107.00      50451.80
  7/31/85      108625.00      50378.90
  8/31/85      107665.00      49948.30
  9/30/85      103142.00      48386.30
 10/31/85      107696.00      50621.40
 11/30/85      114788.00      54092.50
 12/31/85      117142.00      56710.40
  1/31/86      119848.00      57027.00
  2/28/86      126521.00      61289.10
  3/31/86      132668.00      64708.50
  4/30/86      134936.00      63979.90
  5/31/86      139176.00      67383.40
  6/30/86      141429.00      68522.80
  7/31/86      134782.00      64690.00
  8/31/86      138982.00      69487.30
  9/30/86      132005.00      63742.70
 10/31/86      134914.00      67417.90
 11/30/86      136502.00      69096.40
 12/31/86      136843.00      67294.60
  1/31/87      147564.00      76356.70
  2/28/87      157864.00      79373.30
  3/31/87      160298.00      81664.00
  4/30/87      155055.00      80938.00
  5/31/87      158913.00      81640.20
  6/30/87      164942.00      85763.10
  7/31/87      170980.00      90107.30
  8/31/87      179878.00      93469.80
  9/30/87      180519.00      91420.20
 10/31/87      135087.00      71731.60
 11/30/87      133089.00      65826.70
 12/31/87      142923.00      70828.00
  1/31/88      147022.00      73807.60
  2/29/88      158881.00      77248.30
  3/31/88      159366.00      74860.90
  4/30/88      163642.00      75688.90
  5/31/88      161394.00      76343.40
  6/30/88      169946.00      79847.60
  7/31/88      171144.00      79544.30
  8/31/88      167856.00      76844.20
  9/30/88      173543.00      80117.90
 10/31/88      174832.00      82349.00
 11/30/88      172344.00      81175.10
 12/31/88      178370.00      82591.40
  1/31/89      185925.00      88639.40
  2/28/89      189702.00      86430.80
  3/31/89      192253.00      88447.30
  4/30/89      200936.00      93039.20
  5/31/89      208099.00      96803.10
  6/30/89      204223.00      96254.60
  7/31/89      215945.00     104944.00
  8/31/89      221422.00     106997.00
  9/30/89      226493.00     106562.00
 10/31/89      213358.00     104089.00
 11/30/89      217568.00     106211.00
 12/31/89      222681.00     108761.00
  1/31/90      208258.00     101460.00
  2/28/90      210852.00     102766.00
  3/31/90      217234.00     105490.00
  4/30/90      210956.00     102858.00
  5/31/90      226002.00     112887.00
  6/30/90      229686.00     112125.00
  7/31/90      226379.00     111766.00
  8/31/90      195903.00     101664.00
  9/30/90      175081.00      96715.70
 10/31/90      170959.00      96303.70
 11/30/90      177743.00     102529.00
 12/31/90      183674.00     105386.00
  1/31/91      194615.00     109975.00
  2/28/91      210518.00     117839.00
  3/31/91      219033.00     120693.00
  4/30/91      226082.00     120979.00
  5/31/91      236741.00     126198.00
  6/30/91      226533.00     120416.00
  7/31/91      237001.00     126029.00
  8/31/91      245977.00     129014.00
  9/30/91      246204.00     126856.00
 10/31/91      253986.00     128561.00
 11/30/91      246772.00     123381.00
 12/31/91      270641.00     137492.00
  1/31/92      285157.00     134930.00
  2/29/92      295551.00     136684.00
  3/31/92      293460.00     134018.00
  4/30/92      284576.00     137954.00
  5/31/92      285796.00     138630.00
  6/30/92      278828.00     136567.00
  7/31/92      289313.00     142146.00
  8/31/92      284681.00     139238.00
  9/30/92      289723.00     140877.00
 10/31/92      305027.00     141361.00
 11/30/92      322837.00     146174.00
 12/31/92      336210.00     147928.00
  1/31/93      350678.00     149205.00
  2/28/93      349705.00     151239.00
  3/31/93      368610.00     154429.00
  4/30/93      359370.00     150697.00
  5/31/93      388973.00     154728.00
  6/30/93      393411.00     155182.00
  7/31/93      391413.00     154556.00
  8/31/93      417246.00     160421.00
  9/30/93      429428.00     159193.00
 10/31/93      445772.00     162484.00
 11/30/93      428938.00     160935.00
 12/31/93      444889.00     162882.00
  1/31/94      447121.00     168418.00
  2/28/94      441700.00     163847.00
  3/31/94      420332.00     156704.00
  4/30/94      423840.00     158714.00
  5/31/94      419057.00     161318.00
  6/30/94      404705.00     157364.00
  7/31/94      417781.00     162532.00
  8/31/94      437059.00     169194.00
  9/30/94      431588.00     165057.00
 10/31/94      429979.00     168765.00
 11/30/94      413243.00     162619.00
 12/31/94      411750.00     165032.00
  1/31/95      404013.00     169311.00
  2/28/95      417133.00     175910.00
  3/31/95      423188.00     181101.00
  4/30/95      427897.00     186433.00
  5/31/95      441017.00     193884.00
  6/30/95      458846.00     198388.00
  7/31/95      481143.00     204967.00
  8/31/95      486243.00     205482.00
  9/30/95      496104.00     214155.00
 10/31/95      475362.00     213389.00
 11/30/95      488963.00     222756.00
 12/31/95      497407.00     227047.00
  1/31/96      505453.00     234775.00
  2/29/96      525203.00     236952.00
  3/31/96      535444.00     239232.00
  4/30/96      563972.00     242760.00
  5/31/96      584087.00     249020.00
  6/30/96      572749.00     249970.00
  7/31/96      543209.00     238927.00
  8/31/96      563988.00     243967.00
  9/30/96      584766.00     257697.00
 10/31/96      581798.00     264805.00
 11/30/96      598124.00     284821.00
 12/31/96      609569.00     279177.00
  1/31/97      631050.00     296619.00
  2/28/97      622944.00     297752.00
  3/31/97      594573.00     286661.00
  4/30/97      597816.00     303775.00
  5/31/97      645235.00     322269.00
  6/30/97      674822.00     336708.00
  7/31/97      709392.00     363498.00
  8/31/97      712680.00     343135.00
  9/30/97      767344.00     361926.00
 10/31/97      744739.00     349840.00
 11/30/97      744739.00     366035.00
 12/31/97      761852.00     372320.00
  1/31/98      748400.00     376439.00
  2/28/98      803106.00     403589.00
  3/31/98      853328.00     424257.00
  4/30/98      865884.00     428524.00
  5/31/98      833150.00     421159.00
  6/30/98      850978.00     438266.00
  7/31/98      802766.00     433600.00
  8/31/98      656313.00     370910.00
  9/30/98      684967.00     394671.00
 10/31/98      719533.00     426775.00
 11/30/98      749097.00     452640.00
 12/31/98      807685.00     478724.00
  1/31/99      807206.00     498743.00
  2/28/99      770776.00     483242.00
  3/31/99      778925.00     502576.00
  4/30/99      842677.00     522039.00
  5/31/99      856098.00     509711.00
  6/30/99      901844.00     537999.00
  7/31/99      914942.00     521200.00
  8/31/99      888260.00     518622.00
  9/30/99      883409.00     504404.00
 10/31/99      910091.00     536324.00
 11/30/99      974612.00     547226.00
 12/31/99     1077260.00     579455.00
  1/31/00     1051090.00     550342.00
  2/29/00     1129000.00     539924.00
  3/31/00     1081910.00     592744.00
  4/30/00     1044700.00     574911.00
  5/31/00     1022610.00     563116.00
  6/30/00     1062100.00     576998.00
  7/31/00     1066420.00     567977.00
  8/31/00     1144140.00     603257.00
  9/30/00     1163260.00     571409.00
 10/31/00     1133650.00     568993.00
 11/30/00     1074010.00     524134.00
 12/31/00     1185610.00     526699.00
  1/31/01     1207650.00     545386.00
  2/28/01     1177340.00     495657.00
  3/31/01     1124300.00     464257.00
  4/30/01     1223500.00     500334.00
  5/31/01     1275170.00     503686.00
  6/30/01     1293240.00     491427.00
  7/31/01     1268730.00     486590.00
  8/31/01     1218320.00     456128.00
  9/30/01     1053070.00     419295.00
 10/31/01     1097880.00     427290.00
 11/30/01     1182610.00     460066.00
 12/31/01     1258360.00     464097.00
  1/31/02     1246390.00     457324.00
  2/28/02     1230910.00     448504.00
  3/31/02     1320990.00     465372.00
  4/30/02     1318180.00     437158.00
  5/31/02     1278770.00     433937.00
  6/30/02     1214020.00     403024.00
  7/31/02     1070450.00     371610.00
  8/31/02     1079600.00     374050.00
  9/30/02     1015550.00     333398.00
 10/31/02     1058480.00     362743.00
 11/30/02     1126750.00     384093.00
 12/31/02     1090860.00     361529.00
  1/31/03     1065520.00     352058.00
  2/28/03     1048630.00     346776.00
  3/31/03     1062000.00     350143.00
  4/30/03     1154200.00     378984.00
  5/31/03     1236540.00     398952.00
  6/30/03     1274540.00     404041.00
  7/31/03     1334360.00     411165.00
  8/31/03     1404740.00     419183.00
  9/30/03     1388550.00     414732.00
 10/31/03     1501860.00     438193.00
 11/30/03     1550420.00     442049.00
 12/31/03     1589180.00     465234.00

COLUMBIA ACORN FUND TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. International Game  Technology                  2.8%
SLOT MACHINES & PROGRESSIVE JACKPOTS

2. XTO Energy                                      1.6%
NATURAL GAS PRODUCER

3. Expeditors International of Washington          1.0%
INTERNATIONAL FREIGHT FORWARDER

4. First Health Group                              1.0%
PPO NETWORK

5. Coach                                           1.0%
DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES

6. Novell                                          0.9%
SECURITY & IDENTITY MANAGEMENT SOFTWARE

7. ITT Educational Services                        0.9%
POSTSECONDARY DEGREE PROGRAMS

8. AmeriCredit                                     0.8%
AUTO LENDING

9. Chico's FAS                                     0.8%
WOMEN'S SPECIALTY RETAILER

10. TCF Financial                                  0.8%
GREAT LAKES BANK

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International*
      >In a Nutshell

Photo of P. Zachary Egan

Photo of Louis J. Mendes III

Columbia Acorn International finished 2003 on a strong note. The Fund was up 17.35% for the quarter, outperforming both the 15.97% gain of the Citigroup EMI Global ex-US Index and the 17.08% return of the MSCI EAFE Index. For the year, the Fund's return of 47.80% fell short of the Citigroup EMI Global ex-US return of 55.02% but beat the MSCI EAFE return of 38.59%. Stocks outside the Fund's core strategy, mainly stocks in the basic materials sector, soared during the year, dampening the Fund's return. Even though the Fund didn't beat the benchmark Citigroup EMI Global ex-US Index, the absolute return for the year is the third best in Columbia Acorn International's history.

      The best stocks in the quarter and year came from a variety of industries. ASE Test, a semiconductor packaging and testing company in Taiwan, rose 72% on a recovery in demand for semiconductors. For the year, the stock was up 271%. Improved sales drove home a 69% fourth quarter gain for South Korean auto parts maker Hyundai Mobis and an annual gain of 197%. Other winners included Global BioChem Technology Group, a maker of corn starch and corn gluten headquartered in Hong Kong, up 64% in the quarter and 137% for the year; United Services Group, a temporary staffing service in the Netherlands, up 57% in the quarter and 114% for 2003; and Anglo Irish Bank, a niche middle-market bank in Ireland and the Fund's largest holding, up 48% in the fourth quarter and 125% for the year.

      A problem stock for the quarter was Zapf Creation, a toy manufacturer in Germany, down on weakness in its U.S. doll business. The company has made changes to its U.S. sales organization and plans to introduce new products in 2004. We believe these changes should help Zapf regain traction in the important U.S. market. The Fund's small position in Italian dairy producer Parmalat fell 55% in the quarter when it was revealed that a huge cash reserve on its books was falsified. The Fund minimized losses in the stock by halving the position when concerns first surfaced. Laggards for the year included Ireland's Waterford Wedgewood, down 51%. Its highly leveraged position hurt the stock in a year when luxury good purchases, particularly in the household goods sector, were subdued. The stock was also hurt by the weakened U.S. dollar. Singapore's Star Cruises also sank in the annual period, down 40%. The company's heavy reliance on Asian gambling cruises to support its large debt worried investors following the SARS outbreak and the expansion of gambling operations within Asia. We sold the Fund's position in the stock.

      We are pleased to introduce a new member to Columbia Wanger Asset Management's international analyst team. Kenneth Wooden joined the firm in early December to cover Japanese equities. Ken spent 17 years investing in Japan and is a welcome addition to the team.

/s/ P. Zachary Egan                  /s/ Louis J. Mendes III

P. Zachary Egan                      Louis J. Mendes III
CO-PORTFOLIO MANAGER                 CO-PORTFOLIO MANAGER

Anglo Irish Bank
--------------------------------------------------------------------------------
              Fills A Niche

Anglo Irish Bank is one of the only true niche banking franchises in Europe. Specializing in middle-market banking, Anglo Irish Bank provides corporate lending, commercial mortgages and structured finance arrangements to corporations, partnerships and high net worth clients in Ireland and the UK. A robust lending environment and strong asset quality helped boost the return 125% in 2003 for Columbia Acorn International. Trading at just 11.8-times 2004's earnings with a consistent 30% return on equity and above average earnings growth, we believe the stock price still has room to grow.

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

* LIBERTY ACORN INTERNATIONAL WAS RENAMED COLUMBIA ACORN INTERNATIONAL ON OCTOBER 13, 2003. ON SEPTEMBER 30, 2003, LEAH ZELL RELINQUISHED HER DAILY FIRM AND PORTFOLIO MANAGEMENT RESPONSIBILITIES. AT THAT TIME, CHUCK MCQUAID BECAME CHIEF INVESTMENT OFFICER OVERSEEING BOTH THE INTERNATIONAL AND DOMESTIC TEAMS. MS. ZELL REMAINS AFFILIATED WITH COLUMBIA WANGER ASSET MANAGEMENT, LP, ACTING IN AN ADVISORY CAPACITY.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: ASE TEST, 1.0%; HYUNDAI MOBIS, 1.1%; GLOBAL BIO-CHEM TECHNOLOGY GROUP, 1.3%; UNITED SERVICES GROUP, 0.9%; ANGLO IRISH BANK, 2.2%; ZAPF CREATION, 0.4%; PARMALAT, 0.0%; WATERFORD WEDGEWOOD, 0.0%; STAR CRUISES, 0.0%.

1-800-922-6769

Columbia Acorn International
      >At a Glance                                          Ticker Symbol: ACINX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
      >through December 31, 2003

                         1 YEAR        5 YEARS       10 YEARS
---------------------------------------------------------------
Returns before taxes       47.80%        6.99%          7.44%
---------------------------------------------------------------
Returns after taxes        47.81         5.82           6.54
on distributions
---------------------------------------------------------------
Returns after taxes        31.27         5.71           6.21
on distributions and
sale of fund shares
---------------------------------------------------------------
Citigroup EMI Global       55.02         6.18           4.74
ex-US (pretax)
---------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value will fluctuate, resulting in a gain or loss on sale.

COLUMBIA ACORN INTERNATIONAL PORTFOLIO DIVERSIFICATION
      >as a % of net assets, as of December 31, 2003

PIE CHART

Consumer          23.3%
Goods/Services

Finance           10.8%

Health Care        8.0%

Energy/Minerals    5.8%

Information       13.3%
Technology

Real Estate        1.7%

Transportation     3.5%

Other*             5.9%

Industrials       27.7%

* Other includes cash and other assets less liabilities of 4.5%.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL (CLASS Z)
      >September 23, 1992 through December 31, 2003

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the Citigroup EMI Global ex-US, Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY
BE LOWER OR HIGHER THAN THE PERFORMANCE DATA COLLECTED. VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. FOR COMPLETE INFORMATION ABOUT COLUMBIA ACORN FUNDS, INCLUDING OBJECTIVES, RISKS, CHARGES AND EXPENSES, REFER TO A COPY OF THE PROSPECTUS. BE SURE TO READ IT CAREFULLY BEFORE YOU INVEST.

COLUMBIA ACORN INTERNATIONAL NAV
AS OF 12/31/03: $22.66
TOTAL NET ASSETS: $1,678.3 MILLION

       AVERAGE ANNUAL TOTAL RETURN
       ----------------------------
1 YEAR     5 YEARS    10 YEARS    LIFE OF FUND
47.80%      6.99%       7.44%        11.07%

MOUNTAIN CHART

               COLUMBIA          CITIGROUP
                 ACORN           EMI GLOBAL
             INTERNATIONAL          EX-US
             -------------       ----------
   9/30/92      10010.00          10000.00
  10/31/92      10380.00           9383.91
  11/30/92      10570.00           9403.64
  12/31/92      10690.00           9537.99
   1/31/93      10780.00           9623.14
   2/28/93      11460.00           9965.42
   3/31/93      12000.00          10968.70
   4/30/93      12450.00          11975.90
   5/31/93      12910.00          12611.20
   6/30/93      12920.00          12126.90
   7/31/93      12920.00          12500.40
   8/31/93      13760.00          13145.40
   9/30/93      13910.00          12871.10
  10/31/93      14560.00          12825.70
  11/30/93      14620.00          11753.50
  12/31/93      15940.00          12508.70
   1/31/94      16630.00          13759.70
   2/28/94      16570.00          13855.90
   3/31/94      15850.00          13629.20
   4/30/94      15960.00          14036.90
   5/31/94      15870.00          13834.00
   6/30/94      15550.00          14122.60
   7/31/94      15980.00          14289.40
   8/31/94      16481.40          14451.90
   9/30/94      16491.50          14040.50
  10/31/94      16521.70          14277.80
  11/30/94      15606.00          13454.40
  12/31/94      15334.40          13537.60
   1/31/95      14640.10          12974.20
   2/28/95      14549.50          12760.30
   3/31/95      14811.10          13250.60
   4/30/95      15263.90          13662.70
   5/31/95      15505.40          13487.70
   6/30/95      15726.80          13338.70
   7/31/95      16582.20          14086.10
   8/31/95      16411.00          13752.70
   9/30/95      16823.80          13845.30
  10/31/95      16300.30          13431.40
  11/30/95      16068.70          13547.00
  12/31/95      16703.00          14056.20
   1/31/96      17357.40          14388.00
   2/29/96      17881.00          14556.00
   3/31/96      18203.20          14862.80
   4/30/96      18787.10          15629.20
   5/31/96      19340.90          15506.80
   6/30/96      19592.60          15499.60
   7/31/96      18967.90          14897.90
   8/31/96      19240.40          15045.70
   9/30/96      19361.60          15129.60
  10/31/96      19553.30          15033.30
  11/30/96      20088.40          15292.80
  12/31/96      20152.90          14905.90
   1/31/97      20636.00          14691.40
   2/28/97      20892.90          14986.40
   3/31/97      20584.60          14800.10
   4/30/97      20286.50          14599.20
   5/31/97      21170.40          15460.10
   6/30/97      21807.50          15852.60
   7/31/97      21951.10          15699.60
   8/31/97      20788.10          15012.50
   9/30/97      21660.30          15252.50
  10/31/97      20487.00          14513.10
  11/30/97      20268.90          13840.70
  12/31/97      20190.30          13552.80
   1/31/98      20475.70          13978.20
   2/28/98      22122.60          15035.10
   3/31/98      23857.20          15762.10
   4/30/98      24351.30          15889.60
   5/31/98      24768.50          16024.60
   6/30/98      24334.70          15459.90
   7/31/98      24491.40          15362.20
   8/31/98      21368.40          13343.30
   9/30/98      20428.20          13047.60
  10/31/98      21111.00          13946.60
  11/30/98      22308.70          14427.10
  12/31/98      23304.90          14732.80
   1/31/99      23842.20          14630.10
   2/28/99      23125.80          14356.00
   3/31/99      23573.50          14978.00
   4/30/99      24983.90          15891.60
   5/31/99      25140.60          15500.90
   6/30/99      27222.30          16103.90
   7/31/99      28190.90          16623.50
   8/31/99      29001.80          16916.00
   9/30/99      29486.10          16839.10
  10/31/99      30758.80          16685.50
  11/30/99      35365.30          17285.70
  12/31/99      41761.10          18462.30
   1/31/00      41607.50          18110.40
   2/29/00      48297.80          18807.10
   3/31/00      46808.40          18890.60
   4/30/00      41359.30          17650.20
   5/31/00      38286.00          17281.10
   6/30/00      40170.90          18330.80
   7/31/00      39669.10          17723.40
   8/31/00      40562.60          18230.90
   9/30/00      38494.10          17294.80
  10/31/00      35630.00          16248.40
  11/30/00      32730.10          15532.40
  12/31/00      33402.30          16139.40
   1/31/01      34914.90          16439.90
   2/28/01      32408.00          15801.20
   3/31/01      29284.80          14577.40
   4/30/01      30419.20          15531.50
   5/31/01      30223.20          15500.30
   6/30/01      28746.50          14974.40
   7/31/01      27590.90          14535.30
   8/31/01      27034.60          14495.40
   9/30/01      23353.90          12608.10
  10/31/01      24466.60          13120.40
  11/30/01      25850.50          13659.80
  12/31/01      26349.80          13772.30
   1/31/02      25707.80          13522.90
   2/28/02      25636.50          13749.30
   3/31/02      26977.50          14645.10
   4/30/02      27862.00          14950.10
   5/31/02      27747.90          15428.50
   6/30/02      26646.10          14826.70
   7/31/02      23854.00          13559.50
   8/31/02      23496.10          13478.20
   9/30/02      21405.60          12234.10
  10/31/02      21491.50          12510.60
  11/30/02      22150.20          12978.10
  12/31/02      22107.40          12823.60
   1/31/03      21561.90          12608.10
   2/28/03      20987.70          12383.20
   3/31/03      20686.20          12262.50
   4/30/03      22566.80          13418.60
   5/31/03      24433.00          14562.40
   6/30/03      25133.50          15105.90
   7/31/03      25681.50          15644.00
   8/31/03      26835.00          16392.10
   9/30/03      27844.40          17141.50
  10/31/03      29978.50          18388.40
  11/30/03      30800.50          18723.10
  12/31/03      32675.00          19879.20

COLUMBIA ACORN INTERNATIONAL TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Anglo Irish Bank (Ireland)                2.2%
SMALL BUSINESS & MIDDLE MARKET BANKING

2. Rhoen-Klinikum (Germany)                  2.0%
HOSPITAL MANAGEMENT

3. Kerry Group (Ireland)                     1.5%
FOOD INGREDIENTS

4. Housing Development                       1.4%
Finance (INDIA)
MORTGAGE LOAN PROVIDER

5. Venture (Singapore)                       1.3%
ELECTRONIC CONTRACT MANUFACTURER

6. Global BioChem
Technology Group (Hong Kong)                 1.3%
CORN-BASED BIOCHEMICAL PRODUCTS

7. Grafton Group (Ireland)                   1.3%
BUILDERS, WHOLESALERS & DIY RETAILING

8. Corus Entertainment (Canada)              1.3%
TV PROGRAMMING & RADIO STATIONS

9. Talisman Energy (Canada)                  1.2%
OIL & GAS PRODUCER

10. Hunter Douglas (Netherlands)             1.2%
DECORATIVE WINDOW COVERINGS

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA*
      >In a Nutshell

Photo of Robert A. Mohn

Columbia Acorn USA finished 2003 up 47.13%, performing in line with the Russell 2000's 47.25% gain. During the fourth quarter, the Fund gained 13.57% vs. a 14.52% gain for the benchmark. Small caps dominated large caps in 2003. The S&P 500, up 28.69%, had a good year but did not come close to reaching small-cap returns.

      Technology stocks continued to lead the rally. In Columbia Acorn USA, Novell and Micros Systems were among the top five moneymakers in the Fund for the year and the quarter. Novell, up 97% for the quarter and 215% for the year, is highlighted in the box below. Micros had a 93% annual gain and 27% rise in the quarter. After years of waiting, hotels are finally starting to upgrade their computer systems. Micros has been benefiting from this initiative with revenue growth in its hotel and restaurant integration software up nearly 20%. In the financial sector, AmeriCredit and World Acceptance posted top gains. Auto lender AmeriCredit was up 104% for the year and 55% in the fourth quarter. Credit loss reports showed that for the first time in 27 months AmeriCredit had a year-over-year drop in losses in November. Personal lender World Acceptance increased 162% in the year and 47% in the quarter largely due to the strengthening economy. Freight forwarder Hub Group also bounced back with the economy, up an impressive 349% for the year and 98% for the quarter. Aspect Communications was another big percentage winner, up 310% for the year and 89% in the quarter. See Page 4 for more on this stock.

      The notable poor performer was First Health Group, down 20% in the year and 26% in the quarter. First Health's competition aggressively lowered prices during the year. Home health care service provider Lincare Holdings also fell as the government moved to cut oxygen reimbursement rates, a major source of revenue for Lincare Holdings. Disappointing sales marked down stock prices for retailers Gadzooks and Abercrombie & Fitch in the quarter and for the year.

      What a difference a year makes. Last year, all areas of the market - small, mid, large - ended the year down in double digits. This year, small-cap gains neared 50%, mid caps cleared 35% and large caps came in at about 30% (See Page 1 for index returns). So, what's next? Small caps did so well in 2003 that there is some concern that they are getting overpriced. We still believe that small caps are in for a very long period of outperformance. As for valuations, we have a list of stocks that we believe are attractive to buy at current levels. Today that list is smaller than it was six months ago but we believe there continue to be small-cap stocks to buy at good prices.

/s/ Robert A. Mohn

Robert A. Mohn
LEAD PORTFOLIO MANAGER

Novell Competes
--------------------------------------------------------------------------------

Novell, the leading provider of network printer, directory, and file services, is up against a formidable competitor, Microsoft. But Novell isn't backing down. The company has invested capital and leveraged existing knowledge to go after new markets. Security Identity Management and Linux are two fast-growing markets in which Novell has been building a name for itself. Columbia Wanger Asset Management's technology analyst Ben Andrews purchased Novell under the assumption that at least one of these markets would drive Novell's revenue and earnings over the next one to two years. Wall Street has become aware of Novell's push into Linux and has doubled the price of its shares. Novell's bottom line pay out has yet to come, but we believe it is on the right track.

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

* LIBERTY ACORN USA WAS RENAMED COLUMBIA ACORN USA ON OCTOBER 13, 2003.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: NOVELL, 2.0%; MICROS SYSTEMS, 3.3%; AMERICREDIT, 2.5%; WORLD ACCEPTANCE, 1.5%; HUB GROUP, 1.1%; ASPECT COMMUNICATIONS, 0.2%; FIRST HEALTH GROUP, 2.1%; LINCARE HOLDINGS, 1.1%; GADZOOKS, 0.1%; ABERCROMBIE & FITCH, 0.5%.

1-800-922-6769

Columbia Acorn USA
      >At a Glance                                          Ticker Symbol: AUSAX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
      >through December 31, 2003

                         1 YEAR     5 YEARS   LIFE OF FUND
----------------------------------------------------------
Returns before taxes     47.13%      9.87%        14.00%
----------------------------------------------------------
Returns after taxes      47.13       9.32         13.20
on distributions
----------------------------------------------------------
Returns after taxes      30.63       8.34         12.03
on distributions and
sale of fund shares
----------------------------------------------------------
Russell 2000 (pretax)    47.25       7.13          8.63
----------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value will fluctuate, resulting in a gain or loss on sale.

COLUMBIA ACORN USA PORTFOLIO DIVERSIFICATION
      >as a % of net assets, as of December 31, 2003

PIE CHART

Health Care                      14.6%

Consumer                         14.2%
Goods/Services

Other*                            7.5%

Finance                          10.5%

Energy/Minerals                   7.7%

Industrial                        6.8%
Goods/Services

Information                      38.7%
Software/Services         20.7%
Telecommunications         8.0%
Media                      3.4%
Computer Related Hardware  6.6%

* Other includes cash and other assets less liabilities of 6.6%.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN USA (CLASS Z)
      >September 4, 1996 through December 31, 2003

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index, a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY
BE LOWER OR HIGHER THAN THE PERFORMANCE DATA COLLECTED. VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. FOR COMPLETE INFORMATION ABOUT COLUMBIA ACORN FUNDS, INCLUDING OBJECTIVES, RISKS, CHARGES AND EXPENSES, REFER TO A COPY OF THE PROSPECTUS. BE SURE TO READ IT CAREFULLY BEFORE YOU INVEST.

COLUMBIA ACORN USA NAV AS OF 12/31/03:  $21.01

TOTAL NET ASSETS:  $693.3 MILLION

      AVERAGE ANNUAL TOTAL RETURN
      ---------------------------
   1 YEAR    5 YEARS    LIFE OF FUND
    47.13%    9.87%        14.00%

MOUNTAIN CHART

               COLUMBIA
              ACORN USA    RUSSELL 2000
              ----------   ------------
    9/4/96     10000.00       10000.00
   9/30/96     10720.00       10359.90
  10/31/96     10810.00       10200.20
  11/30/96     11260.00       10620.50
  12/31/96     11650.00       10898.90
   1/31/97     12210.00       11116.70
   2/28/97     11920.00       10847.10
   3/31/97     11480.00       10335.30
   4/30/97     11420.00       10364.10
   5/31/97     12510.00       11517.10
   6/30/97     13320.00       12010.70
   7/31/97     14000.00       12569.60
   8/31/97     14350.00       12857.20
   9/30/97     15340.00       13798.30
  10/31/97     15140.00       13192.10
  11/30/97     15170.00       13106.80
  12/31/97     15413.10       13336.20
   1/31/98     15076.70       13125.70
   2/28/98     16320.40       14096.30
   3/31/98     17400.90       14677.70
   4/30/98     17992.10       14758.80
   5/31/98     17227.60       13964.00
   6/30/98     17525.00       13993.40
   7/31/98     16591.90       12860.50
   8/31/98     13936.00       10363.30
   9/30/98     14151.30       11174.30
  10/31/98     14653.80       11630.10
  11/30/98     15402.40       12239.40
  12/31/98     16305.10       12996.70
   1/31/99     15776.20       13169.40
   2/28/99     14894.90       12102.80
   3/31/99     15016.10       12291.70
   4/30/99     16095.70       13393.20
   5/31/99     16734.70       13588.80
   6/30/99     17650.20       14203.30
   7/31/99     18047.90       13813.60
   8/31/99     16821.80       13302.30
   9/30/99     16866.00       13305.20
  10/31/99     17860.10       13359.10
  11/30/99     18810.00       14156.80
  12/31/99     20059.00       15759.40
   1/31/00     19053.10       15506.30
   2/29/00     19867.40       18066.90
   3/31/00     19819.50       16875.80
   4/30/00     17568.10       15860.30
   5/31/00     16526.20       14935.90
   6/30/00     16834.00       16237.90
   7/31/00     16748.30       15715.40
   8/31/00     17765.20       16914.50
   9/30/00     17642.60       16417.40
  10/31/00     17654.90       15684.50
  11/30/00     16625.70       14074.50
  12/31/00     18255.20       15283.30
   1/31/01     19406.90       16079.00
   2/28/01     19370.10       15023.90
   3/31/01     18904.60       14289.00
   4/30/01     21195.70       15406.90
   5/31/01     22384.10       15785.60
   6/30/01     23008.90       16330.60
   7/31/01     23254.00       15446.70
   8/31/01     22616.90       14947.80
   9/30/01     19345.60       12935.60
  10/31/01     19394.60       13692.60
  11/30/01     20546.30       14752.60
  12/31/01     21770.20       15663.20
   1/31/02     22031.20       15500.30
   2/28/02     21285.60       15075.50
   3/31/02     23099.80       16287.10
   4/30/02     23447.70       16435.60
   5/31/02     22130.60       15706.10
   6/30/02     20801.00       14926.80
   7/31/02     17967.90       12672.40
   8/31/02     17706.90       12640.10
   9/30/02     16389.80       11732.40
  10/31/02     17172.60       12108.60
  11/30/02     18663.70       13189.20
  12/31/02     17744.20       12454.80
   1/31/03     17483.30       12110.10
   2/28/03     17247.20       11744.20
   3/31/03     17284.50       11895.40
   4/30/03     18974.40       13023.30
   5/31/03     20962.50       14420.90
   6/30/03     21298.00       14681.90
   7/31/03     22304.50       15600.50
   8/31/03     23534.70       16315.80
   9/30/03     22988.00       16014.60
  10/31/03     25348.90       17359.50
  11/30/03     25908.10       17975.50
  12/31/03     26106.90       18340.20

COLUMBIA ACORN USA TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Micros Systems                                3.3%
INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

2. ITT Educational Services                      2.6%
POSTSECONDARY DEGREE PROGRAMS

3. AmeriCredit                                   2.5%
AUTO LENDING

4. Edwards Lifesciences                          2.5%
HEART VALVES

5. Western Wireless                              2.5%
RURAL CELLULAR PHONE FRANCHISES

6. JDA Software                                  2.3%
APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS

7. First Health Group                            2.1%
PPO NETWORK

8. Novell                                        2.0%
SECURITY & IDENTITY MANAGEMENT SOFTWARE

9. Commonwealth Telephone                        2.0%
RURAL PHONE FRANCHISES & CLEC

10. HCC Insurance Holdings                       2.0%
AVIATION INSURANCE

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International Select*
      >In a Nutshell

Photo of Todd M. Narter

Photo of Christopher J. Olson

After three years of posting dreary results, the international markets rose sharply in 2003. Columbia Acorn International Select finished the year up
41.79% vs. a 49.65% gain for the benchmark Citigroup World ex-US Cap Range $2-10B Index and a 38.59% return for the large-cap MSCI EAFE Index. In the fourth quarter, the Fund gained 16.92%, outperforming the benchmark return of 15.81% and nearing the MSCI EAFE gain of 17.08%. Market interest in Japan and in more speculative stocks in general cooled in the fourth quarter, benefiting the Fund's relative return. But the Fund's more conservative stance toward Japan and higher-risk stocks dampened annual performance. Still, an annual return of nearly 42%,achieved without speculative maneuvering, should delight most shareholders.

      For the quarter, three of the four biggest winners in the Fund were banks offering niche services. Anglo Irish Bank, the Fund's largest holding, finished up 48% in the quarter. The corporate lending environment in the United
Kingdom remains robust and Anglo Irish Bank continued to benefit. For the year, shares were up over 125%. Another winner in Columbia Acorn International Select was Den Norske Bank, a full-service commercial bank in Norway. Shares finished up 39% in the quarter and up 52% for the year. Ireland's Depfa Bank, a provider of public-sector financing, finished the quarter up 31%. For the year, shares were up 156%.

      The Fund's worst stocks for the quarter included Parmalat, the big dairy producer in Italy. Shares fell 55% when it was revealed that a huge cash reserve on its books was falsified. We limited the Fund's downside risk early on by halving its position in the stock when concerns first surfaced, selling those shares for a slight gain. We sold out of the Fund's remaining position shortly before the company went bankrupt. Another stock dragging down performance this quarter was Terumo, a maker of pharmaceuticals and medical supplies in Japan. Continued cuts in drug reimbursements and a steady decline in the number of new drugs coming to market slowed growth in pharmaceutical sales. The share price fell 3% during the quarter and we sold the Fund's position in the stock.

/s/ Todd M. Narter               /s/ Christopher J. Olson

Todd M. Narter                   Christopher J. Olson
CO-PORTFOLIO MANAGER             CO-PORTFOLIO MANAGER

    More Than The Name
--------------------------------------------------------------------------------
                     You Know

The Swatch brand name conjures up an image of a colorful, plastic watch that was a must-have for trendy teens in the '80s. While the Swatch watch continues to attract buyers, the earnings growth for this Swiss watchmaker is coming from its higher-end brands Omega and Brequet. Demand for the pricier lines is increasing in China and in the rest of the Asia Pacific region. We added the stock to Columbia Acorn International Select because we believe Swatch has a solid brand and is a low cost producer. Valuations are also good. After appreciating 27% in the quarter, the shares still sell at a discount to its peers.

MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

* LIBERTY ACORN FOREIGN FORTY WAS RENAMED COLUMBIA ACORN INTERNATIONAL SELECT ON OCTOBER 13, 2003.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: ANGLO IRISH BANK, 5.8%; DEN NORSKE BANK, 3.2%; DEPFA BANK, 2.5%; PARMALAT, 0.0%; TERUMO, 0.0%; SWATCH GROUP, 2.5%.

1-800-922-6769

Columbia Acorn International Select
      >At a Glance                                          Ticker Symbol: ACFFX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
      >through December 31, 2003

                          1 YEAR    5 YEARS   LIFE OF FUND
-----------------------------------------------------------
Returns before taxes      41.79%     6.14%       8.01%
-----------------------------------------------------------
Returns after taxes       41.94      6.06        7.92
on distributions
-----------------------------------------------------------
Returns after taxes       27.34      5.28        6.92
on distributions and
sale of fund shares
-----------------------------------------------------------
Citigroup World ex-US     49.65      5.92        6.48
$2-10B (pretax)
-----------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value will fluctuate, resulting in a gain or loss on sale.

COLUMBIA ACORN INTERNATIONAL SELECT PORTFOLIO DIVERSIFICATION
      >as a % of net assets, as of December 31, 2003

PIE CHART

Consumer                    21.6%
Goods/Services

Industrial                  19.1%
Goods/Services

Other*                       8.4%

Health Care                 11.4%

Finance                     17.0%

Energy/Minerals              6.7%

Information Technology      15.8%

* Other includes cash and other assets less liabilities of 4.8%.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL SELECT
(CLASS Z)
      >November 23, 1998 through December 31, 2003

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the Citigroup World ex-US $2-10B Index, a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA COLLECTED. VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. FOR COMPLETE INFORMATION ABOUT COLUMBIA ACORN FUNDS, INCLUDING OBJECTIVES, RISKS, CHARGES AND EXPENSES, REFER TO A COPY OF THE PROSPECTUS. BE SURE TO READ IT CAREFULLY BEFORE YOU INVEST.

COLUMBIA ACORN INTERNATIONAL SELECT NAV
ON 12/31/03:  $14.58

TOTAL NET ASSETS:  $43.4 MILLION

     AVERAGE ANNUAL TOTAL RETURN
     ---------------------------
 1 YEAR     5 YEARS    LIFE OF FUND
 41.79%       6.14%      8.01%

MOUNTAIN CHART

                                   CITIGROUP
              COLUMBIA ACORN    WORLD EX-US CAP
               INTERNATIONAL         RANGE
                   SELECT            $2-$10B
              --------------    ---------------
  11/23/98        10000.00           10000.00
  11/30/98        10140.00           10045.10
  12/31/98        11000.00           10338.80
   1/31/99        11790.00           10309.80
   2/28/99        11590.00           10051.80
   3/31/99        11980.00           10449.20
   4/30/99        12240.00           11032.40
   5/31/99        12170.00           10566.60
   6/30/99        13109.80           10952.70
   7/31/99        13510.80           11362.00
   8/31/99        13771.30           11489.60
   9/30/99        13621.00           11529.70
  10/31/99        14132.20           11535.10
  11/30/99        16998.70           11864.40
  12/31/99        19975.50           12771.70
   1/31/00        19664.80           12154.30
   2/29/00        24245.20           12310.70
   3/31/00        23092.60           12679.70
   4/30/00        21258.40           12171.70
   5/31/00        18923.10           11975.80
   6/30/00        19852.50           12610.80
   7/31/00        19469.00           12203.10
   8/31/00        20266.30           12586.30
   9/30/00        19236.90           12168.00
  10/31/00        18479.90           11791.00
  11/30/00        16128.30           11439.80
  12/31/00        17309.10           11998.20
   1/31/01        17874.30           11938.60
   2/28/01        15825.50           11505.00
   3/31/01        13706.00           10607.50
   4/30/01        14412.50           11390.60
   5/31/01        14382.20           11293.20
   6/30/01        13763.20           10999.40
   7/31/01        13062.40           10723.40
   8/31/01        12778.00           10626.20
   9/30/01        10624.60            9391.94
  10/31/01        11305.10            9769.16
  11/30/01        11924.70           10118.30
  12/31/01        12280.20           10140.20
   1/31/02        11650.50            9840.78
   2/28/02        11508.30            9990.63
   3/31/02        11914.60           10562.20
   4/30/02        12290.40           10755.60
   5/31/02        12432.60           11097.30
   6/30/02        12046.60           10712.10
   7/31/02        10746.50            9752.72
   8/31/02        10949.60            9729.61
   9/30/02        10147.20            8859.06
  10/31/02        10126.90            9017.25
  11/30/02        10380.80            9476.41
  12/31/02        10451.90            9209.34
   1/31/03         9944.05            8978.22
   2/28/03         9527.60            8810.27
   3/31/03         9629.18            8659.79
   4/30/03        10533.20            9425.05
   5/31/03        11447.30           10100.90
   6/30/03        11526.70           10389.10
   7/31/03        11709.60           10806.10
   8/31/03        12217.90           11429.10
   9/30/03        12675.30           11900.10
  10/31/03        13620.60           12818.90
  11/30/03        13905.20           12926.80
  12/31/03        14820.00           13781.40

COLUMBIA ACORN INTERNATIONAL SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Anglo Irish Bank (Ireland)                5.8%
SMALL BUSINESS & MIDDLE MARKET BANKING

2. Kerry Group (Ireland)                     3.9%
FOOD INGREDIENTS

3. Rhoen-Klinikum (Germany)                  3.9%
HOSPITAL MANAGEMENT

4. BG Group (United Kingdom)                 3.5%
OIL & GAS PRODUCER

5. Den Norske Bank (Norway)                  3.2%
LARGEST NORWEGIAN BANK

6. Talisman Energy (Canada)                  3.1%
OIL & GAS PRODUCER

7. Neopost (France)                          2.9%
POSTAGE METERS

8. Compass Group (United Kingdom)            2.9%
INTERNATIONAL CONCESSION & CONTRACT CATERING

9. Lion Nathan (Australia)                   2.7%
AUSTRALIAN BEER BREWER/DISTRIBUTOR

10. Grafton Group (Ireland)                  2.7%
BUILDERS, WHOLESALERS & DIY RETAILING

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn Select*
      >In a Nutshell

Photo of John H. Park

Columbia Acorn Select returned 4.97% during the fourth quarter, behind the benchmark S&P MidCap 400's 13.19% return and the S&P 500's 12.18% gain. For 2003, the Fund was up 30.61%, trailing the S&P MidCap 400's 35.62% return but beating the S&P 500's 28.69% gain. While we are pleased with the Fund's absolute result, we are disappointed that Columbia Acorn Select underper-formed since it was leading its primary benchmark through the first three quarters of the year.

      Electronic Arts gained 97% in 2003, as sales and earnings consistently beat expectations. Guidant, the Fund's largest position, returned 92% as investors came to appreciate the company's fast growing defibrillator business as well as its potential growth making drug-eluting stents. (A stent is a little wire-mesh tube that keeps an artery open after an angioplasty procedure.)

      On the downside, First Health Group, one of the Fund's biggest positions, fell 20% for the year as the company lowered its sales and earnings for 2004 due to increased competition in the managed-care industry. While obviously disappointed, we believe the long-term outlook remains sound and we have added to the Fund's position.

      Most other losses for the year were relatively small in position size or percentages. In fact, all losses combined contributed to just a 3.16% drop for the Fund in 2003. Perhaps our biggest detractor was the conservative nature of Columbia Acorn Select; only five of the Fund's stocks were up 70% or more. While the market has rewarded the Fund's more conservative stance in the past, highly speculative stocks had the most impressive gains in 2003 and Columbia Acorn Select did not keep pace. Furthermore, as the market has bounced back, we have seen few opportunities to buy such stocks at prices that fairly compensate us for the risks incurred.

      I am justifiably proud of the terrific efforts put forth by our investment team in 2003. My thanks to Ralph Wanger, Chuck McQuaid, Rob Mohn, Ben Andrews, Susie Hultquist, Harold Lichtenstein, Grant McKay, Rob Chalupnik, Todd Griesbach, David Frank, and John Emerson for their invaluable contributions. I am also grateful to Shelley Maish and Mike Olah for providing Herculean efforts in trading throughout the year. Finally, thank you for your continued support as a Columbia Acorn Select shareholder.

/s/ John H. Park

John H. Park
LEAD PORTFOLIO MANAGER

      Weight Watchers --
--------------------------------------------------------------------------------
                       A Winning Loser

The first question you ask a successful dieter is, "How did you lose the weight?" This marketing has contributed to Weight Watchers' unique business model by which its customers actually perpetuate the success of the business. With over 40 years in the business, the Weight Watchers' brand has become synonymous with healthy weight loss. Demand is more robust than ever with obesity rates at an all time high both domestically and in international markets. The company generates significant free cash flow due to fat profit margins and slim capital expenditure requirements, which it has been using to acquire franchises, pay down debt and repurchase stock -- all accretive to earnings. The stock has been under pressure recently as attendance growth has moderated due to the current popularity of the Atkins/high protein diet. History has shown us though that diet fads come and go, similar to excess weight, and we believe the sensibility of the Weight Watchers' program is one that dieters will return to, as will investors to the stock.

COLUMBIA ACORN SELECT IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

* LIBERTY ACORN TWENTY WAS RENAMED COLUMBIA ACORN SELECT ON OCTOBER 13, 2003.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: ELECTRONIC ARTS, 3.9%; GUIDANT, 8.9%; FIRST HEALTH GROUP, 7.1%; WEIGHT WATCHERS, 3.1%.

1-800-922-6769

Columbia Acorn Select
      >At a Glance                                          Ticker Symbol: ACTWX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
      >through December 31, 2003

                         1 YEAR     5 YEARS    LIFE OF FUND
-----------------------------------------------------------
Returns before taxes     30.61%      13.43%        14.66%
-----------------------------------------------------------
Returns after taxes      30.43       12.86         14.09
on distributions
-----------------------------------------------------------
Returns after taxes      20.05       11.47         12.59
on distributions and
sale of fund shares
-----------------------------------------------------------
S&P MidCap               35.62       9.21          11.28
400 (pretax)
-----------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value will fluctuate, resulting in a gain or loss on sale.

COLUMBIA ACORN SELECT PORTFOLIO DIVERSIFICATION
      >as a % of net assets, as of December 31, 2003

PIE CHART

Information                    27.3%

Health Care                    20.2%

Finance                        13.5%

Industrial Goods/Services       3.7%

Other*                          6.9%

Consumer                       28.4%
Goods/Services

* Cash and other assets less liabilities.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN SELECT (CLASS Z)
      >November 23, 1998 through December 31, 2003

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400, a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA COLLECTED. VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. FOR COMPLETE INFORMATION ABOUT COLUMBIA ACORN FUNDS, INCLUDING OBJECTIVES, RISKS, CHARGES AND EXPENSES, REFER TO A COPY OF THE PROSPECTUS. BE SURE TO READ IT CAREFULLY BEFORE YOU INVEST.

COLUMBIA ACORN SELECT NAV ON 12/31/03:  $18.20

TOTAL NET ASSETS:  $740.6 MILLION

      AVERAGE ANNUAL TOTAL RETURN
      ---------------------------
  1 YEAR    5 YEARS     LIFE OF FUND
  30.61%     13.43%        14.66%

MOUNTAIN CHART

                COLUMBIA
                  ACORN      S&P MID
                 SELECT      CAP 400
                --------    ---------
    11/23/98    10000.00     10000.00
    11/30/98    10030.00      9911.29
    12/31/98    10710.00     11108.90
     1/31/99    11000.00     10676.20
     2/28/99    10710.00     10117.20
     3/31/99    11480.00     10399.90
     4/30/99    12710.00     11220.20
     5/31/99    12730.00     11268.80
     6/30/99    13040.00     11872.20
     7/31/99    13190.00     11619.90
     8/31/99    12060.00     11221.70
     9/30/99    12110.00     10875.10
    10/31/99    12970.00     11429.30
    11/30/99    13250.00     12029.20
    12/31/99    13848.00     12744.10
     1/31/00    13474.00     12385.20
     2/29/00    13554.90     13252.00
     3/31/00    14171.50     14361.10
     4/30/00    13463.90     13859.60
     5/31/00    13100.00     13686.70
     6/30/00    14319.80     13887.70
     7/31/00    13931.30     14107.10
     8/31/00    15431.30     15682.20
     9/30/00    15798.20     15574.80
    10/31/00    15927.70     15046.70
    11/30/00    14381.60     13910.90
    12/31/00    15465.20     14975.10
     1/31/01    15913.90     15308.60
     2/28/01    14983.60     14435.00
     3/31/01    14403.50     13361.80
     4/30/01    15454.20     14835.80
     5/31/01    16297.00     15181.30
     6/30/01    16023.40     15120.00
     7/31/01    15870.20     14894.80
     8/31/01    15125.90     14407.60
     9/30/01    14206.50     12615.50
    10/31/01    14513.00     13173.50
    11/30/01    16023.40     14153.50
    12/31/01    16702.50     14884.70
     1/31/02    16373.50     14807.30
     2/28/02    16022.60     14825.60
     3/31/02    16581.90     15885.40
     4/30/02    15682.60     15811.10
     5/31/02    16143.20     15544.40
     6/30/02    15869.00     14406.70
     7/31/02    14860.10     13011.20
     8/31/02    15222.00     13076.60
     9/30/02    14520.10     12023.10
    10/31/02    15320.70     12544.10
    11/30/02    16088.40     13269.80
    12/31/02    15397.50     12724.50
     1/31/03    15331.70     12352.70
     2/28/03    15375.50     12058.50
     3/31/03    15682.60     12160.10
     4/30/03    16581.90     13043.00
     5/31/03    17481.20     14123.90
     6/30/03    17941.80     14303.90
     7/31/03    18808.10     14811.50
     8/31/03    19586.80     15483.30
     9/30/03    19159.10     15246.30
    10/31/03    19861.00     16399.10
    11/30/03    19718.40     16970.50
    12/31/03    20110.90     17256.80

COLUMBIA ACORN SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Guidant                                   8.9%
STENTS, DEFIBRILLATORS & OTHER CARDIAC
MEDICAL DEVICES

2. First Health Group                        7.1%
PPO NETWORK

3. Interpublic Group                         5.3%
ADVERTISING

4. Synopsys                                  5.1%
SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS

5. PeopleSoft                                4.5%
HR, ERP, CRM & SUPPLY CHAIN SOFTWARE

6. TCF Financial                             4.5%
GREAT LAKES BANK

7. Harley-Davidson                           4.0%
MOTORCYCLES & RELATED MERCHANDISE

8. Electronic Arts                           3.9%
ENTERTAINMENT SOFTWARE

9. Moody's                                   3.8%
RATING SERVICE FOR CREDIT OBLIGATIONS

10. Herman Miller                            3.8%
OFFICE FURNITURE

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat Fund
      >In a Nutshell

Photo of Ralph Wanger

Photo of Charles P. McQuaid

Photo of Harvery Hirschhorn

The Columbia Thermostat Fund completed its first full year of operations in 2003. The Fund rebal- ances between five stock funds and three bond funds according to a simple mechanical rule, quite like the way your home thermostat keeps the room temperature steady. The logical construction of the Fund appealed to many people, so assets at year-end were nearly $128 million, what we believe to be a very good number for a start-up fund.

Investment performance for the Fund was satisfactory, up 7.34% in the fourth quarter and 19.79% for the year (see Page 1 for index comparisons).

Equities

                                    FOURTH QUARTER      1-YEAR
                         WEIGHTING   TOTAL RETURN    TOTAL RETURN
FUND                     IN SECTOR      2003             2003
------------------------------------------------------------------
Columbia                    20%       14.45%          45.68%
Acorn Fund
------------------------------------------------------------------
Columbia                    15%        4.97%          30.61%
Acorn Select
------------------------------------------------------------------
Columbia Growth             25%        9.42%          26.47%
Stock Fund
------------------------------------------------------------------
Columbia Growth             25%       11.77%          19.51%
& Income Fund
------------------------------------------------------------------
Columbia Mid Cap            15%       13.90%          27.82%
Value Fund
------------------------------------------------------------------
WEIGHTED AVERAGE           100%       11.02%          29.40%
------------------------------------------------------------------

Fixed Income

                                     FOURTH QUARTER      1-YEAR
                         WEIGHTING    TOTAL RETURN    TOTAL RETURN
FUND                     IN SECTOR       2003             2003
------------------------------------------------------------------
Columbia Federal            30%         0.11%           2.26%
Securities Fund
------------------------------------------------------------------
Columbia Intermediate       50%         1.46%           9.50%
Bond Fund
------------------------------------------------------------------
Columbia High
Yield Fund                  20%         2.89%          11.49%
------------------------------------------------------------------
WEIGHTED AVERAGE           100%         1.34%           7.73%
------------------------------------------------------------------

Columbia Thermostat Fund
Rebalancing in 2003
------------------------------------------------------------------
Stock/Fixed Income
allocation 01/01/03:        70% stock, 30% fixed income
Stock/Fixed Income
allocation 12/31/03:        50% stock, 50% fixed income

                                    FOURTH QUARTER    1-YEAR
                                       2003            2003
------------------------------------------------------------------
Times stocks increased                  0                3
------------------------------------------------------------------
Times stocks decreased                  3                9
------------------------------------------------------------------
TOTAL                                   3               12

By construction, the Fund should be expected to have a return somewhere between the stock market and the bond market, and it did. The Fund's equity portfolio had a 29.40% return for the year, and the fixed income piece was up 7.73%. Thermostat's equity funds were 50% in small-cap, mid-cap and value funds, which was an overweighting in these categories vs. the entire market; this was a good idea in 2003, as these funds outperformed the large-company index as measured by the S&P 500 Index.

      The Fund's rebalancing system added some moderate value, but as the year unfolded, a high equity weighting throughout the year would have worked out better. The Thermostat system is likely to produce its best results in a market with lots of up-and-down moves. In 2003, the last 10 months of the year featured a steady uptrend for stocks, so shareholders would have done better by having all their money in an equity fund such as Columbia Acorn Fund. Of course, one cannot know that at the beginning of the year, which is why Columbia Thermostat makes sense for conservative investors.

/s/ Ralph Wanger                    /s/ Charles P. McQuaid

Ralph Wanger                        Charles P. McQuaid
CO-PORTFOLIO MANAGER                CO-PORTFOLIO MANAGER

/s/ Harvery Hirschhorn

Harvery Hirschhorn
CO-PORTFOLIO MANAGER

THE VALUE OF AN INVESTMENT IN THE FUND IS BASED PRIMARILY ON THE PERFORMANCE OF THE UNDERLYING PORTFOLIO FUNDS AND THE ALLOCATION OF THE FUND'S ASSETS AMONG THEM. AN INVESTMENT IN THE UNDERLYING FUNDS MAY PRESENT CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS THAT OCCUR IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS; AND A GREATER DEGREE OF SOCIAL, POLITICAL AND ECONOMIC VOLATILITY ASSOCIATED WITH INTERNATIONAL INVESTING. INVESTING IN SMALL-AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. CHANGES IN INTEREST RATES AND CHANGES IN THE FINANCIAL STRENGTH OF ISSUERS OF LOWER-RATED BONDS MAY ALSO AFFECT UNDERLYING FUND PERFORMANCE. THE FUND IS ALSO SUBJECT TO THE RISK THAT THE INVESTMENT ADVISER'S DECISIONS REGARDING ASSET CLASSES AND PORTFOLIO FUNDS WILL NOT ANTICIPATE MARKET TRENDS SUCCESSFULLY, RESULTING IN A FAILURE TO PRESERVE CAPITAL OR LOWER TOTAL RETURN. IN ADDITION, THE FUND MAY BUY AND SELL SHARES OF THE PORTFOLIO FUNDS FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITY. THIS IS NOT AN OFFER OF THE SHARES OF ANY OTHER MUTUAL FUND MENTIONED HEREIN.

1-800-922-6769

Columbia Thermostat Fund
      >At a Glance                                          Ticker Symbol: COTZX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
      >through December 31, 2003

                                     1 YEAR     LIFE OF FUND
------------------------------------------------------------
Returns before taxes                 19.79%        19.01%
------------------------------------------------------------
Returns after taxes
on distributions                     19.26         18.59
------------------------------------------------------------
Returns after taxes on distribu-
tions and sale of fund shares        12.87         15.97
------------------------------------------------------------
S&P 500 (pretax)                     28.69         29.59
------------------------------------------------------------
Lehman U.S. Credit Intermediate
Bond Index (pretax)                   6.91          7.95
------------------------------------------------------------
Lehman U.S. Govt. Intermediate
Bond Index (pretax)                   2.29          2.89
------------------------------------------------------------
Lipper Flexible Portfolio Funds
Index (pretax)                       23.03         23.09
------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value will fluctuate, resulting in a gain or loss on sale.

COLUMBIA THERMOSTAT FUND PORTFOLIO WEIGHTINGS
      >as a % of assets in each investment category, as of December 31, 2003

STOCK MUTUAL FUNDS

PIE CHART

Columbia          20%
Acorn Fund

Columbia          15%
Acorn Select

Columbia          25%
Growth Stock
Fund

Columbia          25%
Growth &
Income Fund

Columbia          15%
Mid Cap
Value Fund

BOND MUTUAL FUNDS

PIE CHART

Columbia          30%
Federal
Securities
Fund

Columbia          50%
Intermediate
Bond Fund

Columbia          20%
High Yield
Fund

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA THERMOSTAT FUND (CLASS Z)
      >September 25, 2002 through December 31, 2003

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to three indexes. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman U.S. Govt. Bond Index is comprised of 1 to 10 year treasury and agency bonds, excluding targeted investor notes and state and local government series bonds. The Lehman U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE DATA COLLECTED. VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. FOR MORE INFORMATION ABOUT COLUMBIA ACORN FUNDS, INCLUDING OBJECTIVES, RISKS, CHARGES AND EXPENSES, REFER TO COPY OF THE PROSPECTUS. BE SURE TO READ IT CAREFULLY BEFORE YOU INVEST.

COLUMBIA THERMOSTAT FUND NAV ON 12/31/03:  $12.31

TOTAL NET ASSETS:  $127.9 MILLION

AVERAGE ANNUAL TOTAL RETURN
---------------------------
1 YEAR       LIFE OF FUND
19.79%          19.01%

MOUNTAIN CHART

                                                             LEHMAN
              COLUMBIA                      LEHMAN         U.S. GOVT.
             THERMOSTAT                  U.S. CREDIT      INTERMEDIATE
                FUND        S&P 500   INTERMEDIATE BOND       BOND
             ----------     -------   -----------------   ------------
  9/25/02     10000.00      10000.00        10000.00         10000.00
  9/30/02      9850.00       9955.60        10042.80         10038.80
 10/31/02     10220.00      10831.90         9962.13         10032.00
 11/30/02     10700.00      11469.40        10044.60          9952.60
 12/31/02     10410.00      10795.60        10306.80         10136.50
  1/31/03     10260.00      10512.80        10335.10         10114.10
  2/28/03     10100.00      10355.10        10517.50         10228.30
  3/31/03     10190.00      10455.60        10539.30         10230.50
  4/30/03     10710.00      11316.80        10683.90         10259.20
  5/31/03     11200.00      11913.10        10956.80         10420.30
  6/30/03     11348.00      12065.10        10962.70         10403.20
  7/31/03     11418.00      12277.80        10626.40         10150.40
  8/31/03     11648.20      12517.20        10658.60         10168.70
  9/30/03     11618.20      12384.30        10976.00         10389.10
 10/31/03     12018.40      13084.90        10878.30         10287.30
 11/30/03     12148.50      13200.00        10911.20         10288.10
 12/31/03     12470.60      13892.30        11019.40         10368.30

COLUMBIA THERMOSTAT FUND ASSET ALLOCATION
      >as a % of net assets, as of December 31, 2003

PIE CHART

Stock Mutual Funds              49.5%

Bond Mutual Funds               49.6%

Cash and Other Assets            0.9%
Less Liabilities

Columbia Acorn Fund
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                       NUMBER OF SHARES
                                                  --------------------------
                                                   09/30/03       12/31/03

Additions
----------------------------------------------------------------------------
     INFORMATION

3Com                                                       0       2,000,000
Actuate                                            4,534,000       6,000,000
Alliance Atlantis Communications
  (Canada)                                           500,000         750,000
Andrew                                             1,000,000       1,600,000
Crown Castle International                         3,000,000       3,500,000
DoubleClick                                                0       2,000,000
Igate                                              4,500,000       4,550,000
Integrated Circuit Systems                         1,005,000       1,120,000
Intralot (Greece)                                          0         345,000
InVision Technologies                                      0         255,000
IXYS                                               1,000,000       1,250,000
Kronos                                             1,180,000       1,770,000
Northeast Utilities                                        0         850,000
Peoplesoft                                         3,300,000       3,400,000
Pericom Semiconductor                                318,000         404,000
Perot Systems                                              0         900,000
Pinnacle Systems                                           0       1,250,000
Regent Communications                                      0         241,000
SES Global (Luxembourg)                              332,000         560,000
Spanish Broadcasting System                          700,000       1,006,000
Sybase                                             1,221,000       1,521,000
Symmetricom                                                0       1,051,000
Tellabs                                            1,000,000       5,000,000
THQ                                                1,000,000       1,200,000
Venture (Singapore)                                1,840,000       2,710,000
Watts Water Technologies                                   0         475,000

----------------------------------------------------------------------------
     HEALTH CARE

Applied Molecular Evolution                                0         252,000
CTI Molecular Imaging                                674,000       1,900,000
Diagnostic Products                                  920,000         989,000
Enzon                                              1,115,000       1,665,000
Essilor International (France)                       265,000         365,000
First Health Group                                 5,046,000       5,586,000
Gambro (Sweden)                                    2,100,000       2,500,000
OPG Groep (Netherlands)                              365,000         420,000
Patheon                                                    0         433,600
Smith & Nephew                                     2,000,000       2,600,000

----------------------------------------------------------------------------
     CONSUMER GOODS/SERVICES

Abercrombie & Fitch                                  495,000         895,000
Aeropostale                                        1,085,000       1,510,000
AFC Enterprises                                    1,500,000       2,000,000
American Woodmark                                    375,000         422,000
Autogrill (Italy)                                  1,217,000       1,447,000
BearingPoint                                               0       3,100,000


                                                       NUMBER OF SHARES
                                                  --------------------------
                                                   09/30/03       12/31/03
----------------------------------------------------------------------------
Billabong International
  (Australia)                                      2,950,000       3,000,000
Chico's FAS                                        2,095,000       2,495,000
Christopher & Banks                                3,328,000       3,743,000
Genesco                                              565,000         700,000
Leapfrog Enterprises                                       0       1,250,000
Lion Nathan                                        3,000,000       4,000,000
Nobia (Sweden)                                       810,000       1,160,000
Orkla (Norway)                                       810,000         950,000
Oxford Industries                                    282,000         564,000
Pegasus Solutions                                          0         300,000
Petco Animal Supplies                                 815000       1,015,000
R.H. Donnelley                                        46,000         150,000
Sky City Entertainment
  (New Zealand)                                    1,500,000       5,000,000
Urban Outfitters                                     688,000         788,000
Weight Watchers                                      320,000         695,000
Winn-Dixie Stores                                  1,750,000       4,500,000

----------------------------------------------------------------------------
     FINANCE

AmeriCredit                                        5,531,000       5,831,000
Anglo Irish Bank (Ireland)                         2,910,000       3,200,000
BOK Financial                                        445,000         825,000
CityBank Lynnwood                                    128,000         159,000
Concord EFS                                                0       1,485,000
Corpbanca                                                  0         186,000
Depfa Bank (Ireland)                                 125,000         185,000
DNB NOR ASA (Norway)                                       0       2,800,000
First Mutual Bancshares                                    0          46,000
Gables Residential Trust                             287,000         400,000
Great Southern Bancorp                                     0          73,000
Intermediate Capital
  (United Kingdom)                                   350,000         500,000
Investment Technology Group                          300,000       1,215,000
Irish Life & Permanent                               700,000       1,000,000
Jardine Lloyd Thompson                                     0       1,000,000
Republic Bancorp                                   1,634,000       1,798,000
Southwest Bancorp                                          0         303,000
TCF Financial                                      1,551,000       1,751,000
United National Group                                      0         595,000
West Coast Bancorp                                   472,000         700,000

----------------------------------------------------------------------------
     INDUSTRIAL GOODS/SERVICES

Aalberts Industries                                  310,000         510,000
AM (Netherlands)                                           0         133,000
Amer Group (Finland)                                 250,000         370,000
Bilfinger Berger (Germany)                           375,000         525,000
Central Parking                                            0         900,000
Esco                                                 950,000       1,050,000
Esprit Holdings                                            0       1,500,000
Gibraltar Steel                                    1,300,000       1,900,000

1-800-922-6769

                                                       NUMBER OF SHARES
                                                  --------------------------
                                                   09/30/03       12/31/03

Additions, continued
----------------------------------------------------------------------------
     INDUSTRIAL GOODS/SERVICES (CONTINUED)

Grafton Group (Ireland)                            3,400,000       3,800,000
Grupo Aeroportuario del Sureste                            0         500,000
Imerys (France)                                            0          50,000
Intermagnetics General                               363,000         500,000
Masonite International (Canada)                      263,700         440,000
Novozymes (Denmark)                                  316,600         450,000
Pentair                                              118,000         420,000
Schindler (Switzerland)                               40,000          60,000
Shimano                                                    0         579,000
Ushio (Japan)                                        500,000         825,000
Waste Connections                                    377,000         533,000
Wienerberger (Austria)                                     0         700,000

----------------------------------------------------------------------------
     ENERGY/MINERALS

Airgas                                               650,000         975,000
Enerflex Systems                                     850,000       1,050,000
FMC Technologies                                   1,700,000       1,900,000
Nexen                                                      0         400,000
Oneok                                                500,000       1,250,000
Quicksilver                                          544,000         600,000
Talisman Energy (Canada)                             365,000         565,000
Tullow Oil                                         3,000,000       9,165,000
Westport Resources                                   342,000         517,000

----------------------------------------------------------------------------
     OTHER INDUSTRIES

General Growth Properties                            615,000       1,845,000
Highland Hospitality                                       0         380,000
Kobenhavns Lufthavne (Denmark)                       100,000         140,000
LNR Property                                               0         291,000


                                                       NUMBER OF SHARES
                                                  --------------------------
                                                   09/30/03        12/31/03
Sales
----------------------------------------------------------------------------
     INFORMATION

Deutsche Boerse (Germany)                            275,000         175,000
Information Holdings                                 800,000         600,000
RealNetworks                                       1,200,000              --
Torex (United Kingdom)                               600,000              --

----------------------------------------------------------------------------
     HEALTH CARE

Omega Pharma (Belgium)                               426,000         296,000

----------------------------------------------------------------------------
     CONSUMER GOODS/SERVICES

Hyundai Mobis (South Korea)                          575,000         465,000
ITT Educational Services                           2,200,000       2,111,000
Parmalat Finanziaria (Italy)                       3,500,000              --
Steiner Leisure                                    1,260,000         894,000

----------------------------------------------------------------------------
     FINANCE

Neuberger Berman                                     900,000              --
Texas Regional Bancshares                            990,000         700,000

----------------------------------------------------------------------------
     ENERGY/MINERALS

Newpark Resources                                  4,500,000       4,750,000
Saipem (Italy)                                     3,200,000       2,200,000

----------------------------------------------------------------------------
     OTHER INDUSTRIES

Unisource Energy                                   1,200,000       1,100,000

Columbia Acorn Fund
     >Statement of Investments, December 31, 2003


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                           SECURITIES: 92.2%
----------------------------------------------------------------------------
INFORMATION: 27.5%
                 MEDIA

                 >TV/SATELLITE BROADCASTING: 0.4%
     1,400,000   Gray Television                                $     21,168
                 MID MARKET AFFILIATED TV STATIONS
     3,300,000   TVB (Hong Kong)                                      16,662
                 TELEVISION PROGRAMMING & BROADCASTING
       560,000   SES Global (Luxembourg)                               5,645
                 SATELLITE BROADCASTING SERVICES
       200,000   Young Broadcasting (b)                                4,008
                 TELEVISION STATIONS
----------------------------------------------------------------------------
                                                                      47,483

                 >RADIO BROADCASTING: 0.7%
     1,200,000   Cumulus Media, Cl. A (b)                             26,400
                 RADIO STATIONS IN SMALL CITIES
       850,000   Salem Communications (b)                             23,052
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
       935,000   Saga Communications (b)(c)                           17,326
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
     1,006,000   Spanish Broadcasting (b)                             10,563
                 SPANISH LANGUAGE RADIO STATIONS
       241,000   Regent Communications (b)                             1,530
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
----------------------------------------------------------------------------
                                                                      78,871

                 >TELEVISION PROGRAMMING/CATV: 1.2%
     2,605,000   Liberty Media (b)                                    30,973
                 CATV PROGRAMMING & MEDIA COMPANY HOLDINGS
     2,500,000   Mediacom Communications (b)                          21,675
                 CABLE TELEVISION FRANCHISES
     1,000,000   Corus Entertainment (Canada)                         21,279
                 TELEVISION PROGRAMMING & RADIO STATIONS
     1,700,000   Insight Communications (b)                           17,527
                 CATV FRANCHISES IN MIDWEST
     2,750,000   Hit Entertainment (United Kingdom)                   14,457
                 TELEVISION SHOWS FOR CHILDREN
     1,500,000   United Global Com (b)                                12,720
                 VIDEO, VOICE & DATA SERVICES OUTSIDE THE USA
       750,000   Alliance Atlantis Communication (b)
                 (Canada)                                             11,502
                 TV/MOVIE PRODUCTION/DISTRIBUTION & CATV
                 CHANNELS
----------------------------------------------------------------------------
                                                                     130,133

                 TELECOMMUNICATIONS
                 >TELECOMMUNICATIONS/WIRELINE
                 COMMUNICATIONS: 0.3%
       900,000   Commonwealth Telephone (b)                           33,975
                 RURAL PHONE FRANCHISES & CLEC
----------------------------------------------------------------------------

                 >TELECOMMUNICATIONS EQUIPMENT: 0.9%
     5,000,000   Tellabs (b)                                          42,150
                 TELECOMMUNICATIONS & CABLE EQUIPMENT
       830,000   Plantronics (b)                                      27,100
                 COMMUNICATION HEADSETS
     1,600,000   Andrew (b)                                           18,416
                 WIRELESS INFRASTRUCTURE EQUIPMENT


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------
     1,051,000   Symmetricom (b)                                $      7,651
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------
                                                                      95,317

                 >MOBILE COMMUNICATIONS: 1.3%
     2,800,000   Western Wireless (b)                                 51,408
                 RURAL CELLULAR PHONE SERVICES
     3,500,000   Crown Castle International (b)                       38,605
                 COMMUNICATION TOWERS IN USA & UK
       520,000   Telephone & Data Systems                             32,526
                 CELLULAR & TELEPHONE SERVICES
     1,500,000   American Tower (b)                                   16,230
                 COMMUNICATION TOWERS IN USA & MEXICO
       533,000   COMARCO (b)(c)                                        5,863
                 WIRELESS NETWORK TESTING
----------------------------------------------------------------------------
                                                                     144,632

                 COMPUTER RELATED HARDWARE
                 >COMPUTER HARDWARE/RELATED SYSTEMS: 2.5%
     2,500,000   Seachange International (b)(c)                       38,500
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       980,000   Avocent (b)                                          35,790
                 COMPUTER CONTROL SWITCHES
       494,000   Zebra Technologies (b)                               32,787
                 BAR CODE PRINTERS
     1,400,000   Unova (b)                                            32,130
                 BARCODE & WIRELESS LAN SYSTEMS
       431,900   Neopost (France)                                     21,767
                 POSTAGE METERS
       625,000   Excel Technologies (b)(c)                            20,538
                 LASER SYSTEMS & ELECTRO-OPTICAL COMPONENTS
       445,000   Rogers (b)                                           19,633
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
     2,000,000   3Com (b)                                             16,340
                 NETWORKING EQUIPMENT
     1,575,000   Cable Design Technologies (b)                        14,159
                 NETWORKING & SPECIALTY CABLES
       535,000   II VI (b)                                            13,803
                 LASER COMPONENTS
     1,055,000   CTS                                                  12,132
                 ELECTRONIC COMPONENTS, SENSORS & EMS
     2,325,000   Concurrent Computer (b)                              10,160
                 VIDEO ON DEMAND SYSTEMS & SERVICES
       230,000   Applied Films (b)                                     7,595
                 THIN-FILM GLASS COATING EQUIPMENT
----------------------------------------------------------------------------
                                                                     275,334

                 >GAMING EQUIPMENT: 3.0%
     8,768,000   International Game Technology                       313,018
                 SLOT MACHINES & PROGRESSIVE JACKPOTS
       827,000   Shuffle Master (b)                                   28,631
                 CARD SHUFFLERS, CASINO GAMES & SLOT MACHINES
----------------------------------------------------------------------------
                                                                     341,649

                 >CONTRACT MANUFACTURING: 0.8%
     1,170,000   Jabil Circuit (b)                                    33,111
                 ELECTRONIC MANUFACTURING SERVICES
     2,710,000   Venture (Singapore)                                  31,914
                 ELECTRONIC MANUFACTURING SERVICES

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONTRACT MANUFACTURING--CONTINUED
     1,300,000   Plexus (b)                                     $     22,321
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------
                                                                      87,346

                 >INSTRUMENTATION: 1.4%
       836,000   Dionex (b)                                           38,473
                 ION & LIQUID CHROMATOGRAPHY
       810,000   Mettler Toledo (b)                                   34,190
                 LABORATORY EQUIPMENT
       900,000   Trimble Navigation (b)                               33,516
                 GPS-BASED INSTRUMENTS
       668,000   Varian (b)                                           27,876
                 ANALYTICAL INSTRUMENTS
     2,300,000   Spectris (United Kingdom)                            17,480
                 ELECTRONIC INSTRUMENTATION & CONTROLS
       255,000   Invision Technologies (b)                             8,560
                 MANUFACTURER OF EXPLOSIVE DETECTION SYSTEMS
----------------------------------------------------------------------------
                                                                     160,095

                 >SEMICONDUCTORS/RELATED EQUIPMENT: 1.2%
     1,120,000   Integrated Circuit Systems (b)                       31,909
                 SILICON TIMING DEVICES
       685,000   Littelfuse (b)                                       19,742
                 LITTLE FUSES
       800,000   Semtech (b)                                          18,184
                 ANALOG SEMICONDUCTORS
       519,000   Microsemi (b)                                        12,757
                 ANALOG/MIXED SIGNAL SEMICONDUCTORS
     1,250,000   IXYS (b)                                             11,688
                 POWER SEMICONDUCTORS
       664,000   Asyst Technologies (b)                               11,520
                 SEMICONDUCTOR FAB AUTOMATION EQUIPMENT
       565,000   Supertex (b)                                         10,792
                 MIXED-SIGNAL SEMICONDUCTORS
       361,000   Actel (b)                                             8,700
                 FIELD PROGRAMMABLE GATE ARRAYS
       404,000   Pericom Semiconductor (b)                             4,307
                 SEMICONDUCTORS: INTERFACE INTEGRATED CIRCUITS
----------------------------------------------------------------------------
                                                                     129,599

                 SOFTWARE/SERVICES
                 >BUSINESS SOFTWARE: 7.0%
     9,900,000   Novell (b)                                          104,148
                 SECURITY & IDENTITY MANAGEMENT SOFTWARE
     3,400,000   PeopleSoft (b)                                       77,520
                 HR, ERP, CRM & SUPPLY CHAIN SOFTWARE
     1,600,000   Avid Technology (b)(c)                               76,800
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
     1,770,000   Kronos (b)(c)                                        70,110
                 LABOR MANAGEMENT SOLUTIONS
     4,000,000   Aspect Communications (b)(c)                         63,040
                 CALL CENTER SOFTWARE
     3,050,000   Systems & Computer Technology (b)(c)                 49,868
                 ENTERPRISE SOFTWARE & SERVICES
     1,050,000   Micros Systems (b)(c)                                45,528
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
     5,700,000   E.Piphany (b)(c)                                     41,097
                 CRM SOFTWARE


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     2,200,000   JDA Software Group (b)(c)                      $     36,322
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     1,521,000   Sybase (b)                                           31,302
                 DATABASE SOFTWARE
     2,200,000   MAPICS (b)(c)                                        28,798
                 MID MARKET ERP SOFTWARE
     2,035,000   MRO Software (b)(c)                                  27,391
                 ENTERPRISE MAINTENANCE SOFTWARE
     3,000,000   Lawson Software (b)                                  24,690
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     6,000,000   Actuate (b)(c)                                       18,660
                 INFORMATION DELIVERY SOFTWARE & SOLUTIONS
       550,000   Hyperion Solutions (b)                               16,577
                 BUSINESS ANALYSIS SOFTWARE
     1,760,000   Witness Systems (b)(c)                               16,421
                 CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
     5,000,000   Indus International (b)(c)                           15,000
                 ENTERPRISE ASSET MANAGEMENT SOFTWARE
     1,125,000   Radiant Systems (b)                                   9,461
                 POINT OF SALE SYSTEMS FOR CONVENIENCE STORES
       500,000   SPSS (b)                                              8,940
                 STATISTICAL/BUSINESS ANALYSIS SOFTWARE
     1,200,000   ScanSoft (b)                                          6,384
                 SOFTWARE TO INCORPORATE SPEECH & IMAGES TO TEXT
     1,400,000   ClickSoftware Technologies (b)(c)                     5,712
                 SERVICE CHAIN OPTIMIZATION SOFTWARE
     3,300,000   BSQUARE (b)(c)                                        4,719
                 SOFTWARE TO HELP DESIGN MOBILE DEVICES
        70,000   Group 1 Software (b)                                  1,233
                 ADDRESS VERIFICATION SOFTWARE
----------------------------------------------------------------------------
                                                                     779,721

                 >CONSUMER SOFTWARE: 0.4%
     1,200,000   THQ (b)                                              20,292
                 ENTERTAINMENT SOFTWARE
       750,000   Activision (b)                                       13,650
                 ENTERTAINMENT SOFTWARE
     1,250,000   Pinnacle Systems (b)                                 10,663
                 VIDEO EDITING SOFTWARE & HARDWARE
----------------------------------------------------------------------------
                                                                      44,605

                 >COMPUTER SERVICES: 1.5%
     4,550,000   Igate Capital (b)(c)                                 35,718
                 TECHNOLOGY STAFFING SERVICES
     3,100,000   Bearing Point (b)                                    31,279
                 BUSINESS CONSULTING & TECHNOLOGY STRATEGY
     3,469,000   Ciber (b)(c)                                         30,042
                 SOFTWARE SERVICES & STAFFING
     4,600,000   AnswerThink Consulting (b)(c)                        25,530
                 IT INTEGRATOR FOR FORTUNE 2000
       900,000   Perot Systems (b)                                    12,132
                 BUSINESS CONSULTING & TECHNOLOGY STRATEGY
       560,000   American Management Systems (b)                       8,439
                 SOFTWARE DEVELOPMENT SERVICES
     2,300,000   Analysts International (b)(c)                         7,751
                 TECHNOLOGY STAFFING SERVICES
       500,000   Pomeroy Computer Resources (b)                        7,370
                 NETWORK INTEGRATION SERVICES
     1,025,000   New Horizons Worldwide (b)(c)                         5,831
                 COMPUTER TRAINING SERVICES
----------------------------------------------------------------------------
                                                                     164,092

Columbia Acorn Fund
     >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BUSINESS INFORMATION/MARKETING
                  SERVICES/PUBLISHING: 1.5%
     1,200,000   Getty Images (b)                               $     60,156
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
     1,336,000   Navigant Consulting (b)                              25,197
                 CONSULTING FIRM
     2,685,000   InfoUSA (b)(c)                                       19,923
                 BUSINESS DATA FOR SALES LEADS
     1,000,000   Moore: Wallace (Canada) (b)                          18,733
                 COMMERCIAL PRINTING
       950,000   Administaff (b)                                      16,511
                 PROFESSIONAL EMPLOYER ORGANIZATION
       600,000   Information Holdings (b)                             13,260
                 PATENT & OTHER BUSINESS INFORMATION
       300,000   Proquest (b)                                          8,835
                 INFORMATION SERVICES FOR EDUCATION &
                 AUTOMOTIVE MARKETS
       150,000   RH Donnelley (b)                                      5,976
                 YELLOW PAGES PUBLISHER
     1,700,000   PRIMEDIA (b)                                          4,811
                 SPECIALTY MAGAZINES & OTHER PUBLICATIONS
----------------------------------------------------------------------------
                                                                     173,402

                 >INTERNET: 1.3%
     9,900,000   Skillsoft Publishing (b)(c)                          85,635
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS
                 (E-LEARNING)
     2,500,000   RSA Security (b)                                     35,500
                 ENTERPRISE SECURITY SOFTWARE
     2,000,000   DoubleClick (b)                                      20,440
                 INTERNET ADVERTISING & DIRECT MARKETING
                 STATISTICAL DATA
     1,051,030   Vital Stream, Cl. C (b)                                 694
       828,778   Vital Stream, Cl. B (b)(e)                              520
                 STREAMING SERVICES FOR THE INTERNET
       250,000   NeoPlanet, Series A (b)(e)                               29
        53,376   NeoPlanet, Series B (b)(e)                               11
                 WEB BROWSER
----------------------------------------------------------------------------
                                                                     142,829

                 >ELECTRONICS DISTRIBUTION: 0.7%
     1,695,000   Avnet (b)                                            36,714
                 ELECTRONIC COMPONENTS DISTRIBUTION
       780,000   Tech Data (b)                                        30,958
                 I/T DISTRIBUTOR
     1,410,000   Agilysys                                             15,721
                 I/T DISTRIBUTOR
----------------------------------------------------------------------------
                                                                      83,393

                 >TRANSACTION PROCESSORS: 1.4%
     1,487,000   Global Payments                                      70,067
                 CREDIT CARD PROCESSOR
     1,485,000   Concord EFS (b)                                      22,037
                 CREDIT CARD PROCESSOR
       725,000   Euronext (France)                                    18,333
                 TRADING SERVICES FOR FINANCIAL MARKETS
       600,000   Cubic                                                13,800
                 REVENUE COLLECTION & DEFENSE SYSTEMS


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     5,000,000   Hong Kong Exchanges &
                 Clearing (Hong Kong)                           $     10,820
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
       175,000   Deutsche Boerse (Germany)                             9,558
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
       406,000   Euronet Worldwide (b)                                 7,308
                 ATM PROCESSOR
       300,000   Pegasus Systems (b)                                   3,141
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
----------------------------------------------------------------------------
                                                                     155,064
                                                                ------------
INFORMATION:     TOTAL                                             3,067,540
----------------------------------------------------------------------------
HEALTH CARE: 8.6%

                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.1%
       519,000   Martek Biosciences (b)                               33,719
                 FATTY ACIDS FOR BABY FORMULA & OTHER FOODS
     2,055,000   Nektar Therapeutics (b)                              27,969
                 PULMONARY DRUG DELIVERY
     1,665,000   Enzon (b)                                            19,980
                 POLYMER DELIVERY TECHNOLOGY FOR IMPROVED DRUGS
     1,708,000   Ciphergen Biosystems (b)(c)                          19,198
                 PROTEIN CHIPS USED FOR DRUG TARGET DISCOVERY
       426,000   NPS Pharmaceuticals (b)                              13,095
                 SMALL MOLECULE DRUGS
       900,000   Applera Celera Genomics (b)                          12,519
                 DIAGNOSTICS & DRUG DEVELOPMENT
     2,000,000   Medarex (b)                                          12,460
                 HUMANIZED ANTIBODIES
       608,000   Protein Design Labs (b)                              10,883
                 COMPUTER DESIGNED MONOCLONAL ANTIBODIES
     2,800,000   Sequenom (b)(c)                                       8,904
                 HIGH SPEED DNA ANALYSIS INSTRUMENTS
     1,600,000   Sangamo Biosciences (b)(c)                            8,864
                 DRUG DISCOVERY
     1,875,000   Locus Discovery, Series D Pfd. (b)(e)                 7,500
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
     1,982,000   Aclara Biosciences (b)(c)                             7,234
                 MICROFLUIDIC SYSTEMS FOR DRUG DEVELOPMENT
       635,000   Maxygen (b)                                           6,750
                 MOLECULAR BREEDING
       638,000   Diversa (b)                                           5,901
                 MOLECULAR BREEDING
       389,000   Atherogenic (b)                                       5,816
                 DRUGS FOR ATHEROSCLEROSIS, RHEUMATOID
                 ARTHRITIS, ASTHMA
       865,000   Arena Pharmaceuticals (b)                             5,363
                 NOVEL DRUG TARGETING TECHNOLOGY
       304,000   Alexion Pharmaceuticals (b)                           5,174
                 MONOCLONAL ANTIBODIES
       252,000   Applied Molecular Evolution (b)                       4,486
                 MONOCLONAL ANTIBODIES VIA MOLECULAR EVOLUTION
       528,000   Pharmacyclics (b)                                     3,907
                 LIGHT ACTIVATED DRUGS FOR CANCER &
                 VASCULAR DISEASES
       461,000   SYRRX, Series C (b)(e)                                2,397
                 X-RAY CRYSTALLOGRAPHY

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY--CONTINUED
       320,000   Incyte Genomics (b)                            $      2,189
                 BIOINFORMATICS & DRUG DEVELOPMENT
       316,000   Guilford Pharmaceuticals (b)                          2,142
                 DRUG DELIVERY & NEUROLOGY DRUGS
       160,000   Myriad Genetics (b)                                   2,058
                 GENE DISCOVERY & DIAGNOSTIC PRODUCTS
     1,249,999   Perlegen Sciences (b)(e)                              1,950
                 LARGE SCALE GENE SEQUENCING
       210,000   Gene Logic (b)                                        1,090
                 GENE EXPRESSION DATABASE
       359,944   Microdose (b)(e)                                        180
                 DRUG INHALERS
----------------------------------------------------------------------------
                                                                     231,728

                 >MEDICAL EQUIPMENT/LABORATORY
                 SUPPLIES: 2.6%
     1,629,000   Edwards Lifesciences (b)                             49,000
                 HEART VALVES
       989,000   Diagnostic Products                                  45,405
                 IMMUNODIAGNOSTIC KITS
     1,900,000   CTI Molecular Imaging (b)                            32,129
                 MEDICAL DIAGNOSTIC DEVICES
       583,000   Orthofix International (b)                           28,555
                 BONE FIXATION & STIMULATION DEVICES
     2,600,000   Smith & Nephew (United Kingdom)                      21,779
                 MEDICAL EQUIPMENT & SUPPLIES
        20,000   Synthes-Stratec (Switzerland)                        19,785
                 PRODUCTS FOR ORTHOPEDIC SURGERY
       365,000   Essilor International (France)                       18,855
                 EYEGLASS LENSES
       875,000   Viasys Healthcare (b)                                18,025
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       770,000   VISX (b)                                             17,826
                 LASER EYE SURGERY EQUIPMENT
       520,000   ICU Medical (b)                                      17,826
                 INTRAVENOUS THERAPY PRODUCTS
       600,000   Sola International (b)                               11,280
                 SPECIALTY EYEGLASS LENSES
       350,000   Haemonetics (b)                                       8,362
                 BLOOD & PLASMA COLLECTION EQUIPMENT
     1,495,000   Novoste (b)(c)                                        7,161
                 RADIATION CATHETERS FOR IN-STENT RESTENOSIS
----------------------------------------------------------------------------
                                                                     295,988

                 >PHARMACEUTICALS: 0.1%
       138,000   Yuhan (South Korea)                                   7,853
                 ETHICAL DRUG PRODUCER
       433,600   Patheon (Canada) (b)                                  3,905
                 PHARMACEUTICAL CONTRACT MANUFACTURER
----------------------------------------------------------------------------
                                                                      11,758

                 >HOSPITAL MANAGEMENT: 0.2%
       387,000   Rhoen-Klinikum (Germany)                             19,992
                 HOSPITAL MANAGEMENT
----------------------------------------------------------------------------


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >MEDICAL SUPPLIES: 0.4%
       686,000   Techne (b)                                     $     25,917
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS
                 FOR LIFE SCIENCES
       650,000   Owens & Minor                                        14,242
                 DISTRIBUTION OF MEDICAL SUPPLIES
----------------------------------------------------------------------------
                                                                      40,159

                 >SERVICES: 3.2%
     5,586,000   First Health Group (b)(c)                           108,704
                 PPO NETWORK
     2,491,000   Lincare Holdings (b)                                 74,805
                 HOME HEALTH CARE SERVICES
     2,592,000   NDCHealth Group (c)                                  66,407
                 HEALTH CLAIMS PROCESSING & DRUG
                 MARKETING SERVICES
       640,000   Charles River Laboratories (b)                       21,971
                 PHARMACEUTICAL RESEARCH
     1,333,000   Dendrite International (b)                           20,888
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
     2,500,000   Gambro (Sweden)                                      20,680
                 PRODUCTS/SERVICES FOR RENAL CARE
       420,000   OPG Groep (Netherlands)                              19,077
                 PHARMACEUTICAL WHOLESALER & RETAILER
       550,000   Serologicals (b)                                     10,230
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
       296,000   Omega Pharma (Belgium)                                9,398
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
       440,000   Medquist (b)                                          7,066
                 MEDICAL TRANSCRIPTION SERVICES
       700,000   Nestor Healthcare (United Kingdom)                    2,574
                 HEALTHCARE STAFFING COMPANY
----------------------------------------------------------------------------
                                                                     361,800
                                                                ------------
HEALTH CARE: TOTAL                                                   961,425
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 19.9%
                 GOODS

                 >LEISURE VEHICLES: 1.3%
     1,745,000   Harley-Davidson                                      82,940
                 MOTORCYCLES & RELATED MERCHANDISE
     1,495,000   Monaco Coach (b)(c)                                  35,581
                 RECREATIONAL VEHICLES
       275,000   Polaris Industries                                   24,360
                 MANUFACTURER OF LEISURE VEHICLES & RELATED PRODUCTS
     2,850,000   Ducati Motor (Italy) (b)                              4,930
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                     147,811

                 >FURNITURE/TEXTILES: 1.7%
     1,275,000   Hon Industries                                       55,233
                 OFFICE FURNITURE & FIREPLACES
       740,000   Mohawk Industries (b)                                52,200
                 CARPET & FLOORING
     1,900,000   Herman Miller                                        46,113
                 OFFICE FURNITURE
       510,000   Furniture Brands International                       14,958
                 FURNITURE
     1,160,000   Nobia (Sweden)                                       12,095
                 KITCHEN INTERIORS MANUFACTURING & DISTRIBUTION

Columbia Acorn Fund
     >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >FURNITURE/TEXTILES--CONTINUED
       440,000   Masonite International (Canada) (b)            $     11,780
                 DOOR MANUFACTURER
----------------------------------------------------------------------------
                                                                     192,379

                 >FOOD & BEVERAGES: 0.7%
     1,600,000   Kerry Group (Ireland)                                30,037
                 FOOD INGREDIENTS
       950,000   Orkla (Norway)                                       21,235
                 DIVERSIFIED CONSUMER GOODS
     4,000,000   Lion Nathan (Australia)                              18,191
                 BEER BREWER/DISTRIBUTOR
       180,000   Davide Campari (Italy)                                8,731
                 SPIRITS & WINE
----------------------------------------------------------------------------
                                                                      78,194

                 >NONDURABLES: 1.1%
     2,300,000   Helen of Troy (b)(c)                                 53,245
                 HAIRDRYERS & CURLING IRONS
       895,000   Scotts Company (b)                                   52,948
                 CONSUMER LAWN & GARDEN PRODUCTS
       255,000   Uni-Charm (Japan)                                    12,544
                 INFANT HYGIENE & FEMININE CARE PRODUCTS
       601,000   First Years (c)                                       8,979
                 INFANT & TODDLER PRODUCTS
----------------------------------------------------------------------------
                                                                     127,716

                 >DURABLE GOODS: 1.3%
     1,511,000   SCP Pool (b)                                         49,379
                 DISTRIBUTOR OF SWIMMING POOL SUPPLIES
       605,000   Hunter Douglas (Netherlands)                         28,288
                 WINDOW SHADES & VENETIAN BLINDS
       465,000   Hyundai Mobis (South Korea)                          25,016
                 AUTO PARTS
       422,000   American Woodmark (c)                                23,231
                 KITCHEN CABINETS
     5,000,000   Techtronic Industries (Hong Kong)                    13,846
                 POWER TOOL MANUFACTURER
       579,000   Shimano (Japan)                                      11,998
                 BICYCLE COMPONENTS & FISHING TACKLE
----------------------------------------------------------------------------
                                                                     151,758

                 >APPAREL: 2.0%
     2,840,000   Coach (b)                                           107,210
                 DESIGNER & RETAILER OF BRANDED LEATHER
                 ACCESSORIES
     1,370,000   Jones Apparel                                        48,265
                 WOMEN'S APPAREL
       564,000   Oxford Industries                                    19,108
                 BRANDED & PRIVATE LABEL APPAREL
       828,000   Steven Madden (b)(c)                                 16,891
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
     3,000,000   Billabong International (Australia)                  16,106
                 SURFWEAR APPAREL MANUFACTURER
       200,000   Columbia Sportswear (b)                              10,900
                 ACTIVE OUTDOOR APPAREL, FOOTWEAR & ACCESSORIES
----------------------------------------------------------------------------
                                                                     218,480


NUMBER OF SHARES OR PRINCIPAL AMOUNT (000)                       VALUE (000)
----------------------------------------------------------------------------

                 SERVICES
                 >RETAIL: 5.4%
     2,495,000   Chico's FAS (b)                                $     92,190
                 WOMEN'S SPECIALTY RETAIL
     3,743,000   Christopher & Banks (c)                              73,101
                 WOMEN'S APPAREL RETAILER
     1,600,000   Michaels Stores                                      70,720
                 CRAFT & HOBBY SPECIALTY RETAILER
     4,500,000   Winn Dixie Stores                                    44,775
                 SUPERMARKETS IN THE SOUTHEAST US
     1,510,000   Aeropostale (b)                                      41,404
                 MALL BASED TEEN RETAILER
       500,000   Whole Foods Market                                   33,565
                 NATURAL FOOD SUPERMARKETS
     1,070,000   Hot Topic (b)                                        31,522
                 MUSIC INSPIRED RETAILER OF APPAREL,
                 ACCESSORIES & GIFTS
     1,015,000   Petco Animal Supplies (b)                            30,907
                 PET SUPPLIES & SERVICES
     1,400,000   Borders Group                                        30,688
                 BOOKSTORES
       788,000   Urban Outfitters (b)                                 29,195
                 ECLECTIC HOME & APPAREL RETAILER
       536,000   Zale (b)                                             28,515
                 SPECIALTY RETAILER OF JEWELRY
       895,000   Abercrombie & Fitch (b)                              22,115
                 TEEN APPAREL RETAILER
       450,000   Ann Taylor (b)                                       17,550
                 WOMEN'S APPAREL RETAILER
       500,000   Pier 1 Imports                                       10,930
                 IMPORTED FURNITURE & TCHOTCHKES
       700,000   Genesco (b)                                          10,591
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
     3,100,000   The Warehouse Group (New Zealand)                    10,399
                 WAREHOUSE CLUB
     1,015,000   Burberry Group (United Kingdom)                       6,622
                 APPAREL RETAILER
       850,000   Gaiam (b)(c)                                          5,058
                 HEALTHY LIVING CATALOG & E-COMMERCE
     1,500,000   Esprit Holdings (Hong Kong)                           4,985
                 GLOBAL APPAREL BRAND MANAGER
$    6,000,000   Gadzooks 5.00% Convertible (e)                        4,485
                 TEEN APPAREL RETAILER
----------------------------------------------------------------------------
                                                                     599,317

                 >TRAVEL: 0.8%
     2,024,500   Intrawest (Canada)                                   37,440
                 OWNER/OPERATOR OF SKI RESORTS
     3,380,000   LaQuinta (b)                                         21,666
                 OWNER/FRANCHISER OF MID-PRICED HOTELS
       950,000   Vail Resorts (b)                                     16,150
                 OWNER/OPERATOR OF SKI RESORTS
       725,000   Navigant International (b)                           10,041
                 CORPORATE TRAVEL AGENCY
       720,000   Jurys Doyle Hotel (Ireland)                           8,799
                 HOTEL GROUP
----------------------------------------------------------------------------
                                                                      94,096

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONSUMER SERVICES: 1.9%
     2,111,000   ITT Educational Services (b)                   $     99,154
                 POSTSECONDARY DEGREE PROGRAMS
       695,000   Weight Watchers (b)                                  26,667
                 WEIGHT LOSS PROGRAM
     1,290,000   Coinstar (b)(c)                                      23,297
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       260,000   USS (Japan)                                          18,395
                 USED CAR AUCTIONEER
     1,750,000   Princeton Review (b)(c)                              17,063
                 COLLEGE PREPARATION COURSES
     2,350,000   Bally Total Fitness (b)(c)                           16,450
                 NATIONAL CHAIN OF FITNESS CENTERS
       900,000   Central Parking                                      13,437
                 OWNER, OPERATOR & MANAGER OF PARKING
                 LOTS & GARAGES
----------------------------------------------------------------------------
                                                                     214,463

                 >ENTERTAINMENT/LEISURE PRODUCTS: 1.5%
       805,000   International Speedway Motors                        35,951
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
     1,250,000   Leapfrog Enterprises (b)                             33,163
                 EDUCATIONAL TOYS
     1,276,000   Action Performance (c)                               25,010
                 MOTORSPORT COLLECTIBLES & MERCHANDISING
     2,765,000   Six Flags (b)                                        20,793
                 WORLDWIDE THEME PARK OPERATOR
       370,000   Amer Group (Finland)                                 16,013
                 BRANDED SPORTING GOODS
       363,000   Speedway Motors                                      10,498
                 MOTORSPORT RACETRACK OWNER & OPERATOR
     1,750,000   Magna Entertainment, Cl. A (Canada) (b)               8,873
                 OWNER/OPERATOR OF THOROUGHBRED RACETRACKS
       334,000   RC2                                                   6,931
                 COLLECTIBLES & TOYS
       345,000   Intralot (Greece)                                     6,729
                 LOTTERY & GAMING SYSTEMS & SERVICES
----------------------------------------------------------------------------
                                                                     163,961

                 >CASINOS: 1.3%
     2,010,000   Alliance Gaming (b)                                  49,546
                 DIVERSIFIED GAMING COMPANY
       890,000   Station Casinos                                      27,261
                 CASINOS & RIVERBOATS
       875,000   Argosy Gaming (b)                                    22,741
                 REGIONAL RIVERBOAT CASINOS
     1,925,000   Pinnacle Entertainment (b)(c)                        17,941
                 REGIONAL RIVERBOAT CASINOS
     5,000,000   Sky City Entertainment (New Zealand)                 15,102
                 CASINO/ENTERTAINMENT COMPLEX
       635,000   Monarch Casino & Resort (b)(c)                        7,004
                 CASINO/HOTEL IN RENO
       113,000   Lakes Entertainment (b)                               1,825
                 GAMING ENTREPRENEUR
----------------------------------------------------------------------------
                                                                     141,420

                 >RESTAURANTS: 0.6%
     2,000,000   AFC Enterprises (b)(c)                               39,000
                 POPEYES, CHURCHES FRIED CHICKEN
     1,447,000   Autogrill (Italy) (b)                                20,675
                 TOLLWAY RESTAURANTS


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       243,000   Cheesecake Factory (b)                         $     10,699
                 CASUAL DINING RESTAURANT
         7,000   Kappa Create (Japan)                                    591
                 SUSHI CHAIN RESTAURANT OPERATOR
----------------------------------------------------------------------------
                                                                      70,965

                 >CRUISE LINES: 0.3%
       400,000   Carnival                                             15,892
                 LARGEST CRUISE LINE
       894,000   Steiner Leisure (b)(c)                               12,784
                 SPAS & HAIR/SKIN PRODUCTS ON CRUISE SHIPS
----------------------------------------------------------------------------
                                                                      28,676
                                                                ------------
CONSUMER GOODS/SERVICES: TOTAL                                     2,229,236
----------------------------------------------------------------------------
FINANCE: 11.6%

                 >BANKS: 4.2%
     1,751,000   TCF Financial                                        89,914
                 GREAT LAKES BANK
     1,608,000   Associated Banc-Corp                                 68,581
                 MIDWEST BANK
     3,200,000   Anglo Irish Bank (Ireland)                           50,438
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     1,122,000   Glacier Bancorp (c)                                  36,353
                 MOUNTAIN STATES BANK
       825,000   BOK Financial (b)                                    31,944
                 OKLAHOMA BANK
       700,000   Texas Regional Bancshares                            25,900
                 SOUTH TEXAS BANK
     1,798,000   Republic                                             24,255
                 MICHIGAN BANK
       185,000   Depfa Bank (Ireland)                                 23,332
                 INTERNATIONAL PUBLIC SECTOR FINANCE
       605,000   Chittenden                                           20,352
                 VERMONT & WESTERN MASSACHUSETTS BANK
     2,800,000   Den Norske Bank (Norway)                             18,650
                 LARGEST NORWEGIAN BANK
       660,000   Hawthorne Financial (b)(c)                           18,467
                 REAL ESTATE LENDER
       356,000   Bank of Bermuda                                      16,002
                 OFFSHORE BANK
       700,000   West Coast Bancorp                                   14,938
                 PORTLAND SMALL BUSINESS LENDER
       303,000   Southwest Bancorp                                     5,418
                 OKLAHOMA SMALL BUSINESS BANK
       159,000   CityBank Lynnwood                                     5,167
                 SEATTLE REAL ESTATE LENDER
       186,000   CorpBanca (Chile) (b)                                 4,849
                 CHILE'S 3RD LARGEST LOCAL BANK
        82,000   BankFirst                                             4,814
                 OKLAHOMA COMMUNITY BANK
       170,000   Midwest Bank                                          3,783
                 CHICAGO BANK
        82,000   First Financial BankShares                            3,419
                 WEST TEXAS COMMUNITY BANK
        73,000   Great Southern Bancorp                                3,385
                 MISSOURI REAL ESTATE LENDER
        46,000   First Mutual Bancshares                               1,127
                 SEATTLE COMMUNITY BANK

Columbia Acorn Fund
     >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BANKS--CONTINUED
        29,000   Cascade Financial                              $        562
                 SEATTLE COMMUNITY BANK
----------------------------------------------------------------------------
                                                                     471,650

                 >SAVINGS & LOANS: 2.1%
     2,184,000   Peoples Bank Bridgeport                              71,198
                 CONNECTICUT SAVINGS & LOAN
       947,000   Downey Financial                                     46,687
                 CALIFORNIA HOME LENDER
     1,228,000   Anchor Bancorp Wisconsin (c)                         30,577
                 WISCONSIN THRIFT
     1,700,000   Housing Development Finance (India)                  24,075
                 LEADING PROVIDER OF MORTGAGES IN INDIA
       497,000   Quaker City Bancorp (c)                              23,135
                 LA REAL ESTATE LENDER
     1,000,000   Irish Life & Permanent (Ireland)                     16,127
                 SAVINGS PRODUCTS
       700,000   First Federal Capital                                15,764
                 WISCONSIN THRIFT
       190,000   Washington Federal                                    5,396
                 OLD FASHIONED MORTGAGE LENDER
----------------------------------------------------------------------------
                                                                     232,959

                 >INSURANCE: 2.9%
       870,000   Philadelphia Consolidated Holding (b)                42,482
                 SPECIALTY INSURANCE
     1,320,000   HCC Insurance Holdings                               41,976
                 AVIATION INSURANCE
       826,000   Leucadia National                                    38,079
                 INSURANCE HOLDING COMPANY
     1,000,000   RLI                                                  37,460
                 SPECIALTY INSURANCE
       138,000   Markel (b)                                           34,984
                 SPECIALTY INSURANCE
       995,000   Protective Life                                      33,671
                 LIFE INSURANCE
       700,000   Harleysville Group                                   13,923
                 COMMERCIAL & PERSONAL LINES INSURANCE
       800,000   Ohio Casualty (b)                                    13,888
                 COMMERCIAL & PERSONAL LINES INSURANCE
       650,000   Scottish Re Group (formerly known
                 as Scottish Annuity & Life)                          13,507
                 LIFE REINSURER
       210,000   StanCorp Financial                                   13,205
                 GROUP LIFE, DISABILITY & 401K
       400,000   Selective Insurance Group                            12,944
                 COMMERCIAL & PERSONAL LINES INSURANCE
       595,000   United National Group (b)                            10,514
                 SPECIALTY INSURANCE
     1,000,000   Jardine Lloyd Thompson
                 (United Kingdom)                                      9,416
                 BUSINESS INSURANCE BROKER
       355,000   Northbridge Financial (Canada) (b)                    5,741
                 PROPERTY & CASUALTY INSURANCE
       200,000   Kingsway Financial (Canada) (b)                       2,259
                 AUTO & SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                     324,049

                 >MONEY MANAGEMENT: 1.0%
     2,390,000   SEI Investments                                      72,823
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                 MANAGEMENT


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       855,000   Eaton Vance                                    $     31,327
                 SPECIALTY MUTUAL FUNDS
       123,000   Affiliated Managers Group (b)                         8,560
                 ASSET MANAGEMENT HOLDING COMPANY
       200,000   The Investment Company of
                 China (China) (b)(e)                                    246
                 CLOSED-END FUND
----------------------------------------------------------------------------
                                                                     112,956

                 >BROKERAGE: 0.2%
     1,215,000   Investment Technology Group (b)                      19,622
                 ELECTRONIC TRADING
----------------------------------------------------------------------------

                 >FINANCE COMPANIES: 1.2%
     5,831,000   AmeriCredit (b)                                      92,888
                 AUTO LENDING
     1,820,000   World Acceptance (b)(c)                              36,236
                 PERSONAL LOANS
       500,000   Intermediate Capital (United Kingdom)                 9,425
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
       900,000   DVI Health Services (b)(c)                               36
                 LEASES BIG MEDICAL EQUIPMENT
----------------------------------------------------------------------------
                                                                     138,585
                                                                ------------
FINANCE: TOTAL                                                     1,299,821
----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 12.2%

                 >STEEL: 0.8%
     1,900,000   Gibraltar Steel (c)                                  47,785
                 STEEL PROCESSING
     1,050,000   Worthington Industries                               18,932
                 STEEL PROCESSING
       550,000   Tenaris (Luxembourg) (b)                             18,326
                 STEEL PIPE FOR OIL WELLS & PIPELINES
----------------------------------------------------------------------------
                                                                      85,043

                 >INDUSTRIAL GOODS: 1.3%
     1,400,000   Clarcor (c)                                          61,740
                 MOBILE & INDUSTRIAL FILTERS
       750,000   Donaldson                                            44,370
                 INDUSTRIAL AIR FILTRATION
       268,000   Mine Safety Appliances                               21,309
                 SAFETY EQUIPMENT
       500,000   Intermagnetics General (b)                           11,080
                 SUPERCONDUCTING WIRE
       100,000   Bacou Dalloz (France)                                 7,812
                 SAFETY EQUIPMENT
----------------------------------------------------------------------------
                                                                     146,311

                 >INDUSTRIAL DISTRIBUTION: 1.1%
     1,525,000   Watsco (c)                                           34,663
                 HVAC DISTRIBUTION
       600,000   Hughes Supply                                        29,772
                 INDUSTRIAL DISTRIBUTION
     3,800,000   Grafton Group (Ireland)                              26,189
                 BUILDERS, WHOLESALERS & DIY RETAILING
       975,000   Airgas                                               20,943
                 INDUSTRIAL GAS DISTRIBUTOR
       900,000   Nuco2 (b)(c)                                         11,403
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
----------------------------------------------------------------------------
                                                                     122,970

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONSTRUCTION: 0.9%
       488,000   Simpson                                        $     24,820
                 WALL JOINT MAKER
       425,000   Florida Rock Industries                              23,311
                 CONCRETE & AGGREGATES
       700,000   Wienerberger (Austria)                               18,680
                 BRICKS & CLAY ROOFING TILES
       380,000   Daito Trust Construction (Japan)                     11,279
                 APARTMENT BUILDER
     3,000,000   Consorcio (Mexico) (b)                                7,449
                 LOW/MEDIUM INCOME HOUSE BUILDER
       750,000   McCarthy & Stone (United Kingdom)                     6,922
                 BUILDER OF RETIREMENT APARTMENTS
       216,000   Northwest Pipe Company (b)                            2,877
                 WATER TRANSMISSION PIPE
----------------------------------------------------------------------------
                                                                      95,338

                 >SPECIALTY CHEMICALS & INDUSTRIAL
                 MATERIALS: 1.3%
     1,850,000   Spartech (c)                                         45,584
                 PLASTICS DISTRIBUTION & COMPOUNDING
        47,000   Geberit International (Switzerland)                  23,095
                 PLUMBING SUPPLIES
     1,000,000   Schulman                                             21,320
                 PLASTICS DISTRIBUTION & COMPOUNDING
        37,000   Givaudan (Switzerland)                               19,198
                 INDUSTRIAL FRAGRANCES & FLAVORS
       450,000   Novozymes (Denmark)                                  16,408
                 INDUSTRIAL ENZYMES
        50,000   Imerys (France)                                      10,514
                 INDUSTRIAL MINERALS PRODUCER
       347,000   SYMYX (b)                                             7,131
                 MATERIALS & CHEMICALS
----------------------------------------------------------------------------
                                                                     143,250

                 >MACHINERY: 1.2%
     1,025,000   Ametek                                               49,466
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
     1,050,000   Esco Technologies (b)(c)                             45,832
                 FILTRATION & TEST EQUIPMENT
       420,000   Pentair                                              19,194
                 PUMPS, WATER TREATMENT & TOOLS
       500,000   Cobham (United Kingdom)                              10,416
                 AEROSPACE
       285,000   Gardner Denver (b)                                    6,803
                 AIR COMPRESSORS, BLOWERS & PUMPS
       150,000   Tennant                                               6,495
                 NON-RESIDENTIAL FLOOR CLEANING EQUIPMENT
----------------------------------------------------------------------------
                                                                     138,206

                 >OUTSOURCING SERVICES & TRAINING: 0.6%
     1,900,000   Labor Ready (b)                                      24,890
                 TEMPORARY MANUAL LABOR
       525,000   Bilfinger Berger (Germany)                           17,860
                 CONSTRUCTION & RELATED SERVICES
     9,500,000   Li & Fung (Hong Kong)                                16,274
                 SOURCING OF CONSUMER GOODS
       600,000   GP Strategies (b)                                     4,800
                 TRAINING PROGRAMS
----------------------------------------------------------------------------
                                                                      63,824


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONGLOMERATES: 0.2%
         5,550   Pargesa (Switzerland)                          $     14,802
                 INDUSTRIAL & MEDIA HOLDINGS
       510,000   Aalberts Industrie (Netherlands)                     13,192
                 FLOW CONTROL & HEAT TREATMENT
----------------------------------------------------------------------------
                                                                      27,994

                 >INDUSTRIAL SUPPLIERS: 0.2%
     1,800,000   Xstrata (United Kingdom)                             20,242
                 DIVERSIFIED MINING HOLDING COMPANY
----------------------------------------------------------------------------

                 >LOGISTICS: 2.2%
     2,900,000   Expeditors International of
                 Washington                                          109,214
                 INTERNATIONAL FREIGHT FORWARDER
       900,000   UTI Worldwide                                        34,137
                 INTERNATIONAL FREIGHT FORWARDER
     1,000,000   Forward Air (b)                                      27,500
                 FREIGHT TRANSPORTATION BETWEEN AIRPORTS
     1,800,000   Exel (United Kingdom)                                23,729
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
    40,000,000   Sinotrans (China)                                    18,033
                 INTEGRATED LOGISTICS IN CHINA
       759,000   Hub Group (b)(c)                                     16,349
                 TRUCK & RAIL FREIGHT FORWARDER
    11,000,000   Sembcorp Logistics (Singapore)                       12,954
                 LOGISTIC SERVICES FOR MARINE TRANSPORT
----------------------------------------------------------------------------
                                                                     241,916

                 >WATER: 1.3%
     2,400,000   Tetra Tech (b)                                       59,664
                 RESOURCE MANAGEMENT & INFRASTRUCTURE CONSULTING
       856,000   Cuno (b)(c)                                          38,546
                 FILTRATION & FLUIDS CLARIFICATION
       900,000   Pall                                                 24,147
                 FILTRATION & FLUIDS CLARIFICATION
       900,000   Insituform Technologies (b)                          14,850
                 WATER/SEWER PIPE REPAIR
       475,000   Watts Water Technologies                             10,545
                 WATER, VALVES, REGULATORS & FILTRATION
----------------------------------------------------------------------------
                                                                     147,752

                 >OTHER INDUSTRIAL SERVICES: 1.1%
     1,500,000   Clark/Bardes Consulting (b)(c)                       28,860
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
       725,000   G&K Services                                         26,644
                 UNIFORM RENTAL
       825,000   Mobile Mini (b)(c)                                   16,269
                 LEASES PORTABLE STORAGE UNITS
       590,000   Munters (Sweden)                                     14,273
                 MOISTURE & HUMIDITY CONTROL
        60,000   Schindler (Switzerland) (b)                          14,645
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
       665,500   Zardoya Otis (Spain)                                 13,835
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
       825,000   Ushio (Japan)                                        13,699
                 INDUSTRIAL LIGHT SOURCES
----------------------------------------------------------------------------
                                                                     128,225
                                                                ------------
INDUSTRIAL GOODS/SERVICES: TOTAL                                   1,361,071

Columbia Acorn Fund
     >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------
ENERGY/MINERALS: 7.0%

                 >INDEPENDENT POWER: 0.2%
       570,000   Gamesa (Spain)                                 $     18,737
                 SPANISH WIND TURBINES
       720,000   Millennium Cell (b)                                   1,678
                 FUEL CELL TECHNOLOGY
----------------------------------------------------------------------------
                                                                      20,415

                 >OIL/GAS PRODUCERS: 4.3%
     6,300,000   XTO Energy                                          178,290
                 NATURAL GAS PRODUCER
     2,550,000   Ultra Petroleum (b)                                  62,781
                 NATURAL GAS PRODUCER
     1,200,000   Western Gas                                          56,700
                 OIL PRODUCER & COAL SEAM GAS PRODUCER
     1,460,000   Evergreen Resources (b)                              47,465
                 COAL SEAM GAS PRODUCER
       565,000   Talisman Energy (Canada)                             32,142
                 OIL & GAS PRODUCER
     1,200,000   Southwestern Energy (b)                              28,680
                 NATURAL GAS PRODUCER
       600,000   Quicksilver (b)                                      19,380
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       517,000   Westport Resources (b)                               15,438
                 OIL & GAS PRODUCER
       400,000   Nexen (Canada)                                       14,522
                 OIL & GAS PRODUCER
     9,165,000   Tullow Oil (United Kingdom)                          14,029
                 OIL & GAS PRODUCER
       500,000   McMoran Exploration (b)                               9,375
                 NATURAL GAS PRODUCERS & LNG DEVELOPER
     2,265,000   Tipperary (b)(c)                                      6,908
                 COAL SEAM GAS PRODUCER
----------------------------------------------------------------------------
                                                                     485,710

                 >DISTRIBUTION/MARKETING/REFINING: 1.0%
     1,260,000   Equitable Resources                                  54,079
                 NATURAL GAS UTILITY & PRODUCER
     1,250,000   Oneok                                                27,600
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
       761,000   Atmos Energy                                         18,492
                 NATURAL GAS UTILITY
     1,270,000   Aquila (b)(e)                                         8,941
                 ELECTRIC UTILITY HOLDING COMPANY
----------------------------------------------------------------------------
                                                                     109,112

                 >OIL SERVICES: 1.5%
     1,900,000   FMC Technologies (b)                                 44,270
                 OIL & GAS WELL HEAD MANUFACTURER
       730,000   Carbo Ceramics                                       37,412
                 NATURAL GAS WELL STIMULANTS
     4,750,000   Newpark Resources (b)(c)                             22,753
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
     1,750,000   Key Energy Services (b)                              18,043
                 OIL & GAS WELL WORKOVER SERVICES
     2,200,000   Saipem (Italy)                                       17,768
                 OFFSHORE CONSTRUCTION & DRILLING


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     1,050,000   Enerflex Systems (Canada)                      $     16,412
                 NATURAL GAS COMPRESSOR
       800,000   Hanover Compressor (b)                                8,920
                 NATURAL GAS COMPRESSOR RENTAL
----------------------------------------------------------------------------
                                                                     165,578
                                                                ------------

ENERGY/MINERALS: TOTAL                                               780,815
----------------------------------------------------------------------------
OTHER INDUSTRIES: 5.3%

                 >REAL ESTATE: 4.3%
     1,160,000   The Rouse Company                                    54,520
                 REGIONAL SHOPPING MALLS
     1,845,000   General Growth Properties                            51,199
                 REGIONAL SHOPPING MALLS
       875,000   SL Green Realty                                      35,919
                 MANHATTAN OFFICE BUILDINGS
       800,000   Macerich Company                                     35,600
                 REGIONAL SHOPPING MALLS
       699,000   Forest City Enterprises, Cl. B                       33,762
                 COMMERCIAL & RESIDENTIAL PROPERTY DEVELOPER
       725,000   Mills                                                31,900
                 REGIONAL SHOPPING MALLS
       690,000   Federal Realty Investment Trust                      26,489
                 SHOPPING CENTERS
       700,000   Manufactured Home Communities                        26,355
                 MANUFACTURED HOME COMMUNITIES
     1,375,000   Crescent Real Estate Equities                        23,554
                 CLASS A OFFICE BUILDINGS
       400,000   Chelsea Properties Group                             21,924
                 OUTLET MALLS
       975,000   Glimcher Realty Trust                                21,821
                 REGIONAL SHOPPING MALLS
       540,000   AMB Property                                         17,755
                 INDUSTRIAL PROPERTIES
       700,000   Keystone Property Trust                              15,463
                 INDUSTRIAL PROPERTIES
       291,000   LNR Property                                         14,407
                 DISTRESSED PROPERTY FINANCE
       400,000   Gables Residential Trust                             13,896
                 APARTMENTS
       200,000   Essex Property Trust                                 12,844
                 WEST COAST APARTMENTS
       650,000   United Dominion Realty                               12,480
                 APARTMENTS
       574,000   LaSalle Hotel Properties                             10,648
                 UPSCALE/FULL SERVICE HOTELS
       190,000   Consolidated Tomoka                                   6,213
                 FLORIDA LAND OWNER
       299,275   Security Capital European
                 Realty (Luxembourg) (b)(e)                            5,315
                 SELF STORAGE PROPERTIES
       380,000   Highland Hospitality (b)                              4,142
                 HOTEL REAL ESTATE INVESTMENT TRUST
       133,000   Am NV (Netherlands)                                   1,032
                 PROPERTY DEVELOPER
----------------------------------------------------------------------------
                                                                     477,238

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >WASTE MANAGEMENT: 0.2%
       533,000   Waste Connections (b)                          $     20,131
                 SOLID WASTE MANAGEMENT
----------------------------------------------------------------------------

                 >TRANSPORTATION: 0.3%
       140,000   Kobenhavns Lufthavne (Denmark)                       16,392
                 COPENHAGEN AIRPORT AUTHORITY
       500,000   Grupo Aeroportaurio Del Sureste
                 (Mexico)                                              8,800
                 CANCUN & COZUMEL AIRPORT OPERATOR
    15,000,000   Comfort Group (Singapore)                             7,198
                 TAXI SERVICE
----------------------------------------------------------------------------
                                                                      32,390

                 >REGULATED UTILITIES: 0.5%
     1,100,000   Unisource Energy                                     27,126
                 ELECTRIC UTILITY IN ARIZONA
       850,000   Northeast Utilities                                  17,145
                 REGULATED ELECTRIC UTILITY
       899,800   Red Electrica (Spain)                                14,737
                 SPANISH POWER GRID
----------------------------------------------------------------------------
                                                                      59,008
                                                                ------------
OTHER INDUSTRIES: TOTAL                                              588,767

Total Common Stocks and Other                                   ------------
  EQUITY-LIKE SECURITIES: 92.1%                                   10,288,675
                 (COST: $6,468,313)


PRINCIPAL AMOUNT(000)                                            VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 7.8%
                 Yield 0.88% - 1.15%
                 Due 1/02/04 - 2/14/04
$       75,000   John Hancock Financial                         $     74,936
        75,000   Citicorp                                             74,911
        74,000   Household Finance                                    73,966
        74,000   General Electric Capital                             73,917
        70,000   American Express Credit                              69,939
        62,000   Virginia Electric & Power                            61,979
        59,000   Schering Plough                                      58,991
        58,000   State Street Bank & Trust                            57,955
        52,000   Toyota Credit                                        51,955
        50,193   Cambell Soup                                         50,183
        50,000   Bayer                                                49,951
        49,000   Marshall & IIsley                                    48,964
        48,000   Cargill                                              47,983
        37,000   AIG Funding                                          36,994
        10,000   US Treasury Bill                                      9,998
        32,863   Repurchase Agreement with State
                   Street Bank & Trust Co., dated
                   12/31/03, due 1/02/04 at 0.85%
                   collateralized by Federal
                   National Mortgage Association
                   Notes maturing 1/15/06, Market
                   Value $33,523 (repurchase
                   proceeds: $32,865)                                 32,863
----------------------------------------------------------------------------
                 (AMORTIZED COST: $875,485)                          875,485
                                                                ------------
TOTAL INVESTMENTS: 99.9%                                          11,164,160
                 (COST: $7,343,798) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.1%                           4,655

                                                                ------------
TOTAL NET ASSETS: 100%                                          $ 11,168,815
============================================================================

Columbia Acorn Fund
     >Statement of Investments, continued
________________________________________________________________________________
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investments was $7,338,384 and net unrealized appreciation was $3,825,776 consisting of gross unrealized appreciation of $4,118,963 and gross unrealized depreciation of $293,187.

(b) Non-income producing security.

(c) On December 31, 2003, the fund held the following percentages of the outstanding voting shares of the companies listed below:

    AnswerThink Consulting          10.34%
    Christopher & Banks              9.90%
    Gibraltar Steel                  9.88%
    New Horizons Worldwide           9.87%
    World Acceptance                 9.85%
    Hub Group                        9.83%
    Skillsoft Publishing             9.80%
    Actuate                          9.77%
    Indus International              9.63%
    Analysts International           9.50%
    Gaiam                            9.24%
    Seachange International          9.19%
    Novoste                          9.16%
    MAPICS                           8.84%
    BSQUARE                          8.81%
    Igate Capital                    8.79%
    Systems & Computer Technology    8.78%
    Nuco2                            8.46%
    MRO Software                     8.22%
    Helen of Troy                    8.18%
    Esco Technologies                8.17%
    Clark/Bardes Consulting          8.12%
    Witness Systems                  7.96%
    Quaker City Bancorp              7.94%
    E.Piphany                        7.66%
    JDA Software Group               7.58%
    COMARCO                          7.39%
    NDCHealth Group                  7.26%
    First Years                      7.24%
    AFC Enterprises                  7.15%
    Aspect Communications            7.13%
    Sequenom                         7.00%
    Action Performance               6.98%
    Bally Total Fitness              6.91%
    Monarch Casino & Resort          6.80%
    Watsco                           6.77%
    Sangamo Biosciences              6.45%
    Princeton Review                 6.40%
    Steven Madden                    6.32%
    Coinstar                         6.07%
    Pinnacle Entertainment           6.03%
    DVI Health Services              5.93%
    First Health Group               5.92%
    Ciphergen Biosystems             5.92%
    Spartech                         5.92%
    Newpark Resources                5.87%
    Glacier Bancorp                  5.80%
    Micros Systems                   5.79%
    Tipperary                        5.77%
    Mobile Mini                      5.75%
    Kronos                           5.75%
    Hawthorne Financial              5.71%
    Aclara Biosciences               5.53%
    Clarcor                          5.53%
    Ciber                            5.44%
    Steiner Leisure                  5.43%
    Anchor Bancorp Wisconsin         5.31%
    ClickSoftware Technologies       5.29%
    Excel Technologies               5.25%
    American Woodmark                5.23%
    Avid Technology                  5.21%
    InfoUSA                          5.14%
    Monaco Coach                     5.14%
    Cuno                             5.07%
    Saga Communications              5.05%

    The aggregate cost and value of these companies at December 31, 2003, was $1,322,612 and $1,914,723 respectively. Investments in affiliate companies represent 17.14% of total net assets at December 31, 2003. Investment activity and income amounts relating to affiliates during the year ended December 31, 2003 were as follows:

              Dividend Income                           $    4,319
              Net realized loss                         $     (225)
              Change in unrealized loss                 $  708,696

              Purchases                                 $  344,232
              Proceeds from sales                       $   89,746

    In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at December 31, 2003. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On December 31, 2003, the market value of foreign securities (in thousands) represents 12.65% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                  VALUE        PERCENT
    ==================================================
    Canada                      $  184,588        1.65%
    United Kingdom                 157,091        1.41
    Ireland                        154,922        1.39
    Switzerland                     91,525        0.82
    France                          77,281        0.69
    Japan                           68,506        0.61
    Hong Kong                       62,587        0.56
    Netherlands                     61,589        0.55
    Italy                           52,104        0.47
    Singapore                       52,066        0.47
    Germany                         47,410        0.42
    Spain                           47,310        0.42
    Sweden                          47,048        0.42
    Norway                          39,885        0.36

                                   VALUE       PERCENT
    ==================================================
    Australia                       34,297        0.31
    South Korea                     32,869        0.30
    Denmark                         32,800        0.29
    Luxembourg                      29,286        0.26
    New Zealand                     25,501        0.23
    India                           24,075        0.22
    Austria                         18,680        0.17
    China                           18,279        0.16
    Mexico                          16,249        0.15
    Finland                         16,013        0.14
    Belgium                          9,398        0.08
    Greece                           6,729        0.06
    Chile                            4,849        0.04
                                ----------     -------
    Total Foreign Portfolio     $1,412,937       12.65%
                                ==========     =======

1-800-922-6769

(e) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2003, these securities amounted to $31,574, which represents 0.3% of total net assets.

    Additional information on these securities is as follows:



                                        ACQUISITION
SECURITY                                   DATES          SHARES/PAR     COST     VALUE
----------------------------------------------------------------------------------------
Locus Discovery, Series D Pfd.            09/05/01             1,875  $   7,500  $ 7,500
Security Capital European Realty    08/20/98-11/12/99            299      5,985    5,315
Aquila                              04/23/01-12/19/01          1,270     28,382    8,941
Perlegen Sciences                         03/30/01             1,250      5,000    1,950
SYRRX, Series C                           01/08/01               461      2,997    2,397
The Investment Company of China     10/22/92-03/15/00            200      1,690      246
Microdose                                 11/24/00               360      2,005      180
Gadzooks 5.00% Convertible                10/08/03         $   6,000      6,000    4,485
NeoPlanet, Series A                       02/12/99               250      2,000       29
NeoPlanet, Series B                       02/17/00                53        641       11
Vital Stream, Cl. B                 10/03/01-09/30/02            829        290      520
                                                                      ---------  -------
                                                                      $  62,490  $31,574
                                                                      =========  =======


Columbia Acorn International
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)


                                                        NUMBER OF SHARES
                                                  --------------------------
                                                   09/30/03       12/31/03

Additions
----------------------------------------------------------------------------
     EUROPE

>GERMANY/AUSTRIA
Wienerberger AG (Austria)                                  0         300,000
Zapf Creation                                        240,000         300,000

>NORWAY
Den Norske Bank                                    2,190,000       2,610,000

>SWEDEN
Hexagon                                              250,000         293,000

>FRANCE
Camaieu                                                    0          34,000
Imerys                                                     0          40,000

>UNITED KINGDOM/IRELAND
Business Post                                        600,000         800,000
Expro International                                2,500,000       2,700,000
Intermediate Capital                                 200,000         300,000
Irish Life & Permanent (Ireland)                   1,000,000       1,100,000
Jardine Lloyd Thompson
  Group PLC                                                0         600,000
Kensington Group                                           0       1,000,000
Nestor Healthcare                                  1,360,000       1,520,000
Smith & Nephew                                     1,400,000       1,550,000
Tullow Oil                                         6,500,000       8,000,000

>NETHERLANDS
AM NV                                                      0         133,000
Sligro Food                                            7,768         362,000
Vopak                                                800,000         900,000

>ITALY
Amplifon                                                   0          90,000

>FINLAND
Sponda Oyj                                                 0         816,000

>GREECE
Intralot                                                   0         465,000


                                                        NUMBER OF SHARES
                                                  --------------------------
                                                   09/30/03        12/31/03

----------------------------------------------------------------------------
     ASIA

>HONG KONG
Esprit Holdings                                            0       1,500,000

>JAPAN
Nissin Healthcare Food Service                             0         260,000
Park24                                                     0         413,000
Shimano                                                    0         543,000

>SINGAPORE
Venture                                            1,480,000       1,920,000

>INDONESIA
PT Perusahaan Gas Negara                                   0      30,000,000

----------------------------------------------------------------------------
     LATIN AMERICA

>CHILE
Corpbanca                                                  0         186,000

----------------------------------------------------------------------------
     OTHER COUNTRIES

>AUSTRALIA/NEW ZEALAND
Sky City Entertainment
(New Zealand)                                      2,000,000       4,000,000
Tabcorp                                                    0         400,000

>CANADA
Masonite International                               240,000         420,000
Nexen                                                      0         300,000
Patheon                                              600,000       1,261,000

>UNITED STATES
Central European Distribution                         19,700         134,600

1-800-922-6769

                                                       NUMBER OF SHARES
                                                  --------------------------
                                                   09/30/03       12/31/03

Sales
----------------------------------------------------------------------------
     EUROPE

>GERMANY/AUSTRIA
Deutsche Boerse                                      275,000         175,000
Software AG (Austria)                                655,000               0

>SWEDEN
Castellum                                            520,000         470,000

>FRANCE/BELGIUM
Neopost                                              500,000         390,000
Omega Pharma (Belgium)                               445,000         244,000

>UNITED KINGDOM/IRELAND
Hit Entertainment                                  3,650,000       3,500,000
Marconi                                            1,075,000               0
Torex                                                700,000               0
Xstrata                                              800,000               0

>SPAIN
Gamesa                                               530,000         435,000
Zardoya Otis                                         376,000               0

>NETHERLANDS
Hunter Douglas                                       545,000         433,000
OPG Groep                                            377,000         349,000

>LUXEMBOURG
Tenaris                                              424,000         400,000

>FINLAND
Amer Group                                           384,000         185,000

>ITALY
Parmalat Finanziaria                               2,700,000               0
Saipem                                             1,500,000               0


                                                        NUMBER OF SHARES
                                                   -------------------------
                                                   09/30/03         12/31/03

----------------------------------------------------------------------------
     ASIA

>HONG KONG
Television Broadcasts                              3,000,000       2,000,000

>INDIA
Housing Development Finance                        2,000,000       1,700,000

>JAPAN
ARRK                                                 220,000         180,000

>SOUTH KOREA
Cheil Communications                                  70,000               0
S1 Corporation                                       500,000               0

>SINGAPORE
Comfort Group                                     27,000,000       1,500,000

>TAIWAN
Chroma Ate                                         6,582,972               0

----------------------------------------------------------------------------
     OTHER COUNTRIES

>AUSTRALIA/NEW ZEALAND
Computershare                                      5,000,000               0
Jupiters                                           2,500,000               0
The Warehouse Group
(New Zealand)                                      3,500,000       2,000,000

>CANADA
Altagas                                              728,100               0
Kingsway Financial                                   600,000               0
Moore - Wallace                                      450,000               0

Columbia Acorn International
     >Statement of Investments, December 31, 2003

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                     COMMON STOCKS AND OTHER
                                               EQUITY-LIKE SECURITIES: 95.5%
----------------------------------------------------------------------------
EUROPE: 61.0%

                 >GERMANY/AUSTRIA: 7.8%
       335,000   Rhoen-Klinikum Pfd.                            $     18,783
       300,000   Rhoen-Klinikum                                       15,497
                 HOSPITAL MANAGEMENT
       500,000   GFK                                                  14,376
                 MARKET RESEARCH SERVICES
       550,000   Hugo Boss Designs                                    11,053
                 FASHION APPAREL
       300,000   Bilfinger Berger                                     10,206
                 CONSTRUCTION & RELATED SERVICES
       175,000   Deutsche Boerse                                       9,558
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
       200,000   Flughafen Wien (Austria)                              9,374
                 VIENNA AIRPORT AUTHORITY
       325,000   Kali & Salz                                           8,910
                 POTASH PRODUCTS, FERTILIZERS, SALT & WASTE
                 MANAGEMENT
       300,000   Wienerberger (Austria)                                8,006
                 BRICKS & CLAY ROOFING TILES
     1,000,000   Takkt                                                 7,434
                 MAIL ORDER RETAILER OF OFFICE & WAREHOUSE
                 DURABLES
       300,000   Zapf Creation                                         7,231
                 TOY MANUFACTURER
        75,000   Beru                                                  4,886
                 AUTO PARTS & ELECTRONICS
        35,300   Mayr-Melnhof (Austria)                                4,239
                 CARTONBOARD & PACKAGING
       200,000   Lion Bioscience (b)                                     816
                 BIOINFORMATICS
----------------------------------------------------------------------------
                                                                     130,369

                 >DENMARK: 0.7%
       100,000   Kobenhavns Lufthavne                                 11,709
                 COPENHAGEN AIRPORT AUTHORITY
----------------------------------------------------------------------------

                 >NORWAY: 2.5%
     2,610,000   Den Norske Bank                                      17,384
                 LARGEST NORWEGIAN BANK
       566,000   Orkla                                                12,651
                 DIVERSIFIED CONSUMER GOODS
     1,200,000   Tomra Systems                                         7,219
                 REVERSE VENDING MACHINES
       220,000   Ekornes                                               4,059
                 NICHE FURNITURE MANUFACTURER
----------------------------------------------------------------------------
                                                                      41,313

                 >FINLAND: 1.5%
       385,000   Jaakko Poyry                                         10,575
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
       185,000   Amer Group                                            8,007
                 BRANDED SPORTING GOODS
       816,000   Sponda                                                6,796
                 OFFICE & WAREHOUSE PROPERTY COMPANY
----------------------------------------------------------------------------
                                                                      25,378


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >SWEDEN: 3.2%
     2,800,000   Intrum Justitia                                $     14,793
                 RECEIVABLES MANAGEMENT & DEBT COLLECTION
       470,000   Castellum                                            11,108
                 OFFICE, WAREHOUSE & RETAIL PROPERTY COMPANY
       950,000   Nobia                                                 9,906
                 KITCHEN INTERIORS MANUFACTURING & DISTRIBUTION
       400,000   Munters                                               9,676
                 MOISTURE & HUMIDITY CONTROL
       293,000   Hexagon                                               7,984
                 DIVERSIFIED ENGINEERING
----------------------------------------------------------------------------
                                                                      53,467

                 >FRANCE/BELGIUM: 6.5%
       390,000   Neopost                                              19,655
                 POSTAGE METER MACHINES
       575,000   Euronext                                             14,540
                 TRADING SERVICES FOR FINANCIAL MARKETS
       270,000   Essilor International                                13,948
                 EYEGLASS LENSES
       500,000   Fininfo                                              11,774
                 DATA FEEDS FOR FRENCH BANKS & BROKERS
       130,000   Bacou Dalloz                                         10,155
                 SAFETY EQUIPMENT
        40,000   Imerys                                                8,411
                 INDUSTRIAL MINERALS PRODUCER
        90,000   Bonduelle                                             8,216
                 PRODUCER OF CANNED, FROZEN & FRESH VEGETABLES
       244,000   Omega Pharma (Belgium)                                7,747
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
        90,000   Vallourec                                             7,484
                 SEAMLESS TUBES
        50,000   Groupe Bourbon                                        5,153
                 FOOD RETAILER
        34,000   Camaieu                                               2,635
                 WOMEN'S APPAREL RETAILER
----------------------------------------------------------------------------
                                                                     109,718

                 >GREECE: 0.5%
       465,000   Intralot                                              9,069
                 LOTTERY & GAMING SYSTEMS & SERVICES
----------------------------------------------------------------------------

                 >UNITED KINGDOM/IRELAND: 17.8%
     2,310,000   Anglo Irish Bank (Ireland)                           36,410
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     1,300,000   Kerry Group (Ireland)                                24,405
                 FOOD INGREDIENTS
     3,100,000   Grafton Group (Ireland)                              21,365
                 BUILDERS, WHOLESALERS & DIY RETAILING
     3,500,000   Hit Entertainment                                    18,399
                 TELEVISION SHOWS FOR CHILDREN
     1,100,000   Irish Life & Permanent (Ireland)                     17,740
                 SAVINGS PRODUCTS
     1,300,000   Exel                                                 17,137
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
     5,800,000   RPS Group                                            15,245
                 ENVIRONMENTAL CONSULTING
       120,000   Depfa Bank (Ireland)                                 15,135
                 INTERNATIONAL PUBLIC SECTOR FINANCE
     2,700,000   Expro International                                  13,013
                 OFFSHORE OIL FIELD SERVICES

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >UNITED KINGDOM/IRELAND--CONTINUED
     1,550,000   Smith & Nephew                                 $     12,983
                 MEDICAL EQUIPMENT & SUPPLIES
       600,000   Cobham                                               12,499
                 AEROSPACE
     8,000,000   Tullow Oil                                           12,246
                 OIL & GAS PRODUCER
     1,600,000   Bunzl                                                12,188
                 DISTRIBUTION OF DISPOSABLE PRODUCTS TO FOOD INDUSTRY
     1,420,000   Spectris                                             10,792
                 ELECTRONIC INSTRUMENTS & CONTROLS
     1,400,000   Euro Money Institutional Investor                     9,790
                 FINANCIAL PUBLICATIONS
       740,000   Jurys Doyle Hotel (Ireland)                           9,044
                 HOTEL GROUP
       800,000   Business Post                                         7,369
                 PARCEL & EXPRESS MAIL SERVICE
     1,010,000   Burberry                                              6,590
                 APPAREL RETAILER
     1,000,000   Kensington                                            5,846
                 NON-CONFORMING MORTGAGE COMPANY
       300,000   Intermediate Capital                                  5,655
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
       600,000   Jardine Lloyd Thompson                                5,650
                 BUSINESS INSURANCE BROKER
     1,520,000   Nestor Healthcare                                     5,589
                 HEALTHCARE STAFFING COMPANY
       450,000   McCarthy & Stone                                      4,153
                 BUILDER OF RETIREMENT APARTMENTS
----------------------------------------------------------------------------
                                                                     299,243

                 >SWITZERLAND: 6.4%
        40,000   Geberit International                                19,656
                 PLUMBING SUPPLIES
        80,000   Kaba Holdings                                        16,164
                 BUILDING SECURITY SYSTEMS
        30,000   Givaudan                                             15,566
                 INDUSTRIAL FRAGRANCES & FLAVORS
        33,500   BKW Energie                                          12,969
                 ELECTRIC UTILITY
        13,000   Synthes-Stratec                                      12,860
                 PRODUCTS FOR ORTHOPEDIC SURGERY
        40,000   Schindler (b)                                         9,763
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
         3,000   Pargesa                                               8,001
                 INDUSTRIAL & MEDIA CONGLOMERATE
        18,000   Sika                                                  7,769
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL APPLICATION
       110,000   Bachem                                                5,641
                 PEPTIDES
----------------------------------------------------------------------------
                                                                     108,389

                 >ITALY: 2.2%
     1,200,000   Autogrill (b)                                        17,145
                 RESTAURANTS & CATERING FOR TRAVELERS
       212,000   Davide Campari                                       10,284
                 BEVERAGES
     1,700,000   De Longhi                                             7,111
                 CONSUMER APPLIANCES FOR HEATING, AIR
                 CONDITIONING & COOKING


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

        90,000   Amplifon                                       $      2,557
                 HEARING AID RETAILER
----------------------------------------------------------------------------
                                                                      37,097

                 >SPAIN: 3.3%
     2,000,000   Abengoa                                              14,540
                 ENGINEERING & CONSTRUCTION
       435,000   Gamesa                                               14,299
                 WIND TURBINES
     1,139,100   Cortefiel                                            10,477
                 APPAREL RETAILER
       600,000   Red Electrica                                         9,828
                 SPANISH POWER GRID
       400,000   Prosegur                                              6,501
                 SECURITY GUARDS
----------------------------------------------------------------------------
                                                                      55,645

                 >NETHERLANDS: 7.0%
       433,000   Hunter Douglas                                       20,246
                 DECORATIVE WINDOW COVERINGS
       900,000   Vopak                                                16,896
                 OIL & CHEMICAL STORAGE
       349,000   OPG Groep                                            15,852
                 PHARMACEUTICAL WHOLESALER & RETAILER
       687,000   United Services Group                                15,710
                 TEMPORARY STAFFING SERVICES
       585,000   IM Tech                                              15,169
                 TECHNICAL ENGINEERING
       362,000   Sligro Food Group                                    11,152
                 FOOD SERVICE & WHOLESALING
       420,000   Aalberts Industrie                                   10,864
                 FLOW CONTROL & HEAT TREATMENT
       200,000   Fugro                                                10,281
                 SURVEY & GPS SERVICES
       133,000   Am NV                                                 1,032
                 PROPERTY DEVELOPER
----------------------------------------------------------------------------
                                                                     117,202

                 >LUXEMBOURG: 1.6%
       400,000   Tenaris (b)                                          13,328
                 STEEL PIPE FOR OIL WELLS & PIPELINES
     1,280,000   SES Global                                           12,902
                 SATELLITE BROADCASTING SERVICES
----------------------------------------------------------------------------
                                                                      26,230
                                                                ------------
EUROPE: TOTAL                                                      1,024,829
----------------------------------------------------------------------------
ASIA: 22.4%

                 >HONG KONG/CHINA: 6.6%
    35,000,000   Global Bio-Chem Technology Group                     21,639
                 CORN-BASED BIO-CHEMICAL PRODUCTS
     5,000,000   Techtronic Industries                                13,846
                 POWER TOOL MANUFACTURER
     2,000,000   TVB                                                  10,098
                 TELEVISION PROGRAMMING & BROADCASTING
    20,000,000   Sinotrans (China)                                     9,016
                 INTEGRATED LOGISTICS IN CHINA
     4,000,000   Hong Kong Exchanges & Clearing                        8,656
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
    11,000,000   Zhejiang Expressway                                   7,722
                 TOLL ROAD BUILDER & OPERATOR

Columbia Acorn International
     >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >HONG KONG/CHINA-CONTINUED
    12,000,000   Jiangsu Expressway                             $      6,414
                 TOLL ROAD BUILDER & OPERATOR
    15,000,000   Linmark                                               6,134
                 APPAREL/HARD GOODS SOURCING AGENT
    14,500,000   Ngai Lik Industrial                                   5,977
                 CHINA BASED ELECTRONICS CONTRACT MANUFACTURER
     8,000,000   Hainan Meilan Airport                                 5,564
                 CHINESE AIRPORT OPERATOR
     5,000,000   Lianhua Supermarket (b)                               5,281
                 CHINESE SUPERMARKET CHAIN
     1,500,000   Esprit Holdings                                       4,985
                 GLOBAL APPAREL BRAND MANAGER
    25,000,000   Lerado Group                                          4,830
                 BABY PARAPHERNALIA
       803,000   Clear Media (b)                                         517
                 CHINA'S LARGEST OUTDOOR ADVERTISER
----------------------------------------------------------------------------
                                                                     110,679

                 >JAPAN: 8.5%
       190,000   USS                                                  13,443
                 USED CAR AUCTIONEER
       180,000   ARRK                                                 11,643
                 PROTOTYPES & MOLDS FOR NEW PRODUCT DEVELOPMENT
     1,031,000   Toyo Technica                                        11,404
                 VALUE ADDED RESELLER OF IMPORTED INSTRUMENTATION
       679,900   Ushio                                                11,290
                 INDUSTRIAL LIGHT SOURCES
       543,000   Shimano                                              11,252
                 BICYCLE COMPONENTS & FISHING TACKLE
       346,300   Daito Trust Construction                             10,279
                 APARTMENT BUILDER
       413,000   Park 24                                               9,464
                 PARKING LOT OPERATOR
       135,000   Sugi Pharmacy                                         9,337
                 DRUGSTORES
       700,000   NIFCO                                                 8,788
                 MOLDED PLASTIC COMPONENTS
       172,000   Uni-Charm                                             8,461
                 INFANT HYGIENE & FEMININE CARE PRODUCTS
        35,000   Bellsystem24                                          7,155
                 CALL CENTERS
       150,000   Eneserve                                              6,020
                 POWER GENERATORS
       260,000   Nissin Healthcare                                     5,291
                 MEAL PREPARATION
       385,000   Daiseki                                               5,257
                 WASTE DISPOSAL & RECYCLING
       325,000   Aderans                                               5,245
                 HAIR PIECES
     1,150,000   OMC Card (b)                                          4,669
                 CREDIT CARD ISSUER
       100,000   Taisei Lamick                                         2,184
                 PACKAGING MATERIALS & MACHINERY
         7,000   Kappa Create                                            591
                 SUSHI CHAIN RESTAURANT OPERATOR
----------------------------------------------------------------------------
                                                                     141,773


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >TAIWAN: 1.0%
     1,130,000   ASE Test (b)                                   $     16,916
                 SEMICONDUCTOR PACKAGING & TEST SERVICES
----------------------------------------------------------------------------

                 >SOUTH KOREA: 2.2%
       355,000   Hyundai Mobis                                        19,098
                 AUTO PARTS
       165,000   Yuhan                                                 9,389
                 ETHICAL DRUG PRODUCER
       100,000   Samsung Fire & Marine                                 5,749
                 NON-LIFE INSURANCE
       315,000   Samyoung Heat Exchange                                2,522
                 POWER PLANT RELATED MACHINERY
----------------------------------------------------------------------------
                                                                      36,758

                 >INDONESIA: 0.3%
    30,000,000   PT Perusahaan Gas Negara (b)                          5,521
                 GAS PIPELINE OPERATOR
----------------------------------------------------------------------------

                 >SINGAPORE: 2.4%
     1,920,000   Venture                                              22,611
                 ELECTRONIC CONTRACT MANUFACTURER
     9,000,000   Sembcorp Logistics                                   10,599
                 LOGISTIC SERVICES FOR MARINE TRANSPORT
    15,000,000   Comfort Group                                         7,198
                 TAXI SERVICE
----------------------------------------------------------------------------
                                                                      40,408

                 >INDIA: 1.4%
     1,700,000   Housing Development Finance                          24,075
                 MORTGAGE LOAN PROVIDER
                                                                ------------
ASIA: TOTAL                                                          376,130
----------------------------------------------------------------------------
LATIN AMERICA: 1.4%

                 >MEXICO: 1.1%
       600,000   Grupo Aeroportuario                                  10,560
                 MEXICAN AIRPORT AUTHORITY
     3,000,000   Consorcio ARA (b)                                     7,449
                 LOW/MEDIUM INCOME HOUSE BUILDER
----------------------------------------------------------------------------
                                                                      18,009

                 >CHILE: 0.3%
       186,000   CorpBanca (b)                                         4,849
                 CHILE'S 3RD LARGEST LOCAL BANK
                                                                ------------
LATIN AMERICA: TOTAL                                                  22,858
----------------------------------------------------------------------------
OTHER COUNTRIES: 10.7%

                 >AUSTRALIA/NEW ZEALAND: 3.6%
     3,000,000   Billabong International                              16,106
                 SURFWEAR APPAREL MANUFACTURER
     4,000,000   Sky City Entertainment (New Zealand)                 12,082
                 CASINO/ENTERTAINMENT COMPLEX
     2,500,000   Lion Nathan                                          11,370
                 AUSTRALIAN BEER BREWER/DISTRIBUTOR
       350,000   Perpetual Trustees                                   11,227
                 INVESTMENT MANAGEMENT
     2,000,000   The Warehouse Group (New Zealand)                     6,709
                 WAREHOUSE CLUB
       400,000   Tabcorp Holdings                                      3,382
                 AUSTRALIA'S LARGEST GAMING COMPANY
----------------------------------------------------------------------------
                                                                      60,876

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CANADA: 6.8%
     1,000,000   Corus Entertainment                            $     21,279
                 TV PROGRAMMING & RADIO STATIONS
       365,000   Talisman Energy                                      20,764
                 OIL & GAS PRODUCER
       300,000   Power Financial                                      11,498
                 LIFE INSURANCE & MUTUAL FUNDS
     1,261,000   Patheon (b)                                          11,358
                 PHARMACEUTICAL CONTRACT MANUFACTURER
       420,000   Masonite International (b)                           11,245
                 DOOR MANUFACTURER
       300,000   Nexen                                                10,892
                 OIL & GAS PRODUCER
     5,000,000   Esprit Exploration (b)                               10,756
                 NATURAL GAS PRODUCER
       700,000   Shawcor                                               8,444
                 OIL & GAS PIPELINE PRODUCTS
       450,000   Intrawest                                             8,322
                 OWNER/OPERATOR OF SKI RESORTS
----------------------------------------------------------------------------
                                                                     114,558

                 >UNITED STATES: 0.3%
       134,600   Central European Distribution (b)                     4,253
                 SPIRITS & WINE DISTRIBUTION
----------------------------------------------------------------------------

                                                                ------------
OTHER: TOTAL                                                         179,687


TOTAL COMMON STOCKS AND OTHER
                                                                ------------
   EQUITY-LIKE SECURITIES: 95.5%                                   1,603,504
                 (COST: $1,163,943)


PRINCIPAL AMOUNT(000)                                            VALUE (000)
----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 3.8%

$       33,000   Toyota Motor Credit 1.02%
                 Due 1/06/04                                    $     32,995
        30,563   Repurchase Agreement with
                   State Street Bank & Trust
                   Co., dated 12/31/03, due 1/02/04
                   at 0.85% collateralized by
                   Federal National Mortgage
                   Association Notes maturing
                   1/15/06, Market Value $31,176
                   (repurchase proceeds: $30,564)                     30,563
----------------------------------------------------------------------------
                 (AMORTIZED COST: $63,558)                            63,558
                                                                ------------

TOTAL INVESTMENTS (d): 99.3%                                       1,667,062
                 (COST: $1,227,501) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.7%                          11,270
                                                                ------------
TOTAL NET ASSETS: 100%                                          $  1,678,332
============================================================================

________________________________________________________________________________
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investment was $1,230,952 and net unrealized appreciation was $436,110 consisting of gross unrealized appreciation of $488,906 and gross unrealized depreciation of $52,796.

(b) Non-income producing security.

(c) On December 31, 2003, the fund did not have any investments in affiliate companies. There were sales proceeds of $1,187, resulting in net realized losses of $2,588 in affiliate companies during the year ended December 31, 2003. There was no other investment activity.

(d) On December 31, 2003, the Fund's total investments were denominated in currencies as follows:

                                                                % OF
        CURRENCY                               VALUE          NET ASSETS
    --------------------------------------------------------------------
    Euro                                      $  621,599          37.0%
    British Pounds                               175,144          10.4
    Japanese Yen                                 141,773           8.5
    Canadian Dollars                             114,682           6.8
    Hong Kong Dollars                            110,680           6.6
    Swiss Francs                                 108,389           6.5
    Other currencies less than
     5% of total net assets                      394,795          23.5
                                              ----------         ------
                                              $1,667,062          99.3%
                                              ==========         ======

Columbia Acorn International
     >Portfolio Diversification

At December 31, 2003, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                  VALUE (000)      PERCENT
----------------------------------------------------------------------------

>INFORMATION TECHNOLOGY
Business Information and
    Marketing Services                           $    48,550             2.9%
Television Programming                                39,678             2.4
Financial Processors                                  32,754             1.9
Contract Manufacturing                                28,588             1.7
Instrumentation                                       23,012             1.4
Semiconductors and Related
    Equipment                                         16,916             1.0
Satellite Broadcasting                                12,902             0.8
Television Broadcasting                               10,098             0.6
Publishing                                             9,790             0.6
Advertising                                              517             0.0
----------------------------------------------------------------------------
                                                     222,805            13.3

>HEALTHCARE
Medical Equipment                                     39,791             2.4
Services                                              34,479             2.1
Hospital Management                                   34,280             2.0
Pharmaceuticals                                       20,747             1.2
Biotechnology/ Drug Delivery                           5,641             0.3
----------------------------------------------------------------------------
                                                     134,938             8.0

>CONSUMER GOODS/SERVICES
Food                                                  83,216             5.0
Retail                                                48,571             2.9
Furniture and Textiles                                45,456             2.7
Durables Goods                                        37,095             2.2
Apparels                                              33,293             2.0
Beverage                                              21,654             1.3
Other Consumer Services                               19,539             1.2
Restaurants                                           17,736             1.1
Consumer Goods Distribution                           17,696             1.0
Travel                                                17,366             1.0
Casinos                                               15,464             0.9
Nondurables                                           10,645             0.6
Gaming                                                 9,069             0.5
Leisure Products                                       8,007             0.5
Other Entertainment                                    7,231             0.4
----------------------------------------------------------------------------
                                                     392,038            23.3

>FINANCE
Banks                                                 73,778             4.4
Insurance                                             29,139             1.7
Other Finance Companies                               26,294             1.6
Savings and Loans                                     24,075             1.4
Money Management                                      22,725             1.4
Credit Cards                                           4,669             0.3
----------------------------------------------------------------------------
                                                     180,680            10.8


                                                  VALUE (000)      PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                        $   113,640             6.8%
Industrial Materials                                  76,536             4.6
Outsourcing and Training Services                     64,220             3.8
Conglomerates                                         41,389             2.5
Electrical Components                                 38,088             2.3
Construction                                          35,772             2.1
Machinery                                             29,396             1.7
Speciality Chemicals                                  23,335             1.4
Industrial Distribution                               21,365             1.3
Steel                                                 20,812             1.2
----------------------------------------------------------------------------
                                                     464,553            27.7

>ENERGY/MINERALS
Oil/Gas Producers                                     54,658             3.2
Oil Services                                          31,738             1.9
Independent Power                                      6,020             0.4
Refining/Marketing/Distribution                        5,521             0.3
----------------------------------------------------------------------------
                                                      97,937             5.8

>OTHER INDUSTRIES
Transportation                                        58,541             3.5
Real Estate                                           29,215             1.7
Regulated Utilities                                   22,797             1.4
----------------------------------------------------------------------------
                                                     110,553             6.6

TOTAL COMMON STOCKS AND                          ---------------------------
   OTHER EQUITY-LIKE SECURITIES:                   1,603,504            95.5
SHORT-TERM OBLIGATIONS:                               63,558             3.8
                                                 ---------------------------
TOTAL INVESTMENTS:                                 1,667,062            99.3
CASH AND OTHER ASSETS
   LESS LIABILITIES:                                  11,270             0.7
                                                 ---------------------------
TOTAL NET ASSETS:                                $ 1,678,332           100.0%
============================================================================

1-800-922-6769

Columbia Acorn USA
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                        NUMBER OF SHARES
                                                  --------------------------
                                                   09/30/03       12/31/03

Additions
----------------------------------------------------------------------------
     INFORMATION

Andrew                                               100,000         480,000
AnswerThink Consulting                               670,000       1,005,500
Commonwealth Telephone                               293,800         363,800
Crown Castle International                           955,000       1,005,000
DoubleClick                                                0         925,600
Igate Capital                                              0         200,000
Integrated Circuit Systems                           175,300         365,300
Kronos                                               221,100         331,650
Symmetricon                                                0         270,500
Unova                                                115,000         180,000

----------------------------------------------------------------------------
     HEALTH CARE

CTI Molecular Imaging                                178,900         245,000
Enzon                                                211,400         311,500
First Health Group                                   714,000         744,000

----------------------------------------------------------------------------
     CONSUMER GOODS/SERVICES

Aeropostale                                          150,500         290,500
Coinstar                                              85,000         435,000
Leapfrog Enterprises                                       0          50,000
Petco Animal Supplies                                 25,000          95,000
Spanish Broadcasting System                          150,000         603,200
Winn Dixie Stores                                          0         710,000

----------------------------------------------------------------------------
     FINANCE

HCC Insurance Holdings                               350,000         430,000
TCF Financial                                         79,500         131,500
United National Group                                      0          71,400

----------------------------------------------------------------------------
     INDUSTRIAL GOODS/SERVICES

Central Parking                                            0         181,700
Esco Technologies                                     59,000         282,000
Gibraltar Steel                                            0          50,000
Pentair                                                    0          63,400

----------------------------------------------------------------------------
     ENERGY/MINERALS

FMC Technologies                                     166,700         401,700
Newpark Resources                                    651,000         905,600
Northeast Utilities                                        0          90,000
Quicksilver Resources                                208,800         305,000
Western Gas                                          123,000         136,000

Columbia Acorn USA
      >Statement of Investments, December 31, 2003

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 93.4%
----------------------------------------------------------------------------
INFORMATION: 38.7%

                 >BROADCASTING: 2.7%
       333,100   Salem Communications (b)                       $      9,034
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
       603,200   Spanish Broadcasting (b)                              6,334
                 SPANISH LANGUAGE RADIO STATIONS
       138,500   Gray Television                                       2,094
                 MID MARKET AFFILIATED TV STATIONS
        57,000   Saga Communications (b)                               1,056
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
----------------------------------------------------------------------------
                                                                      18,518

                 >TELEVISION PROGRAMMING: 0.7%
       600,000   Mediacom Communications (b)                           5,202
                 CABLE TELEVISION FRANCHISES
----------------------------------------------------------------------------

                 >TELECOMMUNICATIONS/WIRELINE
                 COMMUNICATIONS: 2.8%
       363,800   Commonwealth Telephone (b)                           13,733
                 RURAL PHONE FRANCHISES & CLEC
       480,000   Andrew (b)                                            5,525
                 WIRELESS INFRASTRUCTURE EQUIPMENT
----------------------------------------------------------------------------
                                                                      19,258

                 >TELECOMMUNICATION EQUIPMENT: 0.3%
       270,500   Symmetricom (b)                                       1,969
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------

                 >MOBILE COMMUNICATIONS: 4.9%
       927,000   Western Wireless (b)                                 17,020
                 RURAL CELLULAR PHONE SERVICES
     1,005,000   Crown Castle International (b)                       11,085
                 COMMUNICATION TOWERS IN USA & UK
        60,000   Telephone & Data Systems                              3,753
                 CELLULAR & TELEPHONE SERVICES
       182,700   COMARCO (b)                                           2,010
                 WIRELESS NETWORK TESTING
----------------------------------------------------------------------------
                                                                      33,868

                 >COMPUTER SERVICES: 2.7%
       786,000   RCM Technologies (b)(c)                               5,793
                 TECHNOLOGY ENGINEERING SERVICES
     1,005,500   AnswerThink Consulting (b)                            5,581
                 IT INTEGRATOR FOR FORTUNE 2000
       232,000   American Management Systems (b)                       3,496
                 SOFTWARE DEVELOPMENT SERVICES
       200,000   Igate Capital (b)                                     1,570
                 TECHNOLOGY STAFFING SERVICES
       149,600   Ciber (b)                                             1,296
                 SOFTWARE SERVICES & STAFFING
       256,600   Analysts International (b)                              865
                 TECHNOLOGY STAFFING SERVICES
----------------------------------------------------------------------------
                                                                      18,601

                 >BUSINESS/CONSUMER SOFTWARE: 13.6%
       527,600   Micros Systems (b)                                   22,877
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
       974,000   JDA Software (b)                                     16,081
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     1,330,000   Novell (b)                                           13,992
                 SECURITY & IDENTITY MANAGEMENT SOFTWARE


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       331,650   Kronos (b)                                     $     13,137
                 LABOR MANAGEMENT SOLUTIONS
       304,991   PeopleSoft (b)                                        6,954
                 HR, ERP, CRM & SUPPLY CHAIN SOFTWARE
       473,500   MRO Software (b)                                      6,373
                 ENTERPRISE MAINTENANCE SOFTWARE
       653,200   E.Piphany (b)                                         4,710
                 CRM SOFTWARE
       206,000   Group 1 Software (b)                                  3,630
                 ADDRESS VERIFICATION SOFTWARE
       140,000   SPSS (b)                                              2,503
                 STATISTICAL ANALYSIS SOFTWARE
       100,000   Aspect Communications (b)                             1,576
                 CALL CENTER SOFTWARE
        64,000   THQ (b)                                               1,082
                 ENTERTAINMENT SOFTWARE
        65,000   MAPICS (b)                                              851
                 MID MARKET ERP SOFTWARE
        34,000   Activision (b)                                          619
                 ENTERTAINMENT SOFTWARE
----------------------------------------------------------------------------
                                                                      94,385

                 >INTERNET: 1.4%
       925,600   DoubleClick (b)                                       9,460
                 INTERNET ADVERTISING & DIRECT MARKETING
                 STATISTICAL DATA
----------------------------------------------------------------------------

                 >TRANSACTION PROCESSORS: 1.8%
       211,640   Global Payments                                       9,972
                 CREDIT CARD PROCESSOR
       140,000   Euronet Worldwide (b)                                 2,520
                 ATM PROCESSOR
        21,000   Pegasus Systems (b)                                     220
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
----------------------------------------------------------------------------
                                                                      12,712

                 >BUSINESS INFORMATION/MARKETING
                 SERVICES/PUBLISHING: 1.2%
       102,800   Getty Images (b)                                      5,153
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
       110,000   Navigant Consulting (b)                               2,075
                 CONSULTING FIRM
        58,600   Information Holdings (b)                              1,295
                 PATENT & OTHER BUSINESS INFORMATION
----------------------------------------------------------------------------
                                                                       8,523

                 >CONTRACT MANUFACTURING: 0.3%
       140,000   Plexus (b)                                            2,404
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------

                 >INSTRUMENTATION: 0.3%
        60,000   Trimble Navigation (b)                                2,234
                 GPS-BASED INSTRUMENTS
----------------------------------------------------------------------------

                 >COMPUTER HARDWARE/SEMICONDUCTORS/
                 RELATED EQUIPMENT: 6.0%
       186,000   Zebra Technologies (b)                               12,345
                 BAR CODE PRINTERS
       365,300   Integrated Circuit Systems (b)                       10,407
                 SILICON TIMING DEVICES
       424,100   Seachange International (b)                           6,531
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >COMPUTER HARDWARE/SEMICONDUCTORS/
                 RELATED EQUIPMENT-CONTINUED
       180,000   Unova (b)                                      $      4,131
                 BARCODE & WIRELESS LAN SYSTEMS
        70,000   Littelfuse (b)                                        2,017
                 LITTLE FUSES
        50,000   Avocent (b)                                           1,826
                 COMPUTER CONTROL SWITCHES
       200,000   Cable Design Technologies (b)                         1,798
                 NETWORKING & SPECIALTY CABLES
        40,000   Rogers (b)                                            1,765
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
        70,000   IXYS (b)                                                654
                 POWER SEMICONDUCTORS
----------------------------------------------------------------------------
                                                                      41,474
                                                                ------------
INFORMATION: TOTAL                                                   268,608
----------------------------------------------------------------------------
HEALTH CARE: 14.6%

                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.9%
       720,000   Nektar Therapeutics (b)                               9,799
                 PULMONARY DRUG DELIVERY
       311,500   Enzon (b)                                             3,738
                 POLYMER DELIVERY TECHNOLOGY FOR IMPROVED DRUGS
       245,000   Applera Celera Genomics (b)                           3,408
                 DIAGNOSTICS & DRUG DEVELOPMENT
       375,000   Locus Discovery, Series D Pfd. (b)(d)                 1,500
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       154,000   SYRRX, Series C (b)(d)                                  801
                 X-RAY CRYSTALLOGRAPHY
        32,600   Applied Molecular Evolution (b)                         580
                 MONOCLONAL ANTIBODIES VIA MOLECULAR EVOLUTION
       363,636   Metabolex, Series F (b)(d)                               53
                 DRUGS FOR DIABETES
----------------------------------------------------------------------------
                                                                      19,879

                 >MEDICAL EQUIPMENT: 5.3%
       573,000   Edwards Lifesciences (b)                             17,236
                 HEART VALVES
       220,000   Viasys Healthcare (b)                                 4,532
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       245,000   CTI Molecular Imaging (b)                             4,143
                 MEDICAL DIAGNOSTIC DEVICES
        98,500   ICU Medical (b)                                       3,377
                 INTRAVENOUS THERAPY PRODUCTS
       135,600   VISX (b)                                              3,139
                 LASER EYE SURGERY
        66,300   Diagnostic Products                                   3,044
                 IMMUNODIAGNOSTIC KITS
       345,000   Novoste (b)                                           1,653
                 RADIATION CATHETERS FOR IN-STENT RESTENOSIS
----------------------------------------------------------------------------
                                                                      37,124

                 >MEDICAL SUPPLIES: 1.2%
       222,800   Techne (b)                                            8,417
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR
                 LIFE SCIENCES
----------------------------------------------------------------------------

                 >SERVICES: 5.2%
       744,000   First Health Group (b)                               14,478
                 PPO NETWORK


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       423,800   NDCHealth Group                                $     10,858
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING
                 SERVICES
       246,800   Lincare Holdings (b)                                  7,411
                 HOME HEALTH CARE SERVICES
       100,000   Dendrite International (b)                            1,567
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
        40,000   Charles River Laboratories (b)                        1,373
                 PHARMACEUTICAL RESEARCH
        26,000   Medquist (b)                                            418
                 MEDICAL TRANSCRIPTION SERVICES
----------------------------------------------------------------------------
                                                                      36,105
                                                                ------------
HEALTH CARE: TOTAL                                                   101,525
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 14.2%

                 >CONSUMER SERVICES: 4.2%
       387,000   ITT Educational Services (b)                         18,177
                 POSTSECONDARY DEGREE PROGRAMS
       435,000   Coinstar (b)                                          7,856
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       181,700   Central Parking                                       2,713
                 OWNER, OPERATOR & MANAGER OF PARKING
                 LOTS & GARAGES
        48,900   Bally Total Fitness (b)                                 342
                 NATIONAL CHAIN OF FITNESS CENTERS
----------------------------------------------------------------------------
                                                                      29,088

                 >APPAREL: 1.2%
       197,600   Steven Madden (b)                                     4,031
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
        64,000   Coach (b)                                             2,416
                 DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
        59,200   Oxford Industries                                     2,006
                 BRANDED & PRIVATE LABEL APPAREL
----------------------------------------------------------------------------
                                                                       8,453

                 >ENTERTAINMENT/LEISURE PRODUCTS: 1.0%
        91,300   International Speedway Motors                         4,077
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
        70,000   Action Performance                                    1,372
                 MOTORSPORT COLLECTIBLES & MERCHANDISING
        50,000   Leapfrog Enterprises (b)                              1,327
                 EDUCATIONAL TOYS
----------------------------------------------------------------------------
                                                                       6,776

                 >DURABLE GOODS: 0.2%
        30,000   American Woodmark                                     1,651
                 KITCHEN CABINETS
----------------------------------------------------------------------------

                 >FURNITURE: 0.5%
        85,000   Herman Miller                                         2,063
                 OFFICE FURNITURE
        20,000   Mohawk Industries (b)                                 1,411
                 CARPET & FLOORING
----------------------------------------------------------------------------
                                                                       3,474

                 >NONDURABLES: 1.4%
       167,200   Scotts Company (b)                                    9,892
                 CONSUMER LAWN & GARDEN PRODUCTS
----------------------------------------------------------------------------

Columbia Acorn USA
     >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >RETAIL: 5.7%
       290,500   Aeropostale (b)                                $      7,966
                 MALL BASED TEEN RETAILER
       710,000   Winn Dixie Stores                                     7,064
                 SUPERMARKETS IN THE SOUTHEAST US
       343,750   Christopher & Banks                                   6,713
                 WOMEN'S APPAREL RETAILER
       116,600   Urban Outfitters (b)                                  4,320
                 MULTI CHANNEL LIFESTYLE RETAILER
       130,000   Abercrombie & Fitch (b)                               3,212
                 TEEN APPAREL RETAILER
        95,000   Petco Animal Supplies (b)                             2,893
                 PET SUPPLIES & SERVICES
        50,000   Michaels Stores                                       2,210
                 CRAFT & HOBBY SPECIALTY RETAILER
        50,000   Ann Taylor (b)                                        1,950
                 WOMEN'S APPAREL RETAILER
        95,000   Genesco (b)                                           1,437
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       547,000   Gadzooks (b)(c)                                         848
                 TEEN APPAREL RETAILER
        20,000   Chico's FAS (b)                                         739
                 WOMEN'S SPECIALTY RETAIL
----------------------------------------------------------------------------
                                                                      39,352
                                                                ------------
CONSUMER GOODS/SERVICES: TOTAL                                        98,686
----------------------------------------------------------------------------
FINANCE: 10.5%

                 >BANKS: 1.7%
       131,500   TCF Financial                                         6,753
                 GREAT LAKES BANK
       158,125   Chittenden                                            5,319
                 VERMONT & WEST MASSACHUSETTS BANK
----------------------------------------------------------------------------
                                                                      12,072

                 >FINANCE COMPANIES: 4.0%
     1,091,500   AmeriCredit (b)                                      17,388
                 AUTO LENDING
       520,200   World Acceptance (b)                                 10,357
                 PERSONAL LOANS
----------------------------------------------------------------------------
                                                                      27,745

                 >SAVINGS & LOAN: 1.3%
       110,000   Downey Financial                                      5,423
                 CALIFORNIA HOME LENDER
       116,400   Anchor Bancorp Wisconsin                              2,898
                 WISCONSIN THRIFT
        16,500   Peoples Bank Bridgeport                                 538
                 CONNECTICUT SAVINGS & LOAN
----------------------------------------------------------------------------
                                                                       8,859

                 >MONEY MANAGEMENT: 0.2%
        40,000   SEI Investments                                       1,219
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                 MANAGEMENT
----------------------------------------------------------------------------

                 >INSURANCE: 3.3%
       430,000   HCC Insurance Holdings                               13,674
                 AVIATION INSURANCE
        17,000   Markel (b)                                            4,310
                 SPECIALTY INSURANCE


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

        97,000   Harleysville Group                             $      1,929
                 COMMERCIAL & PERSONAL LINES INSURANCE
        35,000   Philadelphia Consolidated Holding (b)                 1,709
                 SPECIALTY INSURANCE
        71,400   United National Group (b)                             1,262
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                      22,884
                                                                ------------
FINANCE: TOTAL                                                        72,779
----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 6.8%

                 >SPECIALTY CHEMICALS/INDUSTRIAL
                 MATERIALS: 0.6%
        95,000   Spartech                                              2,341
                 PLASTICS DISTRIBUTION & COMPOUNDING
        70,000   Schulman                                              1,492
                 PLASTICS DISTRIBUTION & COMPOUNDING
----------------------------------------------------------------------------
                                                                       3,833

                 >STEEL: 0.2%
        50,000   Gibraltar Steel                                       1,257
                 STEEL PROCESSING
----------------------------------------------------------------------------

                 >INDUSTRIAL DISTRIBUTION: 0.3%
       100,000   Nuco2 (b)                                             1,267
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
        50,000   Airgas                                                1,074
                 INDUSTRIAL GAS DISTRIBUTOR
----------------------------------------------------------------------------
                                                                       2,341

                 >CONSTRUCTION: 0.2%
        30,000   Florida Rock Industries                               1,645
                 CONCRETE & AGGREGATES
----------------------------------------------------------------------------

                 >MACHINERY: 2.6%
       282,000   Esco Technologies (b)                                12,309
                 FILTRATION & TEST EQUIPMENT
        63,400   Pentair                                               2,898
                 PUMPS, WATER TREATMENT & TOOLS
        55,000   Ametek                                                2,654
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
----------------------------------------------------------------------------
                                                                      17,861

                 >WATER: 0.9%
       134,000   Cuno (b)                                              6,034
                 FILTRATION & FLUIDS CLARIFICATION
----------------------------------------------------------------------------

                 >INDUSTRIAL GOODS: 0.0%
        10,300   Intermagnetics General (b)                              228
                 SUPERCONDUCTING WIRE
----------------------------------------------------------------------------

                 >LOGISTICS: 1.3%
       346,000   Hub Group (b)                                         7,453
                 TRUCK & RAIL FREIGHT FORWARDER
        59,600   Forward Air (b)                                       1,639
                 FREIGHT TRANSPORTATION BETWEEN AIRPORTS
----------------------------------------------------------------------------
                                                                       9,092

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >INDUSTRIAL SERVICES: 0.7%
       206,900   Insurance Auto Auctions (b)                    $      2,700
                 AUTO SALVAGE SERVICES
        95,000   Clark/Bardes Consulting (b)                           1,828
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
----------------------------------------------------------------------------
                                                                       4,528
                                                                ------------
INDUSTRIAL GOODS/SERVICES: TOTAL                                      46,819
----------------------------------------------------------------------------
ENERGY/MINERALS: 7.7%

                 >OIL SERVICES: 2.6%
       401,700   FMC Technologies (b)                                  9,360
                 OIL & GAS WELL HEAD MANUFACTURER
       905,600   Newpark Resources (b)                                 4,338
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
        61,000   Carbo Ceramics                                        3,126
                 NATURAL GAS WELL STIMULANTS
       135,000   Key Energy Services (b)                               1,392
                 OIL & GAS WELL WORKOVER SERVICES
----------------------------------------------------------------------------
                                                                      18,216

                 >OIL & GAS PRODUCERS: 3.4%
       305,000   Quicksilver (b)                                       9,851
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       136,000   Western Gas                                           6,426
                 OIL & COAL SEAM GAS PRODUCER
       215,000   Ultra Petroleum (b)                                   5,293
                 NATURAL GAS PRODUCER
        82,100   Southwestern Energy (b)                               1,962
                 NATURAL GAS PRODUCER
----------------------------------------------------------------------------
                                                                      23,532
                 >DISTRIBUTION/MARKETING/REFINING: 1.7%
       193,000   Atmos Energy                                          4,690
                 NATURAL GAS UTILITY
        99,600   Equitable Resources                                   4,275
                 NATURAL GAS UTILITY & PRODUCER
        75,000   Oneok                                                 1,656
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
       115,000   Aquila (b)(d)                                           810
                 ELECTRIC UTILITY HOLDING COMPANY
----------------------------------------------------------------------------
                                                                      11,431
                                                                ------------
ENERGY/MINERALS: TOTAL                                                53,179


NUMBER OF SHARES
PRINCIPAL AMOUNT(000)                                            VALUE (000)
----------------------------------------------------------------------------

OTHER INDUSTRIES: 0.9%

                 >REAL ESTATE: 0.6%
        47,000   The Rouse Company                              $      2,209
                 REGIONAL SHOPPING MALLS
       100,000   Crescent Real Estate Equities                         1,713
                 CLASS A OFFICE BUILDINGS
        35,000   Highland Hospitality (b)                                381
                 HOTEL REAL ESTATE INVESTMENT TRUST
----------------------------------------------------------------------------
                                                                       4,303

                 >REGULATED UTILITIES: 0.3%
        90,000   Northeast Utilities                                   1,815
                 REGULATED ELECTRIC UTILITY
----------------------------------------------------------------------------

                                                                ------------
OTHER INDUSTRIES: TOTAL                                                6,118

                                                                ------------
TOTAL COMMON STOCKS: 93.4%                                           647,714
                 (COST: $489,314)

SHORT-TERM OBLIGATIONS: 6.4%

 $      22,000   American General Finance
                   Yield 1.04% Due 1/06/04                            21,997
        22,529   Repurchase Agreement with State
                   Street Bank & Trust Co., dated
                   12/31/03, due 1/02/04 at 0.85%
                   collateralized by Federal National
                   Mortgage Association Notes
                   maturing 1/15/06, Market Value
                   $22,981 (repurchase
                   proceeds: $22,530)                                 22,529
----------------------------------------------------------------------------
                 (AMORTIZED COST: $44,526)                            44,526
                                                                ------------
TOTAL INVESTMENTS: 99.8%                                             692,240
                 (COST: $533,840) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.2%                           1,034
                                                                ------------
TOTAL NET ASSETS: 100%                                          $    693,274
============================================================================

________________________________________________________________________________
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investment is $533,937 and net unrealized appreciation was $158,303 consisting of gross unrealized appreciation of $190,029 and gross unrealized depreciation of $31,726.

(b) Non-income producing security.

(c) On December 31, 2003, the fund held the following percentages of the outstanding voting shares of the companies listed below:

     RCM Technologies    7.38%
     Gadzooks            5.97%

    The aggregate cost and value of these companies at December 31, 2003, were $9,999 and $6,641, respectively. Investments in affiliate companies represent 0.96% of total net assets at December 31, 2003. The change in unrealized gain in these companies amounted to $795 during the year ended December 31, 2003. There were purchases of $1,032 in affiliated companies during the year.

Columbia Acorn USA
     >Statement of Investments, continued

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2003, these securities amounted to $3,164, which represents 0.5% of total net assets.

    Additional information on these securities is as follows:

                                 ACQUISITION
SECURITY                            DATES         SHARES      COST      VALUE
------------------------------------------------------------------------------
Locus Discovery, Series D Pfd.     09/05/01           375    $ 1,500   $ 1,500
SYRRX, Series C                    01/04/01           154      1,001       801
Aquila                          10/25/01-11/14/01     115      2,433       810
Metabolex, Series F                02/11/00           364      2,000        53
                                                             -------   -------
                                                             $ 6,934   $ 3,164
                                                             =======   =======

1-800-922-6769

Columbia Acorn International Select
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                       NUMBER OF SHARES
                                                  --------------------------
                                                      09/30/03    12/31/03

Additions
----------------------------------------------------------------------------
     EUROPE

>NORWAY
Orkla                                                 19,000          38,000

>UNITED KINGDOM/IRELAND
BG Group                                             200,000         300,000
Irish Life & Permanent (Ireland)                      45,000          70,000
Jardine Lloyd Thompson                                     0          45,000
Smith & Nephew                                        75,000          90,000

>NORWAY
DNB NOR ASA                                          201,000         209,500

>SWEDEN
Gambro                                                     0          58,000

----------------------------------------------------------------------------
     ASIA

>HONG KONG
Esprit Holdings                                            0         200,000

>JAPAN
Shimano                                                    0          33,800
Ushio                                                      0          26,000


                                                       NUMBER OF SHARES
                                                  --------------------------
                                                      09/30/03    12/31/03

Sales
----------------------------------------------------------------------------
     EUROPE

>UNITED KINGDOM/IRELAND
Hit Entertainment                                    190,000          90,000
Marconi                                               54,000               0
Reed Elsevier                                         90,000               0

>NETHERLANDS
Wolters Kluwer                                        28,000               0

>ITALY
Parmalat Finanziaria                                 230,000               0

----------------------------------------------------------------------------
     ASIA

>HONG KONG
Television Broadcasts                                210,000          40,000

>JAPAN
Terumo                                                34,000               0

Columbia Acorn International Select
     >Statement of Investments, December 31, 2003

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 95.2%
----------------------------------------------------------------------------
EUROPE: 70.9%

                 >GERMANY: 5.4%
        30,000   Rhoen-Klinikum                                 $      1,682
                 HOSPITAL MANAGEMENT
        12,000   Deutsche Boerse                                         655
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
----------------------------------------------------------------------------
                                                                       2,337

                 >NORWAY: 5.2%
       209,500   Den Norske Bank                                       1,395
                 LARGEST NORWEGIAN BANK
        38,000   Orkla                                                   849
                 DIVERSIFIED CONSUMER GOODS
----------------------------------------------------------------------------
                                                                       2,244

                 >SWEDEN: 1.1%
        58,000   Gambro                                                  480
                 PRODUCTS/SERVICES FOR RENAL CARE
----------------------------------------------------------------------------

                 >FRANCE/BELGIUM: 8.5%
        25,000   Neopost                                               1,260
                 POSTAGE METER MACHINES
        22,000   Essilor International                                 1,136
                 EYEGLASS LENSES
        35,000   Euronext                                                885
                 TRADING SERVICES FOR FINANCIAL MARKETS
         2,000   Imerys                                                  421
                 INDUSTRIAL MINERALS PRODUCER
----------------------------------------------------------------------------
                                                                       3,702

                 >UNITED KINGDOM/IRELAND: 35.6%
       160,000   Anglo Irish Bank (Ireland)                            2,522
                 SMALL BUSINESS & MIDDLE MARKET BANKING
        90,000   Kerry Group (Ireland)                                 1,690
                 FOOD INGREDIENTS
       300,000   BG Group                                              1,536
                 OIL & GAS PRODUCER
       185,000   Compass Group                                         1,255
                 INTERNATIONAL CONCESSION & CONTRACT CATERER
       170,000   Grafton Group (Ireland)                               1,172
                 BUILDERS, WHOLESALERS & DIY RETAILING
        70,000   Irish Life & Permanent (Ireland)                      1,129
                 SAVINGS PRODUCTS
         8,700   Depfa Bank (Ireland)                                  1,097
                 INTERNATIONAL PUBLIC SECTOR FINANCE
       120,000   Bunzl                                                   914
                 DISTRIBUTION OF DISPOSABLE PRODUCTS TO FOOD INDUSTRY
        40,000   Cobham                                                  833
                 AEROSPACE
        90,000   Smith & Nephew                                          754
                 MEDICAL EQUIPMENT & SUPPLIES
        60,000   British Sky Broadcasting (b)                            753
                 DIGITAL SATELLITE BROADCASTING
        45,000   Exel                                                    593
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
        90,000   Hit Entertainment                                       473
                 TELEVISION SHOWS FOR CHILDREN
        45,000   Jardine Lloyd Thompson                                  424
                 BUSINESS INSURANCE BROKER


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

        48,000   Burberry                                       $        313
                 APPAREL RETAILER
----------------------------------------------------------------------------
                                                                      15,458

                 >SWITZERLAND: 8.8%
         9,000   Swatch Group                                          1,080
                 WATCH & ELECTRONICS MANUFACTURER
         4,000   Schindler (b)                                           976
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
           900   Synthes-Stratec                                         890
                 PRODUCTS FOR ORTHOPEDIC SURGERY
         1,700   Givaudan                                                882
                 INDUSTRIAL FRAGRANCES & FLAVORS
----------------------------------------------------------------------------
                                                                       3,828

                 >ITALY: 2.1%
        65,000   Autogrill  (b)                                          929
                 RESTAURANTS & CATERING FOR TRAVELERS
----------------------------------------------------------------------------

                 >SPAIN: 2.3%
        60,000   Red Electrica                                           983
                 SPANISH POWER GRID
----------------------------------------------------------------------------

                 >LUXEMBOURG: 1.9%
        25,000   Tenaris                                                 833
                 STEEL PIPE FOR OIL WELLS & PIPELINES
                                                                ------------
EUROPE: TOTAL                                                         30,794
----------------------------------------------------------------------------
ASIA: 14.1%
                 >HONG KONG: 2.0%
      200,000    Esprit Holdings                                         665
                 GLOBAL APPAREL BRAND MANAGER
       40,000    TVB                                                     202
                 TELEVISION PROGRAMMING & BROADCASTING
----------------------------------------------------------------------------
                                                                         867

                 >JAPAN: 9.5%
        10,000   Hoya                                                    918
                 OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES
         8,000   Nidec                                                   764
                 ELECTRIC MOTORS
        10,000   USS                                                     708
                 USED CAR AUCTIONEER
        33,800   Shimano                                                 700
                 BICYCLE COMPONENTS & FISHING TACKLE
        19,700   Daito Trust Construction                                585
                 APARTMENT BUILDER
        26,000   Ushio                                                   432
                 INDUSTRIAL LIGHT SOURCES
----------------------------------------------------------------------------
                                                                       4,107

                 >SINGAPORE: 2.6%
        96,000   Venture                                               1,131
                 ELECTRONIC CONTRACT MANUFACTURER
                                                                ------------
ASIA: TOTAL                                                            6,105

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
OTHER COUNTRIES: 10.2%

                 >AUSTRALIA: 2.7%
       260,000   Lion Nathan                                    $      1,182
                 AUSTRALIAN BEER BREWER/DISTRIBUTOR
----------------------------------------------------------------------------

                 >CANADA: 7.5%
        24,000   Talisman Energy                                       1,365
                 OIL & GAS PRODUCER
        52,000   Corus Entertainment                                   1,106
                 TELEVISION PROGRAMMING & RADIO STATIONS
        20,000   Power Financial                                         767
                 LIFE INSURANCE & MUTUAL FUNDS
----------------------------------------------------------------------------
                                                                       3,238
                                                                ------------
OTHER: TOTAL                                                           4,420

                                                                ------------
TOTAL COMMON STOCKS: 95.2%                                            41,319
                 (COST: $28,565)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 4.4%

$        1,930   Repurchase Agreement with
                   State Street Bank & Trust Co.,
                   dated 12/31/03, due 1/02/04
                   at 0.85% collateralized by
                   Federal National Mortgage
                   Association Notes maturing
                   8/15/04, Market Value $1,970
                   (repurchase proceeds: $1,930)                $      1,930
----------------------------------------------------------------------------
                 (AMORTIZED COST: $1,930)                              1,930
                                                                ------------
TOTAL INVESTMENTS (c): 99.6%                                          43,249
                 (COST: $30,495) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.4%                             157
                                                                ------------
TOTAL NET ASSETS: 100%                                          $     43,406
============================================================================

________________________________________________________________________________
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investments is $30,741 and net unrealized appreciation was $12,508, consisting of gross unrealized appreciation of $12,513 and gross unrealized depreciation of $5.

(b) Non-income producing security.

(c) On December 31, 2003, the Fund's total investments were denominated in currencies as follows:
                                                    %OF
     CURRENCY                         VALUE      NET ASSETS
-----------------------------------------------------------
Euro                                 $ 15,560        35.8%
British Pounds                          7,848        18.1
Japanese Yen                            4,107         9.5
Swiss Francs                            3,829         8.8
Canadian Dollars                        3,246         7.5
Norwegian Krone                         2,245         5.2
Other currencies less than
 5% of total net assets                 6,414        14.7
                                     --------       ------
                                     $ 43,249        99.6%
                                     ========       ======

Columbia Acorn International Select
     >Portfolio Diversification

At December 31, 2003, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                 VALUE (000)       PERCENT
----------------------------------------------------------------------------

>INFORMATION TECHNOLOGY
Television Programming                             $   1,579             3.6%
Financial Processors                                   1,540             3.5
Contract Manufacturing                                 1,131             2.6
Television Broadcasting                                  955             2.2
Semiconductors and Related
    Equipment                                            918             2.1
Computer Hardware and
    Related Equipment                                    764             1.8
----------------------------------------------------------------------------
                                                       6,887            15.8

>HEALTHCARE
Medical Equipment                                      2,780             6.4
Hospital Management                                    1,682             3.9
Services                                                 480             1.1
----------------------------------------------------------------------------
                                                       4,942            11.4

>CONSUMER GOODS/SERVICES
Food                                                   2,539             5.9
Restaurants                                            2,184             5.0
Durable Goods                                          1,780             4.1
Beverage                                               1,182             2.7
Retail                                                   978             2.3
Consumer Goods Distribution                              708             1.6
----------------------------------------------------------------------------
                                                       9,371            21.6

>FINANCE
Banks                                                  5,014            11.6
Insurance                                              1,553             3.6
Money Management                                         767             1.8
----------------------------------------------------------------------------
                                                       7,334            17.0


                                                 VALUE (000)       PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                        $     1,569             3.6%
Electrical Components                                  1,265             2.9
Machinery                                              1,260             2.9
Industrial Distribution                                1,172             2.7
Outsourcing and Training Services                        914             2.1
Speciality Chemicals                                     882             2.0
Steel                                                    833             1.9
Industrial Materials                                     421             1.0
----------------------------------------------------------------------------
                                                       8,316            19.1

>ENERGY/MINERALS
Oil/Gas Producers                                      2,901             6.7
----------------------------------------------------------------------------
                                                       2,901             6.7

>OTHER INDUSTRIES
Regulated Utilities                                      983             2.3
Real Estate                                              585             1.3
----------------------------------------------------------------------------
                                                       1,568             3.6

                                                 ---------------------------
TOTAL COMMON STOCKS:                                  41,319            95.2

                                                 ---------------------------
SHORT-TERM OBLIGATIONS:                                1,930             4.4

                                                 ---------------------------
TOTAL INVESTMENTS:                                    43,249            99.6

CASH AND OTHER ASSETS
       LESS LIABILITIES:                                 157             0.4

                                                 ---------------------------
NET ASSETS:                                      $    43,406           100.0%
============================================================================

1-800-922-6769

Columbia Acorn Select
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                       NUMBER OF SHARES
                                                 ---------------------------
                                                   09/30/03       12/31/03

Additions
----------------------------------------------------------------------------
     INFORMATION
PeopleSoft                                         1,330,000       1,475,000
Synopsys                                           1,060,000       1,120,000

----------------------------------------------------------------------------
     HEALTH CARE
First Health Group                                 2,150,000       2,700,000
Guidant                                            1,070,000       1,090,000
Lincare Holdings                                     480,000         490,000
Techne                                               415,000         440,000

----------------------------------------------------------------------------
     CONSUMER GOODS/SERVICES
Abercrombie & Fitch                                  640,000         660,000
Interpublic Group                                  2,500,000       2,520,000
Weight Watchers                                            0         600,000

----------------------------------------------------------------------------
     FINANCE
Markel                                                87,000         110,000
TCF Financial                                        480,000         650,000

----------------------------------------------------------------------------
     INDUSTRIAL GOODS/SERVICES
Herman Miller                                      1,060,000       1,160,000


                                                       NUMBER OF SHARES
                                                  --------------------------
                                                   09/30/03       12/31/03

Sales
----------------------------------------------------------------------------
     CONSUMER GOODS/SERVICES
Safeway                                            1,150,000       1,050,000

Columbia Acorn Select
     >Statement of Investments, December 31, 2003

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 93.1%
----------------------------------------------------------------------------
INFORMATION: 27.3%

                 >INSTRUMENTATION: 2.4%
       560,000   Tektronix                                      $     17,696
                 ANALYTICAL INSTRUMENTS
----------------------------------------------------------------------------

                 >GAMING EQUIPMENT: 2.3%
       470,000   International Game Technology                        16,779
                 SLOT MACHINES & PROGRESSIVE JACKPOTS
----------------------------------------------------------------------------

                 >CONSUMER SOFTWARE: 3.9%
       600,000   Electronic Arts (b)                                  28,668
                 ENTERTAINMENT SOFTWARE
----------------------------------------------------------------------------

                 >BUSINESS SOFTWARE: 9.6%
     1,120,000   Synopsys (b)                                         37,811
                 SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS
     1,475,000   PeopleSoft                                           33,630
                 HR, ERP, CRM & SUPPLY CHAIN SOFTWARE
----------------------------------------------------------------------------
                                                                      71,441

                 >ADVERTISING: 5.3%
     2,520,000   Interpublic Group (b)                                39,312
                 ADVERTISING
----------------------------------------------------------------------------

                 >BUSINESS INFORMATION: 3.8%
       470,000   Moody's                                              28,459
                 RATINGS SERVICE FOR CREDIT OBLIGATIONS
                                                                ------------
INFORMATION: TOTAL                                                   202,355
----------------------------------------------------------------------------
HEALTH CARE: 20.2%
                 >MEDICAL EQUIPMENT: 8.9%
     1,090,000   Guidant                                              65,618
                 STENTS, DEFIBRILLATORS & OTHER CARDIAC
                 MEDICAL DEVICES
----------------------------------------------------------------------------

                 >SERVICES: 9.1%
     2,700,000   First Health Group (b)                               52,542
                 PPO NETWORK
       490,000   Lincare Holdings (b)                                 14,715
                 HOME HEALTH CARE SERVICES
----------------------------------------------------------------------------
                                                                      67,257

                 >HOSPITAL/LABORATORY SUPPLIES: 2.2%
       440,000   Techne (b)                                           16,623
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR
                 LIFE SCIENCES
                                                                ------------
HEALTH CARE: TOTAL                                                   149,498
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 28.4%
                 >LEISURE VEHICLES: 4.0%
       620,000   Harley-Davidson                                      29,469
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------

                 >CONSUMER SERVICES: 3.1%
       600,000   Weight Watchers (b)                                  23,022
                 WEIGHT LOSS PROGRAM
----------------------------------------------------------------------------


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >RETAIL: 8.6%
       660,000   Costco                                         $     24,539
                 WAREHOUSE SUPERSTORES
     1,050,000   Safeway (b)                                          23,005
                 RETAIL FOOD & DRUG STORES
       660,000   Abercrombie & Fitch (b)                              16,309
                 TEEN APPAREL RETAILER
----------------------------------------------------------------------------
                                                                      63,853

                 >ENTERTAINMENT: 2.6%
       440,000   International Speedway Motors                        19,650
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
----------------------------------------------------------------------------

                 >FURNITURE & MANUFACTURERS: 10.1%
     1,160,000   Herman Miller                                        28,153
                 OFFICE FURNITURE
       350,000   Mohawk Industries (b)                                24,689
                 CARPET & FLOORING
       580,000   Coach (b)                                            21,895
                 DESIGNER & RETAILER OF BRANDED LEATHER
                 ACCESSORIES
----------------------------------------------------------------------------
                                                                      74,737
                                                                ------------
>CONSUMER GOODS/SERVICES: TOTAL                                      210,731
----------------------------------------------------------------------------
FINANCE: 13.5%
                 >BANKS: 7.4%
       650,000   TCF Financial                                        33,377
                 GREAT LAKES BANK
       500,000   Associated Banc-Corp                                 21,325
                 MIDWEST BANK
----------------------------------------------------------------------------
                                                                      54,702

                 >INSURANCE: 3.8%
       110,000   Markel (b)                                           27,886
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------

                 >MONEY MANAGEMENT: 2.3%
       570,000   SEI Investments                                      17,368
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                 MANAGEMENT
                                                                ------------
FINANCE: TOTAL                                                        99,956
----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 3.7%

                 >LOGISTICS: 3.7%
       720,000   Expeditors International of
                 Washington                                           27,115
                 INTERNATIONAL FREIGHT FORWARDER
                                                                ------------
INDUSTRIAL GOODS/SERVICES: TOTAL                                      27,115
                                                                ------------
TOTAL COMMON STOCKS: 93.1%                                           689,655
                 (COST: $579,443)

1-800-922-6769

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 5.6%
$       18,000   American General Finance
                   Yield 1.00% Due 1/05/04                      $     17,998

        23,170   Repurchase Agreement with State
                   Street Bank & Trust Co.,
                   dated 12/31/03, due 1/02/04
                   at 0.85% collateralized by
                   Federal National Mortgage
                   Association Notes maturing
                   1/15/06, Market Value $23,635
                   (repurchase proceeds: $23,171)                     23,170
----------------------------------------------------------------------------
                 (AMORTIZED COST: $41,168)                            41,168
                                                                ------------
TOTAL INVESTMENTS: 98.7%                                             730,823
                 (COST: $620,611)

CASH AND OTHER ASSETS LESS LIABILITIES: 1.3%                           9,796
                                                                ------------
TOTAL NET ASSETS: 100%                                          $    740,619
============================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investments is $620,847 and net unrealized appreciation was $109,976, consisting of gross unrealized appreciation of $132,180 and gross unrealized depreciation of $22,204.

(b) Non-income producing security.

Columbia Acorn Family of Funds
          >Statements of Assets and Liabilities



                                                     COLUMBIA               COLUMBIA            COLUMBIA
                                                      ACORN                  ACORN               ACORN
DECEMBER 31, 2003                                      FUND              INTERNATIONAL            USA
------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS
Investments, at Cost                           $         7,343,798    $        1,227,501    $        533,840
------------------------------------------------------------------------------------------------------------
Investment, at Value                           $        11,164,160    $        1,667,062    $        692,240
Cash                                                         4,064                    --                   1
Foreign currency (cost: Columbia Acorn
    Fund $5,413; Columbia Acorn
    International $13,096; Columbia Acorn
    International Select $7)                                 5,405                13,251                  --
Receivable for:
    Investments sold                                           812                    --                 206
    Fund shares sold                                        28,319                 1,278               1,764
    Dividends and interest                                   4,645                 2,632                  83
    Expense reimbursement due from Advisor                      --                    --                  --
Deferred Trustees' Compensation Investments                    924                   396                  64
Other assets                                                    --                    --                   2
------------------------------------------------------------------------------------------------------------
    Total Assets                                        11,208,329             1,684,619             694,360

LIABILITIES
Payable for:
    Investments purchased                                   14,534                 2,601                 162
    Fund shares redeemed                                    18,617                 2,125                 623
    Foreign capital gains tax                                1,515                   813                  --
    Custodian                                                   58                    58                   2
    Management fee                                              --                     4                  --
    12b-1 Service & Distribution fees                        2,524                    65                 111
    Legal & audit fees                                         109                    66                  25
    Reports to shareholders                                    252                    53                  23
    Deferred Trustees' fees                                    924                   396                  64
    Transfer agent fee                                         884                   103                  74
Other liabilities                                               97                     3                   2
------------------------------------------------------------------------------------------------------------
    Total Liabilities                                       39,514                 6,287               1,086
------------------------------------------------------------------------------------------------------------
NET ASSETS                                     $        11,168,815    $        1,678,332    $        693,274
============================================================================================================

COMPOSITION OF NET ASSETS
Paid in capital                                $         7,331,293    $        1,462,493    $        548,134
Undistributed net investment income
    (Accumulated net investment loss)                        6,955                16,493                  92
Accumulated net realized gain (loss)                        11,734              (238,525)            (13,352)
Net unrealized appreciation (depreciation) on:
    Investments (net of unrealized PFIC
    gains of $1,215 for Columbia
    Acorn International)                                 3,820,362               438,346             158,400
    Foreign currency transactions                           (1,529)                 (475)                 --
------------------------------------------------------------------------------------------------------------
NET ASSETS                                     $        11,168,815    $        1,678,332    $        693,274
============================================================================================================

Net asset value per share -- Class A (a)       $             22.20    $            22.45    $          20.74
    (Net assets/shares)                         ($1,982,260/89,282)       ($52,872/2,355)     ($89,650/4,322)

Maximum offering price
    per share -- Class A (b)                   $             23.55    $            23.82    $          22.01
    (Net asset value per share/
    front-end sales charge)                          ($22.20/.9425)        ($22.45/.9425)      ($20.74/.9425)

Net asset value and offering
    price per share -- Class B (a)             $             21.75    $            22.07    $          20.36
    (Net assets/shares)                         ($1,221,931/56,168)       ($39,800/1,803)     ($66,175/3,250)

Net asset value and offering
    price per share -- Class C (a)             $             21.75    $            22.06    $          20.36
    (Net assets/shares)                           ($900,016/41,377)       ($22,990/1,042)     ($35,662/1,752)

Net asset value, offering price and
    redemption price per share -- Class Z      $             22.56    $            22.66    $          21.01
    (Net assets/shares)                        ($7,064,608/313,127)   ($1,562,670/68,955)   ($501,787/23,886)



                                                  COLUMBIA
                                                    ACORN               COLUMBIA
                                                INTERNATIONAL            ACORN
DECEMBER 31, 2003                                  SELECT               SELECT
-----------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS
Investments, at Cost                           $       30,495      $        620,611
-----------------------------------------------------------------------------------
Investment, at Value                           $       43,249      $        730,823
Cash                                                        1                    --
Foreign currency (cost: Columbia Acorn
    Fund $5,413; Columbia Acorn
    International $13,096; Columbia Acorn
    International Select $7)                                7                    --
Receivable for:
    Investments sold                                       --                    --
    Fund shares sold                                      122                10,986
    Dividends and interest                                123                    43
    Expense reimbursement due from Advisor                 29                    --
Deferred Trustees' Compensation Investments                --                    --
Other assets                                               --                     7
-----------------------------------------------------------------------------------
    Total Assets                                       43,531               741,859

LIABILITIES
Payable for:
    Investments purchased                                  27                    --
    Fund shares redeemed                                   45                   879
    Foreign capital gains tax                              --                    --
    Custodian                                               6                     1
    Management fee                                         --                    --
    12b-1 Service & Distribution fees                       5                   245
    Legal & audit fees                                     17                    --
    Reports to shareholders                                14                    22
    Deferred Trustees' fees                                --                    25
    Transfer agent fee                                      8                    65
Other liabilities                                           3                     3
-----------------------------------------------------------------------------------
    Total Liabilities                                     125                 1,240
-----------------------------------------------------------------------------------
NET ASSETS                                     $       43,406      $        740,619
===================================================================================

COMPOSITION OF NET ASSETS
Paid in capital                                $       68,842      $        630,664
Undistributed net investment income
    (Accumulated net investment loss)                     142                   (21)
Accumulated net realized gain (loss)                  (38,346)                 (236)
Net unrealized appreciation (depreciation) on:
    Investments (net of unrealized PFIC
    gains of $1,215 for Columbia
    Acorn International)                               12,754               110,212
    Foreign currency transactions                          14                    --
-----------------------------------------------------------------------------------
NET ASSETS                                     $       43,406      $        740,619
===================================================================================

Net asset value per share -- Class A (a)       $        14.45      $          18.01
    (Net assets/shares)                           ($2,557/177)     ($264,679/14,700)

Maximum offering price
    per share -- Class A (b)                   $        15.33      $          19.11
    (Net asset value per share/
    front-end sales charge)                     ($14.45/.9425)        ($18.01/.9425)

Net asset value and offering
    price per share -- Class B (a)             $        14.12      $          17.64
    (Net assets/shares)                           ($3,162/224)      ($118,064/6,694)

Net asset value and offering
    price per share -- Class C (a)             $        14.14      $          17.64
    (Net assets/shares)                           ($3,691/261)       ($64,212/3,641)

Net asset value, offering price and
    redemption price per share -- Class Z      $        14.58      $          18.20
    (Net assets/shares)                        ($33,996/2,331)     ($293,664/16,138)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements
1-800-922-6769

COLUMBIA ACORN FAMILY OF FUNDS
          >STATEMENTS OF OPERATIONS
           FOR THE YEAR ENDED DECEMBER 31, 2003



                                                                                          COLUMBIA
                                              COLUMBIA       COLUMBIA       COLUMBIA       ACORN          COLUMBIA
                                               ACORN          ACORN          ACORN      INTERNATIONAL      ACORN
(IN THOUSANDS)                                  FUND       INTERNATIONAL      USA          SELECT          SELECT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividend income                          $    70,311          33,963   $    1,380      $      745    $    1,767
    Interest income                                7,373             717          406              15           294
-------------------------------------------------------------------------------------------------------------------
                                                  77,684          34,680        1,786             760         2,061
    Foreign taxes withheld                        (1,354)         (3,216)          --             (62)           --
-------------------------------------------------------------------------------------------------------------------
        Total Investment Income                   76,330          31,464        1,786             698         2,061

EXPENSES:
Management fees                                   52,118          11,792        4,194             330         3,817
Administration fees                                3,905             703          227              17           212
12b-1 Service & Distribution fees                 18,497             588          884              59         1,375
Custody fees                                         794             950           11              45            18
Legal and audit fees                                 488             121           66              24            42
Transfer agent fees                                8,051             923          496              60           690
Trustees' fees                                       369              70           21               4            14
Registration and blue sky fees                       316              76          116              94           140
Reports to shareholders                            1,419             267          161              68           148
Other expenses                                       288              40           18               8            24
-------------------------------------------------------------------------------------------------------------------
    Total expenses                                86,245          15,530        6,194             709         6,480
Less custody fees paid indirectly                     (4)             --*          --*             --*           --
Less reimbursement of expenses by Advisor             --              --           --            (147)           --
-------------------------------------------------------------------------------------------------------------------
    Net Expenses                                  86,241          15,530        6,194             562         6,480
-------------------------------------------------------------------------------------------------------------------
    Net Investment Income (Loss)                  (9,911)         15,934       (4,408)            136        (4,419)

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
    Investments                                   90,703          (7,250)       7,301            (445)        8,643
    Foreign currency transactions                    (21)            106           --              20            --
-------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                      90,682          (7,144)       7,301            (425)        8,643
===================================================================================================================
Net change in net unrealized appreciation/
    depreciation on:
    Investments                                2,975,943         562,281      172,313          12,936        95,023
    Foreign currency transactions                 (1,268)           (291)          --              --            --
-------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation/
    depreciation                               2,974,675         561,990      172,313          12,936        95,023
===================================================================================================================
    Net realized and unrealized gain           3,065,357         554,846      179,614          12,511       103,666
-------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets resulting from
    Operations                               $ 3,055,446      $  570,780   $  175,206      $   12,647    $   99,247
===================================================================================================================


*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds
          >Statements of Changes in Net Assets



                                                                   COLUMBIA                   COLUMBIA ACORN
                                                                  ACORN FUND                   INTERNATIONAL
                                                          YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
(IN THOUSANDS)                                                    2003           2002           2003           2002
OPERATIONS:
Net investment income (loss)                             $      (9,911)  $     (5,079)  $     15,934   $     11,854
Net realized gain (loss) on investments, forward foreign
  currency contracts and foreign currency transactions          90,682        (57,609)        (7,144)       (88,618)
Change in net unrealized appreciation (depreciation) of
  investments, forward foreign currency contracts and
  foreign currency transactions                              2,974,675       (778,655)       561,990       (188,391)
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Operations                  3,055,446       (841,343)       570,780       (265,155)

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                                  --             --           (106)           (24)
  Net realized gain -- Class A                                  (1,752)            --             --             --
  Net investment income -- Class B                                  --             --             --             --
  Net realized gain -- Class B                                  (1,116)            --             --             --
  Net investment income -- Class C                                  --             --             --             --
  Net realized gain -- Class C                                    (813)            --             --             --
  Net investment income -- Class Z                                  --             --         (5,829)        (9,265)
  Net realized gain -- Class Z                                  (6,236)            --             --             --
-------------------------------------------------------------------------------------------------------------------
    Total Distribution to Shareholders                          (9,917)            --         (5,935)        (9,289)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                   1,041,782        645,380         45,279        264,875
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                             --             --             --             --
  Distributions reinvested -- Class A                            1,584             --             80             17
  Redemptions -- Class A                                      (259,438)      (134,555)       (42,948)      (251,764)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                           783,928        510,825          2,411         13,128

  Subscriptions -- Class B                                     364,144        490,366         11,463         15,847
  Distributions reinvested -- Class B                            1,018             --             --             --
  Redemptions -- Class B                                       (88,744)       (67,763)        (5,639)        (6,194)
-------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                      276,418        422,603          5,824          9,653

  Subscriptions -- Class C                                     375,513        330,698         14,870         43,176
  Distributions reinvested -- Class C                              673             --             --             --
  Redemptions -- Class C                                       (73,548)       (53,861)       (13,396)       (40,348)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)-- Class C                            302,638        276,837          1,474          2,828

  Subscriptions -- Class Z                                   1,682,204        917,983        220,802        649,314
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                             --             --             --             --
  Distributions reinvested -- Class Z                            5,443             --          5,336          8,562
  Redemptions -- Class Z                                      (667,986)      (509,628)      (434,204)      (768,033)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)-- Class Z                          1,019,661        408,355       (208,066)      (110,157)
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Share Transactions          2,382,645      1,618,620       (198,357)       (84,548)
-------------------------------------------------------------------------------------------------------------------
Redemption Fees                                                     --             --            400             --
-------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                      5,428,174        777,277        366,888       (358,992)

NET ASSETS:
Beginning of period                                          5,740,641      4,963,364      1,311,444      1,670,436
-------------------------------------------------------------------------------------------------------------------
End of period                                            $  11,168,815   $  5,740,641   $  1,678,332   $  1,311,444
===================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED
  NET INVESTMENT LOSS OR OVERDISTRIBUTED NET
  INVESTMENT INCOME)                                     $       6,955   $      3,601   $     16,493   $      5,460
===================================================================================================================




                                                                   COLUMBIA                   COLUMBIA ACORN
                                                                  ACORN USA                INTERNATIONAL SELECT
                                                          YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
(IN THOUSANDS)                                                   2003            2002           2003           2002
OPERATIONS:
Net investment income (loss)                             $      (4,408)    $   (2,949)  $        136   $         39
Net realized gain (loss) on investments, forward foreign
  currency contracts and foreign currency transactions           7,301        (17,552)          (425)        (6,845)
Change in net unrealized appreciation (depreciation) of
  investments, forward foreign currency contracts and
  foreign currency transactions                                172,313        (56,039)        12,936          1,151
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Operations                    175,206        (76,540)        12,647         (5,655)

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                                  --             --             --             --
  Net realized gain -- Class A                                      --             --             --             --
  Net investment income -- Class B                                  --             --             --             --
  Net realized gain -- Class B                                      --             --             --             --
  Net investment income -- Class C                                  --             --             --             --
  Net realized gain -- Class C                                      --             --             --             --
  Net investment income -- Class Z                                  --             --            (19)            --
  Net realized gain -- Class Z                                      --             --             --             --
-------------------------------------------------------------------------------------------------------------------
    Total Distribution to Shareholders                              --             --            (19)            --

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                      60,457         35,469          2,350         54,708
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                             --             22             --             --
  Distributions reinvested -- Class A                               --             --             --             --
  Redemptions -- Class A                                       (23,188)       (15,616)        (3,212)       (54,724)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                            37,269         19,875           (862)           (16)

  Subscriptions -- Class B                                      19,327         33,711          1,577          2,363
  Distributions reinvested -- Class B                               --             --             --             --
  Redemptions -- Class B                                        (8,053)       (13,914)          (989)        (2,245)
-------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                       11,274         19,797            588            118

  Subscriptions -- Class C                                      13,056         14,839          3,211          5,117
  Distributions reinvested -- Class C                               --             --             --             --
  Redemptions -- Class C                                        (4,575)        (5,070)        (3,564)        (5,510)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)-- Class C                              8,481          9,769           (353)          (393)

  Subscriptions -- Class Z                                     221,496        125,400         23,389         72,837
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                             --         10,075             --             --
  Distributions reinvested -- Class Z                               --             --             18             --
  Redemptions -- Class Z                                       (83,975)       (75,563)       (25,393)       (79,344)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)-- Class Z                            137,521         59,912         (1,986)        (6,507)
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Share Transactions            194,545        109,353         (2,613)        (6,798)
-------------------------------------------------------------------------------------------------------------------
Redemption Fees                                                     --             --             39             --
-------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                        369,751         32,813         10,054        (12,453)

NET ASSETS:
Beginning of period                                            323,523        290,710         33,352         45,805
-------------------------------------------------------------------------------------------------------------------
End of period                                            $     693,274     $  323,523   $     43,406   $     33,352
===================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED
  NET INVESTMENT LOSS OR OVERDISTRIBUTED NET
  INVESTMENT INCOME)                                     $          92     $      (50)  $        142   $          5
===================================================================================================================




                                                                   COLUMBIA
                                                                  ACORN SELECT
                                                          YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
(IN THOUSANDS)                                                   2003            2002
OPERATIONS:
Net investment income (loss)                             $      (4,419)  $     (1,224)
Net realized gain (loss) on investments, forward foreign
  currency contracts and foreign currency transactions           8,643           (508)
Change in net unrealized appreciation (depreciation) of
  investments, forward foreign currency contracts and
  foreign currency transactions                                 95,023         (7,857)
-------------------------------------------------------------------------------------
    Net Increase (Decrease) from Operations                     99,247         (9,589)

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                                  --             --
  Net realized gain -- Class A                                  (1,172)            --
  Net investment income -- Class B                                  --             --
  Net realized gain -- Class B                                    (563)            --
  Net investment income -- Class C                                  --             --
  Net realized gain -- Class C                                    (301)            --
  Net investment income -- Class Z                                  --             --
  Net realized gain -- Class Z                                  (2,145)            --
-------------------------------------------------------------------------------------
    Total Distribution to Shareholders                          (4,181)            --

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                     237,520         31,504
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                             --             --
  Distributions reinvested -- Class A                            1,096             --
  Redemptions -- Class A                                       (30,378)       (10,199)
-------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                           208,238         21,305

  Subscriptions -- Class B                                      78,641         27,565
  Distributions reinvested -- Class B                              507             --
  Redemptions -- Class B                                        (9,321)        (5,862)
-------------------------------------------------------------------------------------
  Net Increase -- Class B                                       69,827         21,703

  Subscriptions -- Class C                                      50,838          8,806
  Distributions reinvested -- Class C                              257             --
  Redemptions -- Class C                                        (4,391)        (2,268)
-------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                            46,704          6,538

  Subscriptions -- Class Z                                     301,467         46,496
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                             --             --
  Distributions reinvested -- Class Z                            1,920             --
  Redemptions -- Class Z                                      (150,913)       (17,872)
-------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class Z                           152,474         28,624
-------------------------------------------------------------------------------------
    Net Increase (Decrease) from Share Transactions            477,243         78,170
-------------------------------------------------------------------------------------
Redemption Fees                                                     --             --
-------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                        572,309         68,581

NET ASSETS:
Beginning of period                                            168,310         99,729
-------------------------------------------------------------------------------------
End of period                                            $     740,619   $    168,310
=====================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED
  NET INVESTMENT LOSS OR OVERDISTRIBUTED NET
  INVESTMENT INCOME)                                     $         (21)  $        (11)
=====================================================================================


See accompanying notes to financial statements
1-800-922-6769

                                  52-53 Spread

Columbia Acorn Family of Funds
          >Statements of Changes in Net Assets, continued



                                                                    COLUMBIA                   COLUMBIA ACORN
                                                                   ACORN FUND                   INTERNATIONAL
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST:
(IN THOUSANDS)                                                    2003           2002           2003           2002

NUMBER OF FUND SHARES OF BENEFICIAL INTEREST:
  Subscriptions -- Class A                                      56,202         38,478          2,734         15,488
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --             --             --             --
  Shares issued in reinvestment and capital
    gains -- Class A                                                73             --              5              1
  Less shares redeemed -- Class A                              (14,204)        (8,482)        (2,590)       (14,677)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                            42,071         29,996            149            812

  Subscriptions -- Class B                                      20,371         29,099            653            923
  Shares issued in reinvestment and
  capital gains -- Class B                                          48             --             --             --
  Less shares redeemed-- Class B                                (5,154)        (4,407)          (343)          (376)
-------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                       15,265         24,692            310            547

  Subscriptions -- Class C                                      20,690         19,804            911          2,573
  Shares issued in reinvestment and
  capital gains -- Class C                                          32             --             --             --
  Less shares redeemed -- Class C                               (4,207)        (3,475)          (833)        (2,396)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                            16,515         16,329             78            177

  Subscriptions -- Class Z                                      89,984         54,769         13,104         38,166
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --             --             --             --
  Shares issued in reinvestment and capital
    gains -- Class Z                                               249             --            313            484
Less shares redeemed -- Class Z                                (36,502)       (31,314)       (25,027)       (45,408)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) -- Class Z                              53,731         23,455        (11,610)        (6,758)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest       127,582         94,472        (11,073)        (5,222)
-------------------------------------------------------------------------------------------------------------------




                                                                    COLUMBIA                  COLUMBIA ACORN
                                                                    ACORN USA               INTERNATIONAL SELECT
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST:
(IN THOUSANDS)                                                    2003           2002           2003           2002
NUMBER OF FUND SHARES OF BENEFICIAL INTEREST:
  Subscriptions -- Class A                                       3,345          2,124            216          4,749
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --              2             --             --
  Shares issued in reinvestment and capital
    gains -- Class A                                                --             --             --             --
  Less shares redeemed -- Class A                               (1,309)        (1,009)          (294)        (4,731)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)-- Class A                              2,036          1,117            (78)            18

  Subscriptions-- Class B                                        1,087          2,019            137            220
  Shares issued in reinvestment and
  capital gains -- Class B                                          --             --             --             --
  Less shares redeemed-- Class B                                  (512)          (937)           (95)          (211)
-------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                          575          1,082             42              9

  Subscriptions -- Class C                                         724            892            311            459
  Shares issued in reinvestment and
  capital gains -- Class C                                          --             --             --             --
  Less shares redeemed -- Class C                                 (279)          (335)          (339)          (495)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                               445            557            (28)           (36)

  Subscriptions -- Class Z                                      12,184          7,498          2,239          6,884
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --            724             --             --
  Shares issued in reinvestment and capital
    gains -- Class Z                                                --             --              2             --
Less shares redeemed -- Class Z                                 (4,772)        (4,844)        (2,435)        (7,419)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) -- Class Z                               7,412          3,378           (194)          (535)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest        10,468          6,134           (258)          (544)
-------------------------------------------------------------------------------------------------------------------




                                                                   COLUMBIA
                                                                 ACORN SELECT
                                                           YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,
-------------------------------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST:
(IN THOUSANDS)                                                    2003           2002
NUMBER OF FUND SHARES OF BENEFICIAL INTEREST:
  Subscriptions -- Class A                                      14,227          2,229
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --             --
  Shares issued in reinvestment and capital
    gains -- Class A                                                63             --
  Less shares redeemed-- Class A                                (1,869)          (735)
-------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                            12,421          1,494

  Subscriptions -- Class B                                       4,854          1,955
  Shares issued in reinvestment and
  capital gains -- Class B                                          30             --
  Less shares redeemed -- Class B                                 (601)          (431)
-------------------------------------------------------------------------------------
  Net Increase -- Class B                                        4,283          1,524

  Subscriptions -- Class C                                       3,102            630
  Shares issued in reinvestment and
  capital gains -- Class C                                          15             --
  Less shares redeemed -- Class C                                 (271)          (164)
-------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                             2,846            466

  Subscriptions -- Class Z                                      18,117          3,286
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --             --
  Shares issued in reinvestment and capital
    gains -- Class Z                                               108             --
Less shares redeemed -- Class Z                                 (8,676)        (1,263)
-------------------------------------------------------------------------------------
Net Increase (Decrease)-- Class Z                                9,549          2,023
-------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest        29,099          5,507
-------------------------------------------------------------------------------------


See accompanying notes to financial statements
1-800-922-6769

                                  54-55 Spread

Columbia Acorn Family of Funds
          >Financial Highlights



COLUMBIA ACORN FUND                                  CLASS Z                            YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD                                             2003          2002         2001         2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 15.50      $  17.88      $ 17.21      $ 18.53        $ 16.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                            0.03          0.02         0.05         0.10           0.09
Net realized and unrealized gain (loss)                              7.05         (2.40)        1.01         1.55           5.22
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 7.08         (2.38)        1.06         1.65           5.31
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                             --            --        (0.04)       (0.11)         (0.09)
From net realized gains                                             (0.02)           --        (0.35)       (2.86)         (3.54)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                    (0.02)           --        (0.39)       (2.97)         (3.63)
================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                    $ 22.56      $  15.50      $ 17.88      $ 17.21        $ 18.53
================================================================================================================================
Total Return (b)                                                   45.68%      (13.31)%        6.14%       10.06%         33.40%
================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                                        0.80%         0.82%        0.82%        0.83%          0.85%
Net investment income (c)                                           0.17%         0.15%        0.28%        0.55%          0.49%
Portfolio turnover rate                                               10%           13%          20%          29%            34%
Net assets at end of period (IN MILLIONS)                         $ 7,065      $  4,022      $ 4,220      $ 3,983        $ 3,921


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody fees paid indirectly had no impact.



COLUMBIA ACORN INTERNATIONAL                         CLASS Z                            YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD                                             2003          2002         2001         2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 15.40      $  18.47      $  23.85     $  35.33       $ 20.82
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                            0.21          0.14          0.12         0.01          0.83
Net realized and unrealized gain (loss)                              7.13         (3.10)        (5.11)       (6.73)        15.45
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 7.34         (2.96)        (4.99)       (6.72)        16.28
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                          (0.08)        (0.11)          --        (0.66)        (0.22)
From net realized gains                                                --            --        (0.39)       (4.10)        (1.55)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                    (0.08)        (0.11)        (0.39)       (4.76)        (1.77)
================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                    $ 22.66      $  15.40      $  18.47     $  23.85       $ 35.33
================================================================================================================================
Total Return (b)                                                   47.80%      (16.10)%      (21.11)%     (20.02)%        79.20%
================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                                        1.05%         1.06%         1.06%        1.05%         1.11%
Net investment income (c)                                           1.19%         0.80%         0.62%        0.02%         0.12%
Portfolio turnover rate                                               40%           52%           45%          63%           46%
Net assets at end of period (IN MILLIONS)                         $ 1,563      $  1,241      $  1,613     $  2,459       $ 2,868


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody fees paid indirectly had no impact.



COLUMBIA ACORN USA                                   CLASS Z                            YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD                                             2003          2002         2001         2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 14.28      $  17.52      $ 14.90      $ 16.75        $ 14.80
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                                    (0.13)        (0.10)       (0.08)       (0.05)          0.00(b)
Net realized and unrealized gain (loss)                              6.86         (3.14)        2.94        (1.48)          3.32
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 6.73         (3.24)        2.86        (1.53)          3.32
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                             --            --           --        (0.00)(b)         --
From net realized gains                                                --            --        (0.24)       (0.32)         (1.37)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                       --            --        (0.24)       (0.32)         (1.37)
================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                    $ 21.01      $  14.28      $ 17.52      $ 14.90        $ 16.75
================================================================================================================================
Total Return (c)                                                   47.13%      (18.49)%       19.25%      (8.99)%         23.00%
================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                        1.11%         1.17%        1.17%        1.15%          1.15%
Net investment income (loss) (d)                                  (0.72)%       (0.64)%      (0.46)%      (0.32)%          0.00%(e)
Portfolio turnover rate                                                7%           31%          24%          45%            49%
Net assets at end of period (IN MILLIONS)                         $   502      $    235      $   229      $   222        $   371


(a) Per share data was calculated using average shares outstanding during the period.

(b) Rounds to less than $0.01 per share.

(c) Total return at net asset value assuming all distributions reinvested.

(d) The benefits derived from custody fees paid indirectly had no impact.

(e) Rounds to less than 0.01%.

See accompanying notes to financial statements.
1-800-922-6769

                                  56-57 Spread

Columbia Acorn Family of Funds
    >Financial Highlights



COLUMBIA ACORN INTERNATIONAL SELECT                  CLASS Z                            YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD                                       2003            2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 10.29      $    12.09      $   17.15       $  19.93       $ 11.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                               0.06            0.03          (0.05)         (0.11)        (0.02)
Net realized and unrealized gain (loss)                        4.24           (1.83)         (4.92)         (2.53)         8.98
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           4.30           (1.80)         (4.97)         (2.64)         8.96
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                    (0.01)             --          (0.01)         (0.04)            --
From net realized gains                                          --              --          (0.08)         (0.10)        (0.03)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders              (0.01)             --          (0.09)         (0.14)        (0.03)
===============================================================================================================================
NET ASSET VALUE, END OF PERIOD                              $ 14.58      $    10.29      $   12.09       $  17.15       $ 19.93
===============================================================================================================================
Total Return (b)                                             41.79%(c)     (14.89)%(c)    (29.05)%(c)    (13.35)%        81.60%(c)
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses                                                      1.45%(d)        1.45%(d)       1.45%(d)       1.33%(d)      1.48%(e)
Net investment income (loss)                                  0.56%(d)        0.26%(d)     (0.32)%(d)     (0.42)%(d)    (0.17)%(e)
Reimbursement                                                 0.42%           0.33%          0.01%             --         0.09%
Portfolio turnover rate                                         69%            102%            82%            79%           60%
Net assets at end of period (IN MILLIONS)                   $    34      $       26      $      37       $    130       $   107


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody fees paid indirectly had no impact.

(e) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and (0.14)%, respectively for the year ended December 31, 1999.



COLUMBIA ACORN SELECT                                CLASS Z                            YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD                                       2003          2002           2001            2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 14.04      $  15.23        $ 14.13         $ 13.70        $ 10.71
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                              (0.10)        (0.10)         (0.05)          (0.07)         (0.08)
Net realized and unrealized gain (loss)                        4.39         (1.09)          1.18            1.59           3.21
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           4.29         (1.19)          1.13            1.52           3.13
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       --            --             --           (0.01)            --
From net realized gains                                       (0.13)           --          (0.03)          (1.08)         (0.14)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders              (0.13)           --          (0.03)          (1.09)         (0.14)
===============================================================================================================================
NET ASSET VALUE, END OF PERIOD                              $ 18.20      $  14.04        $ 15.23         $ 14.13        $ 13.70
===============================================================================================================================
Total Return (b)                                             30.61%       (7.81)%(c)       8.00%(c)       11.68%         29.30%(c)
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses                                                      1.12%(d)      1.26%(d)       1.35%           1.34%(e)       1.37%(e)
Net investment income (loss)                                (0.63)%(d)    (0.67)%(d)     (0.44)%         (0.52)%(e)     (0.62)%(e)
Reimbursement                                                    --         0.01%          0.03%              --          0.04%
Portfolio turnover rate                                         16%           40%            82%            116%           101%
Net assets at end of period (IN MILLIONS)                   $   294      $     93        $    70         $    67        $    68


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody fees paid indirectly had no impact.

(e) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.32% and (0.50)%, respectively for the year ended December 31, 2000, 1.35% and (0.60)%, respectively for the year ended December 31, 1999.

See accompanying notes to financial statements.
1-800-922-6769

                                  58-59 Spread

Columbia Acorn Family of Funds
    >Notes to Financial Statements

1.   Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z.

     Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

     Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

     Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase.

     Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, you may exchange your Class Z or Class A shares of the Fund for shares of another fund at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less for Class Z shares of a fund distributed by Columbia Funds Distributor, Inc., that does not have a redemption fee (including Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select), the Fund will charge you a redemption fee of 2% of the redemption proceeds. Exchanges between Columbia Acorn International and Columbia Acorn International Select (or a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee) will not be subject to the 2% redemption fee. In addition, if you redeem shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

     The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report. The annual financial statements for the Columbia Thermostat Fund, another Fund of the Trust, begin on page 67 of this report.

     Effective October 13, 2003, the Funds changed their name from Liberty Acorn Fund to Columbia Acorn Fund, Liberty Acorn International to Columbia Acorn International, Liberty Acorn USA to Columbia Acorn USA, Liberty Acorn Foreign Forty to Columbia Acorn International Select and Liberty Acorn Twenty to Columbia Acorn Select. Also on that date, the Trust changed its name from Liberty Acorn Trust to Columbia Acorn Trust.

     Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

     On July 26, 2002, Columbia Acorn USA acquired all of the net assets of the Stein Roe Small Company Growth Fund ("Stein Roe Fund") pursuant to a plan of reorganization approved by the Stein Roe Fund shareholders on June 28, 2002. The acquisition was accomplished by a tax-free exchange of 1,139,488 shares of the Stein Roe Fund (valued at $10,096,640) for 726,123 shares of Columbia Acorn USA.

     The net assets of the Stein Roe Fund were combined with the net assets of Columbia Acorn USA on the acquisition date and included $3,125,202 of unrealized depreciation on investment. The aggregate net assets of Columbia Acorn USA immediately before and after acquisition were $306,945,066 and $317,041,706, respectively.

2.   Significant Accounting Policies

        >Security valuation
Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the SEC-approved Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which

1-800-922-6769
quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees.

        >Repurchase agreements
The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

        >Foreign currency translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

        >Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

     Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

     The Funds estimate components of distributions from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Results of operations for the year reflect a change in estimate of these components using more current tax reporting received from REIT investments. The change in estimate had no impact on each of the Fund's net assets.

        >Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

        >Financial instruments
Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

     None of the Funds entered into any futures contracts or forward foreign currency contracts during the year ended December 31, 2003.

        >Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fees) and realized and unrealized gains (losses) of a fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are allocated to paid-in-capital of each class proportionately for the purposes of determining net asset value of each class.

        >Custody fees
Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

1-800-922-6769

Columbia Acorn Family of Funds
     >Notes to Financial Statements continued

        >Federal income taxes
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

        >Distributions to Shareholders
Distributions to shareholders are recorded on the ex-date.

3.   Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, straddle deferrals, mark-to-market on futures contracts, current year distribution payable, foreign currency transactions, net operating losses, passive foreign investment companies, capital loss carryforwards, post-October losses and non-deductible expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     For the year ended December 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                     UNDISTRIBUTED
                    NET INVESTMENT
                        INCOME
                     (ACCUMULATED
                         NET         ACCUMULATED                     NET
                      INVESTMENT     NET REALIZED    PAID-IN      UNREALIZED
                         LOSS)       GAIN (LOSS)     CAPITAL     APPRECIATION
-----------------------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn
    Fund                 $  13,265     $  (13,067)   $  (607)          $  409
Columbia Acorn
    International            1,034         (7,045)        --            6,011
Columbia Acorn
    USA                      4,550          3,217     (7,767)              --
Columbia Acorn
    International
    Select                      20            (20)        --               --
Columbia Acorn
    Select                   4,409         (4,146)      (263)              --

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 were as follows:

                                                  LONG-TERM
                                       ORDINARY    CAPITAL
DECEMBER 31, 2003                       INCOME      GAINS
-----------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                    $     --    $  9,917
Columbia Acorn International              5,935          --
Columbia Acorn USA                           --          --
Columbia Acorn International
    Select                                   19          --
Columbia Acorn Select                       736       3,445


                        ORDINARY
DECEMBER 31, 2002        INCOME
--------------------------------
(IN THOUSANDS)

Columbia Acorn
    International       $  9,289

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                     UNDISTRIBUTED    UNDISTRIBUTED
                       ORDINARY        LONG-TERM        UNREALIZED
                        INCOME        CAPITAL GAINS    APPRECIATION*
--------------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn
    Fund                   $    --        $  14,205     $  3,824,239
Columbia Acorn
    International           16,894               --          435,632
Columbia Acorn
    USA                         --               --          158,303
Columbia Acorn
    International
    Select                     154               --           12,522
Columbia Acorn
    Select                      --               --          109,976

*The difference between book-basis and tax-basis unrealized appreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, REITs adjustments and foreign currency transactions.

For the year ended December 31, 2003, the following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

1-800-922-6769

YEAR OF       COLUMBIA      COLUMBIA ACORN     COLUMBIA
EXPIRATION    ACORN FUND    INTERNATIONAL      ACORN USA
--------------------------------------------------------
(IN THOUSANDS)

2008               $  --          $     --       $    --
2009                  --           111,479         3,035
2010                  --            76,335        10,064
2011                  --            48,476            --
--------------------------------------------------------
TOTAL              $  --          $236,290       $13,099


                            COLUMBIA ACORN      COLUMBIA
YEAR OF                     INTERNATIONAL        ACORN
EXPIRATION                      SELECT           SELECT
--------------------------------------------------------
(IN THOUSANDS)

2008                               $    --       $    --
2009                                23,084            --
2010                                12,528            --
2011                                 2,488            --
--------------------------------------------------------
TOTAL                              $38,100       $    --

     Capital loss carryforwards utilized during the year ended December 31, 2003, were as follows:

Columbia Acorn                                   $38,258
Columbia Acorn USA                                 5,383
Columbia Acorn Select                                530

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

     Columbia Acorn Fund and Columbia Acorn International have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains and losses relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows (in thousands):

COLUMBIA ACORN FUND
--------------------------------------------------------
(IN THOUSANDS)

Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2002                              $  409

Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2003                              --

Unrealized appreciation recognized in
prior years on PFIC's sold during 2003              (409)
                                               ---------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2003       $   --
                                               ---------

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------
(IN THOUSANDS)

Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2002                            $  7,225

Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2003                           1,215

Unrealized appreciation recognized in
prior years on PFIC's sold during 2003            (7,225)
                                               ---------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2003     $  1,215
                                               ---------

4.   Transactions with Affiliates

Effective October 13, 2003, the Fund's investment advisor changed its name from Liberty Wanger Asset Management, L.P. to Columbia Wanger Asset Management, L.P. ("Columbia WAM"). Columbia WAM, a wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of the Funds' business affairs.

     Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
--------------------------------------------------------
Net asset value:
On the first $700 million                            .75%
Next $1.3 billion                                    .70%
Net assets in excess of $2 billion                   .65%

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------
Net asset value:
On the first $100 million                           1.20%
Next $400 million                                    .95%
Net assets in excess of $500 million                 .75%

COLUMBIA ACORN USA
--------------------------------------------------------
Net asset value:
On the first $200 million                            .95%
Net assets in excess of $200 million                 .90%

COLUMBIA ACORN INTERNATIONAL SELECT
--------------------------------------------------------
On average daily net assets:                         .95%

COLUMBIA ACORN SELECT
--------------------------------------------------------
On average daily net assets:                         .90%

1-800-922-6769

Columbia Acorn Family of Funds
     >Notes to Financial Statements continued

        >Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Select Class Z shares and 1.35% of the average annual net assets for Columbia Acorn Select Class Z shares.

     Columbia WAM also provides administrative services to each Fund at an annual rate of .05% of average daily net assets.

     Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc. (the Distributor). The Distributor, an indirect subsidiary of Fleet, is each Fund's principal underwriter and receives no compensation on the sale of Class Z shares.

     Each Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

     Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc. (the "Transfer Agent"). The Transfer Agent, an affiliate of the investment advisor, provides shareholder services to the Funds and receives reimbursement for out-of-pocket expenses.

     Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers or trustees who are affiliated with Columbia WAM. Trustees' fees and expenses for the year ended December 31, 2003 are as follows:

--------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                                 $369
Columbia Acorn International                          70
Columbia Acorn USA                                    20
Columbia Acorn International Select                    4
Columbia Acorn Select                                 14
--------------------------------------------------------

     The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

     During the year ended December 31, 2003, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

FUNDS                               PURCHASES      SALES
--------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                   $32,474    $ 5,329
Columbia Acorn International            7,022     33,552
Columbia Acorn USA                      1,032         --
Columbia Acorn International Select        --         45
Columbia Acorn Select                      --      1,204
--------------------------------------------------------

5.   Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the year ended December 31, 2003.

6.   Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2003 were:

COLUMBIA ACORN FUND
--------------------------------------------------------
(IN THOUSANDS)                                      2003

Investment securities
   Purchases                                 $ 2,754,813
   Proceeds from sales                           692,955
--------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------
(IN THOUSANDS)                                      2003

Investment securities
   Purchases                                     533,515
   Proceeds from sales                           712,236
--------------------------------------------------------

COLUMBIA ACORN USA
--------------------------------------------------------
(IN THOUSANDS)                                      2003

Investment securities
   Purchases                                     198,615
   Proceeds from sales                            29,091
--------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT
--------------------------------------------------------
(IN THOUSANDS)                                      2003

Investment securities
   Purchases                                      22,844
   Proceeds from sales                            25,103
--------------------------------------------------------

COLUMBIA ACORN SELECT
--------------------------------------------------------
(IN THOUSANDS)                                      2003

Investment securities
   Purchases                                     490,046
   Proceeds from sales                            62,409
--------------------------------------------------------

1-800-922-6769

7.   Legal Proceedings

The Securities and Exchange Commission (the "SEC"), the New York Attorney General and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of Columbia Management Group, Inc. ("CMG") (collectively, "Columbia"). These affiliates include the Distributor, Columbia Management Advisors, Inc. ("CMA"), and Columbia Wanger Asset Management, L.P. ("Columbia WAM"). CMA is the adviser to the Columbia Family of Funds, but is not the adviser to the Columbia Acorn Family of Funds. Columbia has not uncovered any instances where Columbia entities were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading shares of various funds managed by subsidiaries of CMG between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds in the Columbia Family of Funds. A majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exist today. Information relating to those trading arrangements has been supplied to various regulatory authorities.

     The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against the Distributor and CMA alleging that they have violated certain provisions of the federal securities laws. Columbia believes that those allegations are based principally on the trading arrangements referred to above. Columbia WAM has not been named in these notices. The Distributor and CMA are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding the Distributor or CMA, and structural changes in the conduct of their business.

     Although Columbia does not believe that these regulatory developments or their resolution will have a material adverse effect on the Funds, or on the ability of the Distributor or Columbia WAM to provide services to the Funds, there can be no assurance that these matters or any publicity relating to these matters or other developments resulting from them will not adversely effect sales or redemptions of Fund shares or otherwise effect the Funds.

     Columbia Acorn Trust (the "Trust") and Columbia WAM are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in Columbia Acorn International Fund ("International Fund") for a period of more than 14 days during the five years prior to the filing of the lawsuit. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. The lawsuit alleges, in summary, that the Trust and Columbia WAM exposed International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement International Fund's portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

     The Trust and Columbia WAM also are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days, without any stated limitation on the duration of the class period. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. This suit contains allegations and counts similar to those described above, and also includes an additional count under Section 36(a) of the Investment Company Act of 1940.

     The Trust, on behalf of International Fund, and Columbia WAM intend to defend both suits vigorously. The Trust does not believe that the pending actions will have a material adverse affect on the financial statements of any Fund, and Columbia WAM does not believe that the pending actions will have a material adverse affect on its ability to perform under its contracts with the Funds.

1-800-922-6769

Columbia Acorn Family of Funds
     >Unaudited Information

FEDERAL INCOME TAX INFORMATION:
COLUMBIA ACORN FUND

For the fiscal year ended December 31, 2003, the Fund designates long-term capital gains of $24,122.

COLUMBIA ACORN INTERNATIONAL FUND

Foreign taxes paid during the fiscal year ended December 31, 2003, amounted to $3,216 ($0.04 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2003.

     Gross income derived from sources within foreign countries amounted to $33,962 ($0.46 per share) for the fiscal year ended December 31, 2003.

COLUMBIA ACORN INTERNATIONAL SELECT FUND

Foreign taxes paid during the fiscal year ended December 31, 2003, amounted to $62 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2003.

     Gross income derived from sources within foreign countries amounted to $745 ($0.25 per share) for the fiscal year ended December 31, 2003.

COLUMBIA ACORN SELECT FUND

For the fiscal year ended December 31, 2003, the Fund designates long-term capital gains of $3,445. 100% of the ordinary income distributed by the Fund, in the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

     For non-corporate shareholders 100%, or the maximum amount allowable under the Job and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2003 to December 31, 2003 may represent qualified dividend income. Final information will be provided in your 2003 1099-DIV form.

1-800-922-6769

Columbia Thermostat Fund
     >Statement of Investments, December 31, 2003

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                            VALUE (000)
--------------------------------------------------------------------------------

                     >STOCK FUNDS: 49.5%
              981    Columbia Growth & Income Fund,
                     Class Z                                         $    15,899
            1,719    Columbia Growth Stock Fund,
                     Class Z (b)                                          15,870
              559    Columbia Acorn Fund, Class Z                         12,613
              393    Columbia Mid Cap Value Fund, Class Z                  9,502
              522    Columbia Acorn Select, Class Z (b)                    9,501
--------------------------------------------------------------------------------
                     TOTAL STOCK FUNDS (COST: $54,614)                    63,385

                     >BOND FUNDS: 49.6%
            3,469    Columbia Intermediate Bond
                     Fund, Class Z                                        31,739
            1,775    Columbia Federal Securities
                     Fund, Class Z                                        19,061
            1,453    Columbia High Yield Fund, Class Z                    12,696
--------------------------------------------------------------------------------
                     TOTAL BOND FUNDS (COST: $62,988)                     63,496

                     >SHORT-TERM OBLIGATION: 0.8%
$             972    Repurchase Agreement with State
                       Street Bank & Trust Co.,
                       dated 12/31/03, due 1/02/04
                       at 0.85% collateralized by
                       Federal National Mortgage
                       Association Notes maturing
                       6/17/05, Market Value $996
                       (repurchase proceeds: $972)                           972
--------------------------------------------------------------------------------
                     (COST: $972)                                            972
                                                                     -----------
TOTAL INVESTMENTS: 99.9%                                                 127,853
                     (COST: $118,574)


CASH AND OTHER ASSETS LESS LIABILITIES: 0.1%                                  76

                                                                     -----------
TOTAL NET ASSETS: 100%                                               $   127,929
================================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investments was $118,600 and net unrealized appreciation was $9,253, consisting of gross unrealized appreciation of $9,349 and gross unrealized depreciation of $96.

(b)  Non-income producing.

 Columbia Thermostat Fund
    >Statements of Assets and Liabilities



DECEMBER 31, 2003
-----------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS
Investments, at value (cost: $118,574)                                      $     127,853

Cash                                                                                    8
Receivable for:
   Fund shares sold                                                                 1,655
   Dividends                                                                          219
Expense reimbursement due from Advisor                                                167
-----------------------------------------------------------------------------------------
   Total Assets                                                                   129,902

LIABILITIES
Payable for:
   Investments purchased                                                            1,782
   Fund shares redeemed                                                                53
   Transfer agent fees                                                                 29
   Custody fees                                                                         2
   Reports to shareholders                                                             19
   12b-1 Service & Distribution fees                                                   74
Other liabilities                                                                      14
-----------------------------------------------------------------------------------------
   Total Liabilities                                                                1,973
-----------------------------------------------------------------------------------------
NET ASSETS                                                                  $     127,929
=========================================================================================

COMPOSITION OF NET ASSETS
Paid in capital                                                             $     118,444
Accumulated net realized gain                                                         206
Net unrealized appreciation on investments                                          9,279
-----------------------------------------------------------------------------------------
NET ASSETS                                                                  $     127,929
=========================================================================================

Net asset value per share -- Class A (a)                                    $       12.30
   (Net assets/shares)                                                     ($42,271/3,437)

Maximum offering price per share -- Class A (b)                             $       13.05
   (Net asset value per share/front-end sales charge)                      ($12.30/0.9425)

Net asset value and offering price per share -- Class B (a)                 $       12.32
   (Net assets/shares)                                                     ($51,501/4,179)

Net asset value and offering price per share -- Class C (a)                 $       12.32
   (Net assets/shares)                                                     ($20,087/1,631)

Net asset value, offering price and redemption price per share -- Class Z   $       12.31
   (Net assets/shares)                                                     ($14,070/1,143)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.
1-800-922-6769

COLUMBIA THERMOSTAT FUND
   >STATEMENTS OF OPERATIONS
    FOR THE YEAR ENDED DECEMBER 31, 2003

(IN THOUSANDS)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from investment company shares                           $   1,135
   Interest income                                                           27
-------------------------------------------------------------------------------
   Total Investment Income                                                1,162

EXPENSES:
Management fees                                                              49
Administration fees                                                          25
12b-1 Services & Distribution fees                                          299
Transfer agent fees                                                         134
Trustees fees                                                                --*
Custody fees                                                                 28
Registration and blue sky fees                                              159
Reports to shareholders                                                      85
Other expenses                                                               37
-------------------------------------------------------------------------------
   Total expenses                                                           816
Less custody fees paid indirectly                                            --*
Less reimbursement of expenses by Advisor                                  (350)
-------------------------------------------------------------------------------
   Net Expenses                                                             466
-------------------------------------------------------------------------------
   Net Investment Income                                                    696
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain distributions from investment company shares                  272
Net unrealized appreciation on investments                                9,219
-------------------------------------------------------------------------------
   Net realized and unrealized gain                                       9,491
-------------------------------------------------------------------------------
Net Increase in Net Assets resulting
   from Operations                                                    $  10,187
===============================================================================

* Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Thermostat Fund
   >Statement of Changes in Net Assets



                                                         YEAR ENDED      PERIOD ENDED
INCREASE IN NET ASSETS                                  DECEMBER 31,     DECEMBER 31,
-------------------------------------------------------------------------------------
(IN THOUSANDS)                                             2003 (a)         2002 (b)

OPERATIONS:
Net investment income                                     $      696         $      9
Net realized gain on investments                                 272               10
Net unrealized appreciation                                    9,219               60
-------------------------------------------------------------------------------------
  Net Increase from Operations                                10,187               79

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                              (395)              --
  Net realized gain -- Class A                                   (21)              --
  Net investment income -- Class B                              (108)              --
  Net realized gain -- Class B                                   (30)              --
  Net investment income -- Class C                               (43)              --
  Net realized gain -- Class C                                   (10)              --
  Net investment income -- Class Z                              (160)              --
  Net realized gain -- Class Z                                   (14)              --
-------------------------------------------------------------------------------------
    Total Distribution to Shareholders                          (781)              --

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                    40,815               --
  Distributions reinvested -- Class A                            373               --
  Redemptions -- Class A                                      (1,441)              --
-------------------------------------------------------------------------------------
  Net Increase -- Class A                                     39,747               --

  Subscriptions -- Class B                                    48,741               --
  Distributions reinvested -- Class B                            125               --
  Redemptions -- Class B                                      (1,176)              --
-------------------------------------------------------------------------------------
  Net Increase -- Class B                                     47,690               --

  Subscriptions -- Class C                                    19,668               --
  Distributions reinvested -- Class C                             44               --
  Redemptions -- Class C                                      (1,015)              --
-------------------------------------------------------------------------------------
  Net Increase -- Class C                                     18,697               --

  Subscriptions -- Class Z                                     9,094            4,089
  Distributions reinvested -- Class Z                            166               --
  Redemptions -- Class Z                                      (1,023)             (16)
-------------------------------------------------------------------------------------
  Net Increase -- Class Z                                      8,237            4,073
-------------------------------------------------------------------------------------
    Net Increase from Share Transactions                     114,371            4,073
-------------------------------------------------------------------------------------
Total Increase in Net Assets                                 123,777            4,152
-------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                            4,152               --
-------------------------------------------------------------------------------------
End of period                                             $  127,929         $  4,152
=====================================================================================

OVERDISTRIBUTED (UNDISTRIBUTED) NET INVESTMENT INCOME     $       --         $      9
=====================================================================================


(a) Class A, Class B, and Class D commenced operations March 3, 2003. On October 13, 2003, Class D was redesignated Class C.

(b) Class Z commenced operations September 25, 2002.

See accompanying notes to financial statements.
1-800-922-6769

Columbia Thermostat Fund
   >Statement of Changes in Net Assets continued



                                                                 YEAR ENDED      PERIOD ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                       DECEMBER 31,     DECEMBER 31,
---------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                          2003 (a)         2002 (b)
 Subscriptions -- Class A                                              3,529               --
 Shares issued in reinvestment and capital gains -- Class A               31               --
 Less shares redeemed -- Class A                                        (123)              --
---------------------------------------------------------------------------------------------
 Net Increase -- Class A                                               3,437               --

 Subscriptions -- Class B                                              4,268               --
 Shares issued in reinvestment and capital gains -- Class B               10               --
 Less shares redeemed -- Class B                                         (99)              --
---------------------------------------------------------------------------------------------
 Net Increase -- Class B                                               4,179               --

 Subscriptions -- Class C                                              1,712               --
 Shares issued in reinvestment and capital gains -- Class C                4               --
 Less shares redeemed -- Class C                                         (85)              --
---------------------------------------------------------------------------------------------
 Net Increase -- Class C                                               1,631               --

 Subscriptions -- Class Z                                                821              400
 Shares issued in reinvestment and capital gains -- Class Z               14               --
 Less shares redeemed -- Class Z                                         (91)              (1)
---------------------------------------------------------------------------------------------
 Net Increase -- Class Z                                                 744              399
---------------------------------------------------------------------------------------------
Net Increase in Shares of Beneficial Interest                          9,991              399
---------------------------------------------------------------------------------------------


(a) Class A, Class B, Class D commenced operations March 3, 2003. On October 13, 2003, Class D was redesignated Class C.

(b) Class  Z  commenced  operations September 25, 2002.

See accompanying notes to financial statements.

Columbia Thermostat Fund
    >Financial Highlights



                                                                                           INCEPTION
                                                                                          SEPTEMBER 25,
                                                                       YEAR ENDED         2002 THROUGH
CLASS Z                                                               DECEMBER 31,        DECEMBER 31,
-------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003                2002
NET ASSET VALUE, BEGINNING OF PERIOD                                  $      10.41        $       10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                                     0.19                 0.04
Net realized and unrealized gain                                              1.87                 0.37
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                           2.06                 0.41
-------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                                   (0.16)                  --
From net realized gains                                                       0.00(b)                --
-------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                              (0.16)                  --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $      12.31        $       10.41
=======================================================================================================
Total Return (c)                                                            19.79%                4.10%(d)
=======================================================================================================

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                                 0.38%(f)             0.62%(g)(h)
Net investment income                                                        1.64%(f)             1.41%(g)(h)
Reimbursement                                                                0.88%               19.94%(g)
Portfolio turnover rate                                                        61%                  11%(d)
Net assets at end of period (IN MILLIONS)                             $         14        $           4


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b) Rounds to less than $0.01 per share.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the Fund invests.

(f) The benefits derived from custody fees paid indirectly had no impact.

(g) Annualized.

(h) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 0.60% and 1.43%, respectively for the period ended December 31, 2002.

See accompanying notes to financial statements.
1-800-922-6769

Columbia Thermostat Fund
         >Notes to Financial Statements

1.    Nature of Operations
Columbia Thermostat Fund (the "Fund"), a series of Columbia Acorn Trust
(the "Trust"), an open-end management investment company organized as a Massachusetts business trust, commenced operations September 25, 2002. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z. On October 13, 2003, Class D was redesignated Class C.

      Class A shares are sold with a front-end sales charge.A contingent deferred sales charge may be assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report. The annual report for the other series of the Trust is also included in this report.

      The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a `fund of funds', under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. As of December 31, 2003, the Fund invested in five stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select Fund, Columbia Growth & Income Fund, Columbia Mid Cap Value Fund, Columbia Growth Stock Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia High Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

2.    Significant Accounting Policies

         >Security valuation
Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. High quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

         >Repurchase agreements
The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         >Security transactions and investment income
Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and short-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      Awards from class action litigation may be recorded as a reduction of cost. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

         >Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

         >Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading.

         >Custody fees
The custody fees are reduced based on the Fund's cash balance maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Columbia Thermostat Fund
         >Notes to Financial Statements, continued

         >Federal income taxes

The Fund has complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

         >Distributions to Shareholders
Distributions to shareholders are recorded on the ex-date.

3.    Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                   OVERDISTRIBUTED   ACCUMULATED
                   NET INVESTMENT    NET REALIZED   PAID-IN
                       INCOME           GAIN        CAPITAL
-----------------------------------------------------------
(IN THOUSANDS)
                              $ 1           $  (1)     $ --

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification. The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                               LONG-TERM      TAX
                  ORDINARY      CAPITAL    RETURN OF
                   INCOME        GAINS      CAPITAL
----------------------------------------------------
(IN THOUSANDS)
                     $ 771          $ 10        $ --

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                   UNDISTRIBUTED   UNDISTRIBUTED
                      ORDINARY        LONG-TERM      UNREALIZED
                       INCOME       CAPITAL GAINS   APPRECIATION*
-----------------------------------------------------------------
(IN THOUSANDS)
                           $ 197             $ 36         $ 9,253

* The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the tax deferral of losses on wash sales.

4.    Transactions with Affiliates

Effective October 13, 2003, the Fund's investment advisor changed its name from Liberty Wanger Asset Management, L.P. to Columbia Wanger Asset Management, L.P. ("Columbia WAM"). Columbia WAM, a wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of the Fund's business affairs.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

        >Expense Limit

Columbia WAM has agreed to voluntarily reimburse the direct operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.60% of the average annual net assets of the Fund's Class Z shares. Effective August 1, 2003, Columbia WAM has agreed to contractually reimburse the direct operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class Z shares.

      Columbia WAM has also contracted to provide administrative services at an annual rate of .05% of the Fund's average daily net assets.

      Effective October 13, 2003 Liberty Funds Distributor, Inc., changed its name to Columbia Funds Distributor, Inc. (the Distributor). The Distributor, an indirect subsidiary of Fleet, is the Fund's principal underwriter and receives no compensation on the sale of Class Z shares.

      The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service and distribution fee on net assets attributable to Class A, Class B and Class C shares.

      Effective October 13, 2003, Liberty Funds Services, Inc., changed its name to Columbia Funds Services, Inc. (the "Transfer Agent"). The Transfer Agent, an affiliate of the investment advisor, provides shareholder services to the Fund and receives reimbursement for out-of-pocket expenses.

1-800-922-6769

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses for the year ended December 31, 2003, were $270.

5.    Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the year ended December 31, 2003.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2003 were:

--------------------------------------------------------------------------------
(IN THOUSANDS)
  Purchases                    $ 144,197
  Proceeds from sales          $  30,493
================================================================================

7.    Legal Proceedings

The Securities and Exchange Commission (the "SEC"), the New York Attorney General and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of Columbia Management Group, Inc. ("CMG") (collectively, "Columbia"). These affiliates include the Distributor, Columbia Management Advisors, Inc. ("CMA"), and Columbia Wanger Asset Management, L.P. ("Columbia WAM"). CMA is the adviser to the Columbia Family of Funds, but is not the adviser to the Columbia Acorn Family of Funds. Columbia has not uncovered any instances where Columbia entities were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading shares of various funds managed by subsidiaries of CMG between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds in the Columbia Family of Funds. A majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exist today. Information relating to those trading arrangements has been supplied to various regulatory authorities.

      The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against the Distributor and CMA alleging that they have violated certain provisions of the federal securities laws. Columbia believes that those allegations are based principally on the trading arrangements referred to above. Columbia WAM has not been named in these notices. The Distributor and CMA are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding the Distributor or CMA, and structural changes in the conduct of their business.

      Although Columbia does not believe that these regulatory developments or their resolution will have a material adverse effect on the Funds, or on the ability of the Distributor or Columbia WAM to provide services to the Funds, there can be no assurance that these matters or any publicity relating to these matters or other developments resulting from them will not adversely effect sales or redemptions of Fund shares or otherwise effect the Funds.

      Columbia Acorn Trust (the "Trust") and Columbia WAM are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in Columbia Acorn International Fund ("International Fund") for a period of more than 14 days during the five years prior to the filing of the lawsuit. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. The lawsuit alleges, in summary, that the Trust and Columbia WAM exposed International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement International Fund's portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

Columbia Thermostat Fund
         >Notes to Financial Statements, continued

      The Trust and Columbia WAM also are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days, without any stated limitation on the duration of the class period. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. This suit contains allegations and counts similar to those described above, and also includes an additional count under Section 36(a) of the Investment Company Act of 1940.

      The Trust, on behalf of International Fund, and Columbia WAM intend to defend both suits vigorously. The Trust does not believe that the pending actions will have a material adverse affect on the financial statements of any Fund, and Columbia WAM does not believe that the pending actions will have a material adverse affect on its ability to perform under its contracts with the Funds.

1-800-922-6769

Columbia Thermostat Fund
         >Unaudited Information (in thousands)

FEDERAL INCOME TAX INFORMATION:

For the fiscal year ended December 31, 2003, the Fund designates long-term capital gains of $36.

      30.23% of the ordinary income distributed by the Fund, in the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 30.23%, of the maximum amount allowable under the Jobs and Growth Tax Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2003 to December 31, 2003 may represent qualified dividend income. Final information will be provided in your 2003 1099-DIV From.

Report of Independent Auditors

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
COLUMBIA ACORN TRUST

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund, comprising the Columbia Acorn Trust, as of December 31, 2003, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Columbia Acorn Trust as of December 31, 2003, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2004

1-800-922-6769

Columbia Acorn Family of Funds Class Z Share Information

         MINIMUM INITIAL INVESTMENT IN COLUMBIA
         ACORN INTERNATIONAL, COLUMBIA ACORN
         INTERNATIONAL SELECT, COLUMBIA ACORN
         SELECT, COLUMBIA THERMOSTAT FUND               $  1,000
                                                        $  1,000 FOR AN IRA

         MINIMUM INITIAL INVESTMENT IN COLUMBIA
         ACORN FUND AND COLUMBIA ACORN USA              $ 50,000

         MINIMUM SUBSEQUENT INVESTMENT                  $     50

         EXCHANGE FEE                                       NONE

COLUMBIA ACORN FUND                                        ACRNX
         Management Fee                                     0.67%
         12b-1 Fee                                          None
         Other Expenses                                     0.13%
                                                         --------
         Expense Ratio                                      0.80%

COLUMBIA ACORN INTERNATIONAL                               ACINX
         Management Fee                                     0.84%
         12b-1 Fee                                          None
         Other Expenses                                     0.21%
                                                         --------
         Expense Ratio                                      1.05%

COLUMBIA ACORN USA                                         AUSAX
         Management Fee                                     0.92%
         12b-1 Fee                                          None
         Other Expenses                                     0.19%
                                                         --------
         Expense Ratio                                      1.11%

COLUMBIA ACORN INTERNATIONAL SELECT                        ACFFX
         Management Fee                                     0.95%
         12b-1 Fee                                          None
         Other Expenses                                     0.50%
                                                         --------
         Net Expense Ratio                                  1.45%

COLUMBIA ACORN SELECT                                      ACTWX
         Management Fee                                     0.90%
         12b-1 Fee                                          None
         Other Expenses                                     0.22%
                                                         --------
         Expense Ratio                                      1.12%

COLUMBIA THERMOSTAT FUND                                   COTZX
         Management Fee                                     0.10%
         12b-1 Fee                                          None
         Other Expenses                                     0.28%
                                                         --------
         Net Expense Ratio                                  0.38%

Fees and expenses are for the year ended December 31, 2003 and for Columbia Acorn International Select and Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, net of custody fees paid indirectly, exceeding 1.45% and 0.25% of their average net assets, respectively. Prior to August 1, 2003, the reimbursement for Columbia Thermostat Fund was based on 0.60%. The expense limitation for Columbia Acorn International Select is voluntary and can be terminated by either the Fund or Columbia Wanger Asset Management, L.P. on 30 days' notice.

BOARD OF TRUSTEES AND MANAGEMENT OF COLUMBIA ACORN FUNDS

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the six series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.



                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                 YEAR FIRST                                                   IN FUND
     NAME, POSITION(s)           ELECTED OR                                                   COMPLEX
  WITH COLUMBIA ACORN AND        APPOINTED      PRINCIPAL OCCUPATION(s) DURING                OVERSEEN
  AGE AT JANUARY 1, 2004         TO OFFICE*             PAST FIVE YEARS                      BY TRUSTEE    OTHER DIRECTORSHIPS
 ------------------------        ----------     ------------------------------               ----------    -------------------
                                                 TRUSTEES WHO ARE NOT INTERESTED
                                                     PERSONS OF COLUMBIA ACORN:
MARGARET EISEN, 50,                 2002      Chair, Institute for Financial Markets;              6       Antigenics, Inc.
TRUSTEE                                       formerly managing director,                                  (biotechnology
                                              DeGuardiola Advisors; formerly                               and drugs); Global
                                              managing director, North American                            Financial Group
                                              Equities at General Motors Asset                             (venture capital fund
                                              Management; prior thereto, director                          of funds).
                                              of Worldwide Pension Investments for
                                              DuPont Asset Management.

LEO A. GUTHART, 66,                 1994      Executive vice president, Honeywell                  6       AptarGroup, Inc.
TRUSTEE                                       International (home and building control);                   (producer of dispensing
                                              chairman, Cylink                                             valves, pumps and
                                              Corporation (supplier of encryption                          closures); Symbol
                                              equipment); former chairman of the                           Technologies, Inc.
                                              board of trustees, Hofstra                                   (manufacturer of bar code
                                              University; chairman and chief                               scanning equipment).
                                              executive officer, Topspin Partners, L.P.

JEROME KAHN, JR., 69, TRUSTEE       1987      Former president, William Harris                     6       None.
                                              Investors, Inc. (investment adviser).

STEVEN N. KAPLAN, 44, TRUSTEE       1999      Neubauer Family Professor of                         6       None.
                                              Entrepreneurship and Finance,
                                              Graduate School of Business, University
                                              of Chicago.

DAVID C. KLEINMAN, 68,              1972      Adjunct professor of                                 6       Sonic Foundry, Inc.
TRUSTEE                                       strategic management, University                             (software);
                                              of Chicago Graduate School of                                AT&T Latin America.
                                              Business; Business
                                              consultant.

ALLAN B. MUCHIN, 67,                1998      Chairman emeritus, Katten Muchin                     6       Alberto-Culver Company
TRUSTEE                                       Zavis Rosenman (law firm).                                   (toiletries).

ROBERT E. NASON, 67,                1998      Consultant and private investor since                6       None.
TRUSTEE AND CHAIRMAN                          1998; from 1990-1998, executive
                                              partner and chief executive officer,
                                              member of the executive committee
                                              of Grant Thornton, LLP (public
                                              accounting firm) and member of the
                                              policy board of Grant Thornton International.


JOHN A. WING, 68,                   2002      Frank Wakely Gunsaulus Professor                     6       AmerUs Life Holdings
TRUSTEE                                       of Law and Finance, and chairman                             (life insurance); LDF,
                                              of the Center for the Study of Law                           Inc. and Labe Federal
                                              and Financial Markets, Illinois                              Bank (banking);  Margo
                                              Institute of Technology; prior thereto,                      Caribe, Inc. (farming).
                                              chairman of the board and chief
                                              executive officer of ABN-AMRO
                                              Incorporated, formerly The Chicago
                                              Corporation, and chief
                                              executive officer
                                              of Market Liquidity Network, LLC.

                                                     TRUSTEES WHO ARE INTERESTED
                                                      PERSONS OF COLUMBIA ACORN:

CHARLES P. MCQUAID, 50,                       Chief investment officer of                          6       None.
TRUSTEE,                            1992      Columbia WAM since September
TRUSTEE AND PRESIDENT (1)           2003      30, 2003; portfolio manager since 1995 and
                                              director of research from July
                                              1992 through December 2003 of
                                              Columbia WAM; principal, WAM from July
                                              1995 to September 29, 2000;
                                              president, Wanger Advisors Trust.



RALPH WANGER, 69,                   1970      Founder, former president, chief                    10       Wanger Advisors Trust
TRUSTEE(1)                                    investment officer and portfolio                             (4 portfolios).
                                              manager, Columbia WAM (1992-2003);
                                              principal, WAM from July 1992
                                              until September 29, 2000; president,
                                              WAM Ltd. from July 1992 to
                                              September 29, 2000; president and
                                              director, WAM Acquisition GP, Inc.
                                              since September 29, 2000;
                                              former president, Wanger Advisors
                                              Trust; director, Wanger Investment Company plc.


                                                     OFFICERS OF COLUMBIA ACORN:

J. KEVIN CONNAUGHTON, 39,           2001      Treasurer of the Columbia Funds and                 10       None.
ASSISTANT TREASURER                           of the Columbia All-Star Funds since
                                              December 2000 (formerly
                                              controller and chief accounting officer
                                              of the Columbia Funds and of the
                                              Columbia All-Star Funds from
                                              February 1998 to October 2000);
                                              treasurer of the Stein Roe Funds
                                              since February 2001 (formerly chief
                                              accounting officer and controller
                                              from May 2000 to February 2001);
                                              treasurer of the Galaxy Funds since
                                              September 2002; senior vice
                                              president of Columbia Funds Group
                                              since January 2001; (formerly vice
                                              president of Colonial Management
                                              Associates from February 1998 to
                                              October 2000).

P. ZACHARY EGAN, 39,                2003      Analyst and portfolio manager,                       6       None.
VICE PRESIDENT                                Columbia WAM since 1999; prior
                                              thereto, a research fellow
                                              with the Robert
                                              Bosch Foundation.

KENNETH A. KALINA, 44,              1995      Chief financial officer,                            10       None.
ASSISTANT TREASURER                           Columbia WAM since April
                                              2000; assistant treasurer, Wanger
                                              Advisors Trust; fund
                                              controller, Columbia WAM since
                                              September 1995; director,
                                              New Americas Small Cap Fund.

BRUCE H. LAUER, 46,                 1995      Chief operating officer, Columbia                   10       None.
VICE PRESIDENT, SECRETARY                     WAM since April 1995; principal,
AND TREASURER                                 WAM from January 2000 to
                                              September 29, 2000; vice
                                              president, treasurer and secretary,
                                              Wanger Advisors Trust; director, Wanger
                                              Investment Company plc and
                                              New Americas Small Cap Fund.

ROBERT A. MOHN, 42,                 1997      Analyst and portfolio manager,                      10       None.
VICE PRESIDENT                                Columbia WAM since August
                                              1992; principal, WAM from 1995 to
                                              September 29, 2000; vice president,
                                              Wanger Advisors Trust.

LOUIS J. MENDES, 39,                2003      Analyst and portfolio manager,                       6       None.
VICE PRESIDENT                                Columbia WAM since 2001; prior thereto,
                                              analyst and portfolio manager,
                                              Merrill Lynch.

TODD NARTER, 39,                    2001      Analyst and portfolio manager,                      10       None.
VICE PRESIDENT                                Columbia WAM since June 1997; vice
                                              president, Wanger Advisors Trust.

CHRISTOPHER OLSON, 39,              2001      Analyst and portfolio manager,                      10       None.
VICE PRESIDENT                                Columbia WAM since January 2001;
                                              vice president, Wanger Advisors Trust;
                                              prior thereto, director and portfolio
                                              strategy analyst with UBS Asset
                                              Management/Brinson Partners.

JOHN H. PARK, 36,                   1998      Director of domestic research                       10       None.
VICE PRESIDENT                                since December 2003; analyst and
                                              portfolio manager, Columbia WAM since
                                              July 1993; principal, WAM from
                                              1998 to September 29, 2000; vice
                                              president, Wanger Advisors Trust.

VINCENT P. PIETROPAOLO, 38,         2001      Vice president and senior                           10       None.
ASSISTANT SECRETARY                           counsel, Columbia Funds Group since
                                              December 1999; associate, Morgan Lewis
                                              & Bockius, October 1998 to
                                              December 1999; product manager,
                                              Putnam Investments from April 1997 to
                                              October 1998.

DAVID A. ROZENSON, 49,              2003      Secretary of the Columbia Funds                     10       None.
CHIEF LEGAL OFFICER                           and of the Columbia All-Star Funds
                                              since December 2003; senior counsel,
                                              Fleet Boston Financial Corporation
                                              since January 1996; associate general
                                              counsel, Columbia Management
                                              Group since November 2002.


* Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of Acorn Fund Inc., the Trust's predecessor.

(1) Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and an employee of Columbia WAM. Effective September 30, 2003, Mr. Wanger no longer serves as president of the Trust and president, chief investment officer and portfolio manager of Columbia WAM. As of that date, Mr. McQuaid became chief investment officer of Columbia WAM, and Mr. Wanger continues to serve as an interested Trustee of the Trust and remains affiliated with Columbia WAM, acting in an advisory capacity.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

The SAI includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-345-6611.

                                  INVESTMENT ADVISOR
                                  Columbia Wanger Asset Management, L.P.
                                  227 West Monroe Street, Suite 3000
                                  Chicago, Illinois 60606
                                  1-800-922-6769

                                  DISTRIBUTOR
                                  Columbia Funds Distributor, Inc.
                                  One Financial Center
                                  Boston, Massachusetts 02111-2621

                                  TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                                  Columbia Funds Services, Inc.
                                  P.O. Box 8081
                                  Boston, Massachusetts 02266-8081
                                  1-800-345-6611

                                  LEGAL COUNSEL
                                  Bell, Boyd & Lloyd LLC
                                  Chicago, Illinois

                                  INDEPENDENT AUDITORS
                                  Ernst & Young LLP
                                  Chicago, Illinois

                                  THIS REPORT, INCLUDING THE SCHEDULES OF
                                  INVESTMENTS, IS SUBMITTED FOR THE GENERAL
                                  INFORMATION OF THE SHAREHOLDERS OF COLUMBIA
                                  ACORN TRUST. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED
                                  BY A PROSPECTUS.

                                  FIND OUT WHAT'S NEW - VISIT OUR WEB SITE AT:
                                  WWW.COLUMBIAFUNDS.COM

                                  OUR E-MAIL ADDRESS IS:
                                  SERVICEINQUIRIES@COLUMBIAMANAGEMENT.COM

                                  SHAREHOLDERS SHOULD NOT INCLUDE PERSONAL
                                  INFORMATION SUCH AS ACCOUNT NUMBERS, SOCIAL
                                  SECURITY NUMBERS OR TAXPAYER IDENTIFICATION
                                  NUMBERS IN E-MAIL. WE ARE UNABLE TO ACCEPT
                                  ACCOUNT TRANSACTIONS SENT VIA E-MAIL.

[Photo of acorns]

[EAGLE HEAD LOGO APPEARS HERE]

COLUMBIAFUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(c) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER BOSTON, MA 0211-2621




                                                ACN-02/728Q-1203 (02/04) 04/0210

PHOTO OF A WOMAN HOLDING FILE

                                          COLUMBIA ACORN
                                          FUNDS
                                          ANNUAL REPORT
                                          DECEMBER 31, 2003


                                          COLUMBIA ACORN FUND
                                          COLUMBIA ACORN INTERNATIONAL
                                          COLUMBIA ACORN USA
                                          COLUMBIA ACORN INTERNATIONAL SELECT
                                          COLUMBIA ACORN SELECT
                                          COLUMBIA THERMOSTAT FUND



   Not FDIC   May Lose Value
   Insured    No Bank Guarantee

        > 2003 YEAR-END DISTRIBUTIONS

The following table details the funds' year-end distributions. The record and ex-dividend date for COLUMBIA ACORN FUND and COLUMBIA ACORN SELECT was December 5, 2003 and the payable date was December 8, 2003. For COLUMBIA THERMOSTAT FUND, the record and ex-dividend date was December 26, 2003 and the payable date was December 29, 2003.



                                               LONG-TERM    SHORT-TERM
                                                CAPITAL      CAPITAL      ORDINARY    REINVESTMENT
                                                 GAINS        GAINS        INCOME        PRICE
----------------------------------------------------------------------------------------------------
Columbia Acorn Fund Class A                     $0.0201       None         None          $21.53
----------------------------------------------------------------------------------------------------
Columbia Acorn Fund Class B and C               $0.0201       None         None          $21.10
----------------------------------------------------------------------------------------------------
Columbia Acorn Select Class A                   $0.0890       None         None          $17.53
----------------------------------------------------------------------------------------------------
Columbia Acorn Select Class B and C             $0.0890       None         None          $17.18
----------------------------------------------------------------------------------------------------
Columbia Thermostat Fund Class A                 None         None        $0.1237        $12.23
----------------------------------------------------------------------------------------------------
Columiba Thermostat Fund Class B and C           None         None        $0.0315        $12.25
----------------------------------------------------------------------------------------------------


THE DISCUSSION IN THIS REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Columbia Acorn Family of Funds Annual Report 2003
     TABLE OF CONTENTS

COLUMBIA ACORN FAMILY OF FUNDS
     Share Class Performance                              2
     Fund Performance vs. Benchmarks                      3
     Squirrel Chatter: Don't Bet The Farm                 4

COLUMBIA ACORN FUND
     In a Nutshell                                        6
     At a Glance                                          7
     Major Portfolio Changes                             18
     Statement of Investments                            20

COLUMBIA ACORN INTERNATIONAL
     In a Nutshell                                        8
     At a Glance                                          9
     Major Portfolio Changes                             32
     Statement of Investments                            34
     Portfolio Diversification                           38

COLUMBIA ACORN USA
     In a Nutshell                                       10
     At a Glance                                         11
     Major Portfolio Changes                             39
     Statement of Investments                            40

COLUMBIA ACORN INTERNATIONAL SELECT
     In a Nutshell                                       12
     At a Glance                                         13
     Major Portfolio Changes                             45
     Statement of Investments                            46
     Portfolio Diversification                           48

COLUMBIA ACORN SELECT
     In a Nutshell                                       14
     At a Glance                                         15
     Major Portfolio Changes                             49
     Statement of Investments                            50

COLUMBIA THERMOSTAT FUND
   In a Nutshell                                         16
   At a Glance                                           17
   Statement of Investments                              71
   Statement of Assets and Liabilities                   72
   Statement of Operations                               73
   Statement of Changes in Net Assets                    74
   Financial Highlights                                  76
   Notes to Financial Statements                         77

COLUMBIA ACORN FAMILY OF FUNDS
   Statements of Assets and Liabilities                  52
   Statements of Operations                              53
   Statements of Changes in Net Assets                   54
   Financial Highlights                                  58
   Notes to Financial Statements                         64
   Report of Independent Auditors                        82
   Board of Trustees and
     Management of Columbia Acorn Funds                  84

 >Net Asset Value Per Share as of 12/31/03



                         COLUMBIA                  COLUMBIA ACORN                   COLUMBIA
           COLUMBIA       ACORN        COLUMBIA    INTERNATIONAL      COLUMBIA     THERMOSTAT
          ACORN FUND   INTERNATIONAL   ACORN USA       SELECT       ACORN SELECT      FUND
-----------------------------------------------------------------------------------------------
Class A      $ 22.20         $ 22.45     $ 20.74          $ 14.45      $ 18.01        $ 12.30
-----------------------------------------------------------------------------------------------
Class B      $ 21.75         $ 22.07     $ 20.36          $ 14.12      $ 17.64        $ 12.32
-----------------------------------------------------------------------------------------------
Class C      $ 21.75         $ 22.06     $ 20.36          $ 14.14      $ 17.64        $ 12.32*
-----------------------------------------------------------------------------------------------


*On October 13, 2003, Columbia Thermostat Fund Class D shares were renamed Class C shares.

There is no assurance that the trends described in this report will continue or come to pass because, in part, economic and market conditions change frequently. An investment in any of these Funds presents certain risks, including stock market fluctuations due to economic and business developments.

Columbia Acorn Family of Funds
     >Share Class Performance Average Annual Total Returns through 12/31/03



                                      CLASS A                      CLASS B                       CLASS C
                               WITHOUT         WITH         WITHOUT         WITH          WITHOUT         WITH
                            SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
FUND (6/10/70)
------------------------------------------------------------------------------------------------------------------
3 months*                       14.30%        7.73%         14.10%          9.10%         14.16%        13.16%
------------------------------------------------------------------------------------------------------------------
1 year                          44.85%       36.53%         43.89%         38.89%         43.99%        42.99%
------------------------------------------------------------------------------------------------------------------
5 years                         14.08%       12.74%         13.62%         13.38%         13.62%        13.62%
------------------------------------------------------------------------------------------------------------------
10 years                        13.37%       12.70%         13.14%         13.14%         13.14%        13.14%
------------------------------------------------------------------------------------------------------------------
Life of fund                    16.24%       16.03%         16.17%         16.17%         16.17%        16.17%
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (9/23/92)
------------------------------------------------------------------------------------------------------------------
3 months*                       17.11%       10.38%         17.02%         12.02%         16.97%        15.97%
------------------------------------------------------------------------------------------------------------------
1 year                          46.94%       38.49%         46.06%         41.06%         46.00%        45.00%
------------------------------------------------------------------------------------------------------------------
5 years                          6.64%        5.38%          6.21%          5.89%          6.20%         6.20%
------------------------------------------------------------------------------------------------------------------
10 years                         7.26%        6.63%          7.05%          7.05%          7.04%         7.04%
------------------------------------------------------------------------------------------------------------------
Life of fund                    10.91%       10.33%         10.71%         10.71%         10.71%        10.71%
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN USA
(9/4/96)
------------------------------------------------------------------------------------------------------------------
3 months*                       13.40%        6.88%         13.24%          8.24%         13.24%        12.24%
------------------------------------------------------------------------------------------------------------------
1 year                          46.26%       37.85%         45.32%         40.32%         45.32%        44.32%
------------------------------------------------------------------------------------------------------------------
5 years                          9.47%        8.18%          9.04%          8.76%          9.04%         9.04%
------------------------------------------------------------------------------------------------------------------
Life of fund                    13.71%       12.80%         13.41%         13.41%         13.41%        13.41%
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN INT'L
SELECT+ (11/23/98)
------------------------------------------------------------------------------------------------------------------
3 months*                       16.91%       10.19%         16.60%         11.60%         16.57%        15.57%
------------------------------------------------------------------------------------------------------------------
1 year                          41.11%       33.00%         40.08%         35.08%         40.14%        39.14%
------------------------------------------------------------------------------------------------------------------
5 years                          5.94%        4.69%          5.45%          5.12%          5.48%         5.48%
------------------------------------------------------------------------------------------------------------------
Life of fund                     7.80%        6.56%          7.32%          7.17%          7.35%         7.35%
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT+ (11/23/98)
------------------------------------------------------------------------------------------------------------------
3 months*                        4.81%       -1.21%          4.67%         -0.33%          4.67%         3.67%
------------------------------------------------------------------------------------------------------------------
1 year                          29.95%       22.47%         29.14%         24.14%         29.14%        28.14%
------------------------------------------------------------------------------------------------------------------
5 years                         13.14%       11.80%         12.67%         12.42%         12.67%        12.67%
------------------------------------------------------------------------------------------------------------------
Life of fund                    14.37%       13.05%         13.91%         13.79%         13.91%        13.91%
------------------------------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND++ (9/25/02)
------------------------------------------------------------------------------------------------------------------
3 months*                        7.20%        1.04%          7.03%          2.03%          7.03%         6.03%
------------------------------------------------------------------------------------------------------------------
1 year                          19.43%       12.57%         18.74%         13.74%         18.74%        17.74%
------------------------------------------------------------------------------------------------------------------
Life of fund                    18.73%       13.31%         18.18%         15.16%         18.18%        18.18%
------------------------------------------------------------------------------------------------------------------


*Not annualized.

+Liberty Acorn Foreign Forty was renamed Columbia Acorn International Select and
 Liberty Acorn Twenty was renamed Columbia Acorn Select on 10/13/03.

++On 10/13/03, Columbia Thermostat Fund Class D shares were renamed Class C shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0%; and the Class C contingent deferred sales charge of 1% for the first year only.

Performance of the different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C share (newer class shares) performance for all funds includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares. The new class shares were launched October 16, 2000 for the five Columbia Acorn funds and March 3, 2003 for Columbia Thermostat Fund. These Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, B and C shares would have been lower.

>Fund Performance vs. Benchmarks Class A shares, without sales charge, Average
  Annual Total Returns through 12/31/03+



                                 4TH*        1          3          5         10        LIFE
                                QUARTER     YEAR      YEARS      YEARS     YEARS      OF FUND
---------------------------------------------------------------------------------------------
COLUMBIA ACORN
FUND (6/10/70)                  14.30%     44.85%     9.63%     14.08%     13.37%      16.24%
---------------------------------------------------------------------------------------------
S&P 500                         12.18%     28.69%    -4.05%     -0.57%     11.07%      12.12%
---------------------------------------------------------------------------------------------
Russell 2500                    14.43%     45.51%     6.58%      9.40%     11.74%          NA
---------------------------------------------------------------------------------------------
Russell 2000                    14.52%     47.25%     6.27%      7.13%      9.47%          NA
---------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                14.85%     40.90%     6.83%      9.39%     11.11%          NA
---------------------------------------------------------------------------------------------
Lipper Mid-Cap
Core Funds Index                13.06%     36.58%     2.38%      7.89%     10.95%          NA
---------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (9/23/92)         17.11%     46.94%    -1.26%      6.64%      7.26%      10.91%
---------------------------------------------------------------------------------------------
Citigroup EMI
Global ex-US                    15.97%     55.02%     7.19%      6.18%      4.74%       6.28%
---------------------------------------------------------------------------------------------
MSCI EAFE                       17.08%     38.59%    -2.91%     -0.05%      4.47%       6.16%
---------------------------------------------------------------------------------------------
Lipper Int'l Small-
Cap Funds Index                 14.77%     55.10%     5.45%     10.31%         NA          NA
---------------------------------------------------------------------------------------------
COLUMBIA ACORN USA
(9/4/96)                        13.40%     46.26%    12.03%      9.47%         --      13.71%
---------------------------------------------------------------------------------------------
Russell 2000                    14.52%     47.25%     6.27%      7.13%         --       8.63%
---------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                14.85%     40.90%     6.83%      9.39%         --       9.90%
---------------------------------------------------------------------------------------------
S&P 500                         12.18%     28.69%    -4.05%     -0.57%         --       9.12%
---------------------------------------------------------------------------------------------
COLUMBIA ACORN INT'L
SELECT (11/23/98)               16.91%     41.11%    -5.35%      5.94%         --       7.80%
---------------------------------------------------------------------------------------------
Citigroup World ex-US
Cap Range $2-10B                15.81%     49.65%     4.73%      5.92%         --       6.48%
---------------------------------------------------------------------------------------------
MSCI EAFE                       17.08%     38.59%    -2.91%     -0.05%         --       0.75%
---------------------------------------------------------------------------------------------
Lipper International
Funds Index                     15.45%     36.00%    -1.85%      2.13%         --       2.51%
---------------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT (11/23/98)                4.81%     29.95%     8.71%     13.14%         --      14.37%
---------------------------------------------------------------------------------------------
S&P MidCap 400                  13.19%     35.62%     4.84%      9.21%         --      11.28%
---------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                    10.98%     35.42%    -8.56%      2.18%         --       4.78%
---------------------------------------------------------------------------------------------
S&P 500                         12.18%     28.69%    -4.05%     -0.57%         --       0.55%
---------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (9/25/02)                   7.20%     19.43%        --         --         --      18.73%
---------------------------------------------------------------------------------------------
S&P 500                         12.18%     28.69%        --         --         --      29.59%
---------------------------------------------------------------------------------------------
Lehman U.S. Credit
Intermediate Bond Index          0.40%      6.91%        --         --         --       7.95%
---------------------------------------------------------------------------------------------
Lehman U.S Govt.
Intermediate Bond Index         -0.20%      2.29%        --         --         --       2.89%
---------------------------------------------------------------------------------------------
Lipper Flexible
Portfolio Funds Index            9.26%     23.03%        --         --         --      23.09%
---------------------------------------------------------------------------------------------


*Not annualized.

+Class A shares (newer class shares) performance information includes returns of the Funds' Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than the performance data collected. Visit columbiafunds.com for daily performance updates. For complete information about Columbia Acorn Funds, including objectives, risks, charges and expenses, refer to a copy of the prospectus. Be sure to read it carefully before you invest.

DESCRIPTION OF INDEXES: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MIDCAP 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. RUSSELL 2000 is a market-weighted index of 2000 U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. RUSSELL 2500 is the smallest 2,500 U.S. companies from this same group. CITIGROUP EMI GLOBAL EX-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization.

CITIGROUP WORLD EX-US CAP RANGE $2-10B is a subset of the Broad Market
Index, representing a mid-cap developed market index excluding the U.S. LIPPER INDEXES include the largest funds tracked by Lipper, Inc. in the named category. LIPPER MID-CAP GROWTH INDEX, 30 mid-cap growth funds; LIPPER MID-CAP CORE FUNDS INDEX, 30 mid-cap core funds; LIPPER INTERNATIONAL FUNDS INDEX, 30 largest non-U.S. funds, not including non-U.S. small cap funds; LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX, 10 largest non-U.S. funds investing in small cap companies, including Columbia Acorn International; LIPPER SMALL-CAP CORE FUNDS INDEX, 30 largest small cap core funds, including Columbia Acorn Fund. LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. LEHMAN U.S. GOVERNMENT INTERMEDIATE BOND INDEX is made up of 1 to 10 year treasury and agency bonds, excluding targeted investor notes and state and local government series bonds. The LEHMAN U.S. CREDIT INTERMEDIATE BOND INDEX is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Fund's statement of additional information. It is not possible to invest directly in an index.

>Squirrel Chatter: DON'T BET THE FARM

Photo of Ralph Wanger

How do you run a mutual fund to get good results? Are the investing rules the same for managing small-cap/mid-cap funds and large-cap funds? Here are some of my personal opinions on these questions.

     We believe some basic principles apply to any stock portfolio. (1) Diversification reduces risk, so own mid-cap stocks (Columbia Acorn Select) and a small-cap fund (Columbia Acorn USA). (2) International stocks add additional beneficial diversification (Columbia Acorn International)1. (3) The market often over-values growth stocks, so pay close attention to valuation. (4) Big winners take years to develop, so think long term.

     So what are the differences in managing small-, mid- and large-cap funds? Many large-company portfolios are run according to the rules expressed in Charles Ellis's book, WINNING THE LOSER'S GAME. 2 He tells us to play it safe. Start with a portfolio that mirrors the market and try to avoid big losers (fraud such as Enron and WorldCom, overpriced growth such as Cisco at $80 3). One could say he starts with the S&P 500 and reduces it to the Ellis 495 by getting rid of some potential big losers.

     The WINNING THE LOSER'S GAME strategy may work for a big-company portfolio, but it is not the way I like to run a small-cap fund. Small-cap is a winner's game. You want to be a Barry Bonds or a Sammy Sosa and hit 50 home runs. If you get the homers, you are a hero; you can strike out a lot of times but no one will care very much. As an example, International Game Technology (IGT) has been a great long-term winner for the funds. In the 2003 season, IGT hit a grand slam
- an additional unrealized gain of $175 million!4 Even if you strike out more often than you would like, one big winner more than offsets a half-dozen $10 million losers.

     Some of our big winners are duly celebrated in the Scarlet A section. The funds had fine results in 2003 due to the success we had in these stocks and many others. Writing about success, however, is less colorful than writing about failure; there are more plays about Nero than about Marcus Aurelius.

     When it comes to investing, there are only a few ways to fail. You can buy a company that runs into unexpected problems. Sometimes you buy into a speculative company you know is high risk and the company just doesn't make it. The unfortunate speculators who bought Cisco at $80 lost mere hundreds of billions of dollars compared to the more unfortunate speculators gulled by the Enron and WorldCom frauds. Of course bubbles and speculation have a long history. The first overpricing bubble on record was the tulip-mania boom in Holland in 1636. Tulips were a new "high-tech" flower in Europe but the price of strangely colored varieties went way too high, creating a nasty collapse. Tulip-bulb farming today is still important to the Dutch but it is no longer high tech.

     Farmers can fool you. About 25 years ago, I put some personal money into Maine Sugar. The promoter was a potato processor in Aroostook County, Maine. He believed that the climate and soil there was favorable for growing sugar beets. He floated stock to build a sugar refinery and invited a planeload of New York analysts to come see the sugar beet fields under cultivation. The analysts got on a bus and were driven to a field where the CEO dug up a giant sugar beet. The analysts had never seen such a large sugar beet (most of them had never seen a farm, for that matter). They got back on the bus, and after another ten minutes arrived at another field. The CEO dug up a sugar beet bigger than the first one. The bus continued to another farm field where again an impressive beet was unearthed. When the analysts arrived back in New York, they wrote buy reports based on the great number of farms growing sugar beets. Maine Sugar dissolved a few months later, and the city-boy analysts realized that they had been shown the same field three times in a row. (Columbia Acorn Funds didn't own Maine Sugar).

     The latest foolish farm fraud is Parmalat, an Italian company in the milk business. (Parma latte, get it?) The Columbia Acorn Funds lost a few million dollars in Parmalat (see Pages 8 and 12). Big banks that did business with Parmalat could lose hundreds of millions of dollars in bad loans. One of the centerpieces of the fraud was a made-up bank deposit of 3.95 billion euros (about $5 billion). The Parmalat officials allegedly handed the auditors a hastily forged document purporting to be the bank's acknowledgement of the deposit. The auditors appear to have accepted the false affidavit without making their own inquiry ("Hey, we are facing a deadline and it's only five billion.") and allowed the company to continue its fraud for a few more months, roping us in.

     How could we have avoided getting caught? Talking to company management more often probably would have not helped at all; after all, the bank lenders, the bond rating agencies, and auditor were fooled, and they had much freer access to the company's internal records then any outside financial analyst could ever get. One answer would have been to talk to Parmalat's suppliers, in this case the dairy farmers. After the collapse, someone did ("Parma Farmers Had One Rule: Don't Deal With Parmalat," BLOOMBERG NEWS, January 19, 2004). Achille Coelli, director of the Union of Parma Farmers said, "Farmers here won't work with Parmalat. Tanzi [the CEO] never had a good reputation. The company was a slow payer, so only one


1-800-922-6769
percent of the milk produced in Parma province was sold to Parmalat." Obvious red flag? Sure. Did any analyst do this check before the collapse? Don't think so.

     What conclusions do we want to draw from this crying over spilt milk, besides the vaguely comforting notion that not all fraud occurs in the USA? First, a smart crook can fool some of the people all of the time. Second, really star-quality analytic work could help discover frauds sooner, but much of the time that doesn't happen. Third, complete skepticism would have you avoid fraud, but you would avoid the good investments too. An investor must balance skepticism and credulity just as one balances risk/return or growth/value. Fourth, diversification dilutes the negative effect of one bad stock. Since fraud tends to hit you one at a time, it's a strike out, but it doesn't cost you the season. The benefits you get from big winners far outweigh a few losers.

2003 SCARLET A WINNERS

                          HEAP HIGH THE GOLDEN CORN! 5
                                                      -- JOHN GREENLEAF WHITTIER

     Our analysts and portfolio managers deserve a lot of credit for picking exceptional stocks but we do not rely solely on our internal investment prowess. Often we get sage advice from investment pros outside our Chicago office. We honor and thank these individuals by presenting them with the coveted Scarlet A certificate. In 2003, domestic stocks had to increase more than 150% and make more than $40 million to be considered for a Scarlet A. The international stock criteria was a return of at least 100% and a dollar gain of $20 million or more.

     Our thanks to Greg Jackson of Blum Capital Partners for his help on software company NOVELL. The stock was up 214% in 2003 and brought in a firm-wide gain of over $101 million. Rural cellular service provider WESTERN WIRELESS was up 250% in 2003 and provided a dollar gain of nearly $69 million. Hats off to Thomas Lee of JPMorgan for his help with this 2003 winner. Thomas confirmed our internal analysis that Western Wireless was generating free cash flow and that fears that the company could go bust were unfounded. Natural gas producer ULTRA PETROLEUM, up nearly 150%, brought in a dollar gain of over $50 million. Credit for this idea goes to Barry Sahgal of Brean Murray & Co. While this is Barry's first Scarlet A win, this is not his first contribution to the Columbia Acorn Funds. Barry also brought EVERGREEN RESOURCES to our attention in 1998, a stock that has increased over 270% during the five years we've held it in our funds.

     A repeat winner tops our international Scarlet A list. Ireland's ANGLO IRISH BANK was up 142% in 2003 and provided a firm-wide dollar gain of nearly $60 million. To David Smith of Davy Stockbrokers in Dublin: Thanks again! Stefan Stalmann of Dresdner Kleinwort Wasserstein in Frankfurt, Germany, earns the Scarlet A for his help with DEPFA BANK. The stock, up 139% with a $22 million gain, provides international public-sector financing. While we had built a position in Depfa Bank before speaking with Stefan, his understanding of the company reinforced our conviction and we remained invested in the stock longer than we might have on his advice, benefiting shareholders. It is noteworthy that Robert Hurkmans, a Dresdner contact in New York, encouraged us to contact Stefan. The best attributes of a good broker are credibility and being selective about providing information and analyst contacts within their own organization. So, to Robert Hurkmans, we offer kudos for darned good brokering.

COLUMBIA WAM NEWS

John Park has been named director of domestic research for Columbia Wanger Asset Management, L.P. John joined the firm in 1993 and has managed Columbia Acorn Select since its 1998 inception. He also became a co-manager on Columbia Acorn Fund in 2003.

/s/ Ralph Wanger

Ralph Wanger
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

________________________________________________________________________________
1 For more information about Columbia Acorn Select, Columbia Acorn USA or
  Columbia Acorn International, including management fees and expenses, please call us at (800) 922-6769 or visit www.columbiafunds.com. Please read the prospectus carefully before you invest or send money.

2 Ellis, Charles D., WINNING THE LOSER'S GAME: TIMELESS STRATEGIES FOR
  SUCCESSFUL INVESTING, McGraw-Hill Trade, 4th Edition, March
  14, 2002.

3 No fund advised by Columbia Wanger Asset Management, L.P., owns or has owned
  Enron, WorldCom or Cisco.

4 The dollar gain for the one-year period ended December 31, 2003 reflects the total gain in the stock across all funds/accounts advised by Columbia Wanger Asset Management, L.P., that held IGT.

5 Whitter, John Greenleaf, THE CORN SONG, prior to 1872.

As of 12/31/03, fund positions, as a percent of net assets, in the holdings mentioned were: Parmalat: Columbia Acorn International, 0.0%; Columbia Acorn International Select, 0.0%. International Game Technology: Columbia Acorn Fund, 2.8%; Columbia Acorn Select, 2.3%. Novell: Columbia Acorn Fund, 0.9%; Columbia Acorn USA, 2.0%. Western Wireless: Columbia Acorn Fund, 0.5%; Columbia Acorn USA, 2.5%. Ultra Petroleum: Columbia Acorn Fund, 0.6%; Columbia Acorn USA, 0.8%. Evergreen Resources: Columbia Acorn Fund, 0.4%. Anglo Irish Bank: Columbia Acorn Fund, 0.5%; Columbia Acorn International, 2.2%; Columbia Acorn International Select, 5.8%. Depfa Bank: Columbia Acorn Fund, 0.2%; Columbia Acorn International, 0.9%; Columbia Acorn International Select, 2.5%.

Columbia Acorn Fund*
     >In a Nutshell

Photo of Charles P. McQuaid

Photo of Robert A. Mohn

Photo of John H. Park

Columbia Acorn Fund surged 44.85% (Class A shares, without sales charge) in 2003, our fourth best year ever. As shown on Page 3, the Fund matched the Russell 2500, slightly underperformed the Russell 2000, handily beat many peers and substantially outperformed the large-cap S&P 500. During the fourth quarter, Columbia Acorn Fund's 14.30% gain matched small-cap performance measures and moderately beat mid- and large-cap benchmarks.

     We've previously discussed buying good tech stocks at distressed prices, and also purchasing select telecom and biotech stocks when we believed we were being paid to take risk. Most of these stocks were up a lot, but given improved tech demand, repaired telecom balance sheets, and biotech fundamental progress, we believe additional gains seem plausible for many of the holdings. We constantly review the Fund's portfolio, looking to swap into stocks that we consider more attractive.

     Aspect Communications, discussed separately on this page, was Columbia Acorn Fund's biggest percentage winner, up 454% during the year. Barcode and wireless ID systems maker Unova jumped 354% on improved earnings, while software provider Novell, technology e-learning company Skillsoft Publishing, and technology staff company Igate Capital each at least doubled. The Fund's biggest loser was First Health Group, down over 20%, as competitors put pricing pressure on the firm.

     Columbia Acorn Fund's foreign stocks delivered an average 57.81% return for the year. The leading percentage gainer was Korean auto parts maker Hyundai Mobis, which cranked out a 171% gain on better than expected earnings. Anglo Irish Bank, discussed on Page 8, appreciated 125% and was the Fund's largest foreign winner in dollars. We continue to believe that foreign stocks on average are better values than domestic securities, so we have increased the Fund's foreign weighting to 12.7%. We currently don't expect it to exceed 15%.

     Small caps have outperformed large caps for nearly five years and by most measures small-cap valuations are now close to long-term average valuations relative to large caps. While we continue to find companies that we believe are attractive, the combination of fewer compelling new ideas and more existing stocks approaching sell targets has caused the Board of Trustees to take proactive steps to reduce cash inflows. Existing shareholders can continue to buy shares in Columbia Acorn Fund. The minimum for NEW eligible accounts, however, has been raised to $50,000 and several marketing channels have been closed. Please see our recent prospectus supplement for additional details.

     We'd like to take this opportunity to officially welcome John Emerson to Columbia Wanger Asset Management's domestic analyst team. John joined us mid-year to cover media stocks.

/s/ Charles P. McQuaid          /s/ Robert A. Mohn

Charles P. McQuaid              Robert A. Mohn
LEAD PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

/s/ John H. Park

John H. Park
CO-PORTFOLIO MANAGER

The Right Call
---------------

Columbia Wanger Asset Management's technology services and software analyst Ben Andrews always believed that technology was driving a revolution in the telecommunications industry. Though telecom-related stocks collapsed from early 2000 to early 2003, consumers worldwide still wanted hand-held devices and broadband connections, while corporations wanted increased productivity and cost savings. Call center software provider Aspect Communications suffered from management, product, and financing transitions, but had a stable customer base that generated plenty of revenue. As the economy improved, Aspect's next generation products started to grow, and the company's financing and management problems were worked out. Aspect became profitable and the stock rose over 450% in 2003.

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

*LIBERTY ACORN FUND WAS RENAMED COLUMBIA ACORN FUND ON OCTOBER 13, 2003. ON SEPTEMBER 30, 2003, RALPH WANGER RELINQUISHED HIS DAILY FIRM AND PORTFOLIO MANAGEMENT RESPONSIBILITIES. AT THAT TIME, CHUCK MCQUAID BECAME THE LEAD PORTFOLIO MANAGER OF COLUMBIA ACORN FUND. MR. WANGER CONTINUES TO SERVE AS A TRUSTEE OF COLUMBIA ACORN TRUST AND AS A MEMBER OF THE COLUMBIA THERMOSTAT SUPERVISORY COMMITTEE, AND WILL REMAIN AFFILIATED WITH COLUMBIA WANGER ASSET MANAGEMENT, LP, ACTING IN AN ADVISORY CAPACITY.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: ASPECT COMMUNICATIONS, 0.6%; UNOVA, 0.3%; SKILLSOFT PUBLISHING, 0.8%; IGATE CAPITAL, 0.3%; FIRST HEALTH GROUP, 1.0%; HYUNDAI MOBIS, 0.2%; ANGLO IRISH BANK, 0.5%; NOVELL, 0.9%.


1-800-922-6769

Columbia Acorn Fund
     >At a Glance                                       Ticker Symbol: LACAX

  PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
   RETURNS)

      >through December 31, 2003

                                     1 YEAR     5 YEARS    10 YEARS
                                     ------     -------    --------
Returns before              NAV       44.85%      14.08%      13.37%
taxes                       POP       36.53       12.74       12.70
-------------------------------------------------------------------
Returns after taxes         NAV       44.83       12.35       11.31
on distributions            POP       36.51       11.03       10.65
-------------------------------------------------------------------
Returns after taxes         NAV       29.18       11.54       10.76
on distributions and        POP       23.77       10.34       10.14
sale of fund shares
-------------------------------------------------------------------
S&P 500 (pretax)                      28.69       -0.57       11.07
-------------------------------------------------------------------
Russell 2500 (pretax)                 45.51        9.40       11.74
-------------------------------------------------------------------
Russell 2000 (pretax)                 47.25        7.13        9.47
-------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

COLUMBIA ACORN FUND PORTFOLIO DIVERSIFICATION
     >as a % of net assets, as of December 31, 2003

(PIE CHART)

Consumer
Goods/Services                       19.9%
Industrial
Goods/Services                       12.2%
Finance                              11.6%
Other*                                8.9%
Health Care                           8.6%
Energy/Minerals                       7.0%
Real Estate                           4.3%
Information                          27.5%
   Software/Services                 13.8%
   Computer Related Hardware          8.9%
   Media                              2.3%
   Telecommunications                 2.5%


*Other includes cash and other assets less liabilities of 7.9%. Foreign equities within the portfolio were 12.7% diversified by region as follows: 8.0% Europe; 1.7% Asia without Japan; 1.7% Canada; 0.6% Japan; 0.3% Australia; 0.2% Latin America; 0.2% New Zealand.


THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN FUND
     >December 31, 1993 through December 31, 2003

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 6/10/1970, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares (newer class shares) for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The Russell 2500 is the smallest 2,500 U.S. companies taken from this same group. Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.


TOTAL NET ASSETS: $11,168.8 MILLION


WITHOUT          CLASS A     CLASS B    CLASS C     CLASS Z
SALES CHARGE     $35,080     $34,373    $34,373     $35,721
------------------------------------------------------------
WITH
SALES CHARGE     $33,066     $34,373    $34,373      N/A


(MOUNTAIN CHART)

                               COLUMBIA
                COLUMBIA         ACORN
                  ACORN         FUND - A
                FUND - A      WITH SALES    RUSSELL                  RUSSELL
                 AT NAV         CHARGE        2000        S&P 500     2500
               -----------    -----------   --------     --------    --------
  12/31/93       10000.00       9425.00     10000.00     10000.00    10000.00
                 10050.00       9472.13     10313.50     10339.90    10316.50
                  9928.40       9357.51     10276.20     10059.30    10279.20
                  9447.86       8904.61      9733.67      9620.72     9777.62
                  9526.28       8978.52      9791.52      9744.11     9834.47
                  9418.63       8877.06      9681.58      9904.02     9733.35
                  9096.51       8573.46      9352.82      9661.23     9430.47
                  9390.33       8850.39      9506.49      9978.53     9686.05
                  9823.23       9258.39     10036.20     10387.60    10209.80
                  9700.44       9142.66     10002.60     10133.60    10106.20
                  9664.54       9108.83      9963.13     10361.20    10123.80
                  9288.59       8754.50      9560.75      9983.90     9685.05
  12/31/94        9255.15       8722.98      9817.62     10132.00     9895.35
                  9081.16       8558.99      9693.76     10394.70     9875.73
                  9376.29       8837.16     10097.00     10799.90    10371.30
                  9512.25       8965.30     10270.90     11118.60    10625.90
                  9617.84       9064.81     10499.30     11446.00    10815.00
                  9913.10       9343.10     10679.80     11903.40    11044.00
                 10313.60       9720.56     11233.80     12179.90    11573.80
                 10814.80      10193.00     11881.00     12583.80    12256.50
                 10929.50      10301.00     12126.70     12615.40    12452.70
                 11151.30      10510.10     12343.30     13147.90    12685.60
                 10685.20      10070.80     11791.20     13100.90    12288.70
                 10990.80      10358.80     12286.60     13675.90    12814.00
  12/31/95       11181.00      10538.00     12610.80     13939.40    13032.30
                 11362.10      10708.80     12597.30     14413.80    13124.90
                 11806.30      11127.50     12989.90     14547.50    13520.30
                 12036.60      11344.50     13254.30     14687.50    13795.50
                 12678.10      11949.10     13963.00     14904.10    14433.50
                 13130.70      12375.70     14513.30     15288.40    14825.40
                 12876.00      12135.60     13917.30     15346.70    14370.10
                 12211.60      11509.40     12701.70     14668.80    13318.10
                 12679.30      11950.20     13439.00     14978.20    14083.80
                 13145.90      12390.00     13964.40     15821.10    14694.10
                 13078.80      12326.80     13749.20     16257.50    14597.50
                 13446.40      12673.20     14315.70     17486.40    15302.90
  12/31/96       13703.20      12915.20     14690.90     17139.90    15512.70
                 14185.50      13369.90     14984.50     18210.70    15941.30
                 14004.00      13198.70     14621.20     18280.30    15704.40
                 13366.80      12598.20     13931.20     17599.40    14993.50
                 13440.30      12667.50     13970.10     18650.00    15183.10
                 14506.10      13672.00     15524.20     19785.50    16580.80
                 15171.90      14299.60     16189.60     20671.90    17258.50
                 15948.80      15031.70     16942.90     22316.70    18269.80
                 16022.10      15100.80     17330.60     21066.50    18524.30
                 17251.00      16259.10     18599.10     22220.20    19735.40
                 16742.10      15779.40     17782.00     21478.20    18848.40
                 16742.10      15779.40     17667.00     22472.50    18932.90
  12/31/97       17127.20      16142.40     17976.20     22858.30    19291.10
                 16824.00      15856.60     17692.50     23111.20    18996.30
                 18053.90      17015.80     19000.80     24778.10    20375.80
                 19182.20      18079.20     19784.50     26047.00    21269.40
                 19464.20      18345.00     19893.90     26308.90    21349.90
                 18728.50      17651.60     18822.40     25856.80    20358.70
                 19129.20      18029.30     18862.00     26907.00    20382.90
                 18044.60      17007.00     17335.00     26620.50    18982.70
                 14753.30      13905.00     13969.00     22771.80    15402.00
                 15398.00      14512.60     15062.10     24230.60    16495.80
                 16175.60      15245.50     15676.50     26201.60    17397.40
                 16840.40      15872.10     16497.80     27789.50    18259.20
  12/31/98       18157.30      17113.30     17518.60     29390.90    19365.60
                 18146.40      17103.00     17751.50     30620.00    19332.40
                 17328.00      16331.70     16313.70     29668.30    18062.00
                 17511.70      16504.80     16568.40     30855.30    18448.40
                 18944.20      17854.90     18053.00     32050.20    20098.60
                 19245.40      18138.80     18316.80     31293.40    20411.00
                 20273.10      19107.40     19145.00     33030.10    21473.10
                 20567.00      19384.40     18619.70     31998.70    21051.00
                 19966.50      18818.40     17930.60     31840.50    20392.40
                 19856.70      18714.90     17934.50     30967.50    20089.00
                 20456.30      19280.10     18007.10     32927.20    20528.80
                 21906.70      20647.10     19082.40     33596.50    21688.00
  12/31/99       24213.50      22821.20     21242.50     35575.30    24041.00
                 23625.10      22266.60     20901.30     33787.80    23488.10
                 25375.70      23916.60     24352.90     33148.30    26880.20
                 24317.50      22919.30     22747.30     36391.10    26468.80
                 23481.00      22130.80     21378.50     35296.30    25045.30
                 22985.60      21663.90     20132.50     34572.10    23843.60
                 23872.80      22500.10     21887.50     35424.40    25410.00
                 23970.70      22592.40     21183.30     34870.60    24762.90
                 25718.20      24239.30     22799.60     37036.50    26895.30
                 26147.60      24644.20     22129.50     35081.20    26020.30
                 25467.80      24003.40     21141.60     34932.90    25306.30
                 24128.20      22740.80     18971.40     32178.80    23079.20
  12/31/00       26620.60      25090.00     20600.70     32336.30    25067.00
                 27099.80      25541.60     21673.30     33483.60    25890.70
                 26403.30      24885.20     20251.20     30430.50    24223.50
                 25196.70      23747.90     19260.60     28502.70    22894.60
                 27411.50      25835.30     20767.30     30717.70    24916.50
                 28573.80      26930.80     21277.80     30923.50    25666.00
                 28948.10      27283.50     22012.50     30170.80    26030.40
                 28380.70      26748.80     20821.00     29873.80    25099.50
                 27248.30      25681.50     20148.50     28003.70    24277.10
                 23537.10      22183.70     17436.20     25742.30    21135.40
                 24544.50      23133.20     18456.60     26233.20    22228.20
                 26414.80      24895.90     19885.50     28245.50    24025.90
  12/31/01       28100.00      26484.30     21112.90     28492.90    25372.80
                 27816.20      26216.80     20893.30     28077.10    25057.80
                 27451.80      25873.30     20320.70     27535.60    24619.10
                 29455.80      27762.10     21953.90     28571.20    26321.20
                 29376.30      27687.10     22154.00     26839.00    26254.30
                 28477.30      26839.90     21170.70     26641.30    25484.80
                 27025.00      25471.10     20120.30     24743.40    24048.60
                 23803.60      22434.90     17081.50     22814.70    21178.70
                 23994.00      22614.40     17038.00     22964.50    21242.70
                 22556.80      21259.80     15814.40     20468.80    19559.70
                 23504.20      22152.70     16321.50     22270.30    20197.20
                 25020.20      23581.50     17778.10     23581.20    21846.10
  12/31/02       24214.60      22822.20     16788.20     22195.80    20857.70
                 23631.00      22272.20     16323.60     21614.40    20303.50
                 23252.90      21915.90     15830.30     21290.10    19815.60
                 23536.60      22183.20     16034.20     21496.80    20004.50
                 25572.50      24102.10     17554.50     23267.50    21787.30
                 27372.80      25798.90     19438.30     24493.40    23930.10
                 28210.40      26588.30     19790.10     24805.80    24387.30
                 29519.40      27822.00     21028.40     25243.20    25698.10
                 31051.40      29266.00     21992.50     25735.50    26887.30
                 30688.10      28923.60     21586.50     25462.20    26521.50
                 33183.10      31275.00     23399.30     26902.60    28617.10
                 34258.20      32288.30     24229.70     27139.30    29694.40
  12/31/03       35080.30      33063.00     24721.30     28562.70    30349.80


COLUMBIA ACORN FUND TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. International Game
Technology                                           2.8%
SLOT MACHINES & PROGRESSIVE JACKPOTS

2. XTO Energy                                        1.6%
NATURAL GAS PRODUCER

3. Expeditors International of Washington            1.0%
INTERNATIONAL FREIGHT FORWARDER

4. First Health Group                                1.0%
PPO NETWORK

5. Coach                                             1.0%
DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES

6. Novell                                            0.9%
SECURITY & IDENTITY MANAGEMENT SOFTWARE

7. ITT Educational Services                          0.9%
POSTSECONDARY DEGREE PROGRAMS

8. AmeriCredit                                       0.8%
AUTO LENDING

9. Chico's FAS                                       0.8%
WOMEN'S SPECIALTY RETAILER

10. TCF Financial                                    0.8%
GREAT LAKES BANK

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International*

     >In a Nutshell

Photo of P.ZACHARY EGAN

Photo of LOUIS J.MENDES III

Columbia Acorn International finished 2003 on a strong note. The Fund was up 17.11% (Class A shares, without sales charge) for the quarter, outperforming both the 15.97% gain of the Citigroup EMI Global ex-US Index and the 17.08% return of the MSCI EAFE Index. For the year, the Fund's return of 46.94% fell short of the Citigroup EMI Global ex-US return of 55.02% but beat the MSCI EAFE return of 38.59%. Stocks outside the Fund's core strategy, mainly stocks in the basic materials sector, soared during the year, dampening the Fund's return. Even though the Fund didn't beat the benchmark Citigroup EMI Global ex-US Index, the absolute return for the year is the third best in Columbia Acorn International's history.

     The best stocks in the quarter and year came from a variety of industries. ASE Test, a semiconductor packaging and testing company in Taiwan, rose 72% on a recovery in demand for semiconductors. For the year, the stock was up 271%. Improved sales drove home a 69% fourth quarter gain for South Korean auto parts maker Hyundai Mobis and an annual gain of 197%. Other winners included Global Bio-Chem Technology Group, a maker of corn starch and corn gluten headquartered in Hong Kong, up 64% in the quarter and 137% for the year; United Services Group, a temporary staffing service in the Netherlands, up 57% in the quarter and 114% for 2003; and Anglo Irish Bank, a niche middle-market bank in Ireland and the Fund's largest holding, up 48% in the fourth quarter and 125% for the year.

     A problem stock for the quarter was Zapf Creation, a toy manufacturer in Germany, down on weakness in its U.S. doll business. The company has made changes to its U.S. sales organization and plans to introduce new products in 2004. We believe these changes should help Zapf regain traction in the important U.S. market. The Fund's small position in Italian dairy producer Parmalat fell 55% in the quarter when it was revealed that a huge cash reserve on its books was falsified. The Fund minimized losses in the stock by halving the position when concerns first surfaced. Laggards for the year included Ireland's Waterford Wedgewood, down 51%. Its highly leveraged position hurt the stock in a year when luxury good purchases, particularly in the household goods sector, were subdued. The stock was also hurt by the weakened U.S. dollar. Singapore's Star Cruises also sank in the annual period, down 40%. The company's heavy reliance on Asian gambling cruises to support its large debt worried investors following the SARS outbreak and the expansion of gambling operations within Asia. We sold the Fund's position in the stock.

     We are pleased to introduce a new member to Columbia Wanger Asset Management's international analyst team. Kenneth Wooden joined the firm in early December to cover Japanese equities. Ken spent 17 years investing in Japan and is a welcome addition to the team.

     /s/ P. Zachary Egan          /s/ Louis J. Mendes III

     P. Zachary Egan              Louis J. Mendes III
     CO-PORTFOLIO MANAGER         CO-PORTFOLIO MANAGER

   Anglo Irish Bank
--------------------------------
                 Fills A Niche

Anglo Irish Bank is one of the only true niche banking franchises in Europe. Specializing in middle-market banking, Anglo Irish Bank provides corporate lending, commercial mortgages and structured finance arrangements to corporations, partnerships and high net worth clients in Ireland and the UK. A robust lending environment and strong asset quality helped boost the return 125% in 2003 for Columbia Acorn International. Trading at just 11.8-times 2004's earnings with a consistent 30% return on equity and above average earnings growth, we believe the stock price still has room to grow.

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

* LIBERTY ACORN INTERNATIONAL WAS RENAMED COLUMBIA ACORN INTERNATIONAL ON OCTOBER 13, 2003. ON SEPTEMBER 30, 2003, LEAH ZELL RELINQUISHED HER DAILY FIRM AND PORTFOLIO MANAGEMENT RESPONSIBILITIES. AT THAT TIME, CHUCK MCQUAID BECAME CHIEF INVESTMENT OFFICER OVERSEEING BOTH THE INTERNATIONAL AND DOMESTIC TEAMS. MS. ZELL REMAINS AFFILIATED WITH COLUMBIA WANGER ASSET MANAGEMENT, LP, ACTING IN AN ADVISORY CAPACITY.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: ASE TEST, 1.0%; HYUNDAI MOBIS, 1.1%; GLOBAL BIO-CHEM TECHNOLOGY GROUP, 1.3%; UNITED SERVICES GROUP, 0.9%; ANGLO IRISH BANK, 2.2%; ZAPF CREATION, 0.4%; PARMALAT, 0.0%; WATERFORD WEDGEWOOD, 0.0%; STAR CRUISES, 0.0%.


1-800-922-6769

Columbia Acorn International

     > At a Glance                                          Ticker Symbol: LAIAX

   PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
    RETURNS)

     >through December 31, 2003

                                   1 YEAR      5 YEARS       10 YEARS
                                   -------     -------       ---------
Returns before            NAV       46.94%       6.64%          7.26%
taxes                     POP       38.49        5.38           6.63
-----------------------------------------------------------------------
Returns after taxes       NAV       47.04        5.53           6.40
on distributions          POP       38.59        4.29           5.77
-----------------------------------------------------------------------
Returns after taxes       NAV       30.73        5.45           6.08
on distributions and      POP       25.22        4.35           5.51
sale of fund shares
-----------------------------------------------------------------------
Citigroup EMI Global                55.02        6.18           4.74
ex-US (pretax)

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

COLUMBIA ACORN INTERNATIONAL PORTFOLIO DIVERSIFICATION
     >as a % of net assets, as of December 31, 2003

(PIE CHART)

Consumer
Goods/Services                  23.3%
Finance                         10.8%
Health Care                      8.0%
Energy/Minerals                  5.8%
Information
Technology                      13.3%
Real Estate                      1.7%
Transportation                   3.5%
Other*                           5.9%
Industrials                     27.7%

*Other includes cash and other assets less liabilities of 4.5%.

   THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL

     >December 31, 1993 through December 31, 2003

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/23/1992, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares (newer class shares) for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The EMI Global ex-US is Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

TOTAL NET ASSETS: $1,678.3 MILLION

WITHOUT          CLASS A   CLASS B   CLASS C   CLASS Z
SALES CHARGE     $20,162   $19,756   $19,747   $20,499
-------------------------------------------------------
WITH
SALES CHARGE     $19,003   $19,756   $19,747    N/A


(MOUNTAIN CHART)

                                          COLUMBIA
                      COLUMBIA             ACORN
                       ACORN           INTERNATIONAL - A  CITIGROUP
                 INTERNATIONAL - A        WITH SALES      EMI GLOBAL
                       AT NAV               CHARGE           EX-US
                 -----------------     -----------------  ----------
     12/31/93         10000.00              9425.00        10000.00
                      10433.00              9833.10        11000.10
                      10395.40              9797.70        11077.00
                       9943.24              9371.50        10895.80
                      10011.90              9436.17        11221.70
                       9955.78              9383.32        11059.50
                       9754.67              9193.78        11290.20
                      10024.90              9448.45        11423.50
                      10339.70              9745.13        11553.50
                      10345.90              9750.98        11224.50
                      10364.50              9768.53        11414.20
                       9790.29              9227.35        10756.00
     12/31/94          9619.94              9066.80        10822.50
                       9184.16              8656.07        10372.10
                       9127.22              8602.40        10201.10
                       9291.51              8757.25        10593.10
                       9575.83              9025.22        10922.50
                       9727.13              9167.82        10782.60
                       9866.22              9298.92        10663.50
                      10403.00              9804.78        11261.00
                      10295.80              9703.79        10994.50
                      10555.20              9948.32        11068.50
                      10227.00              9638.93        10737.60
                      10081.80              9502.06        10830.00
     12/31/95         10480.00              9877.39        11237.10
                      10890.80             10264.60        11502.30
                      11219.70             10574.60        11636.60
                      11421.70             10764.90        11882.00
                      11788.30             11110.50        12494.70
                      12136.00             11438.20        12396.80
                      12293.80             11586.90        12391.00
                      11901.60             11217.30        11910.00
                      12073.00             11378.80        12028.10
                      12149.10             11450.50        12095.20
                      12269.40             11563.90        12018.20
                      12605.50             11880.70        12225.70
     12/31/96         12645.90             11918.80        11916.40
                      12949.40             12204.80        11744.90
                      13111.20             12357.40        11980.70
                      12917.20             12174.50        11831.80
                      12729.90             11997.90        11671.20
                      13284.90             12521.00        12359.40
                      13684.80             12897.90        12673.20
                      13775.10             12983.10        12550.90
                      13045.00             12295.00        12001.60
                      13592.90             12811.30        12193.50
                      12856.20             12117.00        11602.40
                      12719.90             11988.50        11064.80
     12/31/97         12670.30             11941.80        10834.60
                      12849.00             12110.10        11174.70
                      13882.00             13083.80        12019.70
                      14970.40             14109.60        12600.90
                      15280.30             14401.60        12702.80
                      15541.60             14647.90        12810.70
                      15269.60             14391.60        12359.30
                      15367.30             14483.70        12281.10
                      13408.00             12637.00        10667.20
                      12818.00             12081.00        10430.80
                      13246.10             12484.50        11149.50
                      13997.20             13192.40        11533.60
     12/31/98         14622.90             13782.10        11778.00
                      14960.70             14100.40        11695.90
                      14511.80             13677.40        11476.80
                      14793.40             13942.80        11974.00
                      15678.00             14776.50        12704.40
                      15776.80             14869.60        12392.10
                      17083.10             16100.80        12874.20
                      17691.30             16674.00        13289.50
                      18200.80             17154.20        13523.30
                      18504.70             17440.70        13461.90
                      19304.10             18194.10        13339.10
                      22195.90             20919.60        13818.90
     12/31/99         26208.90             24701.90        14759.50
                      26111.90             24610.50        14478.20
                      30310.70             28567.90        15035.20
                      29377.20             27688.00        15102.00
                      25957.70             24465.10        14110.30
                      24029.00             22647.30        13815.20
                      25211.20             23761.60        14654.40
                      24896.10             23464.60        14168.90
                      25456.20             23992.50        14574.50
                      24158.00             22768.90        13826.20
                      22360.60             21074.90        12989.60
                      20531.50             19351.00        12417.20
     12/31/00         20952.40             19747.70        12902.50
                      21893.20             20634.30        13142.80
                      20310.30             19142.50        12632.10
                      18350.40             17295.20        11653.70
                      19053.20             17957.60        12416.50
                      18921.70             17833.70        12391.60
                      17987.00             16952.70        11971.20
                      17262.10             16269.50        11620.10
                      16904.80             15932.80        11588.20
                      14593.90             13754.80        10079.50
                      15282.70             14404.00        10489.00
                      16134.00             15206.30        10920.20
     12/31/01         16429.20             15484.50        11010.20
                      16026.70             15105.20        10810.80
                      15972.20             15053.80        10991.70
                      16796.40             15830.60        11707.90
                      17342.30             16345.10        11951.70
                      17262.50             16269.90        12334.10
                      16554.70             15602.80        11853.10
                      14799.90             13948.90        10840.00
                      14558.70             13721.60        10775.00
                      13251.30             12489.40         9780.43
                      13313.60             12548.10        10001.50
                      13717.00             12928.30        10375.20
     12/31/02         13726.60             12937.30        10251.70
                      13386.20             12616.50        10079.50
                      13019.40             12270.80         9899.61
                      12822.80             12085.50         9803.18
                      13987.10             13182.90        10727.40
                      15134.10             14263.90        11641.80
                      15562.40             14667.50        12076.30
                      15895.40             14981.40        12506.40
                      16596.40             15642.10        13104.50
                      17225.40             16234.90        13703.60
                      18538.00             17472.00        14700.40
                      19032.90             17938.50        14968.00
     12/31/03         20162.00             19002.70        15892.20


COLUMBIA ACORN INTERNATIONAL TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Anglo Irish Bank (Ireland)                       2.2%
SMALL BUSINESS & MIDDLE MARKET BANKING

2. Rhoen-Klinikum (Germany)                         2.0%
HOSPITAL MANAGEMENT

3. Kerry Group (Ireland)                            1.5%
FOOD INGREDIENTS

4. Housing Development
Finance (India)                                     1.4%
MORTGAGE LOAN PROVIDER

5. Venture (Singapore)                              1.3%
ELECTRONIC CONTRACT MANUFACTURER

6. Global Bio-Chem
Technology Group (Hong Kong)                        1.3%
CORN-BASED BIOCHEMICAL PRODUCTS

7. Grafton Group (Ireland)                          1.3%
BUILDERS, WHOLESALERS & DIY RETAILING

8. Corus Entertainment                              1.3%
(Canada)
TV PROGRAMMING & RADIO STATIONS

9. Talisman Energy (Canada)                         1.2%
OIL & GAS PRODUCER

10. Hunter Douglas (Netherlands)                    1.2%
DECORATIVE WINDOW COVERINGS

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA*
     >In a Nutshell

Photo OF Robert A. Mohn

Columbia Acorn USA finished 2003 up 46.26% (Class A shares, without sales charge), performing in line with the Russell 2000's 47.25% gain. During the fourth quarter, the Fund gained 13.40% vs. a 14.52% gain for the benchmark. Small caps dominated large caps in 2003. The S&P 500, up 28.69%, had a good year but did not come close to reaching small-cap returns.

     Technology stocks continued to lead the rally. In Columbia Acorn USA, Novell and Micros Systems were among the top five moneymakers in the Fund for the year and the quarter. Novell, up 97% for the quarter and 215% for the year, is highlighted in the box below. Micros had a 93% annual gain and 27% rise in the quarter. After years of waiting, hotels are finally starting to upgrade their computer systems. Micros has been benefiting from this initiative with revenue growth in its hotel and restaurant integration software up nearly 20%. In the financial sector, AmeriCredit and World Acceptance posted top gains. Auto lender AmeriCredit was up 104% for the year and 55% in the fourth quarter. Credit loss reports showed that for the first time in 27 months AmeriCredit had a year-over-year drop in losses in November. Personal lender World Acceptance increased 162% in the year and 47% in the quarter largely due to the strengthening economy. Freight forwarder Hub Group also bounced back with the economy, up an impressive 349% for the year and 98% for the quarter. Aspect Communications was another big percentage winner, up 310% for the year and 89% in the quarter. See Page 6 for more on this stock.

     The notable poor performer was First Health Group, down 20% in the year and 26% in the quarter. First Health's competition aggressively lowered prices during the year. Home health care service provider Lincare Holdings also fell as the government moved to cut oxygen reimbursement rates, a major source of revenue for Lincare Holdings. Disappointing sales marked down stock prices for retailers Gadzooks and Abercrombie & Fitch in the quarter and for the year.

     What a difference a year makes. Last year, all areas of the market - small, mid, large - ended the year down in double digits. This year, small-cap gains neared 50%, mid caps cleared 35% and large caps came in at about 30% (See Page 3 for index returns). So, what's next? Small caps did so well in 2003 that there is some concern that they are getting overpriced. We still believe that small caps are in for a very long period of outperformance. As for valuations, we have a list of stocks that we believe are attractive to buy at current levels. Today that list is smaller than it was six months ago but we believe there continue to be small-cap stocks to buy at good prices.

   /s/ Robert A. Mohn

   Robert A. Mohn
   LEAD PORTFOLIO MANAGER


Novell Competes
-----------------
Novell, the leading provider of network printer, directory, and file services, is up against a formidable competitor, Microsoft. But Novell isn't backing down. The company has invested capital and leveraged existing knowledge to go after new markets. Security Identity Management and Linux are two fast-growing markets in which Novell has been building a name for itself. Columbia Wanger Asset Management's technology analyst Ben Andrews purchased Novell under the assumption that at least one of these markets would drive Novell's revenue and earnings over the next one to two years. Wall Street has become aware of Novell's push into Linux and has doubled the price of its shares. Novell's bottom line pay out has yet to come, but we believe it is on the right track.


SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

* LIBERTY ACORN USA WAS RENAMED COLUMBIA ACORN USA ON OCTOBER 13, 2003.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: NOVELL, 2.0%; MICROS SYSTEMS, 3.3%; AMERICREDIT, 2.5%; WORLD ACCEPTANCE, 1.5%; HUB GROUP, 1.1%; ASPECT COMMUNICATIONS, 0.2%; FIRST HEALTH GROUP, 2.1%; LINCARE HOLDINGS, 1.1%; GADZOOKS, 0.1%; ABERCROMBIE & FITCH, 0.5%.


1-800-922-6769

Columbia Acorn USA
     >At a Glance                                           Ticker Symbol: LAUAX

   PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
    RETURNS)

     >through December 31, 2003
                                                           LIFE OF
                                   1 YEAR     5 YEARS       FUND
                                   ------      ------      ------
Returns before             NAV     46.26%      9.47%       13.71%
taxes                      POP     37.85       8.18        12.80
-------------------------------------------------------------------
Returns after taxes        NAV     46.26       8.96        12.95
on distributions           POP     37.85       7.68        12.04
-------------------------------------------------------------------
Returns after taxes        NAV     30.07       8.02        11.80
on distributions and       POP     24.60       6.88        10.96
-------------------------------------------------------------------
sale of fund shares
-------------------------------------------------------------------
Russell 2000 (pretax)              47.25       7.13        8.63

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

COLUMBIA ACORN USA PORTFOLIO DIVERSIFICATION
     >as a % of net assets, as of December 31, 2003

(PIE CHART)

Health Care                             14.6%
Consumer
Goods/Services                          14.2%
Other*                                   7.5%
Finance                                 10.5%
Energy/Minerals                          7.7%
Industrial
Goods/Services                           6.8%
Information                             38.7%
   Software/Services                    20.7%
   Telecommunications                    8.0%
   Media                                 3.4%
   Computer Related Hardware             6.6%

*Other includes cash and other assets less liabilities of 6.6%.

   THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN USA
     >September 4, 1996 through December 31, 2003

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/4/1996, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares (newer class shares) for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

TOTAL NET ASSETS: $693.3 MILLION

WITHOUT          CLASS A   CLASS B   CLASS C   CLASS Z
SALES CHARGE     $25,636   $25,138   $25,138   $26,107
------------------------------------------------------
WITH
SALES CHARGE     $24,162   $25,138   $25,138    N/A

(MOUNTAIN CHART)

                                     COLUMBIA
                  COLUMBIA        ACORN USA - A
                ACORN USA - A        WITH SALES    RUSSELL
                    AT NAV            CHARGE         2000
                -------------     -------------    --------
     09/04/96      10000.00           9425.00      10000.00
     09/30/96      10720.00          10103.60      10359.90
                   10810.00          10188.50      10200.20
                   11259.80          10612.30      10620.50
     12/31/96      11649.30          10979.50      10898.90
                   12209.70          11507.60      11116.70
                   11919.10          11233.70      10847.10
     03/31/97      11479.30          10819.20      10335.30
                   11419.60          10762.90      10364.10
                   12509.00          11789.70      11517.10
     06/30/97      13318.30          12552.50      12010.70
                   13998.90          13194.00      12569.60
                   14348.90          13523.80      12857.20
     09/30/97      15338.90          14457.00      13798.30
                   15139.50          14269.00      13192.10
                   15169.80          14297.50      13106.80
     12/31/97      15412.50          14526.30      13336.20
                   15076.50          14209.60      13125.70
                   16320.40          15381.90      14096.30
     03/31/98      17400.80          16400.20      14677.70
                   17992.40          16957.80      14758.80
                   17227.70          16237.10      13964.00
     06/30/98      17525.80          16518.00      13993.40
                   16593.40          15639.30      12860.50
                   13936.80          13135.40      10363.30
     09/30/98      14152.80          13339.00      11174.30
                   14655.20          13812.50      11630.10
                   15404.10          14518.40      12239.40
     12/31/98      16306.80          15369.10      12996.70
                   15778.40          14871.20      13169.40
                   14896.40          14039.90      12102.80
     03/31/99      15017.10          14153.60      12291.70
                   16096.80          15171.20      13393.20
                   16735.90          15773.50      13588.80
     06/30/99      17651.30          16636.40      14203.30
                   18048.50          17010.70      13813.60
                   16823.00          15855.70      13302.30
     09/30/99      16866.70          15896.90      13305.20
                   17860.20          16833.20      13359.10
                   18810.30          17728.70      14156.80
     12/31/99      20059.30          18905.90      15759.40
                   19054.40          17958.70      15506.30
                   19868.00          18725.60      18066.90
     03/31/00      19820.30          18680.60      16875.80
                   17568.70          16558.50      15860.30
                   16526.90          15576.60      14935.90
     06/30/00      16834.30          15866.30      16237.90
                   16748.40          15785.40      15715.40
                   17765.10          16743.60      16914.50
     09/30/00      17642.50          16628.00      16417.40
                   17642.50          16628.00      15684.50
                   16613.90          15658.60      14074.50
     12/31/00      18230.50          17182.20      15283.30
                   19382.60          18268.10      16079.00
                   19320.60          18209.70      15023.90
     03/31/01      18866.60          17781.70      14289.00
                   21145.70          19929.80      15406.90
                   22321.30          21037.90      15785.60
     06/30/01      22933.00          21614.30      16330.60
                   23164.60          21832.60      15446.70
                   22516.00          21221.30      14947.80
     09/30/01      19257.90          18150.60      12935.60
                   19306.00          18196.00      13692.60
                   20433.50          19258.60      14752.60
     12/31/01      21628.90          20385.20      15663.20
                   21875.50          20617.60      15500.30
                   21120.80          19906.30      15075.50
     03/31/02      22911.80          21594.40      16287.10
                   23246.30          21909.60      16435.60
                   21923.60          20663.00      15706.10
     06/30/02      20601.60          19417.00      14926.80
                   17783.30          16760.80      12672.40
                   17511.20          16504.30      12640.10
     09/30/02      16201.40          15269.80      11732.40
                   16967.70          15992.10      12108.60
                   18438.80          17378.60      13189.20
     12/31/02      17524.20          16516.60      12454.80
                   17252.60          16260.60      12110.10
                   17005.90          16028.10      11744.20
     03/31/03      17043.30          16063.30      11895.40
                   18711.80          17635.90      13023.30
                   20652.30          19464.80      14420.90
     06/30/03      20974.50          19768.40      14681.90
                   21951.90          20689.60      15600.50
                   23150.40          21819.30      16315.80
     09/30/03      22606.40          21306.50      16014.60
                   24916.80          23484.00      17359.50
                   25447.50          23984.30      17975.50
     12/31/03      25636.10          24162.00      18340.20

COLUMBIA ACORN USA TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Micros Systems                                   3.3%
INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

2. ITT Educational Services                         2.6%
POSTSECONDARY DEGREE PROGRAMS

3. AmeriCredit                                      2.5%
AUTO LENDING

4. Edwards Lifesciences                             2.5%
HEART VALVES

5. Western Wireless                                 2.5%
RURAL CELLULAR PHONE SERVICES

6. JDA Software                                     2.3%
APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS

7. First Health Group                               2.1%
PPO NETWORK

8. Novell                                           2.0%
SECURITY & IDENTITY MANAGEMENT SOFTWARE

9. Commonwealth Telephone                           2.0%
RURAL PHONE FRANCHISES & CLEC

10. HCC Insurance Holdings                          2.0%
AVIATION INSURANCE

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International Select*
     >In a Nutshell

Photo of Todd M. Narter

Photo of Christopher J. Olson

After three years of posting dreary results, the international markets rose sharply in 2003. Columbia Acorn International Select finished the year up 41.11% (Class A shares, without sales charge) vs. a 49.65% gain for the benchmark Citigroup World ex-US Cap Range $2-10B Index and a 38.59% return for the large-cap MSCI EAFE Index. In the fourth quarter, the Fund gained 16.91%, outperforming the benchmark return of 15.81% and nearing the MSCI EAFE gain of 17.08%. Market interest in Japan and in more speculative stocks in general cooled in the fourth quarter, benefiting the Fund's relative return. But the Fund's more conservative stance toward Japan and higher-risk stocks dampened annual performance. Still, an annual return of nearly 42%, achieved without speculative maneuvering, should delight most shareholders.

     For the quarter, three of the four biggest winners in the Fund were banks offering niche services. Anglo Irish Bank, the Fund's largest holding, finished up 48% in the quarter. The corporate lending environment in the United Kingdom remains robust and Anglo Irish Bank continued to benefit. For the year, shares were up over 125%. Another winner in Columbia Acorn International Select was Den Norske Bank, a full-service commercial bank in Norway. Shares finished up 39% in the quarter and up 52% for the year. Ireland's Depfa Bank, a provider of public-sector financing, finished the quarter up 31%. For the year, shares were up 156%.

     The Fund's worst stocks for the quarter included Parmalat, the big dairy producer in Italy. Shares fell 55% when it was revealed that a huge cash reserve on its books was falsified. We limited the Fund's downside risk early on by halving its position in the stock when concerns first surfaced, selling those shares for a slight gain. We sold out of the Fund's remaining position shortly before the company went bankrupt. Another stock dragging down performance this quarter was Terumo, a maker of pharmaceuticals and medical supplies in Japan. Continued cuts in drug reimbursements and a steady decline in the number of new drugs coming to market slowed growth in pharmaceutical sales. The share price fell 3% during the quarter and we sold the Fund's position in the stock.


   /s/ Todd M. Narter          /s/ Christopher J. Olson

   Todd M. Narter              Christopher J. Olson
   CO-PORTFOLIO MANAGER        CO-PORTFOLIO MANAGER


   More Than The Name
-------------------------
                 You Know

The Swatch brand name conjures up an image of a colorful, plastic watch that was a must-have for trendy teens in the '80s. While the Swatch watch continues to attract buyers, the earnings growth for this Swiss watchmaker is coming from its higher-end brands Omega and Brequet. Demand for the pricier lines is increasing in China and in the rest of the Asia Pacific region. We added the stock to Columbia Acorn International Select because we believe Swatch has a solid brand and is a low cost producer. Valuations are also good. After appreciating 27% in the quarter, the shares still sell at a discount to its peers.

MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

* LIBERTY ACORN FOREIGN FORTY WAS RENAMED COLUMBIA ACORN INTERNATIONAL SELECT ON OCTOBER 13, 2003.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: ANGLO IRISH BANK, 5.8%; DEN NORSKE BANK, 3.2%; DEPFA BANK, 2.5%; PARMALAT, 0.0%; TERUMO, 0.0%; SWATCH GROUP, 2.5%.


1-800-922-6769

Columbia Acorn International Select
     >At a Glance                                           Ticker Symbol: LAFAX

   PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
    RETURNS)

     >through December 31, 2003
                                                          LIFE OF
                                   1 YEAR     5 YEARS      FUND
                                   ------     -------     ------
Returns before             NAV     41.11%      5.94%       7.80%
taxes                      POP     33.00       4.69        6.56
----------------------------------------------------------------
Returns after taxes        NAV     41.30       5.86        7.72
on distributions           POP     33.17       4.61        6.48
----------------------------------------------------------------
Returns after taxes        NAV     26.90       5.10        6.75
on distributions and       POP     21.62       4.01        5.65
sale of fund shares
----------------------------------------------------------------
Citigroup World                    49.65       5.92        6.48
ex-US Cap Range
$2-$10B (pretax)

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).


COLUMBIA ACORN INTERNATIONAL SELECT PORTFOLIO DIVERSIFICATION

     >as a % of net assets, as of December 31, 2003

(PIE CHART)

Consumer
Goods/Services                21.6%
Industrial
Goods/Services                19.1%
Other*                         8.4%
Health Care                   11.4%
Finance                       17.0%
Energy/Minerals                6.7%
Information Technology        15.8%

*Other includes cash and other assets less liabilities of 4.8%.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL SELECT
     >November 23, 1998 through December 31, 2003

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/1998, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares (newer class shares) for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Citigroup World ex-US Cap Range $2-$10B is a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

TOTAL NET ASSETS: $43.4 MILLION

                 CLASS A   CLASS B   CLASS C   CLASS Z
WITHOUT
SALES CHARGE     $14,677   $14,343   $14,363   $14,820
------------------------------------------------------
WITH
SALES CHARGE     $13,833   $14,243   $14,363    N/A

(MOUNTAIN CHART)

                                   COLUMBIA
                  COLUMBIA           ACORN
                    ACORN        INTERNATIONAL    CITIGROUP
                INTERNATIONAL      SELECT - A     WORLD EX-US
                  SELECT - A       WITH SALES      CAP RANGE
                    AT NAV           CHARGE        $2-$10B
                -------------    -------------    ----------
     11/23/98      10000.00          9425.00       10000.00
                   10140.00          9556.95       10045.10
     12/31/98      10999.90         10367.40       10338.80
                   11789.70         11111.80       10309.80
                   11589.20         10922.90       10051.80
     03/31/99      11978.60         11289.90       10449.20
                   12238.60         11534.90       11032.40
                   12168.80         11469.10       10566.60
     06/30/99      13108.20         12354.50       10952.70
                   13509.40         12732.60       11362.00
                   13770.10         12978.30       11489.60
     09/30/99      13620.00         12836.90       11529.70
                   14130.70         13318.20       11535.10
                   16996.50         16019.20       11864.40
     12/31/99      19972.50         18824.10       12771.70
                   19661.00         18530.50       12154.30
                   24240.00         22846.20       12310.70
     03/31/00      23088.60         21761.00       12679.70
                   21255.40         20033.20       12171.70
                   18919.40         17831.50       11975.80
     06/30/00      19848.30         18707.10       12610.80
                   19465.30         18346.00       12203.10
                   20263.30         19098.20       12586.30
     09/30/00      19234.00         18128.00       12168.00
                   18487.70         17424.70       11791.00
                   16126.80         15199.50       11439.80
     12/31/00      17307.30         16312.10       11998.20
                   17862.90         16835.80       11938.60
                   15814.00         14904.70       11505.00
     03/31/01      13694.90         12907.50       10607.50
                   14411.20         13582.50       11390.60
                   14370.80         13544.50       11293.20
     06/30/01      13761.50         12970.20       10999.40
                   13040.40         12290.60       10723.40
                   12766.50         12032.50       10626.20
     09/30/01      10612.80         10002.60        9391.94
                   11283.50         10634.80        9769.16
                   11903.00         11218.60       10118.30
     12/31/01      12258.90         11554.00       10140.20
                   11628.80         10960.20        9840.78
                   11486.90         10826.40        9990.63
     03/31/02      11893.60         11209.70       10562.20
                   12258.70         11553.80       10755.60
                   12380.10         11668.20       11097.30
     06/30/02      11993.80         11304.20       10712.10
                   10704.50         10089.00        9752.72
                   10897.20         10270.60        9729.61
     09/30/02      10104.90          9523.90        8859.06
                   10084.70          9504.86        9017.25
                   10328.80          9734.87        9476.41
     12/31/02      10400.00          9802.04        9209.34
                    9892.52          9323.70        8978.22
                    9476.05          8931.18        8810.27
     03/31/03       9557.54          9007.98        8659.79
                   10451.20          9850.23        9425.05
                   11355.20         10702.30       10100.90
     06/30/03      11426.70         10769.70       10389.10
                   11609.60         10942.00       10806.10
                   12107.60         11411.40       11429.10
     09/30/03      12554.40         11832.50       11900.10
                   13488.40         12712.90       12818.90
                   13773.00         12981.10       12926.80
     12/31/03      14677.50         13833.50       13781.40

COLUMBIA ACORN INTERNATIONAL SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Anglo Irish Bank (Ireland)                  5.8%
SMALL BUSINESS & MIDDLE MARKET BANKING

2. Kerry Group (Ireland)                       3.9%
FOOD INGREDIENTS

3. Rhoen-Klinikum (Germany)                    3.9%
HOSPITAL MANAGEMENT

4. BG Group (United Kingdom)                   3.5%
OIL & GAS PRODUCER

5. Den Norske Bank (Norway)                    3.2%
LARGEST NORWEGIAN BANK

6. Talisman Energy (Canada)                    3.1%
OIL & GAS PRODUCER

7. Neopost (France)                            2.9%
POSTAGE METER MACHINES

8. Compass Group (United Kingdom)              2.9%
INTERNATIONAL CONCESSION & CONTRACT CATERING

9. Lion Nathan (Australia)                     2.7%
AUSTRALIAN BEER BREWER/DISTRIBUTOR

10. Grafton Group (Ireland)                    2.7%
BUILDERS, WHOLESALERS & DIY RETAILING

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn Select*
     >In a Nutshell

Photo of John H. Park

Columbia Acorn Select returned 4.81% (Class A shares, without sales charge) during the fourth quarter, behind the benchmark S&P MidCap 400's 13.19% return and the S&P 500's 12.18% gain. For 2003, the Fund was up 29.95%, trailing the S&P MidCap 400's 35.62% return but beating the S&P 500's 28.69% gain. While we are pleased with the Fund's absolute result, we are disappointed that Columbia Acorn Select underperformed since it was leading its primary benchmark through the first three quarters of the year.

     Electronic Arts gained 97% in 2003, as sales and earnings consistently beat expectations. Guidant, the Fund's largest position, returned 92% as investors came to appreciate the company's fast growing defibrillator business as well as its potential growth making drug-eluting stents. (A stent is a little wire-mesh tube that keeps an artery open after an angioplasty procedure.)

     On the downside, First Health Group, one of the Fund's biggest positions, fell 20% for the year as the company lowered its sales and earnings for 2004 due to increased competition in the managed-care industry. While obviously disappointed, we believe the long-term outlook remains sound and we have added to the Fund's position.

     Most other losses for the year were relatively small in position size or percentages. In fact, all losses combined contributed to just a 3.16% drop for the Fund in 2003. Perhaps our biggest detractor was the conservative nature of Columbia Acorn Select; only five of the Fund's stocks were up 70% or more. While the market has rewarded the Fund's more conservative stance in the past, highly speculative stocks had the most impressive gains in 2003 and Columbia Acorn Select did not keep pace. Furthermore, as the market has bounced back, we have seen few opportunities to buy such stocks at prices that fairly compensate us for the risks incurred.

     I am justifiably proud of the terrific efforts put forth by our investment team in 2003. My thanks to Ralph Wanger, Chuck McQuaid, Rob Mohn, Ben Andrews, Susie Hultquist, Harold Lichtenstein, Grant McKay, Rob Chalupnik, Todd Griesbach, David Frank, and John Emerson for their invaluable contributions. I am also grateful to Shelley Maish and Mike Olah for providing Herculean efforts in trading throughout the year. Finally, thank you for your continued support as a Columbia Acorn Select shareholder.

   /s/ John H. Park

   John H. Park
   LEAD PORTFOLIO MANAGER

   Weight Watchers --
----------------------------------------
            A Winning Loser

The first question you ask a successful dieter is, "How did you lose the weight?" This marketing has contributed to Weight Watchers' unique business model by which its customers actually perpetuate the success of the business. With over 40 years in the business, the Weight Watchers' brand has become synonymous with healthy weight loss. Demand is more robust than ever with obesity rates at an all time high both domestically and in international markets. The company generates significant free cash flow due to fat profit margins and slim capital expenditure requirements, which it has been using to acquire franchises, pay down debt and repurchase stock -- all accretive to earnings. The stock has been under pressure recently as attendance growth has moderated due to the current popularity of the Atkins/high protein diet. History has shown us though that diet fads come and go, similar to excess weight, and we believe the sensibility of the Weight Watchers' program is one that dieters will return to, as will investors to the stock.

COLUMBIA ACORN SELECT IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

*  LIBERTY ACORN TWENTY WAS RENAMED COLUMBIA ACORN SELECT ON OCTOBER 13, 2003.

AS OF 12/31/03, THE FUND'S POSITIONS AS A % OF NET ASSETS IN THE HOLDINGS MENTIONED WERE: ELECTRONIC ARTS, 3.9%; GUIDANT, 8.9%; FIRST HEALTH GROUP, 7.1%; WEIGHT WATCHERS, 3.1%.


1-800-922-6769

Columbia Acorn Select
     >At a Glance                                          Ticker Symbol: LTFAX

   PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
    RETURNS)

     >through December 31, 2003

                                                           LIFE OF
                                   1 YEAR     5 YEARS       FUND
                                   ------     -------      -------
Returns before             NAV     29.95%      13.14%      14.37%
taxes                      POP     22.47       11.80       13.05
------------------------------------------------------------------
Returns after taxes        NAV     29.81       12.57       13.81
on distributions           POP     22.35       11.25       12.50
------------------------------------------------------------------
Returns after taxes        NAV     19.56       11.21       12.33
on distributions and       POP     14.70       10.02       11.15
sale of fund shares
------------------------------------------------------------------
S&P MidCap                         35.62        9.21       11.28
400 (pretax)

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).


COLUMBIA ACORN SELECT PORTFOLIO DIVERSIFICATION as a % of net assets, as of December 31, 2003

(PIE CHART)

Information                                    27.3%
Health Care                                    20.2%
Finance                                        13.5%
Industrial Good/Service                         3.7%
Other*                                          6.9%
Consumer
Goods/Services                                 28.4%

*Cash and other assets less liabilities.

   THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN SELECT

     >November 23, 1998 through December 31, 2003

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/1998, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares (newer class shares) for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

TOTAL NET ASSETS: $740.6 MILLION

WITHOUT          CLASS A   CLASS B   CLASS C   CLASS Z
SALES CHARGE     $19,852   $19,446   $19,447   $20,111
------------------------------------------------------
WITH
SALES CHARGE     $18,710   $19,346   $19,447     N/A

(MOUNTAIN CHART)

                                 COLUMBIA
                   COLUMBIA        ACORN
                    ACORN        SELECT - A
                  SELECT - A     WITH SALES       S&P
                    AT NAV        CHARGE       MIDCAP 400
                  ----------    -----------    ----------
     11/23/98      10000.00        9425.00      10000.00
     11/30/98      10030.00        9453.28       9911.29
     12/31/98      10710.00       10094.20      11108.90
                   11000.30       10367.80      10676.20
                   10709.90       10094.00      10117.20
     03/31/99      11479.90       10819.80      10399.90
                   12709.40       11978.60      11220.20
                   12729.70       11997.80      11268.80
     06/30/99      13040.40       12290.50      11872.20
                   13190.30       12431.90      11619.90
                   12059.90       11366.50      11221.70
     09/30/99      12109.40       11413.10      10875.10
                   12969.10       12223.40      11429.30
                   13249.20       12487.40      12029.20
     12/31/99      13846.80       13050.60      12744.10
                   13472.90       12698.20      12385.20
                   13553.80       12774.40      13252.00
     03/31/00      14170.50       13355.60      14361.10
                   13463.40       12689.20      13859.60
                   13099.80       12346.60      13686.70
     06/30/00      14319.40       13496.10      13887.70
                   13931.40       13130.30      14107.10
                   15431.80       14544.50      15682.20
     09/30/00      15799.10       14890.60      15574.80
                   15928.60       15012.70      15046.70
                   14382.00       13555.00      13910.90
     12/31/00      15454.80       14566.20      14975.10
                   15903.00       14988.60      15308.60
                   14972.70       14111.80      14435.00
     03/31/01      14381.30       13554.40      13361.80
                   15421.00       14534.30      14835.80
                   16263.00       15327.90      15181.30
     06/30/01      15989.80       15070.40      15120.00
                   15836.30       14925.70      14894.80
                   15092.00       14224.20      14407.60
     09/30/01      14162.30       13348.00      12615.50
                   14458.30       13627.00      13173.50
                   15957.70       15040.10      14153.50
     12/31/01      16637.50       15680.80      14884.70
                   16308.00       15370.30      14807.30
                   15957.40       15039.90      14825.60
     03/31/02      16506.30       15557.20      15885.40
                   15606.80       14709.40      15811.10
                   16045.30       15122.70      15544.40
     06/30/02      15770.90       14864.10      14406.70
                   14772.60       13923.20      13011.20
                   15124.20       14254.60      13076.60
     09/30/02      14422.50       13593.20      12023.10
                   15212.80       14338.10      12544.10
                   15968.90       15050.70      13269.80
     12/31/02      15277.40       14399.00      12724.50
                   15211.70       14337.10      12352.70
                   15233.00       14357.10      12058.50
     03/31/03      15540.70       14647.10      12160.10
                   16429.70       15485.00      13043.00
                   17307.00       16311.90      14123.90
     06/30/03      17757.00       16736.00      14303.90
                   18602.20       17532.60      14811.50
                   19370.50       18256.70      15483.30
     09/30/03      18942.40       17853.20      15246.30
                   19633.80       18504.90      16399.10
                   19480.70       18360.50      16970.50
     12/31/03      19851.70       18710.30      17256.80

COLUMBIA ACORN SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Guidant                                             8.9%
STENTS, DEFIBRILLATORS & OTHER CARDIAC MEDICAL DEVICES

2. First Health Group                                  7.1%
PPO NETWORK

3. Interpublic Group                                   5.3%
ADVERTISING

4. Synopsys                                            5.1%
SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS

5. PeopleSoft                                          4.5%
HR, ERP, CRM & SUPPLY CHAIN SOFTWARE

6. TCF Financial                                       4.5%
GREAT LAKES BANK

7. Harley-Davidson                                     4.0%
MOTORCYCLES & RELATED MERCHANDISE

8. Electronic Arts                                     3.9%
ENTERTAINMENT SOFTWARE

9. Moody's                                             3.8%
RATING SERVICE FOR CREDIT OBLIGATIONS

10. Herman Miller                                      3.8%
OFFICE FURNITURE

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat Fund
     In a Nutshell

Photo of Ralph Wanger

Photo of Charles P. McQuaid

Photo of Harvey Hirchhorn

The Columbia Thermostat Fund completed its first full year of operations in 2003. The Fund rebalances between five stock funds and three bond funds according to a simple mechanical rule, quite like the way your home thermostat keeps the room temperature steady. The logical construction of the Fund appealed to many people, so assets at year-end were nearly $128 million, what we believe to be a very good number for a start-up fund.

     Investment performance for the Fund was satisfactory, up 7.20% (Class A shares, without sales charge) in the fourth quarter and 19.43% for the year

Equities
                                FOURTH
                                QUARTER        1-YEAR
                  WEIGHTING  TOTAL RETURN   TOTAL RETURN
FUND              IN SECTOR     2003             2003
---------------------------------------------------------
Columbia             20%        14.45%          45.68%
Acorn Fund
---------------------------------------------------------
Columbia             15%         4.97%          30.61%
Acorn Select
---------------------------------------------------------
Columbia Growth      25%         9.42%          26.47%
Stock Fund
---------------------------------------------------------
Columbia Growth      25%        11.77%          19.51%
& Income Fund
---------------------------------------------------------
Columbia Mid Cap     15%        13.90%          27.82%
Value Fund
---------------------------------------------------------
WEIGHTED AVERAGE    100%        11.02%          29.40%
---------------------------------------------------------


Fixed Income
                               FOURTH          1-YEAR
                               QUARTER
                  WEIGHTI    TOTAL RETURN   TOTAL RETURN
FUND              IN SECTOR     2003             2003
---------------------------------------------------------
Columbia Federal     30%         0.11%           2.26%
Securities Fund
---------------------------------------------------------
Columbia             50%         1.46%           9.50%
Intermediate
Bond Fund
---------------------------------------------------------
Columbia High
Yield Fund           20%         2.89%          11.49%
---------------------------------------------------------
WEIGHTED AVERAGE     100%        1.34%           7.73%
---------------------------------------------------------



Columbia Thermostat Fund
Rebalancing in 2003
---------------------------------------------------------
Stock/Fixed Income
allocation 01/01/03:     70% stock, 30% fixed income

Stock/Fixed Income
allocation 12/31/03:     50% stock, 50% fixed income

                          FOURTH QUARTER  1-YEAR
                               2003        2003
-------------------------------------------------
Times stocks increased           0          3
-------------------------------------------------
Times stocks decreased           3          9
-------------------------------------------------
TOTAL                            3          12


(see Page 3 for index comparisons). By construction, the Fund should be expected to have a return somewhere between the stock market and the bond market, and it did. The Fund's equity portfolio had a 29.40% return for the year, and the fixed income piece was up 7.73%. Thermostat's equity funds were 50% in small-cap, mid-cap and value funds, which was an overweighting in these categories vs. the entire market; this was a good idea in 2003, as these funds outperformed the large-company index as measured by the S&P 500 Index.

     The Fund's rebalancing system added some moderate value, but as the year unfolded, a high equity weighting throughout the year would have worked out better. The Thermostat system is likely to produce its best results in a market with lots of up-and-down moves. In 2003, the last 10 months of the year featured a steady uptrend for stocks, so shareholders would have done better by having all their money in an equity fund such as Columbia Acorn Fund. Of course, one cannot know that at the beginning of the year, which is why Columbia Thermostat makes sense for conservative investors.

   /s/ Ralph Wanger              /s/ Charles P. McQuaid

   Ralph Wanger                  Charles P. McQuaid
   CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER


   /s/ Harvey Hirchhorn

   Harvey Hirchhorn
   CO-PORTFOLIO MANAGER

THE VALUE OF AN INVESTMENT IN THE FUND IS BASED PRIMARILY ON THE
PERFORMANCE OF THE UNDERLYING PORTFOLIO FUNDS AND THE ALLOCATION OF THE FUND'S ASSETS AMONG THEM. AN INVESTMENT IN THE UNDERLYING FUNDS MAY PRESENT CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS THAT OCCUR IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS; AND A GREATER DEGREE OF SOCIAL, POLITICAL AND ECONOMIC VOLATILITY ASSOCIATED WITH INTERNATIONAL INVESTING. INVESTING IN SMALL-AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. CHANGES IN INTEREST RATES AND CHANGES IN THE FINANCIAL STRENGTH OF ISSUERS OF LOWER-RATED BONDS MAY ALSO AFFECT UNDERLYING FUND PERFORMANCE. THE FUND IS ALSO SUBJECT TO THE RISK THAT THE INVESTMENT ADVISER'S DECISIONS REGARDING ASSET CLASSES AND PORTFOLIO FUNDS WILL NOT ANTICIPATE MARKET TRENDS SUCCESSFULLY, RESULTING IN A FAILURE TO PRESERVE CAPITAL OR LOWER TOTAL RETURN. IN ADDITION, THE FUND MAY BUY AND SELL SHARES OF THE PORTFOLIO FUNDS FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITY. THIS IS NOT AN OFFER OF THE SHARES OF ANY OTHER MUTUAL FUND MENTIONED HEREIN.


1-800-922-6769

Columbia Thermostat Fund
     >At a Glance                                         Ticker Symbol: COTZX

   PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
    RETURNS)

     >through December 31, 2003

                                                     LIFE OF
                                     1 YEAR           FUND
                                     ------          -------
Returns before taxes       NAV       19.43%          18.73%
                           POP       12.57           13.31
------------------------------------------------------------
Returns after taxes        NAV       19.06           18.44
on distributions           POP       12.21           13.08
------------------------------------------------------------
Returns after taxes        NAV       12.70           15.83
on distributions and       POP        8.23           11.21
sale of fund shares
------------------------------------------------------------
S&P 500 (pretax)                     28.69           29.59
------------------------------------------------------------
Lehman U.S. Credit
Intermediate Bond                     6.91            7.95
Index (pretax)
------------------------------------------------------------
Lehman U.S. Govt.
Intermediate Bond                     2.29            2.89
Index (pretax)
------------------------------------------------------------
Lipper Flexible Portfolio             23.03          23.09
Funds Index (pretax)

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

COLUMBIA THERMOSTAT FUND PORTFOLIO WEIGHTINGS as a % of assets in each investment category, as of December 31, 2003

(PIE CHART)

STOCK MUTUAL FUNDS                        BOND MUTUAL FUNDS

Columbia                                  Columbia
Acorn Fund               20%              Federal
                                          Securities
                                          Fund                         30%
Columbia
Acorn Select             15%              Columbia
                                          Intermediate
Columbia                                  Bond Fund                    50%
Growth Stock
Fund                     25%              Columbia
                                          High Yield
Columbia                                  Fund                         20%
Growth &
Income Fund              25%

Columbia
Mid Cap
Value Fund               15%


   THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA THERMOSTAT FUND

     >September 25, 2002 through December 31, 2003

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/25/2002, but until 3/3/2003, offered only Class Z shares. The historical performance of Class A, B, and C shares (newer class shares) for the period prior to 3/3/2003 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A, B and C and Class
Z. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman U.S. Govt. Intermediate Bond Index is made up of 1 to 10 year treasury and agency bonds, excluding targeted investor notes and state and local government series bonds. The Lehman U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

TOTAL NET ASSETS: $127.9 MILLION

WITHOUT           CLASS A   CLASS B   CLASS C   CLASS Z
SALES CHARGE      $12,433   $12,360   $12,360   $12,471
--------------------------------------------------------
WITH
SALES CHARGE      $11,718   $11,960   $12,360    N/A


(MOUNTAIN CHART)

              COLUMBIA
             THERMOSTAT    COLUMBIA                  LEHMAN         LEHMAN
              FUND - A    THERMOSTAT               U.S. GOVT.     U.S. CREDIT
             WITH SALES    FUND - A               INTERMEDIATE   INTERMEDIATE
               CHARGE       AT NAV      S&P 500       BOND           BOND
             ----------   ----------   --------   ------------   ------------
  09/25/02     9425.00     10000.00    10000.00      10000.00       10000.00
  09/30/02     9283.63      9850.00     9955.60      10038.80       10042.80
               9632.69     10220.40    10831.90      10032.00        9962.13
              10085.40     10700.70    11469.40       9952.60       10044.60
  12/31/02     9812.11     10410.70    10795.60      10136.50       10306.80
               9670.82     10260.80    10512.80      10114.10       10335.10
               9519.95     10100.70    10355.10      10228.30       10517.50
  03/31/03     9604.68     10190.60    10455.60      10230.50       10539.30
              10094.50     10710.40    11316.80      10259.20       10683.90
              10546.80     11190.20    11913.10      10420.30       10956.80
  06/30/03    10686.00     11337.90    12065.10      10403.20       10962.70
              10742.60     11398.00    12277.80      10150.40       10626.40
              10959.60     11628.20    12517.20      10168.70       10658.60
  09/30/03    10931.10     11598.00    12384.30      10389.10       10976.00
              11298.40     11987.70    13084.90      10287.30       10878.30
              11430.60     12127.90    13200.00      10288.10       10911.20
  12/31/03    11718.20     12433.20    13892.30      10368.30       11019.40


COLUMBIA THERMOSTAT FUND ASSET ALLOCATION

     >as a % of net assets, as of December 31, 2003

    (PIE CHART)

Stock Mutual Funds                49.5%
Bond Mutual Funds                 49.6%
Cash and Other
Assets
Less Liabilities                   0.9%

Columbia Acorn Fund
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03

Additions
----------------------------------------------------------------------------
     INFORMATION
3Com                                                      0        2,000,000
Actuate                                           4,534,000        6,000,000
Alliance Atlantis Communications
  (Canada)                                          500,000          750,000
Andrew                                            1,000,000        1,600,000
Bearing Point                                             0        3,100,000
Crown Castle International                        3,000,000        3,500,000
DoubleClick                                               0        2,000,000
Igate Capital                                     4,500,000        4,550,000
Integrated Circuit Systems                        1,005,000        1,120,000
Invision Technologies                                     0          255,000
IXYS                                              1,000,000        1,250,000
Kronos                                            1,180,000        1,770,000
Northeast Utilities                                       0          850,000
Pegasus Systems                                           0          300,000
PeopleSoft                                        3,300,000        3,400,000
Pericom Semiconductor                               318,000          404,000
Perot Systems                                             0          900,000
Pinnacle Systems                                          0        1,250,000
Regent Communications                                     0          241,000
SES Global (Luxembourg)                             332,000          560,000
Spanish Broadcasting System                         700,000        1,006,000
Sybase                                            1,221,000        1,521,000
Symmetricom                                               0        1,051,000
Tellabs                                           1,000,000        5,000,000
THQ                                               1,000,000        1,200,000
Venture (Singapore)                               1,840,000        2,710,000

----------------------------------------------------------------------------
     HEALTH CARE
Applied Molecular Evolution                               0          252,000
CTI Molecular Imaging                               674,000        1,900,000
Diagnostic Products                                 920,000          989,000
Enzon                                             1,115,000        1,665,000
Essilor International (France)                      265,000          365,000
First Health Group                                5,046,000        5,586,000
Gambro (Sweden)                                   2,100,000        2,500,000
OPG Groep (Netherlands)                             365,000          420,000
Patheon (Canada)                                          0          433,600
Smith & Nephew
  (United Kingdom)                                2,000,000        2,600,000

----------------------------------------------------------------------------
     CONSUMER GOODS/SERVICES
Abercrombie & Fitch                                 495,000          895,000
Aeropostale                                       1,085,000        1,510,000
AFC Enterprises                                   1,500,000        2,000,000
Amer Group (Finland)                                250,000          370,000
American Woodmark                                   375,000          422,000
Autogrill (Italy)                                 1,217,000        1,447,000
Billabong International
  (Australia)                                     2,950,000        3,000,000


                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03

----------------------------------------------------------------------------
Central Parking                                           0          900,000
Chico's FAS                                       2,095,000        2,495,000
Christopher & Banks                               3,328,000        3,743,000
Genesco                                             565,000          700,000
Intralot (Greece)                                         0          345,000
Leapfrog Enterprises                                      0        1,250,000
Lion Nathan (Australia)                           3,000,000        4,000,000
Masonite International (Canada)                     263,700          440,000
Nobia (Sweden)                                      810,000        1,160,000
Orkla (Norway)                                      810,000          950,000
Oxford Industries                                   282,000          564,000
Petco Animal Supplies                                815000        1,015,000
RH Donnelley                                         46,000          150,000
Shimano (Japan)                                           0          579,000
Sky City Entertainment
  (New Zealand)                                   1,500,000        5,000,000
Urban Outfitters                                    688,000          788,000
Weight Watchers                                     320,000          695,000
Winn Dixie Stores                                 1,750,000        4,500,000

----------------------------------------------------------------------------
     FINANCE
AmeriCredit                                       5,531,000        5,831,000
Anglo Irish Bank (Ireland)                        2,910,000        3,200,000
BOK Financial                                       445,000          825,000
CityBank Lynnwood                                   128,000          159,000
Concord EFS                                               0        1,485,000
CorpBanca (Chile)                                         0          186,000
Depfa Bank (Ireland)                                125,000          185,000
Den Norske Bank (Norway)                                  0        2,800,000
First Mutual Bancshares                                   0           46,000
Great Southern Bancorp                                    0           73,000
Intermediate Capital
  (United Kingdom)                                  350,000          500,000
Investment Technology Group                         300,000        1,215,000
Irish Life & Permanent (Ireland)                    700,000        1,000,000
Jardine Lloyd Thompson
  (United Kingdom)                                        0        1,000,000
Republic                                          1,634,000        1,798,000
Southwest Bancorp                                         0          303,000
TCF Financial                                     1,551,000        1,751,000
United National Group                                     0          595,000
West Coast Bancorp                                  472,000          700,000

----------------------------------------------------------------------------
     INDUSTRIAL GOODS/SERVICES
Aalberts Industrie (Netherlands)                    310,000          510,000
Airgas                                              650,000          975,000
Bilfinger Berger (Germany)                          375,000          525,000
Esco Technologies                                   950,000        1,050,000
Esprit Holdings (Hong Kong)                               0        1,500,000
Gibraltar Steel                                   1,300,000        1,900,000


1-800-922-6769

                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03

Additions, continued
----------------------------------------------------------------------------
     INDUSTRIAL GOODS/SERVICES (CONTINUED)
Grafton Group (Ireland)                           3,400,000        3,800,000
Imerys (France)                                           0           50,000
Intermagnetics General                              363,000          500,000
Novozymes (Denmark)                                 316,600          450,000
Pentair                                             118,000          420,000
Schindler (Switzerland)                              40,000           60,000
Ushio (Japan)                                       500,000          825,000
Watts Water Technologies                                  0          475,000
Wienerberger (Austria)                                    0          700,000

----------------------------------------------------------------------------
     ENERGY/MINERALS
Enerflex Systems (Canada)                           850,000        1,050,000
FMC Technologies                                  1,700,000        1,900,000
Nexen (Canada)                                            0          400,000
Oneok                                               500,000        1,250,000
Quicksilver                                         544,000          600,000
Talisman Energy (Canada)                            365,000          565,000
Tullow Oil (United Kingdom)                       3,000,000        9,165,000
Westport Resources                                  342,000          517,000

----------------------------------------------------------------------------
     OTHER INDUSTRIES
AM NV (Netherlands)                                       0          133,000
Gables Residential Trust                            287,000          400,000
General Growth Properties                           615,000        1,845,000
Grupo Aeroportuario del
  Sureste (Mexico)                                        0          500,000
Highland Hospitality                                      0          380,000
Kobenhavns Lufthavne (Denmark)                      100,000          140,000
LNR Property                                              0          291,000
Waste Connections                                   377,000          533,000


                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03

Sales
----------------------------------------------------------------------------
     INFORMATION
Deutsche Boerse (Germany)                           275,000          175,000
Information Holdings                                800,000          600,000
RealNetworks                                      1,200,000               --
Torex (United Kingdom)                              600,000               --

----------------------------------------------------------------------------
     HEALTH CARE
Omega Pharma (Belgium)                              426,000          296,000

----------------------------------------------------------------------------
     CONSUMER GOODS/SERVICES
Hyundai Mobis (South Korea)                         575,000          465,000
ITT Educational Services                          2,200,000        2,111,000
Parmalat Finanziaria (Italy)                      3,500,000               --
Steiner Leisure                                   1,260,000          894,000

----------------------------------------------------------------------------
     FINANCE
Neuberger Berman                                    900,000               --
Texas Regional Bancshares                           990,000          700,000

----------------------------------------------------------------------------
     ENERGY/MINERALS
Newpark Resources                                 4,500,000        4,750,000
Saipem (Italy)                                    3,200,000        2,200,000

----------------------------------------------------------------------------
     OTHER INDUSTRIES
Unisource Energy                                  1,200,000        1,100,000

Columbia Acorn Fund
----------------------------------------------------------------------------
     >Statement of Investments, December 31, 2003

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------
                                                           SECURITIES: 92.1%
----------------------------------------------------------------------------
INFORMATION: 27.5%
                 MEDIA
                 >TV/SATELLITE BROADCASTING: 0.4%
     1,400,000   Gray Television                                 $    21,168
                 MID MARKET AFFILIATED TV STATIONS
     3,300,000   TVB (Hong Kong)                                      16,662
                 TELEVISION PROGRAMMING & BROADCASTING
       560,000   SES Global (Luxembourg)                               5,645
                 SATELLITE BROADCASTING SERVICES
       200,000   Young Broadcasting (b)                                4,008
                 TELEVISION STATIONS
----------------------------------------------------------------------------
                                                                      47,483

                 >RADIO BROADCASTING: 0.7%
     1,200,000   Cumulus Media, Cl. A (b)                             26,400
                 RADIO STATIONS IN SMALL CITIES
       850,000   Salem Communications (b)                             23,052
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
       935,000   Saga Communications (b)(c)                           17,326
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
     1,006,000   Spanish Broadcasting (b)                             10,563
                 SPANISH LANGUAGE RADIO STATIONS
       241,000   Regent Communications (b)                             1,530
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
----------------------------------------------------------------------------
                                                                      78,871

                 >TELEVISION PROGRAMMING/CATV: 1.2%
     2,605,000   Liberty Media (b)                                    30,973
                 CATV PROGRAMMING & MEDIA COMPANY HOLDINGS
     2,500,000   Mediacom Communications (b)                          21,675
                 CABLE TELEVISION FRANCHISES
     1,000,000   Corus Entertainment (Canada)                         21,279
                 TELEVISION PROGRAMMING & RADIO STATIONS
     1,700,000   Insight Communications (b)                           17,527
                 CATV FRANCHISES IN MIDWEST
     2,750,000   Hit Entertainment (United Kingdom)                   14,457
                 TELEVISION SHOWS FOR CHILDREN
     1,500,000   United Global Com (b)                                12,720
                 VIDEO, VOICE & DATA SERVICES OUTSIDE THE USA
       750,000   Alliance Atlantis Communication (b)                  11,502
                 (Canada)
                 TV/MOVIE PRODUCTION/DISTRIBUTION & CATV CHANNELS
----------------------------------------------------------------------------
                                                                     130,133

                 TELECOMMUNICATIONS
                 >TELECOMMUNICATIONS/WIRELINE COMMUNICATIONS: 0.3%
       900,000   Commonwealth Telephone (b)                           33,975
                 RURAL PHONE FRANCHISES & CLEC
----------------------------------------------------------------------------

                 >TELECOMMUNICATIONS EQUIPMENT: 0.9%
     5,000,000   Tellabs (b)                                          42,150
                 TELECOMMUNICATIONS & CABLE EQUIPMENT
       830,000   Plantronics (b)                                      27,100
                 COMMUNICATION HEADSETS
     1,600,000   Andrew (b)                                           18,416
                 WIRELESS INFRASTRUCTURE EQUIPMENT


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     1,051,000   Symmetricom (b)                                 $     7,651
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------
                                                                     95,317

                 >MOBILE COMMUNICATIONS: 1.3%
     2,800,000   Western Wireless (b)                                 51,408
                 RURAL CELLULAR PHONE SERVICES
     3,500,000   Crown Castle International (b)                       38,605
                 COMMUNICATION TOWERS IN USA & UK
       520,000   Telephone & Data Systems                             32,526
                 CELLULAR & TELEPHONE SERVICES
     1,500,000   American Tower (b)                                   16,230
                 COMMUNICATION TOWERS IN USA & MEXICO
       533,000   COMARCO (b)(c)                                        5,863
                 WIRELESS NETWORK TESTING
----------------------------------------------------------------------------
                                                                     144,632

                 COMPUTER RELATED HARDWARE
                 >COMPUTER HARDWARE/RELATED SYSTEMS: 2.5%
     2,500,000   Seachange International (b)(c)                       38,500
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       980,000   Avocent (b)                                          35,790
                 COMPUTER CONTROL SWITCHES
       494,000   Zebra Technologies (b)                               32,787
                 BAR CODE PRINTERS
     1,400,000   Unova (b)                                            32,130
                 BARCODE & WIRELESS LAN SYSTEMS
       431,900   Neopost (France)                                     21,767
                 POSTAGE METERS
       625,000   Excel Technologies (b)(c)                            20,538
                 LASER SYSTEMS & ELECTRO-OPTICAL COMPONENTS
       445,000   Rogers (b)                                           19,633
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
     2,000,000   3Com (b)                                             16,340
                 NETWORKING EQUIPMENT
     1,575,000   Cable Design Technologies (b)                        14,159
                 NETWORKING & SPECIALTY CABLES
       535,000   II VI (b)                                            13,803
                 LASER COMPONENTS
     1,055,000   CTS                                                  12,132
                 ELECTRONIC COMPONENTS, SENSORS & EMS
     2,325,000   Concurrent Computer (b)                              10,160
                 VIDEO ON DEMAND SYSTEMS & SERVICES
       230,000   Applied Films (b)                                     7,595
                 THIN-FILM GLASS COATING EQUIPMENT
----------------------------------------------------------------------------
                                                                     275,334

                 >GAMING EQUIPMENT: 3.0%
     8,768,000   International Game Technology                       313,018
                 SLOT MACHINES & PROGRESSIVE JACKPOTS
       827,000   Shuffle Master (b)                                   28,631
                 CARD SHUFFLERS, CASINO GAMES & SLOT MACHINES
----------------------------------------------------------------------------
                                                                     341,649

                 >CONTRACT MANUFACTURING: 0.8%
     1,170,000   Jabil Circuit (b)                                    33,111
                 ELECTRONIC MANUFACTURING SERVICES
     2,710,000   Venture (Singapore)                                  31,914
                 ELECTRONIC MANUFACTURING SERVICES


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONTRACT MANUFACTURING--CONTINUED
     1,300,000   Plexus (b)                                      $    22,321
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------
                                                                      87,346

                 >INSTRUMENTATION: 1.4%
       836,000   Dionex (b)                                           38,473
                 ION & LIQUID CHROMATOGRAPHY
       810,000   Mettler Toledo (b)                                   34,190
                 LABORATORY EQUIPMENT
       900,000   Trimble Navigation (b)                               33,516
                 GPS-BASED INSTRUMENTS
       668,000   Varian (b)                                           27,876
                 ANALYTICAL INSTRUMENTS
     2,300,000   Spectris (United Kingdom)                            17,480
                 ELECTRONIC INSTRUMENTATION & CONTROLS
       255,000   Invision Technologies (b)                             8,560
                 MANUFACTURER OF EXPLOSIVE DETECTION SYSTEMS
----------------------------------------------------------------------------
                                                                     160,095

                 >SEMICONDUCTORS/RELATED EQUIPMENT: 1.2%
     1,120,000   Integrated Circuit Systems (b)                       31,909
                 SILICON TIMING DEVICES
       685,000   Littelfuse (b)                                       19,742
                 LITTLE FUSES
       800,000   Semtech (b)                                          18,184
                 ANALOG SEMICONDUCTORS
       519,000   Microsemi (b)                                        12,757
                 ANALOG/MIXED SIGNAL SEMICONDUCTORS
     1,250,000   IXYS (b)                                             11,688
                 POWER SEMICONDUCTORS
       664,000   Asyst Technologies (b)                               11,520
                 SEMICONDUCTOR FAB AUTOMATION EQUIPMENT
       565,000   Supertex (b)                                         10,792
                 MIXED-SIGNAL SEMICONDUCTORS
       361,000   Actel (b)                                             8,700
                 FIELD PROGRAMMABLE GATE ARRAYS
       404,000   Pericom Semiconductor (b)                             4,307
                 SEMICONDUCTORS: INTERFACE INTEGRATED CIRCUITS
----------------------------------------------------------------------------
                                                                     129,599

                 SOFTWARE/SERVICES
                 >BUSINESS SOFTWARE: 7.0%
     9,900,000   Novell (b)                                          104,148
                 SECURITY & IDENTITY MANAGEMENT SOFTWARE
     3,400,000   PeopleSoft (b)                                       77,520
                 HR, ERP, CRM & SUPPLY CHAIN SOFTWARE
     1,600,000   Avid Technology (b)(c)                               76,800
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
     1,770,000   Kronos (b)(c)                                        70,110
                 LABOR MANAGEMENT SOLUTIONS
     4,000,000   Aspect Communications (b)(c)                         63,040
                 CALL CENTER SOFTWARE
     3,050,000   Systems & Computer Technology (b)(c)                 49,868
                 ENTERPRISE SOFTWARE & SERVICES
     1,050,000   Micros Systems (b)(c)                                45,528
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
     5,700,000   E.Piphany (b)(c)                                     41,097
                 CRM SOFTWARE


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------


     2,200,000   JDA Software Group (b)(c)                       $    36,322
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     1,521,000   Sybase (b)                                           31,302
                 DATABASE SOFTWARE
     2,200,000   MAPICS (b)(c)                                        28,798
                 MID MARKET ERP SOFTWARE
     2,035,000   MRO Software (b)(c)                                  27,391
                 ENTERPRISE MAINTENANCE SOFTWARE
     3,000,000   Lawson Software (b)                                  24,690
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     6,000,000   Actuate (b)(c)                                       18,660
                 INFORMATION DELIVERY SOFTWARE & SOLUTIONS
       550,000   Hyperion Solutions (b)                               16,577
                 BUSINESS ANALYSIS SOFTWARE
     1,760,000   Witness Systems (b)(c)                               16,421
                 CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
     5,000,000   Indus International (b)(c)                           15,000
                 ENTERPRISE ASSET MANAGEMENT SOFTWARE
     1,125,000   Radiant Systems (b)                                   9,461
                 POINT OF SALE SYSTEMS FOR CONVENIENCE STORES
       500,000   SPSS (b)                                              8,940
                 STATISTICAL/BUSINESS ANALYSIS SOFTWARE
     1,200,000   ScanSoft (b)                                          6,384
                 SOFTWARE TO INCORPORATE SPEECH & IMAGES TO TEXT
     1,400,000   ClickSoftware Technologies (b)(c)                     5,712
                 SERVICE CHAIN OPTIMIZATION SOFTWARE
     3,300,000   BSQUARE (b)(c)                                        4,719
                 SOFTWARE TO HELP DESIGN MOBILE DEVICES
        70,000   Group 1 Software (b)                                  1,233
                 ADDRESS VERIFICATION SOFTWARE
----------------------------------------------------------------------------
                                                                     779,721

                 >CONSUMER SOFTWARE: 0.4%
     1,200,000   THQ (b)                                              20,292
                 ENTERTAINMENT SOFTWARE
       750,000   Activision (b)                                       13,650
                 ENTERTAINMENT SOFTWARE
     1,250,000   Pinnacle Systems (b)                                 10,663
                 VIDEO EDITING SOFTWARE & HARDWARE
----------------------------------------------------------------------------
                                                                      44,605

                 >COMPUTER SERVICES: 1.5%
     4,550,000   Igate Capital (b)(c)                                 35,718
                 TECHNOLOGY STAFFING SERVICES
     3,100,000   Bearing Point (b)                                    31,279
                 BUSINESS CONSULTING & TECHNOLOGY STRATEGY
     3,469,000   Ciber (b)(c)                                         30,042
                 SOFTWARE SERVICES & STAFFING
     4,600,000   AnswerThink Consulting (b)(c)                        25,530
                 IT INTEGRATOR FOR FORTUNE 2000
       900,000   Perot Systems (b)                                    12,132
                 BUSINESS CONSULTING & TECHNOLOGY STRATEGY
       560,000   American Management Systems (b)                       8,439
                 SOFTWARE DEVELOPMENT SERVICES
     2,300,000   Analysts International (b)(c)                         7,751
                 TECHNOLOGY STAFFING SERVICES
       500,000   Pomeroy Computer Resources (b)                        7,370
                 NETWORK INTEGRATION SERVICES
     1,025,000   New Horizons Worldwide (b)(c)                         5,831
                 COMPUTER TRAINING SERVICES
----------------------------------------------------------------------------
                                                                     164,092

Columbia Acorn Fund
     >Statement of Investments, continued


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BUSINESS INFORMATION/MARKETING
                  SERVICES/PUBLISHING: 1.5%
     1,200,000   Getty Images (b)                                $    60,156
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
     1,336,000   Navigant Consulting (b)                              25,197
                 CONSULTING FIRM
     2,685,000   InfoUSA (b)(c)                                       19,923
                 BUSINESS DATA FOR SALES LEADS
     1,000,000   Moore: Wallace (Canada) (b)                          18,733
                 COMMERCIAL PRINTING
       950,000   Administaff (b)                                      16,511
                 PROFESSIONAL EMPLOYER ORGANIZATION
       600,000   Information Holdings (b)                             13,260
                 PATENT & OTHER BUSINESS INFORMATION
       300,000   Proquest (b)                                          8,835
                 INFORMATION SERVICES FOR EDUCATION &
                 AUTOMOTIVE MARKETS
       150,000   RH Donnelley (b)                                      5,976
                 YELLOW PAGES PUBLISHER
     1,700,000   PRIMEDIA (b)                                          4,811
                 SPECIALTY MAGAZINES & OTHER PUBLICATIONS
----------------------------------------------------------------------------
                                                                     173,402

                 >INTERNET: 1.3%
     9,900,000   Skillsoft Publishing (b)(c)                          85,635
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS
                 (E-LEARNING)
     2,500,000   RSA Security (b)                                     35,500
                 ENTERPRISE SECURITY SOFTWARE
     2,000,000   DoubleClick (b)                                      20,440
                 INTERNET ADVERTISING & DIRECT MARKETING
                 STATISTICAL DATA
     1,051,030   Vital Stream, Cl. C (b)                                 694
       828,778   Vital Stream, Cl. B (b)(e)                              520
                 STREAMING SERVICES FOR THE INTERNET
       250,000   NeoPlanet, Series A (b)(e)                               29
        53,376   NeoPlanet, Series B (b)(e)                               11
                 WEB BROWSER
----------------------------------------------------------------------------
                                                                     142,829

                 >ELECTRONICS DISTRIBUTION: 0.7%
     1,695,000   Avnet (b)                                            36,714
                 ELECTRONIC COMPONENTS DISTRIBUTION
       780,000   Tech Data (b)                                        30,958
                 I/T DISTRIBUTOR
     1,410,000   Agilysys                                             15,721
                 I/T DISTRIBUTOR
----------------------------------------------------------------------------
                                                                      83,393

                 >TRANSACTION PROCESSORS: 1.4%
     1,487,000   Global Payments                                      70,067
                 CREDIT CARD PROCESSOR
     1,485,000   Concord EFS (b)                                      22,037
                 CREDIT CARD PROCESSOR
       725,000   Euronext (France)                                    18,333
                 TRADING SERVICES FOR FINANCIAL MARKETS
       600,000   Cubic                                                13,800
                 REVENUE COLLECTION & DEFENSE SYSTEMS

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     5,000,000   Hong Kong Exchanges &
                 Clearing (Hong Kong)                            $    10,820
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
       175,000   Deutsche Boerse (Germany)                             9,558
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
       406,000   Euronet Worldwide (b)                                 7,308
                 ATM PROCESSOR
       300,000   Pegasus Systems (b)                                   3,141
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
----------------------------------------------------------------------------
                                                                     155,064
                                                                 -----------
INFORMATION: TOTAL                                                 3,067,540
----------------------------------------------------------------------------
HEALTH CARE: 8.6%

                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.1%
       519,000   Martek Biosciences (b)                               33,719
                 FATTY ACIDS FOR BABY FORMULA & OTHER FOODS
     2,055,000   Nektar Therapeutics (b)                              27,969
                 PULMONARY DRUG DELIVERY
     1,665,000   Enzon (b)                                            19,980
                 POLYMER DELIVERY TECHNOLOGY FOR IMPROVED DRUGS
     1,708,000   Ciphergen Biosystems (b)(c)                          19,198
                 PROTEIN CHIPS USED FOR DRUG TARGET DISCOVERY
       426,000   NPS Pharmaceuticals (b)                              13,095
                 SMALL MOLECULE DRUGS
       900,000   Applera Celera Genomics (b)                          12,519
                 DIAGNOSTICS & DRUG DEVELOPMENT
     2,000,000   Medarex (b)                                          12,460
                 HUMANIZED ANTIBODIES
       608,000   Protein Design Labs (b)                              10,883
                 COMPUTER DESIGNED MONOCLONAL ANTIBODIES
     2,800,000   Sequenom (b)(c)                                       8,904
                 HIGH SPEED DNA ANALYSIS INSTRUMENTS
     1,600,000   Sangamo Biosciences (b)(c)                            8,864
                 DRUG DISCOVERY
     1,875,000   Locus Discovery, Series D Pfd. (b)(e)                 7,500
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
     1,982,000   Aclara Biosciences (b)(c)                             7,234
                 MICROFLUIDIC SYSTEMS FOR DRUG DEVELOPMENT
       635,000   Maxygen (b)                                           6,750
                 MOLECULAR BREEDING
       638,000   Diversa (b)                                           5,901
                 MOLECULAR BREEDING
       389,000   Atherogenic (b)                                       5,816
                 DRUGS FOR ATHEROSCLEROSIS, RHEUMATOID
                 ARTHRITIS, ASTHMA
       865,000   Arena Pharmaceuticals (b)                             5,363
                 NOVEL DRUG TARGETING TECHNOLOGY
       304,000   Alexion Pharmaceuticals (b)                           5,174
                 MONOCLONAL ANTIBODIES
       252,000   Applied Molecular Evolution (b)                       4,486
                 MONOCLONAL ANTIBODIES VIA MOLECULAR EVOLUTION
       528,000   Pharmacyclics (b)                                     3,907
                 LIGHT ACTIVATED DRUGS FOR CANCER &
                 VASCULAR DISEASES
       461,000   SYRRX, Series C (b)(e)                                2,397
                 X-RAY CRYSTALLOGRAPHY


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY--CONTINUED
       320,000   Incyte Genomics (b)                             $     2,189
                 BIOINFORMATICS & DRUG DEVELOPMENT
       316,000   Guilford Pharmaceuticals (b)                          2,142
                 DRUG DELIVERY & NEUROLOGY DRUGS
       160,000   Myriad Genetics (b)                                   2,058
                 GENE DISCOVERY & DIAGNOSTIC PRODUCTS
     1,249,999   Perlegen Sciences (b)(e)                              1,950
                 LARGE SCALE GENE SEQUENCING
       210,000   Gene Logic (b)                                        1,090
                 GENE EXPRESSION DATABASE
       359,944   Microdose (b)(e)                                        180
                 DRUG INHALERS
----------------------------------------------------------------------------
                                                                     231,728

                 >MEDICAL EQUIPMENT/LABORATORY
                 SUPPLIES: 2.6%
     1,629,000   Edwards Lifesciences (b)                             49,000
                 HEART VALVES
       989,000   Diagnostic Products                                  45,405
                 IMMUNODIAGNOSTIC KITS
     1,900,000   CTI Molecular Imaging (b)                            32,129
                 MEDICAL DIAGNOSTIC DEVICES
       583,000   Orthofix International (b)                           28,555
                 BONE FIXATION & STIMULATION DEVICES
     2,600,000   Smith & Nephew (United Kingdom)                      21,779
                 MEDICAL EQUIPMENT & SUPPLIES
        20,000   Synthes-Stratec (Switzerland)                        19,785
                 PRODUCTS FOR ORTHOPEDIC SURGERY
       365,000   Essilor International (France)                       18,855
                 EYEGLASS LENSES
       875,000   Viasys Healthcare (b)                                18,025
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       770,000   VISX (b)                                             17,826
                 LASER EYE SURGERY EQUIPMENT
       520,000   ICU Medical (b)                                      17,826
                 INTRAVENOUS THERAPY PRODUCTS
       600,000   Sola International (b)                               11,280
                 SPECIALTY EYEGLASS LENSES
       350,000   Haemonetics (b)                                       8,362
                 BLOOD & PLASMA COLLECTION EQUIPMENT
     1,495,000   Novoste (b)(c)                                        7,161
                 RADIATION CATHETERS FOR IN-STENT RESTENOSIS
----------------------------------------------------------------------------
                                                                     295,988

                 >PHARMACEUTICALS: 0.1%
       138,000   Yuhan (South Korea)                                   7,853
                 ETHICAL DRUG PRODUCER
       433,600   Patheon (Canada) (b)                                  3,905
                 PHARMACEUTICAL CONTRACT MANUFACTURER
----------------------------------------------------------------------------
                                                                      11,758

                 >HOSPITAL MANAGEMENT: 0.2%
       387,000   Rhoen-Klinikum (Germany)                             19,992
                 HOSPITAL MANAGEMENT
----------------------------------------------------------------------------


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >MEDICAL SUPPLIES: 0.4%
       686,000   Techne (b)                                      $    25,917
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS
                 FOR LIFE SCIENCES
       650,000   Owens & Minor                                        14,242
                 DISTRIBUTION OF MEDICAL SUPPLIES
----------------------------------------------------------------------------
                                                                      40,159

                 >SERVICES: 3.2%
     5,586,000   First Health Group (b)(c)                           108,704
                 PPO NETWORK
     2,491,000   Lincare Holdings (b)                                 74,805
                 HOME HEALTH CARE SERVICES
     2,592,000   NDCHealth Group (c)                                  66,407
                 HEALTH CLAIMS PROCESSING & DRUG
                 MARKETING SERVICES
       640,000   Charles River Laboratories (b)                       21,971
                 PHARMACEUTICAL RESEARCH
     1,333,000   Dendrite International (b)                           20,888
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
     2,500,000   Gambro (Sweden)                                      20,680
                 PRODUCTS/SERVICES FOR RENAL CARE
       420,000   OPG Groep (Netherlands)                              19,077
                 PHARMACEUTICAL WHOLESALER & RETAILER
       550,000   Serologicals (b)                                     10,230
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
       296,000   Omega Pharma (Belgium)                                9,398
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
       440,000   Medquist (b)                                          7,066
                 MEDICAL TRANSCRIPTION SERVICES
       700,000   Nestor Healthcare (United Kingdom)                    2,574
                 HEALTHCARE STAFFING COMPANY
----------------------------------------------------------------------------
                                                                     361,800
                                                                 -----------
HEALTH CARE: TOTAL                                                   961,425
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 19.9%
                 GOODS
                 >LEISURE VEHICLES: 1.3%
     1,745,000   Harley-Davidson                                      82,940
                 MOTORCYCLES & RELATED MERCHANDISE
     1,495,000   Monaco Coach (b)(c)                                  35,581
                 RECREATIONAL VEHICLES
       275,000   Polaris Industries                                   24,360
                 MANUFACTURER OF LEISURE VEHICLES & RELATED PRODUCTS
     2,850,000   Ducati Motor (Italy) (b)                              4,930
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                     147,811

                 >FURNITURE/TEXTILES: 1.7%
     1,275,000   Hon Industries                                       55,233
                 OFFICE FURNITURE & FIREPLACES
       740,000   Mohawk Industries (b)                                52,200
                 CARPET & FLOORING
     1,900,000   Herman Miller                                        46,113
                 OFFICE FURNITURE
       510,000   Furniture Brands International                       14,958
                 FURNITURE
     1,160,000   Nobia (Sweden)                                       12,095
                 KITCHEN INTERIORS MANUFACTURING & DISTRIBUTION

Columbia Acorn Fund
----------------------------------------------------------------------------
     >Statement of Investments, continued


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >FURNITURE/TEXTILES--CONTINUED
       440,000   Masonite International (Canada) (b)             $    11,780
                 DOOR MANUFACTURER
----------------------------------------------------------------------------
                                                                     192,379

                 >FOOD & BEVERAGES: 0.7%
     1,600,000   Kerry Group (Ireland)                                30,037
                 FOOD INGREDIENTS
       950,000   Orkla (Norway)                                       21,235
                 DIVERSIFIED CONSUMER GOODS
     4,000,000   Lion Nathan (Australia)                              18,191
                 BEER BREWER/DISTRIBUTOR
       180,000   Davide Campari (Italy)                                8,731
                 SPIRITS & WINE
----------------------------------------------------------------------------
                                                                      78,194

                 >NONDURABLES: 1.1%
     2,300,000   Helen of Troy (b)(c)                                 53,245
                 HAIRDRYERS & CURLING IRONS
       895,000   Scotts Company (b)                                   52,948
                 CONSUMER LAWN & GARDEN PRODUCTS
       255,000   Uni-Charm (Japan)                                    12,544
                 INFANT HYGIENE & FEMININE CARE PRODUCTS
       601,000   First Years (c)                                       8,979
                 INFANT & TODDLER PRODUCTS
----------------------------------------------------------------------------
                                                                     127,716

                 >DURABLE GOODS: 1.3%
     1,511,000   SCP Pool (b)                                         49,379
                 DISTRIBUTOR OF SWIMMING POOL SUPPLIES
       605,000   Hunter Douglas (Netherlands)                         28,288
                 WINDOW SHADES & VENETIAN BLINDS
       465,000   Hyundai Mobis (South Korea)                          25,016
                 AUTO PARTS
       422,000   American Woodmark (c)                                23,231
                 KITCHEN CABINETS
     5,000,000   Techtronic Industries (Hong Kong)                    13,846
                 POWER TOOL MANUFACTURER
       579,000   Shimano (Japan)                                      11,998
                 BICYCLE COMPONENTS & FISHING TACKLE
----------------------------------------------------------------------------
                                                                     151,758

                 >APPAREL: 2.0%
     2,840,000   Coach (b)                                           107,210
                 DESIGNER & RETAILER OF BRANDED LEATHER
                 ACCESSORIES
     1,370,000   Jones Apparel                                        48,265
                 WOMEN'S APPAREL
       564,000   Oxford Industries                                    19,108
                 BRANDED & PRIVATE LABEL APPAREL
       828,000   Steven Madden (b)(c)                                 16,891
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
     3,000,000   Billabong International (Australia)                  16,106
                 SURFWEAR APPAREL MANUFACTURER
       200,000   Columbia Sportswear (b)                              10,900
                 ACTIVE OUTDOOR APPAREL, FOOTWEAR & ACCESSORIES
----------------------------------------------------------------------------
                                                                     218,480


NUMBER OF SHARES OR PRINCIPAL AMOUNT (000)                       VALUE (000)
----------------------------------------------------------------------------

                 SERVICES
                 >RETAIL: 5.4%
     2,495,000   Chico's FAS (b)                                 $    92,190
                 WOMEN'S SPECIALTY RETAIL
     3,743,000   Christopher & Banks (c)                              73,101
                 WOMEN'S APPAREL RETAILER
     1,600,000   Michaels Stores                                      70,720
                 CRAFT & HOBBY SPECIALTY RETAILER
     4,500,000   Winn Dixie Stores                                    44,775
                 SUPERMARKETS IN THE SOUTHEAST US
     1,510,000   Aeropostale (b)                                      41,404
                 MALL BASED TEEN RETAILER
       500,000   Whole Foods Market                                   33,565
                 NATURAL FOOD SUPERMARKETS
     1,070,000   Hot Topic (b)                                        31,522
                 MUSIC INSPIRED RETAILER OF APPAREL,
                 ACCESSORIES & GIFTS
     1,015,000   Petco Animal Supplies (b)                            30,907
                 PET SUPPLIES & SERVICES
     1,400,000   Borders Group                                        30,688
                 BOOKSTORES
       788,000   Urban Outfitters (b)                                 29,195
                 ECLECTIC HOME & APPAREL RETAILER
       536,000   Zale (b)                                             28,515
                 SPECIALTY RETAILER OF JEWELRY
       895,000   Abercrombie & Fitch (b)                              22,115
                 TEEN APPAREL RETAILER
       450,000   Ann Taylor (b)                                       17,550
                 WOMEN'S APPAREL RETAILER
       500,000   Pier 1 Imports                                       10,930
                 IMPORTED FURNITURE & TCHOTCHKES
       700,000   Genesco (b)                                          10,591
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
     3,100,000   The Warehouse Group (New Zealand)                    10,399
                 WAREHOUSE CLUB
     1,015,000   Burberry Group (United Kingdom)                       6,622
                 APPAREL RETAILER
       850,000   Gaiam (b)(c)                                          5,058
                 HEALTHY LIVING CATALOG & E-COMMERCE
     1,500,000   Esprit Holdings (Hong Kong)                           4,985
                 GLOBAL APPAREL BRAND MANAGER
    $    6,000   Gadzooks 5.00% Convertible (e)                        4,485
                 TEEN APPAREL RETAILER
----------------------------------------------------------------------------
                                                                     599,317

                 >TRAVEL: 0.8%
     2,024,500   Intrawest (Canada)                                   37,440
                 OWNER/OPERATOR OF SKI RESORTS
     3,380,000   LaQuinta (b)                                         21,666
                 OWNER/FRANCHISER OF MID-PRICED HOTELS
       950,000   Vail Resorts (b)                                     16,150
                 OWNER/OPERATOR OF SKI RESORTS
       725,000   Navigant International (b)                           10,041
                 CORPORATE TRAVEL AGENCY
       720,000   Jurys Doyle Hotel (Ireland)                           8,799
                 HOTEL GROUP
----------------------------------------------------------------------------
                                                                      94,096


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONSUMER SERVICES: 1.9%
     2,111,000   ITT Educational Services (b)                    $    99,154
                 POSTSECONDARY DEGREE PROGRAMS
       695,000   Weight Watchers (b)                                  26,667
                 WEIGHT LOSS PROGRAM
     1,290,000   Coinstar (b)(c)                                      23,297
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       260,000   USS (Japan)                                          18,395
                 USED CAR AUCTIONEER
     1,750,000   Princeton Review (b)(c)                              17,063
                 COLLEGE PREPARATION COURSES
     2,350,000   Bally Total Fitness (b)(c)                           16,450
                 NATIONAL CHAIN OF FITNESS CENTERS
       900,000   Central Parking                                      13,437
                 OWNER, OPERATOR & MANAGER OF PARKING
                 LOTS & GARAGES
----------------------------------------------------------------------------
                                                                     214,463

                 >ENTERTAINMENT/LEISURE PRODUCTS: 1.5%
       805,000   International Speedway Motors                        35,951
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
     1,250,000   Leapfrog Enterprises (b)                             33,163
                 EDUCATIONAL TOYS
     1,276,000   Action Performance (c)                               25,010
                 MOTORSPORT COLLECTIBLES & MERCHANDISING
     2,765,000   Six Flags (b)                                        20,793
                 WORLDWIDE THEME PARK OPERATOR
       370,000   Amer Group (Finland)                                 16,013
                 BRANDED SPORTING GOODS
       363,000   Speedway Motors                                      10,498
                 MOTORSPORT RACETRACK OWNER & OPERATOR
     1,750,000   Magna Entertainment, Cl. A (Canada) (b)               8,873
                 OWNER/OPERATOR OF THOROUGHBRED RACETRACKS
       334,000   RC2                                                   6,931
                 COLLECTIBLES & TOYS
       345,000   Intralot (Greece)                                     6,729
                 LOTTERY & GAMING SYSTEMS & SERVICES
----------------------------------------------------------------------------
                                                                     163,961

                 >CASINOS: 1.3%
     2,010,000   Alliance Gaming (b)                                  49,546
                 DIVERSIFIED GAMING COMPANY
       890,000   Station Casinos                                      27,261
                 CASINOS & RIVERBOATS
       875,000   Argosy Gaming (b)                                    22,741
                 REGIONAL RIVERBOAT CASINOS
     1,925,000   Pinnacle Entertainment (b)(c)                        17,941
                 REGIONAL RIVERBOAT CASINOS
     5,000,000   Sky City Entertainment (New Zealand)                 15,102
                 CASINO/ENTERTAINMENT COMPLEX
       635,000   Monarch Casino & Resort (b)(c)                        7,004
                 CASINO/HOTEL IN RENO
       113,000   Lakes Entertainment (b)                               1,825
                 GAMING ENTREPRENEUR
----------------------------------------------------------------------------
                                                                     141,420

                 >RESTAURANTS: 0.6%
     2,000,000   AFC Enterprises (b)(c)                               39,000
                 POPEYES, CHURCHES FRIED CHICKEN
     1,447,000   Autogrill (Italy) (b)                                20,675
                 TOLLWAY RESTAURANTS


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       243,000   Cheesecake Factory (b)                          $    10,699
                 CASUAL DINING RESTAURANT
         7,000   Kappa Create (Japan)                                    591
                 SUSHI CHAIN RESTAURANT OPERATOR
----------------------------------------------------------------------------
                                                                      70,965

                 >CRUISE LINES: 0.3%
       400,000   Carnival                                             15,892
                 LARGEST CRUISE LINE
       894,000   Steiner Leisure (b)(c)                               12,784
                 SPAS & HAIR/SKIN PRODUCTS ON CRUISE SHIPS
----------------------------------------------------------------------------
                                                                      28,676
                                                                 -----------
CONSUMER GOODS/SERVICES: TOTAL                                     2,229,236
----------------------------------------------------------------------------

FINANCE: 11.6%
                 >BANKS: 4.2%
     1,751,000   TCF Financial                                        89,914
                 GREAT LAKES BANK
     1,608,000   Associated Banc-Corp                                 68,581
                 MIDWEST BANK
     3,200,000   Anglo Irish Bank (Ireland)                           50,438
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     1,122,000   Glacier Bancorp (c)                                  36,353
                 MOUNTAIN STATES BANK
       825,000   BOK Financial (b)                                    31,944
                 OKLAHOMA BANK
       700,000   Texas Regional Bancshares                            25,900
                 SOUTH TEXAS BANK
     1,798,000   Republic                                             24,255
                 MICHIGAN BANK
       185,000   Depfa Bank (Ireland)                                 23,332
                 INTERNATIONAL PUBLIC SECTOR FINANCE
       605,000   Chittenden                                           20,352
                 VERMONT & WESTERN MASSACHUSETTS BANK
     2,800,000   Den Norske Bank (Norway)                             18,650
                 LARGEST NORWEGIAN BANK
       660,000   Hawthorne Financial (b)(c)                           18,467
                 REAL ESTATE LENDER
       356,000   Bank of Bermuda                                      16,002
                 OFFSHORE BANK
       700,000   West Coast Bancorp                                   14,938
                 PORTLAND SMALL BUSINESS LENDER
       303,000   Southwest Bancorp                                     5,418
                 OKLAHOMA SMALL BUSINESS BANK
       159,000   CityBank Lynnwood                                     5,167
                 SEATTLE REAL ESTATE LENDER
       186,000   CorpBanca (Chile) (b)                                 4,849
                 CHILE'S 3RD LARGEST LOCAL BANK
        82,000   BankFirst                                             4,814
                 OKLAHOMA COMMUNITY BANK
       170,000   Midwest Bank                                          3,783
                 CHICAGO BANK
        82,000   First Financial BankShares                            3,419
                 WEST TEXAS COMMUNITY BANK
        73,000   Great Southern Bancorp                                3,385
                 MISSOURI REAL ESTATE LENDER
        46,000   First Mutual Bancshares                               1,127
                 SEATTLE COMMUNITY BANK

Columbia Acorn Fund
     >Statement of Investments, continued


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BANKS--CONTINUED
        29,000   Cascade Financial                               $       562
                 SEATTLE COMMUNITY BANK
----------------------------------------------------------------------------
                                                                     471,650

                 >SAVINGS & LOANS: 2.1%
     2,184,000   Peoples Bank Bridgeport                              71,198
                 CONNECTICUT SAVINGS & LOAN
       947,000   Downey Financial                                     46,687
                 CALIFORNIA HOME LENDER
     1,228,000   Anchor Bancorp Wisconsin (c)                         30,577
                 WISCONSIN THRIFT
     1,700,000   Housing Development Finance (India)                  24,075
                 LEADING PROVIDER OF MORTGAGES IN INDIA
       497,000   Quaker City Bancorp (c)                              23,135
                 LA REAL ESTATE LENDER
     1,000,000   Irish Life & Permanent (Ireland)                     16,127
                 SAVINGS PRODUCTS
       700,000   First Federal Capital                                15,764
                 WISCONSIN THRIFT
       190,000   Washington Federal                                    5,396
                 OLD FASHIONED MORTGAGE LENDER
----------------------------------------------------------------------------
                                                                     232,959

                 >INSURANCE: 2.9%
       870,000   Philadelphia Consolidated Holding (b)                42,482
                 SPECIALTY INSURANCE
     1,320,000   HCC Insurance Holdings                               41,976
                 AVIATION INSURANCE
       826,000   Leucadia National                                    38,079
                 INSURANCE HOLDING COMPANY
     1,000,000   RLI                                                  37,460
                 SPECIALTY INSURANCE
       138,000   Markel (b)                                           34,984
                 SPECIALTY INSURANCE
       995,000   Protective Life                                      33,671
                 LIFE INSURANCE
       700,000   Harleysville Group                                   13,923
                 COMMERCIAL & PERSONAL LINES INSURANCE
       800,000   Ohio Casualty (b)                                    13,888
                 COMMERCIAL & PERSONAL LINES INSURANCE
       650,000   Scottish Re Group (formerly known
                 as Scottish Annuity & Life)                          13,507
                 LIFE REINSURER
       210,000   StanCorp Financial                                   13,205
                 GROUP LIFE, DISABILITY & 401K
       400,000   Selective Insurance Group                            12,944
                 COMMERCIAL & PERSONAL LINES INSURANCE
       595,000   United National Group (b)                            10,514
                 SPECIALTY INSURANCE
     1,000,000   Jardine Lloyd Thompson
                 (United Kingdom)                                      9,416
                 BUSINESS INSURANCE BROKER
       355,000   Northbridge Financial (Canada) (b)                    5,741
                 PROPERTY & CASUALTY INSURANCE
       200,000   Kingsway Financial (Canada) (b)                       2,259
                 AUTO & SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                     324,049

                 >MONEY MANAGEMENT: 1.0%
     2,390,000   SEI Investments                                      72,823
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                 MANAGEMENT


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       855,000   Eaton Vance                                     $    31,327
                 SPECIALTY MUTUAL FUNDS
       123,000   Affiliated Managers Group (b)                         8,560
                 ASSET MANAGEMENT HOLDING COMPANY
       200,000   The Investment Company of
                 China (China) (b)(e)                                    246
                 CLOSED-END FUND
----------------------------------------------------------------------------
                                                                     112,956

                 >BROKERAGE: 0.2%
     1,215,000   Investment Technology Group (b)                      19,622
                 ELECTRONIC TRADING
----------------------------------------------------------------------------

                 >FINANCE COMPANIES: 1.2%
     5,831,000   AmeriCredit (b)                                      92,888
                 AUTO LENDING
     1,820,000   World Acceptance (b)(c)                              36,236
                 PERSONAL LOANS
       500,000   Intermediate Capital (United Kingdom)                 9,425
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
       900,000   DVI Health Services (b)(c)                               36
                 LEASES BIG MEDICAL EQUIPMENT
----------------------------------------------------------------------------
                                                                     138,585
                                                                 -----------
FINANCE: TOTAL                                                     1,299,821
----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 12.2%
                 >STEEL: 0.8%
     1,900,000   Gibraltar Steel (c)                                  47,785
                 STEEL PROCESSING
     1,050,000   Worthington Industries                               18,932
                 STEEL PROCESSING
       550,000   Tenaris (Luxembourg) (b)                             18,326
                 STEEL PIPE FOR OIL WELLS & PIPELINES
----------------------------------------------------------------------------
                                                                      85,043

                 >INDUSTRIAL GOODS: 1.3%
     1,400,000   Clarcor (c)                                          61,740
                 MOBILE & INDUSTRIAL FILTERS
       750,000   Donaldson                                            44,370
                 INDUSTRIAL AIR FILTRATION
       268,000   Mine Safety Appliances                               21,309
                 SAFETY EQUIPMENT
       500,000   Intermagnetics General (b)                           11,080
                 SUPERCONDUCTING WIRE
       100,000   Bacou Dalloz (France)                                 7,812
                 SAFETY EQUIPMENT
----------------------------------------------------------------------------
                                                                     146,311

                 >INDUSTRIAL DISTRIBUTION: 1.1%
     1,525,000   Watsco (c)                                           34,663
                 HVAC DISTRIBUTION
       600,000   Hughes Supply                                        29,772
                 INDUSTRIAL DISTRIBUTION
     3,800,000   Grafton Group (Ireland)                              26,189
                 BUILDERS, WHOLESALERS & DIY RETAILING
       975,000   Airgas                                               20,943
                 INDUSTRIAL GAS DISTRIBUTOR
       900,000   Nuco2 (b)(c)                                         11,403
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
----------------------------------------------------------------------------
                                                                     122,970


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONSTRUCTION: 0.9%
       488,000   Simpson                                         $    24,820
                 WALL JOINT MAKER
       425,000   Florida Rock Industries                              23,311
                 CONCRETE & AGGREGATES
       700,000   Wienerberger (Austria)                               18,680
                 BRICKS & CLAY ROOFING TILES
       380,000   Daito Trust Construction (Japan)                     11,279
                 APARTMENT BUILDER
     3,000,000   Consorcio (Mexico) (b)                                7,449
                 LOW/MEDIUM INCOME HOUSE BUILDER
       750,000   McCarthy & Stone (United Kingdom)                     6,922
                 BUILDER OF RETIREMENT APARTMENTS
       216,000   Northwest Pipe Company (b)                            2,877
                 WATER TRANSMISSION PIPE
----------------------------------------------------------------------------
                                                                      95,338

                 >SPECIALTY CHEMICALS & INDUSTRIAL
                 MATERIALS: 1.3%
     1,850,000   Spartech (c)                                         45,584
                 PLASTICS DISTRIBUTION & COMPOUNDING
        47,000   Geberit International (Switzerland)                  23,095
                 PLUMBING SUPPLIES
     1,000,000   Schulman                                             21,320
                 PLASTICS DISTRIBUTION & COMPOUNDING
        37,000   Givaudan (Switzerland)                               19,198
                 INDUSTRIAL FRAGRANCES & FLAVORS
       450,000   Novozymes (Denmark)                                  16,408
                 INDUSTRIAL ENZYMES
        50,000   Imerys (France)                                      10,514
                 INDUSTRIAL MINERALS PRODUCER
       347,000   SYMYX (b)                                             7,131
                 MATERIALS & CHEMICALS
----------------------------------------------------------------------------
                                                                     143,250

                 >MACHINERY: 1.2%
     1,025,000   Ametek                                               49,466
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
     1,050,000   Esco Technologies (b)(c)                             45,832
                 FILTRATION & TEST EQUIPMENT
       420,000   Pentair                                              19,194
                 PUMPS, WATER TREATMENT & TOOLS
       500,000   Cobham (United Kingdom)                              10,416
                 AEROSPACE
       285,000   Gardner Denver (b)                                    6,803
                 AIR COMPRESSORS, BLOWERS & PUMPS
       150,000   Tennant                                               6,495
                 NON-RESIDENTIAL FLOOR CLEANING EQUIPMENT
----------------------------------------------------------------------------
                                                                     138,206

                 >OUTSOURCING SERVICES & TRAINING: 0.6%
     1,900,000   Labor Ready (b)                                      24,890
                 TEMPORARY MANUAL LABOR
       525,000   Bilfinger Berger (Germany)                           17,860
                 CONSTRUCTION & RELATED SERVICES
     9,500,000   Li & Fung (Hong Kong)                                16,274
                 SOURCING OF CONSUMER GOODS
       600,000   GP Strategies (b)                                     4,800
                 TRAINING PROGRAMS
----------------------------------------------------------------------------
                                                                      63,824


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONGLOMERATES: 0.2%
         5,550   Pargesa (Switzerland)                           $    14,802
                 INDUSTRIAL & MEDIA HOLDINGS
       510,000   Aalberts Industrie (Netherlands)                     13,192
                 FLOW CONTROL & HEAT TREATMENT
----------------------------------------------------------------------------
                                                                      27,994

                 >INDUSTRIAL SUPPLIERS: 0.2%
     1,800,000   Xstrata (United Kingdom)                             20,242
                 DIVERSIFIED MINING HOLDING COMPANY
----------------------------------------------------------------------------

                 >LOGISTICS: 2.2%
     2,900,000   Expeditors International of
                 Washington                                          109,214
                 INTERNATIONAL FREIGHT FORWARDER
       900,000   UTI Worldwide                                        34,137
                 INTERNATIONAL FREIGHT FORWARDER
     1,000,000   Forward Air (b)                                      27,500
                 FREIGHT TRANSPORTATION BETWEEN AIRPORTS
     1,800,000   Exel (United Kingdom)                                23,729
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
    40,000,000   Sinotrans (China)                                    18,033
                 INTEGRATED LOGISTICS IN CHINA
       759,000   Hub Group (b)(c)                                     16,349
                 TRUCK & RAIL FREIGHT FORWARDER
    11,000,000   Sembcorp Logistics (Singapore)                       12,954
                 LOGISTIC SERVICES FOR MARINE TRANSPORT
----------------------------------------------------------------------------
                                                                     241,916

                 >WATER: 1.3%
     2,400,000   Tetra Tech (b)                                       59,664
                 RESOURCE MANAGEMENT & INFRASTRUCTURE CONSULTING
       856,000   Cuno (b)(c)                                          38,546
                 FILTRATION & FLUIDS CLARIFICATION
       900,000   Pall                                                 24,147
                 FILTRATION & FLUIDS CLARIFICATION
       900,000   Insituform Technologies (b)                          14,850
                 WATER/SEWER PIPE REPAIR
       475,000   Watts Water Technologies                             10,545
                 WATER, VALVES, REGULATORS & FILTRATION
----------------------------------------------------------------------------
                                                                     147,752

                 >OTHER INDUSTRIAL SERVICES: 1.1%
     1,500,000   Clark/Bardes Consulting (b)(c)                       28,860
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
       725,000   G&K Services                                         26,644
                 UNIFORM RENTAL
       825,000   Mobile Mini (b)(c)                                   16,269
                 LEASES PORTABLE STORAGE UNITS
       590,000   Munters (Sweden)                                     14,273
                 MOISTURE & HUMIDITY CONTROL
        60,000   Schindler (Switzerland) (b)                          14,645
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
       665,500   Zardoya Otis (Spain)                                 13,835
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
       825,000   Ushio (Japan)                                        13,699
                 INDUSTRIAL LIGHT SOURCES
----------------------------------------------------------------------------
                                                                     128,225
                                                                 -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                   1,361,071
----------------------------------------------------------------------------

Columbia Acorn Fund
----------------------------------------------------------------------------
     >Statement of Investments, continued


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

ENERGY/MINERALS: 7.0%
                 >INDEPENDENT POWER: 0.2%
       570,000   Gamesa (Spain)                                  $    18,737
                 SPANISH WIND TURBINES
       720,000   Millennium Cell (b)                                   1,678
                 FUEL CELL TECHNOLOGY
----------------------------------------------------------------------------
                                                                      20,415

                 >OIL/GAS PRODUCERS: 4.3%
     6,300,000   XTO Energy                                          178,290
                 NATURAL GAS PRODUCER
     2,550,000   Ultra Petroleum (b)                                  62,781
                 NATURAL GAS PRODUCER
     1,200,000   Western Gas                                          56,700
                 OIL PRODUCER & COAL SEAM GAS PRODUCER
     1,460,000   Evergreen Resources (b)                              47,465
                 COAL SEAM GAS PRODUCER
       565,000   Talisman Energy (Canada)                             32,142
                 OIL & GAS PRODUCER
     1,200,000   Southwestern Energy (b)                              28,680
                 NATURAL GAS PRODUCER
       600,000   Quicksilver (b)                                      19,380
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       517,000   Westport Resources (b)                               15,438
                 OIL & GAS PRODUCER
       400,000   Nexen (Canada)                                       14,522
                 OIL & GAS PRODUCER
     9,165,000   Tullow Oil (United Kingdom)                          14,029
                 OIL & GAS PRODUCER
       500,000   McMoran Exploration (b)                               9,375
                 NATURAL GAS PRODUCERS & LNG DEVELOPER
     2,265,000   Tipperary (b)(c)                                      6,908
                 COAL SEAM GAS PRODUCER
----------------------------------------------------------------------------
                                                                     485,710

                 >DISTRIBUTION/MARKETING/REFINING: 1.0%
     1,260,000   Equitable Resources                                  54,079
                 NATURAL GAS UTILITY & PRODUCER
     1,250,000   Oneok                                                27,600
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
       761,000   Atmos Energy                                         18,492
                 NATURAL GAS UTILITY
     1,270,000   Aquila (b)(e)                                         8,941
                 ELECTRIC UTILITY HOLDING COMPANY
----------------------------------------------------------------------------
                                                                     109,112

                 >OIL SERVICES: 1.5%
     1,900,000   FMC Technologies (b)                                 44,270
                 OIL & GAS WELL HEAD MANUFACTURER
       730,000   Carbo Ceramics                                       37,412
                 NATURAL GAS WELL STIMULANTS
     4,750,000   Newpark Resources (b)(c)                             22,753
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
     1,750,000   Key Energy Services (b)                              18,043
                 OIL & GAS WELL WORKOVER SERVICES
     2,200,000   Saipem (Italy)                                       17,768
                 OFFSHORE CONSTRUCTION & DRILLING


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     1,050,000   Enerflex Systems (Canada)                       $    16,412
                 NATURAL GAS COMPRESSOR
       800,000   Hanover Compressor (b)                                8,920
                 NATURAL GAS COMPRESSOR RENTAL
----------------------------------------------------------------------------
                                                                     165,578
                                                                 -----------
ENERGY/MINERALS: TOTAL                                               780,815
----------------------------------------------------------------------------
OTHER INDUSTRIES: 5.3%
                 >REAL ESTATE: 4.3%
     1,160,000   The Rouse Company                                    54,520
                 REGIONAL SHOPPING MALLS
     1,845,000   General Growth Properties                            51,199
                 REGIONAL SHOPPING MALLS
       875,000   SL Green Realty                                      35,919
                 MANHATTAN OFFICE BUILDINGS
       800,000   Macerich Company                                     35,600
                 REGIONAL SHOPPING MALLS
       699,000   Forest City Enterprises, Cl. B                       33,762
                 COMMERCIAL & RESIDENTIAL PROPERTY DEVELOPER
       725,000   Mills                                                31,900
                 REGIONAL SHOPPING MALLS
       690,000   Federal Realty Investment Trust                      26,489
                 SHOPPING CENTERS
       700,000   Manufactured Home Communities                        26,355
                 MANUFACTURED HOME COMMUNITIES
     1,375,000   Crescent Real Estate Equities                        23,554
                 CLASS A OFFICE BUILDINGS
       400,000   Chelsea Properties Group                             21,924
                 OUTLET MALLS
       975,000   Glimcher Realty Trust                                21,821
                 REGIONAL SHOPPING MALLS
       540,000   AMB Property                                         17,755
                 INDUSTRIAL PROPERTIES
       700,000   Keystone Property Trust                              15,463
                 INDUSTRIAL PROPERTIES
       291,000   LNR Property                                         14,407
                 DISTRESSED PROPERTY FINANCE
       400,000   Gables Residential Trust                             13,896
                 APARTMENTS
       200,000   Essex Property Trust                                 12,844
                 WEST COAST APARTMENTS
       650,000   United Dominion Realty                               12,480
                 APARTMENTS
       574,000   LaSalle Hotel Properties                             10,648
                 UPSCALE/FULL SERVICE HOTELS
       190,000   Consolidated Tomoka                                   6,213
                 FLORIDA LAND OWNER
       299,275   Security Capital European
                 Realty (Luxembourg) (b)(e)                            5,315
                 SELF STORAGE PROPERTIES
       380,000   Highland Hospitality (b)                              4,142
                 HOTEL REAL ESTATE INVESTMENT TRUST
       133,000   Am NV (Netherlands)                                   1,032
                 PROPERTY DEVELOPER
----------------------------------------------------------------------------
                                                                     477,238


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >WASTE MANAGEMENT: 0.2%
       533,000   Waste Connections (b)                           $    20,131
                 SOLID WASTE MANAGEMENT
----------------------------------------------------------------------------

                 >TRANSPORTATION: 0.3%
       140,000   Kobenhavns Lufthavne (Denmark)                       16,392
                 COPENHAGEN AIRPORT AUTHORITY
       500,000   Grupo Aeroportaurio Del Sureste
                 (Mexico)                                              8,800
                 CANCUN & COZUMEL AIRPORT OPERATOR
    15,000,000   Comfort Group (Singapore)                             7,198
                 TAXI SERVICE
----------------------------------------------------------------------------
                                                                      32,390

                 >REGULATED UTILITIES: 0.5%
     1,100,000   Unisource Energy                                     27,126
                 ELECTRIC UTILITY IN ARIZONA
       850,000   Northeast Utilities                                  17,145
                 REGULATED ELECTRIC UTILITY
       899,800   Red Electrica (Spain)                                14,737
                 SPANISH POWER GRID
----------------------------------------------------------------------------
                                                                      59,008
                                                                 -----------
OTHER INDUSTRIES: TOTAL                                              588,767

TOTAL COMMON STOCKS AND OTHER
                                                                 -----------
  EQUITY-LIKE SECURITIES: 92.1%                                   10,288,675
                 (COST: $6,468,313)


PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 7.8%
                 Yield 0.88% - 1.15%
                 Due 1/02/04 - 2/14/04
  $     75,000   John Hancock Financial                          $    74,936
        75,000   Citicorp                                             74,911
        74,000   Household Finance                                    73,966
        74,000   General Electric Capital                             73,917
        70,000   American Express Credit                              69,939
        62,000   Virginia Electric & Power                            61,979
        59,000   Schering Plough                                      58,991
        58,000   State Street Bank & Trust                            57,955
        52,000   Toyota Credit                                        51,955
        50,193   Cambell Soup                                         50,183
        50,000   Bayer                                                49,951
        49,000   Marshall & IIsley                                    48,964
        48,000   Cargill                                              47,983
        37,000   AIG Funding                                          36,994
        10,000   US Treasury Bill                                      9,998
        32,863   Repurchase Agreement with State
                   Street Bank & Trust Co., dated
                   12/31/03, due 1/02/04 at 0.85%
                   collateralized by Federal
                   National Mortgage Association
                   Notes maturing 1/15/06, Market
                   Value $33,523 (repurchase
                   proceeds: $32,865)                                 32,863
----------------------------------------------------------------------------
                 (AMORTIZED COST: $875,485)                          875,485
                                                                 -----------
TOTAL INVESTMENTS: 99.9%                                          11,164,160
                 (COST: $7,343,798) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.1%                           4,655
                                                                 -----------
TOTAL NET ASSETS: 100%                                           $11,168,815
============================================================================

Columbia Acorn Fund
     >Statement of Investments, continued

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investments was $7,338,384 and net unrealized appreciation was $3,825,776 consisting of gross unrealized appreciation of $4,118,963 and gross unrealized depreciation of $293,187.

(b)  Non-income producing security.

(c) On December 31, 2003, the fund held the following percentages of the outstanding voting shares of the companies listed below:

     AnswerThink Consulting             10.34%
     Christopher & Banks                 9.90%
     Gibraltar Steel                     9.88%
     New Horizons Worldwide              9.87%
     World Acceptance                    9.85%
     Hub Group                           9.83%
     Skillsoft Publishing                9.80%
     Actuate                             9.77%
     Indus International                 9.63%
     Analysts International              9.50%
     Gaiam                               9.24%
     Seachange International             9.19%
     Novoste                             9.16%
     MAPICS                              8.84%
     BSQUARE                             8.81%
     Igate Capital                       8.79%
     Systems & Computer Technology       8.78%
     Nuco2                               8.46%
     MRO Software                        8.22%
     Helen of Troy                       8.18%
     Esco Technologies                   8.17%
     Clark/Bardes Consulting             8.12%
     Witness Systems                     7.96%
     Quaker City Bancorp                 7.94%
     E.Piphany                           7.66%
     JDA Software Group                  7.58%
     COMARCO                             7.39%
     NDCHealth Group                     7.26%
     First Years                         7.24%
     AFC Enterprises                     7.15%
     Aspect Communications               7.13%
     Sequenom                            7.00%
     Action Performance                  6.98%
     Bally Total Fitness                 6.91%
     Monarch Casino & Resort             6.80%
     Watsco                              6.77%
     Sangamo Biosciences                 6.45%
     Princeton Review                    6.40%
     Steven Madden                       6.32%
     Coinstar                            6.07%
     Pinnacle Entertainment              6.03%
     DVI Health Services                 5.93%
     First Health Group                  5.92%
     Ciphergen Biosystems                5.92%
     Spartech                            5.92%
     Newpark Resources                   5.87%
     Glacier Bancorp                     5.80%
     Micros Systems                      5.79%
     Tipperary                           5.77%
     Mobile Mini                         5.75%
     Kronos                              5.75%
     Hawthorne Financial                 5.71%
     Aclara Biosciences                  5.53%
     Clarcor                             5.53%
     Ciber                               5.44%
     Steiner Leisure                     5.43%
     Anchor Bancorp Wisconsin            5.31%
     ClickSoftware Technologies          5.29%
     Excel Technologies                  5.25%
     American Woodmark                   5.23%
     Avid Technology                     5.21%
     InfoUSA                             5.14%
     Monaco Coach                        5.14%
     Cuno                                5.07%
     Saga Communications                 5.05%


     The aggregate cost and value of these companies at December 31, 2003, was $1,322,612 and $1,914,723 respectively. Investments in affiliate companies represent 17.14% of total net assets at December 31, 2003. Investment activity and income amounts relating to affiliates during the year ended December 31, 2003 were as follows:

                 Dividend Income                 $    4,319
                 Net realized loss               $     (225)
                 Change in unrealized loss       $  708,696

                 Purchases                       $  344,232
                 Proceeds from sales             $   89,746

     In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at December 31, 2003. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On December 31, 2003, the market value of foreign securities (in thousands) represents 12.65% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                   VALUE         PERCENT
                                ============     =======
     Canada                     $    184,588        1.65%
     United Kingdom                  157,091        1.41
     Ireland                         154,922        1.39
     Switzerland                      91,525        0.82
     France                           77,281        0.69
     Japan                            68,506        0.61
     Hong Kong                        62,587        0.56
     Netherlands                      61,589        0.55
     Italy                            52,104        0.47
     Singapore                        52,066        0.47
     Germany                          47,410        0.42
     Spain                            47,310        0.42
     Sweden                           47,048        0.42
     Norway                           39,885        0.36

                                    VALUE        PERCENT
                                ============     =======
     Australia                  $     34,297        0.31%
     South Korea                      32,869        0.30
     Denmark                          32,800        0.29
     Luxembourg                       29,286        0.26
     New Zealand                      25,501        0.23
     India                            24,075        0.22
     Austria                          18,680        0.17
     China                            18,279        0.16
     Mexico                           16,249        0.15
     Finland                          16,013        0.14
     Belgium                           9,398        0.08
     Greece                            6,729        0.06
     Chile                             4,849        0.04
                                ------------     -------
     Total Foreign Portfolio    $  1,412,937       12.65%
                                ============     =======


1-800-922-6769

(e) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2003, these securities (in thousands) amounted to $31,574, which represents 0.3% of total net assets.

     Additional information on these securities is as follows:


                                     ACQUISITION         SHARES/
SECURITY                                 DATES          PAR (000)   COST (000)  VALUE (000)
-------------------------------------------------------------------------------------------

Locus Discovery, Series D Pfd.          09/05/01            1,875   $   7,500   $     7,500
Security Capital European Realty   08/20/98-11/12/99          299       5,985         5,315
Aquila                             04/23/01-12/19/01        1,270      28,382         8,941
Perlegen Sciences                       03/30/01            1,250       5,000         1,950
SYRRX, Series C                         01/08/01              461       2,997         2,397
The Investment Company of China    10/22/92-03/15/00          200       1,690           246
Microdose                               11/24/00              360       2,005           180
Gadzooks 5.00% Convertible              10/08/03        $   6,000       6,000         4,485
NeoPlanet, Series A                     02/12/99              250       2,000            29
NeoPlanet, Series B                     02/17/00               53         641            11
Vital Stream, Cl. B                10/03/01-09/30/02          829         290           520
                                                                    ---------   -----------
                                                                    $  62,490   $    31,574
                                                                    =========   ===========

Columbia Acorn International
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)


                                                       NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03

Additions
----------------------------------------------------------------------------
     EUROPE

>GERMANY/AUSTRIA
Wienerberger (Austria)                                    0          300,000
Zapf Creation                                       240,000          300,000

>NORWAY
Den Norske Bank                                   2,190,000        2,610,000

>SWEDEN
Hexagon                                             250,000          293,000

>FRANCE
Camaieu                                                   0           34,000
Imerys                                                    0           40,000

>UNITED KINGDOM/IRELAND
Business Post                                       600,000          800,000
Expro International                               2,500,000        2,700,000
Intermediate Capital                                200,000          300,000
Irish Life & Permanent (Ireland)                  1,000,000        1,100,000
Jardine Lloyd Thompson                                    0          600,000
Kensington                                                0        1,000,000
Nestor Healthcare                                 1,360,000        1,520,000
Smith & Nephew                                    1,400,000        1,550,000
Tullow Oil                                        6,500,000        8,000,000

>NETHERLANDS
AM NV                                                     0          133,000
Sligro Food Group                                     7,768          362,000
Vopak                                               800,000          900,000

>ITALY
Amplifon                                                  0           90,000

>FINLAND
Sponda                                                    0          816,000

>GREECE
Intralot                                                  0          465,000


                                                       NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03

----------------------------------------------------------------------------
     ASIA

>HONG KONG
Esprit Holdings                                           0        1,500,000

>JAPAN
Nissin Healthcare                                         0          260,000
Park 24                                                   0          413,000
Shimano                                                   0          543,000

>SINGAPORE
Venture                                           1,480,000        1,920,000

>INDONESIA
PT Perusahaan Gas Negara                                  0       30,000,000

----------------------------------------------------------------------------
     LATIN AMERICA

>CHILE
CorpBanca                                                 0          186,000

----------------------------------------------------------------------------
     OTHER COUNTRIES

>AUSTRALIA/NEW ZEALAND
Sky City Entertainment
(New Zealand)                                     2,000,000        4,000,000
Tabcorp Holdings                                          0          400,000

>CANADA
Masonite International                              240,000          420,000
Nexen                                                     0          300,000
Patheon                                             600,000        1,261,000

>UNITED STATES
Central European Distribution                        19,700          134,600


1-800-922-6769

                                                       NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03

Sales
----------------------------------------------------------------------------
     EUROPE

>GERMANY/AUSTRIA
Deutsche Boerse                                     275,000          175,000
Software AG (Austria)                               655,000                0

>SWEDEN
Castellum                                           520,000          470,000

>FRANCE/BELGIUM
Neopost                                             500,000          390,000
Omega Pharma (Belgium)                              445,000          244,000

>UNITED KINGDOM/IRELAND
Hit Entertainment                                 3,650,000        3,500,000
Marconi                                           1,075,000                0
Torex                                               700,000                0
Xstrata                                             800,000                0

>SPAIN
Gamesa                                              530,000          435,000
Zardoya Otis                                        376,000                0

>NETHERLANDS
Hunter Douglas                                      545,000          433,000
OPG Groep                                           377,000          349,000

>LUXEMBOURG
Tenaris                                             424,000          400,000

>FINLAND
Amer Group                                          384,000          185,000

>ITALY
Parmalat Finanziaria                              2,700,000                0
Saipem                                            1,500,000                0


                                                       NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03

----------------------------------------------------------------------------
     ASIA

>HONG KONG
TVB                                               3,000,000        2,000,000

>INDIA
Housing Development Finance                       2,000,000        1,700,000

>JAPAN
ARRK                                                220,000          180,000

>SOUTH KOREA
Cheil Communications                                 70,000                0
S1 Corporation                                      500,000                0

>SINGAPORE
Comfort Group                                    27,000,000        1,500,000

>TAIWAN
Chroma Ate                                        6,582,972                0

----------------------------------------------------------------------------
     OTHER COUNTRIES

>AUSTRALIA/NEW ZEALAND
Computershare                                     5,000,000                0
Jupiters                                          2,500,000                0
The Warehouse Group
(New Zealand)                                     3,500,000        2,000,000


>CANADA
Altagas                                             728,100                0
Kingsway Financial                                  600,000                0
Moore - Wallace                                     450,000                0

Columbia Acorn International
     >Statement of Investments, December 31, 2003


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                     COMMON STOCKS AND OTHER
                                               EQUITY-LIKE SECURITIES: 95.5%
----------------------------------------------------------------------------
EUROPE: 61.0%

                 >GERMANY/AUSTRIA: 7.8%
       335,000   Rhoen-Klinikum Pfd.                             $    18,783
       300,000   Rhoen-Klinikum                                       15,497
                 HOSPITAL MANAGEMENT
       500,000   GFK                                                  14,376
                 MARKET RESEARCH SERVICES
       550,000   Hugo Boss Designs                                    11,053
                 FASHION APPAREL
       300,000   Bilfinger Berger                                     10,206
                 CONSTRUCTION & RELATED SERVICES
       175,000   Deutsche Boerse                                       9,558
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
       200,000   Flughafen Wien (Austria)                              9,374
                 VIENNA AIRPORT AUTHORITY
       325,000   Kali & Salz                                           8,910
                 POTASH PRODUCTS, FERTILIZERS, SALT & WASTE
                 MANAGEMENT
       300,000   Wienerberger (Austria)                                8,006
                 BRICKS & CLAY ROOFING TILES
     1,000,000   Takkt                                                 7,434
                 MAIL ORDER RETAILER OF OFFICE & WAREHOUSE
                 DURABLES
       300,000   Zapf Creation                                         7,231
                 TOY MANUFACTURER
        75,000   Beru                                                  4,886
                 AUTO PARTS & ELECTRONICS
        35,300   Mayr-Melnhof (Austria)                                4,239
                 CARTONBOARD & PACKAGING
       200,000   Lion Bioscience (b)                                     816
                 BIOINFORMATICS
----------------------------------------------------------------------------
                                                                     130,369

                 >DENMARK: 0.7%
       100,000   Kobenhavns Lufthavne                                 11,709
                 COPENHAGEN AIRPORT AUTHORITY
----------------------------------------------------------------------------

                 >NORWAY: 2.5%
     2,610,000   Den Norske Bank                                      17,384
                 LARGEST NORWEGIAN BANK
       566,000   Orkla                                                12,651
                 DIVERSIFIED CONSUMER GOODS
     1,200,000   Tomra Systems                                         7,219
                 REVERSE VENDING MACHINES
       220,000   Ekornes                                               4,059
                 NICHE FURNITURE MANUFACTURER
----------------------------------------------------------------------------
                                                                      41,313

                 >FINLAND: 1.5%
       385,000   Jaakko Poyry                                         10,575
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
       185,000   Amer Group                                            8,007
                 BRANDED SPORTING GOODS
       816,000   Sponda                                                6,796
                 OFFICE & WAREHOUSE PROPERTY COMPANY
----------------------------------------------------------------------------
                                                                      25,378


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >SWEDEN: 3.2%
     2,800,000   Intrum Justitia                                 $    14,793
                 RECEIVABLES MANAGEMENT & DEBT COLLECTION
       470,000   Castellum                                            11,108
                 OFFICE, WAREHOUSE & RETAIL PROPERTY COMPANY
       950,000   Nobia                                                 9,906
                 KITCHEN INTERIORS MANUFACTURING & DISTRIBUTION
       400,000   Munters                                               9,676
                 MOISTURE & HUMIDITY CONTROL
       293,000   Hexagon                                               7,984
                 DIVERSIFIED ENGINEERING
----------------------------------------------------------------------------
                                                                      53,467

                 >FRANCE/BELGIUM: 6.5%
       390,000   Neopost                                              19,655
                 POSTAGE METER MACHINES
       575,000   Euronext                                             14,540
                 TRADING SERVICES FOR FINANCIAL MARKETS
       270,000   Essilor International                                13,948
                 EYEGLASS LENSES
       500,000   Fininfo                                              11,774
                 DATA FEEDS FOR FRENCH BANKS & BROKERS
       130,000   Bacou Dalloz                                         10,155
                 SAFETY EQUIPMENT
        40,000   Imerys                                                8,411
                 INDUSTRIAL MINERALS PRODUCER
        90,000   Bonduelle                                             8,216
                 PRODUCER OF CANNED, FROZEN & FRESH VEGETABLES
       244,000   Omega Pharma (Belgium)                                7,747
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
        90,000   Vallourec                                             7,484
                 SEAMLESS TUBES
        50,000   Groupe Bourbon                                        5,153
                 FOOD RETAILER
        34,000   Camaieu                                               2,635
                 WOMEN'S APPAREL RETAILER
----------------------------------------------------------------------------
                                                                     109,718

                 >GREECE: 0.5%
       465,000   Intralot                                              9,069
                 LOTTERY & GAMING SYSTEMS & SERVICES
----------------------------------------------------------------------------

                 >UNITED KINGDOM/IRELAND: 17.8%
     2,310,000   Anglo Irish Bank (Ireland)                           36,410
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     1,300,000   Kerry Group (Ireland)                                24,405
                 FOOD INGREDIENTS
     3,100,000   Grafton Group (Ireland)                              21,365
                 BUILDERS, WHOLESALERS & DIY RETAILING
     3,500,000   Hit Entertainment                                    18,399
                 TELEVISION SHOWS FOR CHILDREN
     1,100,000   Irish Life & Permanent (Ireland)                     17,740
                 SAVINGS PRODUCTS
     1,300,000   Exel                                                 17,137
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
     5,800,000   RPS Group                                            15,245
                 ENVIRONMENTAL CONSULTING
       120,000   Depfa Bank (Ireland)                                 15,135
                 INTERNATIONAL PUBLIC SECTOR FINANCE
     2,700,000   Expro International                                  13,013
                 OFFSHORE OIL FIELD SERVICES


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >UNITED KINGDOM/IRELAND--CONTINUED
     1,550,000   Smith & Nephew                                  $    12,983
                 MEDICAL EQUIPMENT & SUPPLIES
       600,000   Cobham                                               12,499
                 AEROSPACE
     8,000,000   Tullow Oil                                           12,246
                 OIL & GAS PRODUCER
     1,600,000   Bunzl                                                12,188
                 DISTRIBUTION OF DISPOSABLE PRODUCTS TO FOOD INDUSTRY
     1,420,000   Spectris                                             10,792
                 ELECTRONIC INSTRUMENTS & CONTROLS
     1,400,000   Euro Money Institutional Investor                     9,790
                 FINANCIAL PUBLICATIONS
       740,000   Jurys Doyle Hotel (Ireland)                           9,044
                 HOTEL GROUP
       800,000   Business Post                                         7,369
                 PARCEL & EXPRESS MAIL SERVICE
     1,010,000   Burberry                                              6,590
                 APPAREL RETAILER
     1,000,000   Kensington                                            5,846
                 NON-CONFORMING MORTGAGE COMPANY
       300,000   Intermediate Capital                                  5,655
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
       600,000   Jardine Lloyd Thompson                                5,650
                 BUSINESS INSURANCE BROKER
     1,520,000   Nestor Healthcare                                     5,589
                 HEALTHCARE STAFFING COMPANY
       450,000   McCarthy & Stone                                      4,153
                 BUILDER OF RETIREMENT APARTMENTS
----------------------------------------------------------------------------
                                                                     299,243

                 >SWITZERLAND: 6.4%
        40,000   Geberit International                                19,656
                 PLUMBING SUPPLIES
        80,000   Kaba Holdings                                        16,164
                 BUILDING SECURITY SYSTEMS
        30,000   Givaudan                                             15,566
                 INDUSTRIAL FRAGRANCES & FLAVORS
        33,500   BKW Energie                                          12,969
                 ELECTRIC UTILITY
        13,000   Synthes-Stratec                                      12,860
                 PRODUCTS FOR ORTHOPEDIC SURGERY
        40,000   Schindler (b)                                         9,763
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
         3,000   Pargesa                                               8,001
                 INDUSTRIAL & MEDIA CONGLOMERATE
        18,000   Sika                                                  7,769
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL APPLICATION
       110,000   Bachem                                                5,641
                 PEPTIDES
----------------------------------------------------------------------------
                                                                     108,389

                 >ITALY: 2.2%
     1,200,000   Autogrill (b)                                        17,145
                 RESTAURANTS & CATERING FOR TRAVELERS
       212,000   Davide Campari                                       10,284
                 BEVERAGES
     1,700,000   De Longhi                                             7,111
                 CONSUMER APPLIANCES FOR HEATING, AIR
                 CONDITIONING & COOKING


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

        90,000   Amplifon                                        $     2,557
                 HEARING AID RETAILER
----------------------------------------------------------------------------
                                                                      37,097

                 >SPAIN: 3.3%
     2,000,000   Abengoa                                              14,540
                 ENGINEERING & CONSTRUCTION
       435,000   Gamesa                                               14,299
                 WIND TURBINES
     1,139,100   Cortefiel                                            10,477
                 APPAREL RETAILER
       600,000   Red Electrica                                         9,828
                 SPANISH POWER GRID
       400,000   Prosegur                                              6,501
                 SECURITY GUARDS
----------------------------------------------------------------------------
                                                                      55,645

                 >NETHERLANDS: 7.0%
       433,000   Hunter Douglas                                       20,246
                 DECORATIVE WINDOW COVERINGS
       900,000   Vopak                                                16,896
                 OIL & CHEMICAL STORAGE
       349,000   OPG Groep                                            15,852
                 PHARMACEUTICAL WHOLESALER & RETAILER
       687,000   United Services Group                                15,710
                 TEMPORARY STAFFING SERVICES
       585,000   IM Tech                                              15,169
                 TECHNICAL ENGINEERING
       362,000   Sligro Food Group                                    11,152
                 FOOD SERVICE & WHOLESALING
       420,000   Aalberts Industrie                                   10,864
                 FLOW CONTROL & HEAT TREATMENT
       200,000   Fugro                                                10,281
                 SURVEY & GPS SERVICES
       133,000   Am NV                                                 1,032
                 PROPERTY DEVELOPER
----------------------------------------------------------------------------
                                                                     117,202

                 >LUXEMBOURG: 1.6%
       400,000   Tenaris (b)                                          13,328
                 STEEL PIPE FOR OIL WELLS & PIPELINES
     1,280,000   SES Global                                           12,902
                 SATELLITE BROADCASTING SERVICES
----------------------------------------------------------------------------
                                                                      26,230
                                                                 -----------
EUROPE: TOTAL                                                      1,024,829
----------------------------------------------------------------------------

ASIA: 22.4%
                 >HONG KONG/CHINA: 6.6%
    35,000,000   Global Bio-Chem Technology Group                     21,639
                 CORN-BASED BIOCHEMICAL PRODUCTS
     5,000,000   Techtronic Industries                                13,846
                 POWER TOOL MANUFACTURER
     2,000,000   TVB                                                  10,098
                 TELEVISION PROGRAMMING & BROADCASTING
    20,000,000   Sinotrans (China)                                     9,016
                 INTEGRATED LOGISTICS IN CHINA
     4,000,000   Hong Kong Exchanges & Clearing                        8,656
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
    11,000,000   Zhejiang Expressway                                   7,722
                 TOLL ROAD BUILDER & OPERATOR

Columbia Acorn International
     >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >HONG KONG/CHINA--CONTINUED
    12,000,000   Jiangsu Expressway                                   $6,414
                 TOLL ROAD BUILDER & OPERATOR
    15,000,000   Linmark                                               6,134
                 APPAREL/HARD GOODS SOURCING AGENT
    14,500,000   Ngai Lik Industrial                                   5,977
                 CHINA BASED ELECTRONICS CONTRACT MANUFACTURER
     8,000,000   Hainan Meilan Airport                                 5,564
                 CHINESE AIRPORT OPERATOR
     5,000,000   Lianhua Supermarket (b)                               5,281
                 CHINESE SUPERMARKET CHAIN
     1,500,000   Esprit Holdings                                       4,985
                 GLOBAL APPAREL BRAND MANAGER
    25,000,000   Lerado Group                                          4,830
                 BABY PARAPHERNALIA
       803,000   Clear Media (b)                                         517
                 CHINA'S LARGEST OUTDOOR ADVERTISER
----------------------------------------------------------------------------
                                                                     110,679
                 >JAPAN: 8.5%
       190,000   USS                                                  13,443
                 USED CAR AUCTIONEER
       180,000   ARRK                                                 11,643
                 PROTOTYPES & MOLDS FOR NEW PRODUCT DEVELOPMENT
     1,031,000   Toyo Technica                                        11,404
                 VALUE ADDED RESELLER OF IMPORTED INSTRUMENTATION
       679,900   Ushio                                                11,290
                 INDUSTRIAL LIGHT SOURCES
       543,000   Shimano                                              11,252
                 BICYCLE COMPONENTS & FISHING TACKLE
       346,300   Daito Trust Construction                             10,279
                 APARTMENT BUILDER
       413,000   Park 24                                               9,464
                 PARKING LOT OPERATOR
       135,000   Sugi Pharmacy                                         9,337
                 DRUGSTORES
       700,000   NIFCO                                                 8,788
                 MOLDED PLASTIC COMPONENTS
       172,000   Uni-Charm                                             8,461
                 INFANT HYGIENE & FEMININE CARE PRODUCTS
        35,000   Bellsystem24                                          7,155
                 CALL CENTERS
       150,000   Eneserve                                              6,020
                 POWER GENERATORS
       260,000   Nissin Healthcare                                     5,291
                 MEAL PREPARATION
       385,000   Daiseki                                               5,257
                 WASTE DISPOSAL & RECYCLING
       325,000   Aderans                                               5,245
                 HAIR PIECES
     1,150,000   OMC Card (b)                                          4,669
                 CREDIT CARD ISSUER
       100,000   Taisei Lamick                                         2,184
                 PACKAGING MATERIALS & MACHINERY
         7,000   Kappa Create                                            591
                 SUSHI CHAIN RESTAURANT OPERATOR
----------------------------------------------------------------------------
                                                                     141,773


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >TAIWAN: 1.0%
     1,130,000   ASE Test (b)                                        $16,916
                 SEMICONDUCTOR PACKAGING & TEST SERVICES
----------------------------------------------------------------------------

                 >SOUTH KOREA: 2.2%
       355,000   Hyundai Mobis                                        19,098
                 AUTO PARTS
       165,000   Yuhan                                                 9,389
                 ETHICAL DRUG PRODUCER
       100,000   Samsung Fire & Marine                                 5,749
                 NON-LIFE INSURANCE
       315,000   Samyoung Heat Exchange                                2,522
                 POWER PLANT RELATED MACHINERY
----------------------------------------------------------------------------
                                                                      36,758
                 >INDONESIA: 0.3%
    30,000,000   PT Perusahaan Gas Negara (b)                          5,521
                 GAS PIPELINE OPERATOR
----------------------------------------------------------------------------

                 >SINGAPORE: 2.4%
     1,920,000   Venture                                              22,611
                 ELECTRONIC CONTRACT MANUFACTURER
     9,000,000   Sembcorp Logistics                                   10,599
                 LOGISTIC SERVICES FOR MARINE TRANSPORT
    15,000,000   Comfort Group                                         7,198
                 TAXI SERVICE
----------------------------------------------------------------------------
                                                                      40,408
                 >INDIA: 1.4%
     1,700,000   Housing Development Finance                          24,075
                 MORTGAGE LOAN PROVIDER
                                                                     -------
ASIA: TOTAL                                                          376,130
----------------------------------------------------------------------------
LATIN AMERICA: 1.4%
                 >MEXICO: 1.1%
       600,000   Grupo Aeroportuario                                  10,560
                 MEXICAN AIRPORT AUTHORITY
     3,000,000   Consorcio ARA (b)                                     7,449
                 LOW/MEDIUM INCOME HOUSE BUILDER
----------------------------------------------------------------------------
                                                                      18,009
                 >CHILE: 0.3%
       186,000   CorpBanca (b)                                         4,849
                 CHILE'S 3RD LARGEST LOCAL BANK
                                                                     -------
LATIN AMERICA: TOTAL                                                  22,858
----------------------------------------------------------------------------
OTHER COUNTRIES: 10.7%
                 >AUSTRALIA/NEW ZEALAND: 3.6%
     3,000,000   Billabong International                              16,106
                 SURFWEAR APPAREL MANUFACTURER
     4,000,000   Sky City Entertainment (New Zealand)                 12,082
                 CASINO/ENTERTAINMENT COMPLEX
     2,500,000   Lion Nathan                                          11,370
                 AUSTRALIAN BEER BREWER/DISTRIBUTOR
       350,000   Perpetual Trustees                                   11,227
                 INVESTMENT MANAGEMENT
     2,000,000   The Warehouse Group (New Zealand)                     6,709
                 WAREHOUSE CLUB
       400,000   Tabcorp Holdings                                      3,382
                 AUSTRALIA'S LARGEST GAMING COMPANY
----------------------------------------------------------------------------
                                                                      60,876


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CANADA: 6.8%
     1,000,000   Corus Entertainment                                 $21,279
                 TV PROGRAMMING & RADIO STATIONS
       365,000   Talisman Energy                                      20,764
                 OIL & GAS PRODUCER
       300,000   Power Financial                                      11,498
                 LIFE INSURANCE & MUTUAL FUNDS
     1,261,000   Patheon (b)                                          11,358
                 PHARMACEUTICAL CONTRACT MANUFACTURER
       420,000   Masonite International (b)                           11,245
                 DOOR MANUFACTURER
       300,000   Nexen                                                10,892
                 OIL & GAS PRODUCER
     5,000,000   Esprit Exploration (b)                               10,756
                 NATURAL GAS PRODUCER
       700,000   Shawcor                                               8,444
                 OIL & GAS PIPELINE PRODUCTS
       450,000   Intrawest                                             8,322
                 OWNER/OPERATOR OF SKI RESORTS
----------------------------------------------------------------------------
                                                                     114,558
                 >UNITED STATES: 0.3%
       134,600   Central European Distribution (b)                     4,253
                 SPIRITS & WINE DISTRIBUTION
----------------------------------------------------------------------------

                                                                     -------
OTHER: TOTAL                                                         179,687

TOTAL COMMON STOCKS AND OTHER                                      ---------
EQUITY-LIKE SECURITIES: 95.5%                                      1,603,504
           (COST: $1,163,943)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 3.8%
$       33,000   Toyota Motor Credit 1.02%
                   Due 1/06/04                                       $32,995
        30,563   Repurchase Agreement with
                   State Street Bank & Trust
                   Co., dated 12/31/03, due 1/02/04
                   at 0.85% collateralized by
                   Federal National Mortgage
                   Association Notes maturing
                   1/15/06, Market Value $31,176
                   (repurchase proceeds: $30,564)                     30,563
----------------------------------------------------------------------------
                 (AMORTIZED COST: $63,558)                            63,558

                                                                   ---------
TOTAL INVESTMENTS (D): 99.3%                                       1,667,062
                 (COST: $1,227,501) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.7%                          11,270

                                                                  ----------
TOTAL NET ASSETS: 100%                                            $1,678,332
============================================================================


________________________________________________________________________________
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investment was $1,230,952 and net unrealized appreciation was $436,110 consisting of gross unrealized appreciation of $488,906 and gross unrealized depreciation of $52,796.

(b) Non-income producing security.

(c) On December 31, 2003, the fund did not have any investments in affiliate companies. There were sales proceeds of $1,187, resulting in net realized losses of $2,588 in affiliate companies during the year ended December 31, 2003. There was no other investment activity.

(d) On December 31, 2003, the Fund's total investments were denominated in currencies as follows:

                                                                   % OF
        CURRENCY                                  VALUE         NET ASSETS
----------------------------------------------------------------------------
    Euro                                        $621,599          37.0%
    British Pounds                               175,144          10.4
    Japanese Yen                                 141,773           8.5
    Canadian Dollars                             114,682           6.8
    Hong Kong Dollars                            110,680           6.6
    Swiss Francs                                 108,389           6.5
    Other currencies less than
     5% of total net assets                      394,795          23.5
                                              ----------       -------
                                              $1,667,062          99.3%
                                              ==========       =======

Columbia Acorn International
     >Portfolio Diversification

At December 31, 2003, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                       VALUE (000)   PERCENT
----------------------------------------------------------------------------

>INFORMATION TECHNOLOGY
Business Information and
    Marketing Services                                   $48,550         2.9%
Television Programming                                    39,678         2.4
Financial Processors                                      32,754         1.9
Contract Manufacturing                                    28,588         1.7
Instrumentation                                           23,012         1.4
Semiconductors and Related
    Equipment                                             16,916         1.0
Satellite Broadcasting                                    12,902         0.8
Television Broadcasting                                   10,098         0.6
Publishing                                                 9,790         0.6
Advertising                                                  517         0.0
----------------------------------------------------------------------------
                                                         222,805        13.3
>HEALTHCARE
Medical Equipment                                         39,791         2.4
Services                                                  34,479         2.1
Hospital Management                                       34,280         2.0
Pharmaceuticals                                           20,747         1.2
Biotechnology/ Drug Delivery                               5,641         0.3
----------------------------------------------------------------------------
                                                         134,938         8.0
>CONSUMER GOODS/SERVICES
Food                                                      83,216         5.0
Retail                                                    48,571         2.9
Furniture and Textiles                                    45,456         2.7
Durables Goods                                            37,095         2.2
Apparels                                                  33,293         2.0
Beverage                                                  21,654         1.3
Other Consumer Services                                   19,539         1.2
Restaurants                                               17,736         1.1
Consumer Goods Distribution                               17,696         1.0
Travel                                                    17,366         1.0
Casinos                                                   15,464         0.9
Nondurables                                               10,645         0.6
Gaming                                                     9,069         0.5
Leisure Products                                           8,007         0.5
Other Entertainment                                        7,231         0.4
----------------------------------------------------------------------------
                                                         392,038        23.3
>FINANCE
Banks                                                     73,778         4.4
Insurance                                                 29,139         1.7
Other Finance Companies                                   26,294         1.6
Savings and Loans                                         24,075         1.4
Money Management                                          22,725         1.4
Credit Cards                                               4,669         0.3
----------------------------------------------------------------------------
                                                         180,680        10.8

                                                       VALUE (000)   PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                               $113,640         6.8%
Industrial Materials                                      76,536         4.6
Outsourcing and Training Services                         64,220         3.8
Conglomerates                                             41,389         2.5
Electrical Components                                     38,088         2.3
Construction                                              35,772         2.1
Machinery                                                 29,396         1.7
Speciality Chemicals                                      23,335         1.4
Industrial Distribution                                   21,365         1.3
Steel                                                     20,812         1.2
----------------------------------------------------------------------------
                                                         464,553        27.7
>ENERGY/MINERALS
Oil/Gas Producers                                         54,658         3.2
Oil Services                                              31,738         1.9
Independent Power                                          6,020         0.4
Refining/Marketing/Distribution                            5,521         0.3
----------------------------------------------------------------------------
                                                          97,937         5.8
>OTHER INDUSTRIES
Transportation                                            58,541         3.5
Real Estate                                               29,215         1.7
Regulated Utilities                                       22,797         1.4
----------------------------------------------------------------------------
                                                         110,553         6.6



TOTAL COMMON STOCKS AND                                ---------     -------
   OTHER EQUITY-LIKE SECURITIES:                       1,603,504        95.5

SHORT-TERM OBLIGATIONS:                                   63,558         3.8
                                                       ---------     -------
TOTAL INVESTMENTS:                                     1,667,062        99.3

CASH AND OTHER ASSETS
   LESS LIABILITIES:                                      11,270         0.7
                                                      ----------     -------
TOTAL NET ASSETS:                                     $1,678,332       100.0%
==============================================================================


1-800-922-6769

Columbia Acorn USA
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                          NUMBER OF SHARES
                                                       ---------------------
                                                       09/30/03    12/31/03

Additions
----------------------------------------------------------------------------
          INFORMATION

Andrew                                                   100,000     480,000
AnswerThink Consulting                                   670,000   1,005,500
Commonwealth Telephone                                   293,800     363,800
Crown Castle International                               955,000   1,005,000
DoubleClick                                                    0     925,600
Igate Capital                                                  0     200,000
Integrated Circuit Systems                               175,300     365,300
Kronos                                                   221,100     331,650
Spanish Broadcasting System                              150,000     603,200
Symmetricon                                                    0     270,500
Unova                                                    115,000     180,000

----------------------------------------------------------------------------
          HEALTH CARE
CTI Molecular Imaging                                    178,900     245,000
Enzon                                                    211,400     311,500
First Health Group                                       714,000     744,000

----------------------------------------------------------------------------
          CONSUMER GOODS/SERVICES
Aeropostale                                              150,500     290,500
Central Parking                                                0     181,700
Coinstar                                                  85,000     435,000
Leapfrog Enterprises                                           0      50,000
Petco Animal Supplies                                     25,000      95,000
Winn Dixie Stores                                              0     710,000

----------------------------------------------------------------------------
          FINANCE
HCC Insurance Holdings                                   350,000     430,000
TCF Financial                                             79,500     131,500
United National Group                                          0      71,400

----------------------------------------------------------------------------
          INDUSTRIAL GOODS/SERVICES
Esco Technologies                                         59,000     282,000
Gibraltar Steel                                                0      50,000
Pentair                                                        0      63,400

----------------------------------------------------------------------------
          ENERGY/MINERALS
FMC Technologies                                         166,700     401,700
Newpark Resources                                        651,000     905,600
Quicksilver                                              208,800     305,000
Western Gas                                              123,000     136,000

----------------------------------------------------------------------------
          OTHER INDUSTRIES
Northeast Utilities                                            0      90,000

Columbia Acorn USA
     >Statement of Investments, December 31, 2003

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 93.4%
----------------------------------------------------------------------------
INFORMATION: 38.7%
                 >BROADCASTING: 2.7%
       333,100   Salem Communications (b)                             $9,034
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
       603,200   Spanish Broadcasting (b)                              6,334
                 SPANISH LANGUAGE RADIO STATIONS
       138,500   Gray Television                                       2,094
                 MID MARKET AFFILIATED TV STATIONS
        57,000   Saga Communications (b)                               1,056
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
----------------------------------------------------------------------------
                                                                      18,518
                 >TELEVISION PROGRAMMING: 0.7%
       600,000   Mediacom Communications (b)                           5,202
                 CABLE TELEVISION FRANCHISES
----------------------------------------------------------------------------

                 >TELECOMMUNICATIONS/WIRELINE
                 COMMUNICATIONS: 2.8%
       363,800   Commonwealth Telephone (b)                           13,733
                 RURAL PHONE FRANCHISES & CLEC
       480,000   Andrew (b)                                            5,525
                 WIRELESS INFRASTRUCTURE EQUIPMENT
----------------------------------------------------------------------------
                                                                      19,258
                 >TELECOMMUNICATION EQUIPMENT: 0.3%
       270,500   Symmetricom (b)                                       1,969
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------

                 >MOBILE COMMUNICATIONS: 4.9%
       927,000   Western Wireless (b)                                 17,020
                 RURAL CELLULAR PHONE SERVICES
     1,005,000   Crown Castle International (b)                       11,085
                 COMMUNICATION TOWERS IN USA & UK
        60,000   Telephone & Data Systems                              3,753
                 CELLULAR & TELEPHONE SERVICES
       182,700   COMARCO (b)                                           2,010
                 WIRELESS NETWORK TESTING
----------------------------------------------------------------------------
                                                                      33,868
                 >COMPUTER SERVICES: 2.7%
       786,000   RCM Technologies (b)(c)                               5,793
                 TECHNOLOGY ENGINEERING SERVICES
     1,005,500   AnswerThink Consulting (b)                            5,581
                 IT INTEGRATOR FOR FORTUNE 2000
       232,000   American Management Systems (b)                       3,496
                 SOFTWARE DEVELOPMENT SERVICES
       200,000   Igate Capital (b)                                     1,570
                 TECHNOLOGY STAFFING SERVICES
       149,600   Ciber (b)                                             1,296
                 SOFTWARE SERVICES & STAFFING
       256,600   Analysts International (b)                              865
                 TECHNOLOGY STAFFING SERVICES
----------------------------------------------------------------------------
                                                                      18,601
                 >BUSINESS/CONSUMER SOFTWARE: 13.6%
       527,600   Micros Systems (b)                                   22,877
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
       974,000   JDA Software (b)                                     16,081
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     1,330,000   Novell (b)                                           13,992
                 SECURITY & IDENTITY MANAGEMENT SOFTWARE


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       331,650   Kronos (b)                                          $13,137
                 LABOR MANAGEMENT SOLUTIONS
       304,991   PeopleSoft (b)                                        6,954
                 HR, ERP, CRM & SUPPLY CHAIN SOFTWARE
       473,500   MRO Software (b)                                      6,373
                 ENTERPRISE MAINTENANCE SOFTWARE
       653,200   E.Piphany (b)                                         4,710
                 CRM SOFTWARE
       206,000   Group 1 Software (b)                                  3,630
                 ADDRESS VERIFICATION SOFTWARE
       140,000   SPSS (b)                                              2,503
                 STATISTICAL ANALYSIS SOFTWARE
       100,000   Aspect Communications (b)                             1,576
                 CALL CENTER SOFTWARE
        64,000   THQ (b)                                               1,082
                 ENTERTAINMENT SOFTWARE
        65,000   MAPICS (b)                                              851
                 MID MARKET ERP SOFTWARE
        34,000   Activision (b)                                          619
                 ENTERTAINMENT SOFTWARE
----------------------------------------------------------------------------
                                                                      94,385
                 >INTERNET: 1.4%
       925,600   DoubleClick (b)                                       9,460
                 INTERNET ADVERTISING & DIRECT MARKETING
                 STATISTICAL DATA
----------------------------------------------------------------------------

                 >TRANSACTION PROCESSORS: 1.8%
       211,640   Global Payments                                       9,972
                 CREDIT CARD PROCESSOR
       140,000   Euronet Worldwide (b)                                 2,520
                 ATM PROCESSOR
        21,000   Pegasus Systems (b)                                     220
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
----------------------------------------------------------------------------
                                                                      12,712
                 >BUSINESS INFORMATION/MARKETING
                 SERVICES/PUBLISHING: 1.2%
       102,800   Getty Images (b)                                      5,153
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
       110,000   Navigant Consulting (b)                               2,075
                 CONSULTING FIRM
        58,600   Information Holdings (b)                              1,295
                 PATENT & OTHER BUSINESS INFORMATION
----------------------------------------------------------------------------
                                                                       8,523
                 >CONTRACT MANUFACTURING: 0.3%
       140,000   Plexus (b)                                            2,404
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------

                 >INSTRUMENTATION: 0.3%
        60,000   Trimble Navigation (b)                                2,234
                 GPS-BASED INSTRUMENTS
----------------------------------------------------------------------------

                 >COMPUTER HARDWARE/SEMICONDUCTORS/
                 RELATED EQUIPMENT: 6.0%
       186,000   Zebra Technologies (b)                               12,345
                 BAR CODE PRINTERS
       365,300   Integrated Circuit Systems (b)                       10,407
                 SILICON TIMING DEVICES
       424,100   Seachange International (b)                           6,531
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >COMPUTER HARDWARE/SEMICONDUCTORS/
                 RELATED EQUIPMENT--CONTINUED
       180,000   Unova (b)                                            $4,131
                 BARCODE & WIRELESS LAN SYSTEMS
        70,000   Littelfuse (b)                                        2,017
                 LITTLE FUSES
        50,000   Avocent (b)                                           1,826
                 COMPUTER CONTROL SWITCHES
       200,000   Cable Design Technologies (b)                         1,798
                 NETWORKING & SPECIALTY CABLES
        40,000   Rogers (b)                                            1,765
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
        70,000   IXYS (b)                                                654
                 POWER SEMICONDUCTORS
----------------------------------------------------------------------------
                                                                      41,474
                                                                 -----------
INFORMATION: TOTAL                                                   268,608
----------------------------------------------------------------------------
HEALTH CARE: 14.6%
                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.9%
       720,000   Nektar Therapeutics (b)                               9,799
                 PULMONARY DRUG DELIVERY
       311,500   Enzon (b)                                             3,738
                 POLYMER DELIVERY TECHNOLOGY FOR IMPROVED DRUGS
       245,000   Applera Celera Genomics (b)                           3,408
                 DIAGNOSTICS & DRUG DEVELOPMENT
       375,000   Locus Discovery, Series D Pfd. (b)(d)                 1,500
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       154,000   SYRRX, Series C (b)(d)                                  801
                 X-RAY CRYSTALLOGRAPHY
        32,600   Applied Molecular Evolution (b)                         580
                 MONOCLONAL ANTIBODIES VIA MOLECULAR EVOLUTION
       363,636   Metabolex, Series F (b)(d)                               53
                 DRUGS FOR DIABETES
----------------------------------------------------------------------------
                                                                      19,879
                 >MEDICAL EQUIPMENT: 5.3%
       573,000   Edwards Lifesciences (b)                             17,236
                 HEART VALVES
       220,000   Viasys Healthcare (b)                                 4,532
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       245,000   CTI Molecular Imaging (b)                             4,143
                 MEDICAL DIAGNOSTIC DEVICES
        98,500   ICU Medical (b)                                       3,377
                 INTRAVENOUS THERAPY PRODUCTS
       135,600   VISX (b)                                              3,139
                 LASER EYE SURGERY
        66,300   Diagnostic Products                                   3,044
                 IMMUNODIAGNOSTIC KITS
       345,000   Novoste (b)                                           1,653
                 RADIATION CATHETERS FOR IN-STENT RESTENOSIS
----------------------------------------------------------------------------
                                                                      37,124
                 >MEDICAL SUPPLIES: 1.2%
       222,800   Techne (b)                                            8,417
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR
                 LIFE SCIENCES
----------------------------------------------------------------------------

                 >SERVICES: 5.2%
       744,000   First Health Group (b)                               14,478
                 PPO NETWORK

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       423,800   NDCHealth Group                                     $10,858
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING
                 SERVICES
       246,800   Lincare Holdings (b)                                  7,411
                 HOME HEALTH CARE SERVICES
       100,000   Dendrite International (b)                            1,567
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
        40,000   Charles River Laboratories (b)                        1,373
                 PHARMACEUTICAL RESEARCH
        26,000   Medquist (b)                                            418
                 MEDICAL TRANSCRIPTION SERVICES
----------------------------------------------------------------------------
                                                                      36,105
                                                                     -------
HEALTH CARE: TOTAL                                                   101,525
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 14.2%
                 >-CONSUMER SERVICES: 4.2%
       387,000   ITT Educational Services (b)                         18,177
                 POSTSECONDARY DEGREE PROGRAMS
       435,000   Coinstar (b)                                          7,856
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       181,700   Central Parking                                       2,713
                 OWNER, OPERATOR & MANAGER OF PARKING
                 LOTS & GARAGES
        48,900   Bally Total Fitness (b)                                 342
                 NATIONAL CHAIN OF FITNESS CENTERS
----------------------------------------------------------------------------
                                                                      29,088
                 >APPAREL: 1.2%
       197,600   Steven Madden (b)                                     4,031
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
        64,000   Coach (b)                                             2,416
                 DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
        59,200   Oxford Industries                                     2,006
                 BRANDED & PRIVATE LABEL APPAREL
----------------------------------------------------------------------------
                                                                       8,453
                 >ENTERTAINMENT/LEISURE PRODUCTS: 1.0%
        91,300   International Speedway Motors                         4,077
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
        70,000   Action Performance                                    1,372
                 MOTORSPORT COLLECTIBLES & MERCHANDISING
        50,000   Leapfrog Enterprises (b)                              1,327
                 EDUCATIONAL TOYS
----------------------------------------------------------------------------
                                                                       6,776
                 >DURABLE GOODS: 0.2%
        30,000   American Woodmark                                     1,651
                 KITCHEN CABINETS
----------------------------------------------------------------------------

                 >FURNITURE: 0.5%
        85,000   Herman Miller                                         2,063
                 OFFICE FURNITURE
        20,000   Mohawk Industries (b)                                 1,411
                 CARPET & FLOORING
----------------------------------------------------------------------------
                                                                       3,474
                 >NONDURABLES: 1.4%
       167,200   Scotts Company (b)                                    9,892
                 CONSUMER LAWN & GARDEN PRODUCTS
----------------------------------------------------------------------------

Columbia Acorn USA
     >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >RETAIL: 5.7%
       290,500   Aeropostale (b)                                      $7,966
                 MALL BASED TEEN RETAILER
       710,000   Winn Dixie Stores                                     7,064
                 SUPERMARKETS IN THE SOUTHEAST US
       343,750   Christopher & Banks                                   6,713
                 WOMEN'S APPAREL RETAILER
       116,600   Urban Outfitters (b)                                  4,320
                 MULTI CHANNEL LIFESTYLE RETAILER
       130,000   Abercrombie & Fitch (b)                               3,212
                 TEEN APPAREL RETAILER
        95,000   Petco Animal Supplies (b)                             2,893
                 PET SUPPLIES & SERVICES
        50,000   Michaels Stores                                       2,210
                 CRAFT & HOBBY SPECIALTY RETAILER
        50,000   Ann Taylor (b)                                        1,950
                 WOMEN'S APPAREL RETAILER
        95,000   Genesco (b)                                           1,437
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       547,000   Gadzooks (b)(c)                                         848
                 TEEN APPAREL RETAILER
        20,000   Chico's FAS (b)                                         739
                 WOMEN'S SPECIALTY RETAIL
----------------------------------------------------------------------------
                                                                      39,352
                                                                 -----------
CONSUMER GOODS/SERVICES: TOTAL                                        98,686
----------------------------------------------------------------------------
FINANCE: 10.5%
                 >BANKS: 1.7%
       131,500   TCF Financial                                         6,753
                 GREAT LAKES BANK
       158,125   Chittenden                                            5,319
                 VERMONT & WEST MASSACHUSETTS BANK
----------------------------------------------------------------------------
                                                                      12,072
                 >FINANCE COMPANIES: 4.0%
     1,091,500   AmeriCredit (b)                                      17,388
                 AUTO LENDING
       520,200   World Acceptance (b)                                 10,357
                 PERSONAL LOANS
----------------------------------------------------------------------------
                                                                      27,745
                 >SAVINGS & LOAN: 1.3%
       110,000   Downey Financial                                      5,423
                 CALIFORNIA HOME LENDER
       116,400   Anchor Bancorp Wisconsin                              2,898
                 WISCONSIN THRIFT
        16,500   Peoples Bank Bridgeport                                 538
                 CONNECTICUT SAVINGS & LOAN
----------------------------------------------------------------------------
                                                                       8,859
                 >MONEY MANAGEMENT: 0.2%
        40,000   SEI Investments                                       1,219
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                 MANAGEMENT
----------------------------------------------------------------------------

                 >INSURANCE: 3.3%
       430,000   HCC Insurance Holdings                               13,674
                 AVIATION INSURANCE
        17,000   Markel (b)                                            4,310
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

        97,000   Harleysville Group                                   $1,929
                 COMMERCIAL & PERSONAL LINES INSURANCE
        35,000   Philadelphia Consolidated Holding (b)                 1,709
                 SPECIALTY INSURANCE
        71,400   United National Group (b)                             1,262
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                      22,884
                                                                 -----------
FINANCE: TOTAL                                                        72,779
----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 6.8%
                 >SPECIALTY CHEMICALS/INDUSTRIAL
                 MATERIALS: 0.6%
        95,000   Spartech                                              2,341
                 PLASTICS DISTRIBUTION & COMPOUNDING
        70,000   Schulman                                              1,492
                 PLASTICS DISTRIBUTION & COMPOUNDING
----------------------------------------------------------------------------
                                                                       3,833
                 >STEEL: 0.2%
        50,000   Gibraltar Steel                                       1,257
                 STEEL PROCESSING
----------------------------------------------------------------------------

                 >INDUSTRIAL DISTRIBUTION: 0.3%
       100,000   Nuco2 (b)                                             1,267
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
        50,000   Airgas                                                1,074
                 INDUSTRIAL GAS DISTRIBUTOR
----------------------------------------------------------------------------
                                                                       2,341
                 >CONSTRUCTION: 0.2%
        30,000   Florida Rock Industries                               1,645
                 CONCRETE & AGGREGATES
----------------------------------------------------------------------------

                 >MACHINERY: 2.6%
       282,000   Esco Technologies (b)                                12,309
                 FILTRATION & TEST EQUIPMENT
        63,400   Pentair                                               2,898
                 PUMPS, WATER TREATMENT & TOOLS
        55,000   Ametek                                                2,654
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
----------------------------------------------------------------------------
                                                                      17,861
                 >WATER: 0.9%
       134,000   Cuno (b)                                              6,034
                 FILTRATION & FLUIDS CLARIFICATION
----------------------------------------------------------------------------

                 >INDUSTRIAL GOODS: 0.0%
        10,300   Intermagnetics General (b)                              228
                 SUPERCONDUCTING WIRE
----------------------------------------------------------------------------

                 >LOGISTICS: 1.3%
       346,000   Hub Group (b)                                         7,453
                 TRUCK & RAIL FREIGHT FORWARDER
        59,600   Forward Air (b)                                       1,639
                 FREIGHT TRANSPORTATION BETWEEN AIRPORTS
----------------------------------------------------------------------------
                                                                       9,092


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >INDUSTRIAL SERVICES: 0.7%
       206,900   Insurance Auto Auctions (b)                     $     2,700
                 AUTO SALVAGE SERVICES
        95,000   Clark/Bardes Consulting (b)                           1,828
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
----------------------------------------------------------------------------
                                                                       4,528
                                                                 -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                      46,819
----------------------------------------------------------------------------
ENERGY/MINERALS: 7.7%
                 >OIL SERVICES: 2.6%
       401,700   FMC Technologies (b)                                  9,360
                 OIL & GAS WELL HEAD MANUFACTURER
       905,600   Newpark Resources (b)                                 4,338
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
        61,000   Carbo Ceramics                                        3,126
                 NATURAL GAS WELL STIMULANTS
       135,000   Key Energy Services (b)                               1,392
                 OIL & GAS WELL WORKOVER SERVICES
----------------------------------------------------------------------------
                                                                      18,216
                 >OIL & GAS PRODUCERS: 3.4%
       305,000   Quicksilver (b)                                       9,851
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       136,000   Western Gas                                           6,426
                 OIL & COAL SEAM GAS PRODUCER
       215,000   Ultra Petroleum (b)                                   5,293
                 NATURAL GAS PRODUCER
        82,100   Southwestern Energy (b)                               1,962
                 NATURAL GAS PRODUCER
----------------------------------------------------------------------------
                                                                      23,532
                 >DISTRIBUTION/MARKETING/REFINING: 1.7%
       193,000   Atmos Energy                                          4,690
                 NATURAL GAS UTILITY
        99,600   Equitable Resources                                   4,275
                 NATURAL GAS UTILITY & PRODUCER
        75,000   Oneok                                                 1,656
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
       115,000   Aquila (b)(d)                                           810
                 ELECTRIC UTILITY HOLDING COMPANY
----------------------------------------------------------------------------
                                                                      11,431
                                                                 -----------
ENERGY/MINERALS: TOTAL                                                53,179

NUMBER OF SHARES OR
PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

OTHER INDUSTRIES: 0.9%
                 >REAL ESTATE: 0.6%
        47,000   The Rouse Company                                    $2,209
                 REGIONAL SHOPPING MALLS
       100,000   Crescent Real Estate Equities                         1,713
                 CLASS A OFFICE BUILDINGS
        35,000   Highland Hospitality (b)                                381
                 HOTEL REAL ESTATE INVESTMENT TRUST
----------------------------------------------------------------------------
                                                                       4,303
                 >REGULATED UTILITIES: 0.3%
        90,000   Northeast Utilities                                   1,815
                 REGULATED ELECTRIC UTILITY
----------------------------------------------------------------------------

                                                                 -----------
OTHER INDUSTRIES: TOTAL                                                6,118

                                                                 -----------
TOTAL COMMON STOCKS: 93.4%                                           647,714
                 (COST: $489,314)

SHORT-TERM OBLIGATIONS: 6.4%

       $22,000   American General Finance
                   Yield 1.04% Due 1/06/04                            21,997

        22,529   Repurchase Agreement with State
                   Street Bank & Trust Co., dated
                   12/31/03, due 1/02/04 at 0.85%
                   collateralized by Federal National
                   Mortgage Association Notes
                   maturing 1/15/06, Market Value
                   $22,981 (repurchase
                   proceeds: $22,530)                                 22,529
----------------------------------------------------------------------------
                 (AMORTIZED COST: $44,526)                            44,526
                                                                 -----------
TOTAL INVESTMENTS: 99.8%                                             692,240
                 (COST: $533,840) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.2%                           1,034

                                                                 -----------
TOTAL NET ASSETS: 100%                                           $   693,274
============================================================================

________________________________________________________________________________
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investment is $533,937 and net unrealized appreciation was $158,303 consisting of gross unrealized appreciation of $190,029 and gross unrealized depreciation of $31,726.

(b) Non-income producing security.

(c) On December 31, 2003, the fund held the following percentages of the outstanding voting shares of the companies listed below:

    RCM Technologies    7.38%
    Gadzooks            5.97%

    The aggregate cost and value of these companies at December 31, 2003, were $9,999 and $6,641, respectively. Investments in affiliate companies represent 0.96% of total net assets at December 31, 2003. The change in unrealized gain in these companies amounted to $795 during the year ended December 31, 2003. There were purchases of $1,032 in affiliated companies during the year.

Columbia Acorn USA
     >Statement of Investments, continued

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2003, these securities (in thousands) amounted to $3,164, which represents 0.5% of total net assets.

    Additional information on these securities is as follows:

                              ACQUISITION
SECURITY                         DATES      SHARES (000) COST (000) VALUE (000)
------------------------------------------------------------------------------
Locus Discovery, Series D Pfd.  09/05/01            375     $1,500      $1,500
SYRRX, Series C                 01/04/01            154      1,001         801
Aquila                     10/25/01-11/14/01        115      2,433         810
Metabolex, Series F             02/11/00            364      2,000          53
                                                         ---------     -------
                                                            $6,934      $3,164
                                                         =========     =======


1-800-922-6769

Columbia Acorn International Select
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                          NUMBER OF SHARES
                                                       ---------------------
                                                       09/30/03    12/31/03
Additions
----------------------------------------------------------------------------
          EUROPE

>NORWAY
Den Norske Bank                                          201,000     209,500
Orkla                                                     19,000      38,000

>SWEDEN
Gambro                                                         0      58,000

>UNITED KINGDOM/IRELAND
BG Group                                                 200,000     300,000
Irish Life & Permanent (Ireland)                          45,000      70,000
Jardine Lloyd Thompson                                         0      45,000
Smith & Nephew                                            75,000      90,000

----------------------------------------------------------------------------
          ASIA

>HONG KONG
Esprit Holdings                                                0     200,000

>JAPAN
Shimano                                                        0      33,800
Ushio                                                          0      26,000

                                                          NUMBER OF SHARES
                                                       ---------------------
                                                       09/30/03    12/31/03

Sales
----------------------------------------------------------------------------
          EUROPE

>UNITED KINGDOM/IRELAND
Hit Entertainment                                        190,000      90,000
Marconi                                                   54,000           0
Reed Elsevier                                             90,000           0

>NETHERLANDS
Wolters Kluwer                                            28,000           0

>ITALY
Parmalat Finanziaria                                     230,000           0

----------------------------------------------------------------------------
          ASIA

>HONG KONG
TVB                                                      210,000      40,000

>JAPAN
Terumo                                                    34,000           0

Columbia Acorn International Select
     >Statement of Investments, December 31, 2003

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 95.2%
----------------------------------------------------------------------------
EUROPE: 70.9%
                 >GERMANY: 5.4%
        30,000   Rhoen-Klinikum                                       $1,682
                 HOSPITAL MANAGEMENT
        12,000   Deutsche Boerse                                         655
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
----------------------------------------------------------------------------
                                                                       2,337
                 >NORWAY: 5.2%
       209,500   Den Norske Bank                                       1,395
                 LARGEST NORWEGIAN BANK
        38,000   Orkla                                                   849
                 DIVERSIFIED CONSUMER GOODS
----------------------------------------------------------------------------
                                                                       2,244
                 >SWEDEN: 1.1%
        58,000   Gambro                                                  480
                 PRODUCTS/SERVICES FOR RENAL CARE
----------------------------------------------------------------------------

                 >FRANCE/BELGIUM: 8.5%
        25,000   Neopost                                               1,260
                 POSTAGE METER MACHINES
        22,000   Essilor International                                 1,136
                 EYEGLASS LENSES
        35,000   Euronext                                                885
                 TRADING SERVICES FOR FINANCIAL MARKETS
         2,000   Imerys                                                  421
                 INDUSTRIAL MINERALS PRODUCER
----------------------------------------------------------------------------
                                                                       3,702
                 >UNITED KINGDOM/IRELAND: 35.6%
       160,000   Anglo Irish Bank (Ireland)                            2,522
                 SMALL BUSINESS & MIDDLE MARKET BANKING
        90,000   Kerry Group (Ireland)                                 1,690
                 FOOD INGREDIENTS
       300,000   BG Group                                              1,536
                 OIL & GAS PRODUCER
       185,000   Compass Group                                         1,255
                 INTERNATIONAL CONCESSION & CONTRACT CATERER
       170,000   Grafton Group (Ireland)                               1,172
                 BUILDERS, WHOLESALERS & DIY RETAILING
        70,000   Irish Life & Permanent (Ireland)                      1,129
                 SAVINGS PRODUCTS
         8,700   Depfa Bank (Ireland)                                  1,097
                 INTERNATIONAL PUBLIC SECTOR FINANCE
       120,000   Bunzl                                                   914
                 DISTRIBUTION OF DISPOSABLE PRODUCTS TO FOOD INDUSTRY
        40,000   Cobham                                                  833
                 AEROSPACE
        90,000   Smith & Nephew                                          754
                 MEDICAL EQUIPMENT & SUPPLIES
        60,000   British Sky Broadcasting (b)                            753
                 DIGITAL SATELLITE BROADCASTING
        45,000   Exel                                                    593
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
        90,000   Hit Entertainment                                       473
                 TELEVISION SHOWS FOR CHILDREN
        45,000   Jardine Lloyd Thompson                                  424
                 BUSINESS INSURANCE BROKER

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

        48,000   Burberry                                               $313
                 APPAREL RETAILER
----------------------------------------------------------------------------
                                                                      15,458
                 >SWITZERLAND: 8.8%
         9,000   Swatch Group                                          1,080
                 WATCH & ELECTRONICS MANUFACTURER
         4,000   Schindler (b)                                           976
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
           900   Synthes-Stratec                                         890
                 PRODUCTS FOR ORTHOPEDIC SURGERY
         1,700   Givaudan                                                882
                 INDUSTRIAL FRAGRANCES & FLAVORS
----------------------------------------------------------------------------
                                                                       3,828
                 >ITALY: 2.1%
        65,000   Autogrill  (b)                                          929
                 RESTAURANTS & CATERING FOR TRAVELERS
----------------------------------------------------------------------------

                 >SPAIN: 2.3%
        60,000   Red Electrica                                           983
                 SPANISH POWER GRID
----------------------------------------------------------------------------

                 >LUXEMBOURG: 1.9%
        25,000   Tenaris                                                 833
                 STEEL PIPE FOR OIL WELLS & PIPELINES
                                                                 -----------
EUROPE: TOTAL                                                         30,794
----------------------------------------------------------------------------
ASIA:  14.1%
                 >HONG KONG: 2.0%
       200,000   Esprit Holdings                                         665
                 GLOBAL APPAREL BRAND MANAGER
        40,000   TVB                                                     202
                 TELEVISION PROGRAMMING & BROADCASTING
----------------------------------------------------------------------------
                                                                         867
                 >JAPAN: 9.5%
        10,000   Hoya                                                    918
                 OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES
         8,000   Nidec                                                   764
                 ELECTRIC MOTORS
        10,000   USS                                                     708
                 USED CAR AUCTIONEER
        33,800   Shimano                                                 700
                 BICYCLE COMPONENTS & FISHING TACKLE
        19,700   Daito Trust Construction                                585
                 APARTMENT BUILDER
        26,000   Ushio                                                   432
                 INDUSTRIAL LIGHT SOURCES
----------------------------------------------------------------------------
                                                                       4,107
                 >SINGAPORE: 2.6%
        96,000   Venture                                               1,131
                 ELECTRONIC CONTRACT MANUFACTURER
                                                                 -----------
ASIA: TOTAL                                                            6,105


1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
OTHER COUNTRIES: 10.2%
                 >AUSTRALIA: 2.7%
       260,000   Lion Nathan                                     $     1,182
                 AUSTRALIAN BEER BREWER/DISTRIBUTOR
----------------------------------------------------------------------------

                 >CANADA: 7.5%
        24,000   Talisman Energy                                       1,365
                 OIL & GAS PRODUCER
        52,000   Corus Entertainment                                   1,106
                 TELEVISION PROGRAMMING & RADIO STATIONS
        20,000   Power Financial                                         767
                 LIFE INSURANCE & MUTUAL FUNDS
----------------------------------------------------------------------------
                                                                       3,238
                                                                 -----------
OTHER: TOTAL                                                           4,420
                                                                 -----------
TOTAL COMMON STOCKS: 95.2%                                            41,319
                 (COST: $28,565)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 4.4%

$        1,930   Repurchase Agreement with
                   State Street Bank & Trust Co.,
                   dated 12/31/03, due 1/02/04
                   at 0.85% collateralized by
                   Federal National Mortgage
                   Association Notes maturing
                   8/15/04, Market Value $1,970
                   (repurchase proceeds: $1,930)                 $     1,930
----------------------------------------------------------------------------
                 (AMORTIZED COST: $1,930)                              1,930
                                                                 -----------
TOTAL INVESTMENTS (c): 99.6%                                          43,249
                 (COST: $30,495) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.4%                             157

TOTAL NET ASSETS: 100%                                           $    43,406
============================================================================


________________________________________________________________________________
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investments is $30,741 and net unrealized appreciation was $12,508, consisting of gross unrealized appreciation of $12,513 and gross unrealized depreciation of $5.

(b)  Non-income producing security.

(c) On December 31, 2003, the Fund's total investments were denominated in currencies as follows:

                                                               % OF
        CURRENCY                                  VALUE     NET ASSETS
     -----------------------------------------------------------------
     Euro                                        $15,560          35.8%
     British Pounds                                7,848          18.1
     Japanese Yen                                  4,107           9.5
     Swiss Francs                                  3,829           8.8
     Canadian Dollars                              3,246           7.5
     Norwegian Krone                               2,245           5.2
     Other currencies less than
      5% of total net assets                       6,414          14.7
                                                 -------        ------
                                                 $43,249          99.6%
                                                 =======        ======

Columbia Acorn International Select
     >Portfolio Diversification

At December 31, 2003, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                 VALUE(000)          PERCENT
----------------------------------------------------------------------------
>INFORMATION TECHNOLOGY
Television Programming                           $    1,579              3.6%
Financial Processors                                  1,540              3.5
Contract Manufacturing                                1,131              2.6
Television Broadcasting                                 955              2.2
Semiconductors and Related
    Equipment                                           918              2.1
Computer Hardware and
    Related Equipment                                   764              1.8
----------------------------------------------------------------------------
                                                      6,887             15.8

>HEALTHCARE
Medical Equipment                                     2,780              6.4
Hospital Management                                   1,682              3.9
Services                                                480              1.1
----------------------------------------------------------------------------
                                                      4,942             11.4

>CONSUMER GOODS/SERVICES
Food                                                  2,539              5.9
Restaurants                                           2,184              5.0
Durable Goods                                         1,780              4.1
Beverage                                              1,182              2.7
Retail                                                  978              2.3
Consumer Goods Distribution                             708              1.6
----------------------------------------------------------------------------
                                                      9,371             21.6

>FINANCE
Banks                                                 5,014             11.6
Insurance                                             1,553              3.6
Money Management                                        767              1.8
----------------------------------------------------------------------------
                                                      7,334             17.0


                                                 VALUE(000)         PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                            $1,569              3.6%
Electrical Components                                 1,265              2.9
Machinery                                             1,260              2.9
Industrial Distribution                               1,172              2.7
Outsourcing and Training Services                       914              2.1
Speciality Chemicals                                    882              2.0
Steel                                                   833              1.9
Industrial Materials                                    421              1.0
----------------------------------------------------------------------------
                                                      8,316             19.1

>ENERGY/MINERALS
Oil/Gas Producers                                     2,901              6.7
----------------------------------------------------------------------------
                                                      2,901              6.7

>OTHER INDUSTRIES
Regulated Utilities                                     983              2.3
Real Estate                                             585              1.3
----------------------------------------------------------------------------
                                                      1,568              3.6
                                                 ----------      -----------
TOTAL COMMON STOCKS:                                 41,319             95.2
                                                 ----------      -----------
SHORT-TERM OBLIGATIONS:                               1,930              4.4
                                                 ----------      -----------
TOTAL INVESTMENTS:                                   43,249             99.6
CASH AND OTHER ASSETS
       LESS LIABILITIES:                                157              0.4
                                                 ----------      -----------
NET ASSETS:                                      $   43,406            100.0%
============================================================================


1-800-922-6769

Columbia Acorn Select
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)


                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03
Additions
----------------------------------------------------------------------------
     INFORMATION
Interpublic Group                                 2,500,000        2,520,000
PeopleSoft                                        1,330,000        1,475,000
Synopsys                                          1,060,000        1,120,000

----------------------------------------------------------------------------
     HEALTH CARE
First Health Group                                2,150,000        2,700,000
Guidant                                           1,070,000        1,090,000
Lincare Holdings                                    480,000          490,000
Techne                                              415,000          440,000

----------------------------------------------------------------------------
     CONSUMER GOODS/SERVICES
Abercrombie & Fitch                                 640,000          660,000
Herman Miller                                     1,060,000        1,160,000
Weight Watchers                                           0          600,000

----------------------------------------------------------------------------
     FINANCE
Markel                                               87,000          110,000
TCF Financial                                       480,000          650,000



                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                  09/30/03         12/31/03

Sales
----------------------------------------------------------------------------
     CONSUMER GOODS/SERVICES

Safeway                                           1,150,000        1,050,000

Columbia Acorn Select
     >Statement of Investments, December 31, 2003

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 93.1%
----------------------------------------------------------------------------
INFORMATION: 27.3%
                 >INSTRUMENTATION: 2.4%
       560,000   Tektronix                                       $    17,696
                 ANALYTICAL INSTRUMENTS
----------------------------------------------------------------------------

                 >GAMING EQUIPMENT: 2.3%
       470,000   International Game Technology                        16,779
                 SLOT MACHINES & PROGRESSIVE JACKPOTS
----------------------------------------------------------------------------

                 >CONSUMER SOFTWARE: 3.9%
       600,000   Electronic Arts (b)                                  28,668
                 ENTERTAINMENT SOFTWARE
----------------------------------------------------------------------------

                 >BUSINESS SOFTWARE: 9.6%
     1,120,000   Synopsys (b)                                         37,811
                 SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS
     1,475,000   PeopleSoft                                           33,630
                 HR, ERP, CRM & SUPPLY CHAIN SOFTWARE
----------------------------------------------------------------------------
                                                                      71,441

                 >ADVERTISING: 5.3%
     2,520,000   Interpublic Group (b)                                39,312
                 ADVERTISING
----------------------------------------------------------------------------

                 >BUSINESS INFORMATION: 3.8%
       470,000   Moody's                                              28,459
                 RATINGS SERVICE FOR CREDIT OBLIGATIONS
                                                                 -----------
INFORMATION: TOTAL                                                   202,355
----------------------------------------------------------------------------

HEALTH CARE: 20.2%
                 >MEDICAL EQUIPMENT: 8.9%
     1,090,000   Guidant                                              65,618
                 STENTS, DEFIBRILLATORS & OTHER CARDIAC
                 MEDICAL DEVICES
----------------------------------------------------------------------------

                 >SERVICES: 9.1%
     2,700,000   First Health Group (b)                               52,542
                 PPO NETWORK

       490,000   Lincare Holdings (b)                                 14,715
                 HOME HEALTH CARE SERVICES
----------------------------------------------------------------------------
                                                                      67,257

                 >HOSPITAL/LABORATORY SUPPLIES: 2.2%
       440,000   Techne (b)                                           16,623
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR
                 LIFE SCIENCES
                                                                 -----------
HEALTH CARE: TOTAL                                                   149,498
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 28.4%
                 >LEISURE VEHICLES: 4.0%
       620,000   Harley-Davidson                                      29,469
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------

                 >CONSUMER SERVICES: 3.1%
       600,000   Weight Watchers (b)                                  23,022
                 WEIGHT LOSS PROGRAM
----------------------------------------------------------------------------


NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >RETAIL: 8.6%
       660,000   Costco                                          $    24,539
                 WAREHOUSE SUPERSTORES
     1,050,000   Safeway (b)                                          23,005
                 RETAIL FOOD & DRUG STORES
       660,000   Abercrombie & Fitch (b)                              16,309
                 TEEN APPAREL RETAILER
----------------------------------------------------------------------------
                                                                      63,853

                 >ENTERTAINMENT: 2.6%
       440,000   International Speedway Motors                        19,650
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
----------------------------------------------------------------------------

                 >FURNITURE & MANUFACTURERS: 10.1%
     1,160,000   Herman Miller                                        28,153
                 OFFICE FURNITURE
       350,000   Mohawk Industries (b)                                24,689
                 CARPET & FLOORING
       580,000   Coach (b)                                            21,895
                 DESIGNER & RETAILER OF BRANDED LEATHER
                 ACCESSORIES
----------------------------------------------------------------------------
                                                                      74,737
                                                                 -----------
>CONSUMER GOODS/SERVICES: TOTAL                                      210,731
----------------------------------------------------------------------------
FINANCE: 13.5%
                 >BANKS: 7.4%
       650,000   TCF Financial                                        33,377
                 GREAT LAKES BANK
       500,000   Associated Banc-Corp                                 21,325
                 MIDWEST BANK
----------------------------------------------------------------------------
                                                                      54,702

                 >INSURANCE: 3.8%
       110,000   Markel (b)                                           27,886
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------

                 >MONEY MANAGEMENT: 2.3%
       570,000   SEI Investments                                      17,368
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                 MANAGEMENT
                                                                 -----------
FINANCE: TOTAL                                                        99,956
----------------------------------------------------------------------------

INDUSTRIAL GOODS/SERVICES: 3.7%
                 >LOGISTICS: 3.7%
       720,000   Expeditors International of
                 Washington                                           27,115
                 INTERNATIONAL FREIGHT FORWARDER
                                                                 -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                      27,115
                                                                 -----------
TOTAL COMMON STOCKS: 93.1%                                           689,655
                 (COST: $579,443)


1-800-922-6769

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 5.6%

    $   18,000   American General Finance
                   Yield 1.00% Due 1/05/04                       $    17,998

        23,170   Repurchase Agreement with State
                   Street Bank & Trust Co.,
                   dated 12/31/03, due 1/02/04
                   at 0.85% collateralized by
                   Federal National Mortgage
                   Association Notes maturing
                   1/15/06, Market Value $23,635
                   (repurchase proceeds: $23,171)                     23,170
----------------------------------------------------------------------------
                 (AMORTIZED COST: $41,168)                            41,168
                                                                 -----------
TOTAL INVESTMENTS: 98.7%                                             730,823
                 (COST: $620,611)

CASH AND OTHER ASSETS LESS LIABILITIES: 1.3%                           9,796
                                                                 -----------
TOTAL NET ASSETS: 100%                                           $   740,619
============================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investments is $620,847 and net unrealized appreciation was $109,976, consisting of gross unrealized appreciation of $132,180 and gross unrealized depreciation of $22,204.

(b)  Non-income producing security.

Columbia Acorn Family of Funds
     >Statements of Assets and Liabilities


                                                                                                      COLUMBIA
                                              COLUMBIA             COLUMBIA            COLUMBIA        ACORN            COLUMBIA
                                                ACORN                ACORN               ACORN      INTERNATIONAL        ACORN
DECEMBER 31, 2003                               FUND             INTERNATIONAL            USA           SELECT           SELECT
                                          ------------------   -----------------   ---------------  -------------   ---------------
(IN THOUSANDS)
ASSETS
Investments, at Cost                      $        7,343,798   $       1,227,501   $       533,840  $      30,495   $       620,611
                                          ------------------   -----------------   ---------------  -------------   ---------------
Investment, at Value                      $       11,164,160   $       1,667,062   $       692,240  $      43,249   $       730,823
Cash                                                   4,064                  --                 1              1                --
Foreign currency (cost: Columbia Acorn
    Fund $5,413; Columbia Acorn
    International $13,096; Columbia Acorn
    International Select $7)                           5,405              13,251                --              7                --
Receivable for:
    Investments sold                                     812                  --               206             --                --
    Fund shares sold                                  28,319               1,278             1,764            122            10,986
    Dividends and interest                             4,645               2,632                83            123                43
    Expense reimbursement due from
     Advisor                                              --                  --                --             29                --
Deferred Trustees' Compensation
 Investments                                             924                 396                64             --                --
Other assets                                              --                  --                 2             --                 7
                                          ------------------   -----------------   ---------------  -------------   ---------------
    Total Assets                                  11,208,329           1,684,619           694,360         43,531           741,859

LIABILITIES
Payable for:
    Investments purchased                             14,534               2,601               162             27                --
    Fund shares redeemed                              18,617               2,125               623             45               879
    Foreign capital gains tax                          1,515                 813                --             --                --
    Custodian                                             58                  58                 2              6                 1
    Management fee                                        --                   4                --             --                --
    12b-1 Service & Distribution fees                  2,524                  65               111              5               245
    Legal & audit fees                                   109                  66                25             17                --
    Reports to shareholders                              252                  53                23             14                22
    Deferred Trustees' fees                              924                 396                64             --                25
    Transfer agent fee                                   884                 103                74              8                65
Other liabilities                                         97                   3                 2              3                 3
                                          ------------------   -----------------   ---------------  -------------   ---------------
    Total Liabilities                                 39,514               6,287             1,086            125             1,240
                                          ------------------   -----------------   ---------------  -------------   ---------------
NET ASSETS                                $       11,168,815   $       1,678,332   $       693,274  $      43,406   $       740,619
                                          ==================   =================   ===============  =============   ===============
COMPOSITION OF NET ASSETS
Paid in capital                           $        7,331,293   $       1,462,493   $       548,134  $      68,842   $       630,664
Undistributed net investment income
    (Accumulated net investment loss)                  6,955              16,493                92            142               (21)
Accumulated net realized gain (loss)                  11,734            (238,525)          (13,352)       (38,346)             (236)
Net unrealized appreciation
 (depreciation) on:
    Investments (net of unrealized PFIC
    gains of $1,215 for Columbia
    Acorn International)                           3,820,362             438,346           158,400         12,754           110,212
    Foreign currency transactions                     (1,529)               (475)               --             14                --
                                          ------------------   -----------------   ---------------  -------------   ---------------
NET ASSETS                                $       11,168,815   $       1,678,332   $       693,274  $      43,406   $       740,619
                                          ==================   =================   ===============  =============   ===============
Net asset value per share -- Class A (a)  $            22.20   $           22.45   $         20.74  $       14.45   $         18.01

    (Net assets/shares)                   ($1,982,260/89,282)     ($52,872/2,355)   ($89,650/4,322)   ($2,557/177) ($264,679/14,700)

Maximum offering price
    per share -- Class A (b)              $            23.55   $           23.82   $         22.01  $       15.33   $         19.11
    (Net asset value per share/
    front-end sales charge)                    ($22.20/.9425)      ($22.45/.9425)    ($20.74/.9425) ($14.45/.9425)    ($18.01/.9425)

Net asset value and offering
    price per share -- Class B (a)        $            21.75   $           22.07   $         20.36  $       14.12   $         17.64
    (Net assets/shares)                   ($1,221,931/56,168)     ($39,800/1,803)   ($66,175/3,250)   ($3,162/224)  ($118,064/6,694)

Net asset value and offering
    price per share -- Class C (a)        $            21.75   $           22.06   $         20.36  $       14.14   $         17.64
    (Net assets/shares)                     ($900,016/41,377)     ($22,990/1,042)   ($35,662/1,752)   ($3,691/261)   ($64,212/3,641)

Net asset value, offering price and
    redemption price per share
     -- Class Z                           $            22.56   $           22.66   $         21.01  $       14.58   $         18.20
    (Net assets/shares)                  ($7,064,608/313,127) ($1,562,670/68,955) ($501,787/23,886)($33,996/2,331) ($293,664/16,138)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.


                See accompanying notes to financial statements.


See accompanying notes to financial statements.
1-800-922-6769

Columbia Acorn Family of Funds
     >Statements of Operations
      For the Year Ended December 31, 2003


                                                                                           COLUMBIA
                                              COLUMBIA       COLUMBIA       COLUMBIA        ACORN         COLUMBIA
                                                ACORN          ACORN          ACORN      INTERNATIONAL     ACORN
(IN THOUSANDS)                                  FUND       INTERNATIONAL       USA          SELECT         SELECT
                                             -----------    -----------    -----------    -----------    -----------

INVESTMENT INCOME:
    Dividend income                          $    70,311         33,963    $     1,380    $       745    $     1,767
    Interest income                                7,373            717            406             15            294
                                             -----------    -----------    -----------    -----------    -----------
                                                  77,684         34,680          1,786            760          2,061
    Foreign taxes withheld                        (1,354)        (3,216)            --            (62)            --
                                             -----------    -----------    -----------    -----------    -----------
       Total Investment Income                    76,330         31,464          1,786            698          2,061

EXPENSES:
Management fees                                   52,118         11,792          4,194            330          3,817
Administration fees                                3,905            703            227             17            212
12b-1 Service & Distribution fees                 18,497            588            884             59          1,375
Custody fees                                         794            950             11             45             18
Legal and audit fees                                 488            121             66             24             42
Transfer agent fees                                8,051            923            496             60            690
Trustees' fees                                       369             70             21              4             14
Registration and blue sky fees                       316             76            116             94            140
Reports to shareholders                            1,419            267            161             68            148
Other expenses                                       288             40             18              8             24
                                             -----------    -----------    -----------    -----------    -----------
    Total expenses                                86,245         15,530          6,194            709          6,480
Less custody fees paid indirectly                     (4)            --*            --*            --*            --
Less reimbursement of expenses by Advisor             --             --             --           (147)            --
                                             -----------    -----------    -----------    -----------    -----------
    Net Expenses                                  86,241         15,530          6,194            562          6,480
                                             -----------    -----------    -----------    -----------    -----------
    Net Investment Income (Loss)                  (9,911)        15,934         (4,408)           136         (4,419)

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
    Investments                                   90,703         (7,250)         7,301           (445)         8,643
    Foreign currency transactions                    (21)           106             --             20             --
                                             -----------    -----------    -----------    -----------    -----------
    Net realized gain (loss)                      90,682         (7,144)         7,301           (425)         8,643
                                             ===========    ===========    ===========    ===========    ===========
Net change in net unrealized appreciation/
    depreciation on:
    Investments                                2,975,943        562,281        172,313         12,936         95,023
    Foreign currency transactions                 (1,268)          (291)            --             --             --
                                             -----------    -----------    -----------    -----------    -----------
    Net change in unrealized appreciation/
    depreciation                               2,974,675        561,990        172,313         12,936         95,023
                                             ===========    ===========    ===========    ===========    ===========
    Net realized and unrealized gain           3,065,357        554,846        179,614         12,511        103,666
                                             -----------    -----------    -----------    -----------    -----------
Net Increase in Net Assets resulting from
    Operations                               $ 3,055,446    $   570,780    $   175,206    $    12,647    $    99,247
                                             ===========    ===========    ===========    ===========    ===========


* Rounds to less than $500.


See accompanying notes to financial statements.

Columbia Acorn Family of Funds
     >Statements of Changes in Net Assets



                                                                      COLUMBIA                   COLUMBIA ACORN
                                                                     ACORN FUND                   INTERNATIONAL

                                                            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                           ------------    ------------    ------------    ------------
(IN THOUSANDS)                                                 2003            2002            2003            2002
OPERATIONS:
Net investment income (loss)                               $     (9,911)   $     (5,079)   $     15,934    $     11,854
Net realized gain (loss) on investments, forward foreign
  currency contracts and foreign currency transactions           90,682         (57,609)         (7,144)        (88,618)
Change in net unrealized appreciation (depreciation) of
  investments, forward foreign currency contracts and
  foreign currency transactions                               2,974,675        (778,655)        561,990        (188,391)
                                                           ------------    ------------    ------------    ------------
    Net Increase (Decrease) from Operations                   3,055,446        (841,343)        570,780        (265,155)

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                                   --              --            (106)            (24)
  Net realized gain -- Class A                                   (1,752)             --              --              --
  Net investment income -- Class B                                   --              --              --              --
  Net realized gain -- Class B                                   (1,116)             --              --              --
  Net investment income -- Class C                                   --              --              --              --
  Net realized gain -- Class C                                     (813)             --              --              --
  Net investment income -- Class Z                                   --              --          (5,829)         (9,265)
  Net realized gain -- Class Z                                   (6,236)             --              --              --
                                                           ------------    ------------    ------------    ------------
    Total Distribution to Shareholders                           (9,917)             --          (5,935)         (9,289)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                    1,041,782         645,380          45,279         264,875
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                              --              --              --              --
  Distributions reinvested -- Class A                             1,584              --              80              17
  Redemptions -- Class A                                       (259,438)       (134,555)        (42,948)       (251,764)
                                                           ------------    ------------    ------------    ------------
  Net Increase (Decrease) -- Class A                            783,928         510,825           2,411          13,128

  Subscriptions -- Class B                                      364,144         490,366          11,463          15,847
  Distributions reinvested -- Class B                             1,018              --              --              --
  Redemptions -- Class B                                        (88,744)        (67,763)         (5,639)         (6,194)
                                                           ------------    ------------    ------------    ------------
  Net Increase -- Class B                                       276,418         422,603           5,824           9,653

  Subscriptions -- Class C                                      375,513         330,698          14,870          43,176
  Distributions reinvested -- Class C                               673              --              --              --
  Redemptions -- Class C                                        (73,548)        (53,861)        (13,396)        (40,348)
                                                           ------------    ------------    ------------    ------------
  Net Increase (Decrease) -- Class C                            302,638         276,837           1,474           2,828

  Subscriptions -- Class Z                                    1,682,204         917,983         220,802         649,314
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                              --              --              --              --
  Distributions reinvested -- Class Z                             5,443              --           5,336           8,562
  Redemptions -- Class Z                                       (667,986)       (509,628)       (434,204)       (768,033)
                                                           ------------    ------------    ------------    ------------
  Net Increase (Decrease) -- Class Z                          1,019,661         408,355        (208,066)       (110,157)
                                                           ------------    ------------    ------------    ------------
    Net Increase (Decrease) from Share Transactions           2,382,645       1,618,620        (198,357)        (84,548)
                                                           ------------    ------------    ------------    ------------
Redemption Fees                                                      --              --             400              --
                                                           ------------    ------------    ------------    ------------
Total Increase (Decrease) in Net Assets                       5,428,174         777,277         366,888        (358,992)

NET ASSETS:
Beginning of period                                           5,740,641       4,963,364       1,311,444       1,670,436
                                                           ------------    ------------    ------------    ------------
End of period                                              $ 11,168,815    $  5,740,641    $  1,678,332    $  1,311,444
                                                           ============    ============    ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED
  NET INVESTMENT LOSS OR OVERDISTRIBUTED NET
  INVESTMENT INCOME)                                       $      6,955    $      3,601    $     16,493    $      5,460
                                                           ============    ============    ============    ============


                                                                      COLUMBIA                    COLUMBIA ACORN
                                                                     ACORN USA                 INTERNATIONAL SELECT

INCREASE (DECREASE) IN NET ASSETS                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                           ------------    ------------    ------------    ------------
(in thousands)                                                 2003            2002            2003            2002
OPERATIONS:
Net investment income (loss)                               $     (4,408)   $     (2,949)   $        136    $         39
Net realized gain (loss) on investments, forward foreign
  currency contracts and foreign currency transactions            7,301         (17,552)           (425)         (6,845)
Change in net unrealized appreciation (depreciation) of
  investments, forward foreign currency contracts and
  foreign currency transactions                                 172,313         (56,039)         12,936           1,151
                                                           ------------    ------------    ------------    ------------
    Net Increase (Decrease) from Operations                     175,206         (76,540)         12,647          (5,655)

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                                   --              --              --              --
  Net realized gain -- Class A                                       --              --              --              --
  Net investment income -- Class B                                   --              --              --              --
  Net realized gain -- Class B                                       --              --              --              --
  Net investment income -- Class C                                   --              --              --              --
  Net realized gain -- Class C                                       --              --              --              --
  Net investment income -- Class Z                                   --              --             (19)             --
  Net realized gain -- Class Z                                       --              --              --              --
                                                           ------------    ------------    ------------    ------------
    Total Distribution to Shareholders                               --              --             (19)             --

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                       60,457          35,469           2,350          54,708
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                              --              22              --              --
  Distributions reinvested -- Class A                                --              --              --              --
  Redemptions -- Class A                                        (23,188)        (15,616)         (3,212)        (54,724)
                                                           ------------    ------------    ------------    ------------
  Net Increase (Decrease) -- Class A                             37,269          19,875            (862)            (16)

  Subscriptions -- Class B                                       19,327          33,711           1,577           2,363
  Distributions reinvested -- Class B                                --              --              --              --
  Redemptions -- Class B                                         (8,053)        (13,914)           (989)         (2,245)
                                                           ------------    ------------    ------------    ------------
  Net Increase -- Class B                                        11,274          19,797             588             118

  Subscriptions -- Class C                                       13,056          14,839           3,211           5,117
  Distributions reinvested -- Class C                                --              --              --              --
  Redemptions -- Class C                                         (4,575)         (5,070)         (3,564)         (5,510)
                                                           ------------    ------------    ------------    ------------
  Net Increase (Decrease) -- Class C                              8,481           9,769            (353)           (393)

  Subscriptions -- Class Z                                      221,496         125,400          23,389          72,837
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                              --          10,075              --              --
  Distributions reinvested -- Class Z                                --              --              18              --
  Redemptions -- Class Z                                        (83,975)        (75,563)        (25,393)        (79,344)
                                                           ------------    ------------    ------------    ------------
  Net Increase (Decrease) -- Class Z                            137,521          59,912          (1,986)         (6,507)
                                                           ------------    ------------    ------------    ------------
    Net Increase (Decrease) from Share Transactions             194,545         109,353          (2,613)         (6,798)
                                                           ------------    ------------    ------------    ------------
Redemption Fees                                                      --              --              39              --
                                                           ------------    ------------    ------------    ------------
Total Increase (Decrease) in Net Assets                         369,751          32,813          10,054         (12,453)

NET ASSETS:
Beginning of period                                             323,523         290,710          33,352          45,805
                                                           ------------    ------------    ------------    ------------
End of period                                              $    693,274    $    323,523    $     43,406    $     33,352
                                                           ============    ============    ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED
  NET INVESTMENT LOSS OR OVERDISTRIBUTED NET
  INVESTMENT INCOME)                                       $         92    $        (50)   $        142    $          5
                                                           ============    ============    ============    ============


                                                                     COLUMBIA
                                                                    ACORN SELECT

INCREASE (DECREASE) IN NET ASSETS                           YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                           ------------    ------------
(in thousands)                                                 2003            2002
OPERATIONS:
Net investment income (loss)                               $     (4,419)   $     (1,224)
Net realized gain (loss) on investments, forward foreign
  currency contracts and foreign currency transactions            8,643            (508)
Change in net unrealized appreciation (depreciation) of
  investments, forward foreign currency contracts and
  foreign currency transactions                                  95,023          (7,857)
                                                           ------------    ------------
    Net Increase (Decrease) from Operations                      99,247          (9,589)

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                                   --              --
  Net realized gain -- Class A                                   (1,172)             --
  Net investment income -- Class B                                   --              --
  Net realized gain -- Class B                                     (563)             --
  Net investment income -- Class C                                   --              --
  Net realized gain -- Class C                                     (301)             --
  Net investment income -- Class Z                                   --              --
  Net realized gain -- Class Z                                   (2,145)             --
                                                           ------------    ------------
    Total Distribution to Shareholders                           (4,181)             --

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                      237,520          31,504
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                              --              --
  Distributions reinvested -- Class A                             1,096              --
  Redemptions -- Class A                                        (30,378)        (10,199)
                                                           ------------    ------------
  Net Increase (Decrease) -- Class A                            208,238          21,305

  Subscriptions -- Class B                                       78,641          27,565
  Distributions reinvested -- Class B                               507              --
  Redemptions -- Class B                                         (9,321)         (5,862)
                                                           ------------    ------------
  Net Increase -- Class B                                        69,827          21,703

  Subscriptions -- Class C                                       50,838           8,806
  Distributions reinvested -- Class C                               257              --
  Redemptions -- Class C                                         (4,391)         (2,268)
                                                           ------------    ------------
  Net Increase (Decrease) -- Class C                             46,704           6,538

  Subscriptions -- Class Z                                      301,467          46,496
  Proceeds from shares issued in connection
    with the tax-free transfer of assets from
    Stein Roe Small Company Growth Fund                              --              --
  Distributions reinvested -- Class Z                             1,920              --
  Redemptions -- Class Z                                       (150,913)        (17,872)
                                                           ------------    ------------
  Net Increase (Decrease) -- Class Z                            152,474          28,624
                                                           ------------    ------------
    Net Increase (Decrease) from Share Transactions             477,243          78,170
                                                           ------------    ------------
Redemption Fees                                                      --              --
                                                           ------------    ------------
Total Increase (Decrease) in Net Assets                         572,309          68,581

NET ASSETS:
Beginning of period                                             168,310          99,729
                                                           ------------    ------------
End of period                                              $    740,619    $    168,310
                                                           ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED
  NET INVESTMENT LOSS OR OVERDISTRIBUTED NET
  INVESTMENT INCOME)                                       $        (21)   $        (11)
                                                           ============    ============



See accompanying notes to financial statements.
1-800-922-6769

                                  54-55 Spread

Columbia Acorn Family of Funds
     >Statements of Changes in Net Assets, continued




                                                                  COLUMBIA                    COLUMBIA ACORN
                                                                 ACORN FUND                    INTERNATIONAL

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          ------------   ------------   ------------   ------------
(IN THOUSANDS)                                               2003           2002           2003            2002
NUMBER OF FUND SHARES OF BENEFICIAL INTEREST:
  Subscriptions -- Class A                                      56,202         38,478          2,734         15,488
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --             --             --             --
  Shares issued in reinvestment and capital
    gains -- Class A                                                73             --              5              1
  Less shares redeemed -- Class A                              (14,204)        (8,482)        (2,590)       (14,677)
                                                          ------------   ------------   ------------   ------------
  Net Increase (Decrease) -- Class A                            42,071         29,996            149            812

  Subscriptions -- Class B                                      20,371         29,099            653            923
  Shares issued in reinvestment and
  capital gains -- Class B                                          48             --             --             --
  Less shares redeemed -- Class B                               (5,154)        (4,407)          (343)          (376)
                                                          ------------   ------------   ------------   ------------
  Net Increase -- Class B                                       15,265         24,692            310            547

  Subscriptions -- Class C                                      20,690         19,804            911          2,573
  Shares issued in reinvestment and
  capital gains -- Class C                                          32             --             --             --
  Less shares redeemed -- Class C                               (4,207)        (3,475)          (833)        (2,396)
                                                          ------------   ------------   ------------   ------------
  Net Increase (Decrease) -- Class C                            16,515         16,329             78            177

  Subscriptions -- Class Z                                      89,984         54,769         13,104         38,166
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --             --             --             --
  Shares issued in reinvestment and capital
    gains -- Class Z                                               249             --            313            484
Less shares redeemed -- Class Z                                (36,502)       (31,314)       (25,027)       (45,408)
                                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) -- Class Z                              53,731         23,455        (11,610)        (6,758)
                                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) in Shares of Beneficial Interest       127,582         94,472        (11,073)        (5,222)
                                                          ------------   ------------   ------------   ------------


                                                                    COLUMBIA                  COLUMBIA ACORN
                                                                    ACORN USA              INTERNATIONAL SELECT

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          ------------   ------------   ------------   ------------
(IN THOUSANDS)                                                2003           2002           2003           2002
NUMBER OF FUND SHARES OF BENEFICIAL INTEREST:
  Subscriptions -- Class A                                       3,345          2,124            216          4,749
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --              2             --             --
  Shares issued in reinvestment and capital
    gains -- Class A                                                --             --             --             --
  Less shares redeemed -- Class A                               (1,309)        (1,009)          (294)        (4,731)
                                                          ------------   ------------   ------------   ------------
  Net Increase (Decrease) -- Class A                             2,036          1,117            (78)            18

  Subscriptions -- Class B                                       1,087          2,019            137            220
  Shares issued in reinvestment and
  capital gains -- Class B                                          --             --             --             --
  Less shares redeemed -- Class B                                 (512)          (937)           (95)          (211)
                                                          ------------   ------------   ------------   ------------
  Net Increase -- Class B                                          575          1,082             42              9

  Subscriptions -- Class C                                         724            892            311            459
  Shares issued in reinvestment and
  capital gains -- Class C                                          --             --             --             --
  Less shares redeemed -- Class C                                 (279)          (335)          (339)          (495)
                                                          ------------   ------------   ------------   ------------
  Net Increase (Decrease) -- Class C                               445            557            (28)           (36)

  Subscriptions -- Class Z                                      12,184          7,498          2,239          6,884
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --            724             --             --
  Shares issued in reinvestment and capital
    gains -- Class Z                                                --             --              2             --
Less shares redeemed -- Class Z                                 (4,772)        (4,844)        (2,435)        (7,419)
                                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) -- Class Z                               7,412          3,378           (194)          (535)
                                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) in Shares of Beneficial Interest        10,468          6,134           (258)          (544)
                                                          ------------   ------------   ------------   ------------


                                                                   COLUMBIA
                                                                  ACORN SELECT

                                                           YEAR ENDED     YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                 DECEMBER 31,   DECEMBER 31,
                                                          ------------   ------------
(IN THOUSANDS)                                                2003           2002
NUMBER OF FUND SHARES OF BENEFICIAL INTEREST:
  Subscriptions -- Class A                                      14,227          2,229
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --             --
  Shares issued in reinvestment and capital
    gains -- Class A                                                63             --
  Less shares redeemed -- Class A                               (1,869)          (735)
                                                          ------------   ------------
  Net Increase (Decrease) -- Class A                            12,421          1,494

  Subscriptions -- Class B                                       4,854          1,955
  Shares issued in reinvestment and
  capital gains -- Class B                                          30             --
  Less shares redeemed -- Class B                                 (601)          (431)
                                                          ------------   ------------
  Net Increase -- Class B                                        4,283          1,524

  Subscriptions -- Class C                                       3,102            630
  Shares issued in reinvestment and
  capital gains -- Class C                                          15             --
  Less shares redeemed -- Class C                                 (271)          (164)
                                                          ------------   ------------
  Net Increase (Decrease) -- Class C                             2,846            466

  Subscriptions -- Class Z                                      18,117          3,286
  Proceeds from shares issued in connection with
    the tax-free transfer of assets from Stein Roe
    Small Company Growth Fund                                       --             --
  Shares issued in reinvestment and capital
    gains -- Class Z                                               108             --
Less shares redeemed -- Class Z                                 (8,676)        (1,263)
                                                          ------------   ------------
Net Increase (Decrease) -- Class Z                               9,549          2,023
                                                          ------------   ------------
Net Increase (Decrease) in Shares of Beneficial Interest        29,099          5,507
                                                          ------------   ------------


See accompanying notes to financial statements.
1-800-922-6769

                                  56-57 Spread

Columbia Acorn Family of Funds
     >Financial Highlights

COLUMBIA ACORN FUND



Class A Shares                                                  YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                                2003          2002          2001      2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     15.34    $    17.80    $   17.19   $   17.88
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                         (0.07)        (0.07)       (0.05)       0.01
Net realized and unrealized gain (loss)                   6.95         (2.39)        1.01        1.22
                                                   -----------    ----------    ---------   ---------
   Total from Investment Operations                       6.88         (2.46)        0.96        1.23
                                                   -----------    ----------    ---------   ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  --            --           --       (0.06)
From net realized gains                                  (0.02)           --        (0.35)      (1.86)
                                                   -----------    ----------    ---------   ---------
   Total Distributions Declared to Shareholders          (0.02)           --        (0.35)      (1.92)
                                                   -----------    ----------    ---------   ---------
NET ASSET VALUE, END OF PERIOD                     $     22.20    $    15.34    $   17.80   $   17.19
                                                   ===========    ==========    =========   =========
Total Return (c)                                         44.85%       (13.82)%       5.56%       7.40%(d)
                                                   -----------    ----------    ---------   ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                              1.33%         1.42%        1.42%       1.25%(f)(g)
Net investment income (loss) (e)                         (0.36)%       (0.45)%      (0.33)%      0.17%(f)(g)
Portfolio turnover rate                                     10%           13%          20%         29%(d)
Net assets at end of period (000's)                $ 1,982,260    $  724,121    $ 306,405   $  18,252


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

(g) The ratios of expenses and net investment loss to average net assets, previously reported as 1.03% and 0.39% respectively, were revised to reflect all class specific expenses in this period.




CLASS B SHARES                                                   YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                               2003           2002          2001      2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     15.13    $    17.67    $   17.17   $   17.88
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                  (0.18)        (0.17)       (0.16)      (0.01)
Net realized and unrealized gain (loss)                   6.82         (2.37)        1.01        1.22
                                                   -----------    ----------    ---------   ---------
   Total from Investment Operations                       6.64         (2.54)        0.85        1.21
                                                   -----------    ----------    ---------   ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  --            --           --       (0.06)
From net realized gains                                  (0.02)           --        (0.35)      (1.86)
                                                   -----------    ----------    ---------   ---------
   Total Distributions Declared to Shareholders          (0.02)           --        (0.35)      (1.92)
                                                   -----------    ----------    ---------   ---------
NET ASSET VALUE, END OF PERIOD                     $     21.75    $    15.13    $   17.67   $   17.17
                                                   ===========    ==========    =========   =========
Total Return (c)                                         43.89%       (14.37)%       4.92%       7.27%(d)
                                                   -----------    ----------    ---------   ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                              1.98%         2.07%        2.07%       1.90%(f)(g)
Net investment loss (e)                                  (1.01)%       (1.10)%      (0.98)%     (0.48)%(f)(g)
Portfolio turnover rate                                     10%           13%          20%         29%(d)
Net assets at end of period (000's)
                                                   $ 1,221,931    $  618,727    $ 286,422   $  15,951


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

(g) The ratios of expenses and net investment loss to average net assets, previously reported as 1.68% and (0.26)% respectively, were revised to reflect all class specific expenses in this period.



Class C Shares                                                   YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                                2003          2002          2001      2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     15.12    $    17.66    $   17.17   $   17.88
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                  (0.18)        (0.17)       (0.17)      (0.01)
Net realized and unrealized gain (loss)                   6.83         (2.37)        1.01        1.22
                                                   -----------    ----------    ---------   ---------
   Total from Investment Operations                       6.65         (2.54)        0.84        1.21
                                                   -----------    ----------    ---------   ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  --            --           --       (0.06)
From net realized gains                                  (0.02)           --        (0.35)      (1.86)
                                                   -----------    ----------    ---------   ---------
   Total Distributions Declared to Shareholders          (0.02)           --        (0.35)      (1.92)
                                                   -----------    ----------    ---------   ---------
NET ASSET VALUE, END OF PERIOD                     $     21.75    $    15.12    $   17.66   $   17.17
                                                   ===========    ==========    =========   =========
Total Return (c)                                         43.99%       (14.38)%       4.86%       7.27%(d)
                                                   -----------    ----------    ---------   ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                              1.98%         2.07%        2.07%       1.90%(f)(g)
Net investment loss (e)                                  (1.01)%       (1.10)%      (0.98)%     (0.48)%(f)(g)
Portfolio turnover rate                                     10%           13%          20%         29%(d)
Net assets at end of period (000's)                $   900,016    $  376,024    $ 150,727   $   8,510


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

(g) The ratios of expenses and net investment loss to average net assets, previously reported as 1.68% and (0.26)% respectively, were revised to reflect all class specific expenses in this period.


1-800-922-6769
See accompanying notes to financial statements

COLUMBIA ACORN INTERNATIONAL



Class A Shares                                                  YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD                             2003          2002          2001       2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   15.32    $    18.35    $   23.84    $  28.67
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                               0.10          0.05         0.01        0.02
Net realized and unrealized gain (loss)                 7.08         (3.07)       (5.11)      (1.26)
                                                   ---------    ----------    ---------    --------
   Total from Investment Operations                     7.18         (3.02)       (5.10)      (1.24)
                                                   ---------    ----------    ---------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                             (0.05)        (0.01)          --          --
From net realized gains                                 --              --        (0.39)      (3.59)
                                                   ---------    ----------    ---------    --------
   Total Distributions Declared to Shareholders        (0.05)        (0.01)       (0.39)      (3.59)
                                                   ---------    ----------    ---------    --------
NET ASSET VALUE, END OF PERIOD                     $   22.45    $    15.32    $   18.35    $  23.84
                                                   =========    ==========    =========    ========
Total Return (c)                                       46.94%       (16.46)%     (21.59)%     (4.85)%(d)
                                                   ---------    ----------    ---------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                            1.59%         1.56%        1.65%       1.26%(f)(g)
Net investment income (e)                               0.57%         0.30%        0.03%       0.73%(f)(g)
Portfolio turnover rate                                   40%           52%          45%         63%(d)
Net assets at end of period (000's)                $  52,872    $   33,806    $  25,587    $ 10,323


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

(g) The ratios of expenses and net investment loss to average net assets, previously reported as 1.59% and 0.40% respectively, were revised to reflect all classes specific expenses in this period.



Class B Shares                                                   YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                              2003          2002         2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   15.11    $    18.22    $   23.81    $  28.67
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                       (0.02)        (0.06)       (0.12)       0.01
Net realized and unrealized gain (loss)                 6.98         (3.05)       (5.08)      (1.28)
                                                   ---------    ----------    ---------    --------
   Total from Investment Operations                     6.96         (3.11)       (5.20)      (1.27)
                                                   ---------    ----------    ---------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                   --            --        (0.39)      (3.59)
                                                   ---------    ----------    ---------    --------
   Total Distributions Declared to Shareholders           --            --        (0.39)      (3.59)
                                                   ---------    ----------    ---------    --------
NET ASSET VALUE, END OF PERIOD                     $   22.07    $    15.11    $   18.22    $  23.81
                                                   =========    ==========    =========    ========
Total Return (c)                                       46.06%       (17.07)%     (22.04)%     (4.97)%(d)
                                                   ---------    ----------    ---------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                            2.24%         2.21%        2.30%       1.91%(f)(g)
Net investment income (loss) (e)                       (0.10)%       (0.35)%      (0.62)%      0.08%(f)(g)
Portfolio turnover rate                                   40%           52%          45%         63%(d)
Net assets at end of period (000's)                $  39,800    $   22,560    $  17,235    $  5,675


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

(g) The ratios of expenses and net investment loss to average net assets, previously reported as 2.24% and (0.25)% respectively, were revised to reflect all classes specific expenses in this period.



Class C Shares                                                   YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                              2003          2002          2001       2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   15.11    $    18.21    $   23.81    $  28.67
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                       (0.01)        (0.06)       (0.13)       0.01
Net realized and unrealized gain (loss)                 6.96         (3.04)       (5.08)      (1.28)
                                                   ---------    ----------    ---------    --------
   Total from Investment Operations                     6.95         (3.10)       (5.21)      (1.27)
                                                   ---------    ----------    ---------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                   --            --        (0.39)      (3.59)
                                                   ---------    ----------    ---------    --------
   Total Distributions Declared to Shareholders           --            --        (0.39)      (3.59)
                                                   ---------    ----------    ---------    --------
NET ASSET VALUE, END OF PERIOD                     $   22.06    $    15.11    $   18.21    $  23.81
                                                   =========    ==========    =========    ========
Total Return (c)                                       46.00%       (17.02)%     (22.08)%     (4.97)%(d)
                                                   ---------    ----------    ---------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                            2.24%         2.21%        2.30%       1.91%(f)(g)
Net investment income (loss) (e)                       (0.06)%       (0.35)%      (0.62)%      0.08%(f)(g)
Portfolio turnover rate                                   40%           52%          45%         63%(d)
Net assets at end of period (000's)                $  22,990    $   14,575    $  14,327    $  3,965


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

(g) The ratios of expenses and net investment loss to average net assets, previously reported as 2.24% and (0.25)% respectively, were revised to reflect all classes specific expenses in this period.


See accompanying notes to financial statements

Columbia Acorn Family of Funds
     >Financial Highlights continued

COLUMBIA ACORN USA



Class A Shares                                                  YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                              2003         2002           2001       2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   14.18    $    17.50    $   14.88    $  13.83
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                (0.22)        (0.19)       (0.19)      (0.01)
Net realized and unrealized gain (loss)                 6.78         (3.13)        2.96        1.06
                                                   ---------    ----------    ---------    --------
   Total from Investment Operations                     6.56         (3.32)        2.77        1.05
                                                   ---------    ----------    ---------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                   --            --        (0.15)         --
                                                   ---------    ----------    ---------    --------
   Total Distributions Declared to Shareholders           --            --        (0.15)         --
                                                   ---------    ----------    ---------    --------
NET ASSET VALUE, END OF PERIOD                     $   20.74    $    14.18    $   17.50    $  14.88
                                                   =========    ==========    =========    ========
Total Return (c)                                       46.26%       (18.97)%      18.65%       7.59%(d)
                                                   ---------    ----------    ---------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                            1.65%         1.74%        1.84%       1.41%(f)(g)
Net investment loss (e)                                (1.26)%       (1.21)%      (1.13)%     (0.73)%(f)(g)
Portfolio turnover rate                                    7%           31%          24%         45%(d)
Net assets at end of period (000's)                $  89,650    $   32,422    $  20,455    $    798


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

(g) The ratios of expenses and net investment loss to average net assets, previously reported as 1.17% and (0.49)% respectively, were revised to reflect all class specific expenses in this period.



Class B Shares                                                 YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                              2003          2002         2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   14.01    $    17.40    $   14.87    $  13.83
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                (0.32)        (0.29)       (0.30)      (0.03)
Net realized and unrealized gain (loss)                 6.67         (3.10)        2.96        1.07
                                                   ---------    ----------    ---------    --------
   Total from Investment Operations                     6.35         (3.39)        2.66        1.04
                                                   ---------    ----------    ---------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                   --            --        (0.13)         --
                                                   ---------    ----------    ---------    --------
   Total Distributions Declared to Shareholders           --            --        (0.13)         --
                                                   ---------    ----------    ---------    --------
NET ASSET VALUE, END OF PERIOD                     $   20.36    $    14.01    $   17.40    $  14.87
                                                   =========    ==========    =========    ========
Total Return (c)                                       45.32%       (19.48)%      17.92%       7.52%(d)
                                                   ---------    ----------    ---------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                            2.30%         2.39%        2.49%       2.06%(f)(g)
Net investment loss (e)                                (1.91)%       (1.86)%      (1.78)%     (1.38)%(f)(g)
Portfolio turnover rate                                    7%           31%          24%         45%(d)
Net assets at end of period (000's)                $  66,175    $   37,478    $  27,722    $    685


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

(g) The ratios of expenses and net investment loss to average net assets, previously reported as 1.82% and (1.14)% respectively, were revised to reflect all class specific expenses in this period.



Class C Shares                                                  YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                              2003          2002         2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   14.01    $    17.40    $   14.87    $  13.83
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                (0.32)        (0.29)       (0.30)      (0.03)
Net realized and unrealized gain (loss)                 6.67         (3.10)        2.96        1.07
                                                   ---------    ----------    ---------    --------
   Total from Investment Operations                     6.35         (3.39)        2.66        1.04
                                                   ---------    ----------    ---------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                   --            --        (0.13)         --
                                                   ---------    ----------    ---------    --------
   Total Distributions Declared to Shareholders           --            --        (0.13)         --
                                                   ---------    ----------    ---------    --------
NET ASSET VALUE, END OF PERIOD                     $   20.36    $    14.01    $   17.40    $  14.87
                                                   =========    ==========    =========    ========
Total Return (c)                                       45.32%       (19.48)%      17.92%       7.52%(d)
                                                   ---------    ----------    ---------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                            2.30%         2.39%        2.49%       2.06%(f)(g)
Net investment loss (e)                                (1.91)%       (1.86)%      (1.78)%     (1.38)%(f)(g)
Portfolio turnover rate                                    7%           31%          24%         45%(d)
Net assets at end of period (000's)                $  35,662    $   18,313    $  13,049    $    347


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

(g) The ratios of expenses and net investment loss to average net assets, previously reported as 1.82% and (1.14)% respectively, were revised to reflect all class specific expenses in this period.


1-800-922-6769
See accompanying notes to financial statements

COLUMBIA ACORN INTERNATIONAL SELECT



Class A Shares                                                   YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                              2003          2002         2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.24     $  12.07      $  17.15      $   17.71
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                       0.03        (0.01)        (0.09)         (0.03)
Net realized and unrealized gain (loss)                4.18        (1.82)        (4.90)         (0.53)
                                                   --------     --------      --------      ---------
   Total from Investment Operations                    4.21        (1.83)        (4.99)         (0.56)
                                                   --------     --------      --------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               --           --         (0.01)            --
From net realized gains                                  --           --         (0.08)            --
                                                   --------     --------      --------      ---------
  Total Distributions Declared to Shareholders           --           --         (0.09)            --
                                                   --------     --------      --------      ---------
NET ASSET VALUE, END OF PERIOD                     $  14.45     $  10.24      $  12.07      $   17.15
                                                   ========     ========      ========      =========
Total Return (c)                                      41.11%(d)   (15.16)%(d)   (29.17)%(d)     (3.16)%(e)
                                                   --------     --------      --------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                           1.80%        1.80%         1.80%          1.68%(g)(h)
Net investment income (loss) (f)                       0.24%       (0.09)%       (0.67)%        (1.18)%(g)(h)
Reimbursement                                          0.44%        0.33%         0.23%            --
Portfolio turnover rate                                  69%         102%           82%            79%(e)
Net assets at end of period (000's)                $  2,557     $   2,612     $  2,861      $   3,172


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.29% and (0.79)% respectively, were revised to reflect all class specific expenses in this period.



Class B Shares                                                     YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                              2003         2002          2001         2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.08     $  11.96      $  17.13      $   17.71
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                               (0.06)       (0.08)        (0.18)         (0.05)
Net realized and unrealized gain (loss)                4.10        (1.80)        (4.90)         (0.53)
                                                   --------     --------      --------      ---------
   Total from Investment Operations                    4.04        (1.88)        (5.08)         (0.58)
                                                   --------     --------      --------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               --           --         (0.01)            --
From net realized gains                                  --           --         (0.08)            --
                                                   --------     --------      --------      ---------
   Total Distributions Declared to Shareholders          --           --         (0.09)            --
                                                   --------     --------      --------      ---------
NET ASSET VALUE, END OF PERIOD                     $  14.12     $  10.08      $  11.96      $   17.13
                                                   ========     ========      ========      =========
Total Return (c)                                      40.08%(d)   (15.72)%(d)   (29.73)%(d)     (3.27)%(e)
                                                   --------     --------      --------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                           2.45%        2.45%         2.45%          2.33%(g)(h)
Net investment loss (f)                               (0.52)%      (0.74)%       (1.32)%        (1.83)%(g)(h)
Reimbursement                                          0.44%        0.33%         0.23%            --
Portfolio turnover rate                                  69%         102%           82%            79%(e)
Net assets at end of period (000's)                $  3,162     $  1,835      $   2,069     $   1,551


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.94% and (1.44)% respectively, were revised to reflect all class specific expenses in this period.



Class C Shares                                                  YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                              2003         2002          2001         2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.09     $  11.97      $  17.14      $   17.71
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                               (0.05)       (0.08)        (0.18)         (0.05)
Net realized and unrealized gain (loss)                4.10        (1.80)        (4.90)         (0.52)
                                                   --------     --------      --------      ---------
   Total from Investment Operations                    4.05        (1.88)        (5.08)         (0.57)
                                                   --------     --------      --------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               --           --         (0.01)            --
From net realized gains                                  --           --         (0.08)            --
                                                   --------     --------      --------      ---------
   Total Distributions Declared to Shareholders          --           --         (0.09)            --
                                                   --------     --------      --------      ---------
NET ASSET VALUE, END OF PERIOD                     $  14.14     $  10.09      $  11.97      $   17.14
                                                   ========     ========      ========      =========
Total Return (c)                                      40.14%(d)   (15.71)%(d)   (29.71)%(d)     (3.22)%(e)
                                                   --------     --------      --------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                           2.45%        2.45%         2.45%          2.33%(g)(h)
Net investment loss (f)                               (0.41)%      (0.74)%       (1.32)%        (1.83)%(g)(h)
Reimbursement                                          0.44%        0.33%         0.23%            --
Portfolio turnover rate                                  69%         102%           82%            79%(e)
Net assets at end of period (000's)                $  3,691     $  2,915      $  3,885      $   3,399


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.94% and (1.44)% respectively, were revised to reflect all class specific expenses in this period.


See accompanying notes to financial statements

Columbia Acorn Family of Funds
     >Financial Highlights continued

COLUMBIA ACORN SELECT



Class A Shares                                                        Year Ended December 31,
                                                   ----------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                              2003           2002              2001           2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $  13.93       $   15.17        $   14.12       $    13.47
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                               (0.20)          (0.16)           (0.10)           (0.01)
Net realized and unrealized gain (loss)                4.37           (1.08)            1.18             0.86
                                                   --------       ---------        ---------       ----------
   Total from Investment Operations                    4.17           (1.24)            1.08             0.85
                                                   --------       ---------        ---------       ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               --              --               --            (0.01)
From net realized gains                               (0.09)             --            (0.03)           (0.19)
                                                   --------       ---------        ---------       ----------
   Total Distributions Declared to Shareholders       (0.09)             --            (0.03)           (0.20)
                                                   --------       ---------        ---------       ----------
NET ASSET VALUE, END OF PERIOD                     $  18.01       $   13.93        $   15.17       $    14.12
                                                   ========       =========        =========       ==========
Total Return (c)                                      29.95%          (8.17)%(d)        7.65%(d)         6.32%(e)
                                                   --------       ---------        ---------       ----------
RATIOS TO AVERAGE NET ASSETS
Expenses                                               1.63%(f)        1.70%(f)         1.70%            1.61%(f)(g)(h)
Net investment loss                                   (1.15)%(f)      (1.11)%(f)       (0.79)%          (0.62)%(f)(g)(h)
Reimbursement                                            --            0.10%            0.18%              --
Portfolio turnover rate                                  16%             40%              82%             116%(e)
Net assets at end of period (000's)                $264,679       $  31,742        $  11,900       $    3,267


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 0.76% and 0.23% respectively, were revised to reflect all class specific expenses in this period.



Class B Shares                                                   YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                               2003           2002              2001      2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD                   13.73      $    15.05      $   14.10     $   13.47
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                (0.29)          (0.25)         (0.20)        (0.01)
Net realized and unrealized gain (loss)                 4.29           (1.07)          1.18          0.84
                                                   ---------      ----------      ---------     ---------
   Total from Investment Operations                     4.00           (1.32)          0.98          0.83
                                                   ---------      ----------      ---------     ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                --              --             --         (0.01)
From net realized gains                                (0.09)             --          (0.03)        (0.19)
                                                   ---------      ----------      ---------     ---------
  Total Distributions Declared to Shareholders         (0.09)             --          (0.03)        (0.20)
                                                   ---------      ----------      ---------     ---------
NET ASSET VALUE, END OF PERIOD                     $   17.64      $    13.73      $   15.05     $   14.10
                                                   =========      ==========      =========     =========
Total Return (c)                                       29.14%          (8.77)%(d)      6.95%(d)      6.17%(e)
                                                   ---------      ----------      ---------     ---------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                2.28%(f)        2.35%(f)       2.35%         2.26%(f)(g)(h)
Net investment loss                                    (1.80)%(f)      (1.76)%(f)     (1.44)%       (1.27)%(f)(g)(h)
Reimbursement                                             --            0.10%          0.18%           --
Portfolio turnover rate                                   16%             40%            82%          116%(e)
Net assets at end of period (000's)                $ 118,064      $   33,106      $  13,358     $   4,249


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.41% and (0.42)% respectively, were revised to reflect all class specific expenses in this period.


1-800-922-6769
See accompanying notes to financial statements




COLUMBIA ACORN SELECT (continued)
Class C Shares                                                          YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2003              2002              2001             2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    13.73        $    15.05        $    14.10        $    13.47
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                 (0.30)            (0.25)            (0.20)            (0.01)
Net realized and unrealized gain (loss)                  4.30             (1.07)             1.18              0.84
                                                   ----------        ----------        ----------        ----------
   Total from Investment Operations                      4.00             (1.32)             0.98              0.83
                                                   ----------        ----------        ----------        ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 --                --                --             (0.01)
From net realized gains                                 (0.09)               --             (0.03)            (0.19)
                                                   ----------        ----------        ----------        ----------
   Total Distributions Declared to Shareholders         (0.09)               --             (0.03)            (0.20)
                                                   ----------        ----------        ----------        ----------
NET ASSET VALUE, END OF PERIOD                     $    17.64        $    13.73        $    15.05        $    14.10
                                                   ==========        ==========        ==========        ==========
Total Return (c)                                        29.14%            (8.77)%(d)         6.95%(d)          6.17%(e)
                                                   ----------        ----------        ----------        ----------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                 2.28%(f)          2.35%(f)          2.35%             2.26%(f)(g)(h)
Net investment loss                                     (1.80)%(f)        (1.76)%(f)        (1.44)%           (1.27)%(f)(g)(h)
Reimbursement                                              --              0.10%             0.18%               --
Portfolio turnover rate                                    16%               40%               82%              116%(e)
Net assets at end of period (000's)                $   64,212        $   10,919        $    4,945        $    1,070


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.41% and (0.42)% respectively, were revised to reflect all class specific expenses in this period.


See accompanying notes to financial statements

Columbia Acorn Family of Funds
     >Notes to Financial Statements

1.    Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, you may exchange your Class Z or Class A shares of the Fund for shares of another fund at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less for Class Z shares of a fund distributed by Columbia Funds Distributor, Inc., that does not have a redemption fee (including Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select), the Fund will charge you a redemption fee of 2% of the redemption proceeds. Exchanges between Columbia Acorn International and Columbia Acorn International Select (or a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee) will not be subject to the 2% redemption fee. In addition, if you redeem shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      The financial highlights for Class Z shares are presented in a separate annual report. The annual financial statements for the Columbia Thermostat Fund, another Fund of the Trust, begin on page 71 of this report.

      Effective October 13, 2003, the Funds changed their name from Liberty Acorn Fund to Columbia Acorn Fund, Liberty Acorn International to Columbia Acorn International, Liberty Acorn USA to Columbia Acorn USA, Liberty Acorn Foreign Forty to Columbia Acorn International Select and Liberty Acorn Twenty to Columbia Acorn Select. Also on that date, the Trust changed its name from Liberty Acorn Trust to Columbia Acorn Trust.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

      On July 26, 2002, Columbia Acorn USA acquired all of the net assets of the Stein Roe Small Company Growth Fund ("Stein Roe Fund") pursuant to a plan of reorganization approved by the Stein Roe Fund shareholders on June 28, 2002. The acquisition was accomplished by a tax-free exchange of 1,139,488 shares of the Stein Roe Fund (valued at $10,096,640) for 726,123 shares of Columbia Acorn USA.

      The net assets of the Stein Roe Fund were combined with the net assets of Columbia Acorn USA on the acquisition date and included $3,125,202 of unrealized depreciation on investment. The aggregate net assets of Columbia Acorn USA immediately before and after acquisition were $306,945,066 and $317,041,706, respectively.

2.    Significant Accounting Policies

         >Security valuation

Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the SEC-approved Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees.

         >Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines


1-800-922-6769
that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

         >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

      The Funds estimate components of distributions from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Results of operations for the year reflect a change in estimate of these components using more current tax reporting received from REIT investments. The change in estimate had no impact on each of the Fund's net assets.

         >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

         >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds entered into any futures contracts or forward foreign currency contracts during the year ended December 31, 2003.

         >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fees) and realized and unrealized gains (losses) of a fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are allocated to paid-in-capital of each class proportionately for the purposes of determining net asset value of each class.

         >Custody fees

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

         >Federal income taxes

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

         >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

Columbia Acorn Family of Funds
     >Notes to Financial Statements continued

3.    Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, straddle deferrals, mark-to-market on futures contracts, current year distribution payable, foreign currency transactions, net operating losses, passive foreign investment companies, capital loss carryforwards, post-October losses and non-deductible expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                  UNDISTRIBUTED
                 NET INVESTMENT
                     INCOME
                  (ACCUMULATED
                      NET          ACCUMULATED                        NET
                   INVESTMENT      NET REALIZED      PAID-IN      UNREALIZED
                      LOSS)        GAIN (LOSS)       CAPITAL     APPRECIATION
                ---------------    ------------     --------     ------------
(IN THOUSANDS)

Columbia Acorn
   Fund                 $13,265        $(13,067)     $  (607)          $  409
Columbia Acorn
   International          1,034          (7,045)          --            6,011
Columbia Acorn
   USA                    4,550           3,217       (7,767)              --
Columbia Acorn
   International
   Select                    20             (20)          --               --
Columbia Acorn
   Select                 4,409          (4,146)        (263)              --

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 were as follows:

                                                      LONG-TERM
                                      ORDINARY         CAPITAL
DECEMBER 31, 2003                      INCOME           GAINS
-----------------                    ---------       ----------
(IN THOUSANDS)

Columbia Acorn Fund                      $  --           $9,917
Columbia Acorn Internationa             l5,935               --
Columbia Acorn USA                          --               --
Columbia Acorn International
   Select                                   19               --
Columbia Acorn Select                      736            3,445

                                      Ordinary
December 31, 2002                      Income
-----------------                    ---------
(IN THOUSANDS)

Columbia Acorn
   International                       $ 9,289

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                    UNDISTRIBUTED     UNDISTRIBUTED
                      ORDINARY          LONG-TERM         UNREALIZED
                       INCOME         CAPITAL GAINS      APPRECIATION*
                   --------------     -------------      -------------
(IN THOUSANDS)

Columbia Acorn
   Fund                   $    --          $ 14,205       $ 3,824,239
Columbia Acorn
   International           16,894                --           435,632
Columbia Acorn
   USA                         --                --           158,303
Columbia Acorn
   International
   Select                     154                --            12,522
Columbia Acorn
   Select                      --                --           109,976

*The difference between book-basis and tax-basis unrealized appreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, REIT adjustments and foreign currency transactions.

For the year ended December 31, 2003, the following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF             COLUMBIA      COLUMBIA ACORN         COLUMBIA
EXPIRATION         ACORN FUND     INTERNATIONAL          ACORN USA
----------        -----------     --------------         ---------
(IN THOUSANDS)

2009                   $   --          $ 111,479           $ 3,035
2010                       --             76,335            10,064
2011                       --             48,476                --
                  -----------     --------------         ---------
TOTAL                  $   --          $ 236,290           $13,099

YEAR OF                     COLUMBIA ACORN      COLUMBIA ACORN
EXPIRATION               INTERNATIONAL SELECT       SELECT
----------               --------------------   --------------
(IN THOUSANDS)

2009                                  $23,084             $ --
2010                                   12,528               --
2011                                    2,488               --
                         --------------------   --------------
TOTAL                                 $38,100             $ --

      Capital loss carryforwards utilized during the year ended December 31, 2003, were as follows:

Columbia Acorn                                           $38,258
Columbia Acorn USA                                         5,383
Columbia Acorn Select                                        530

      Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.


1-800-922-6769

      Columbia Acorn Fund and Columbia Acorn

International have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains and losses relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows (in thousands):

COLUMBIA ACORN FUND
--------------------------------------------------------------------------------
(IN THOUSANDS)

Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2002                                    $ 409

Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2003                                   --

Unrealized appreciation recognized in
prior years on PFIC's sold during 2003                   (409)
                                                   ----------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2003             $  --
                                                   ----------

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------------------------------
(IN THOUSANDS)

Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2002                                  $ 7,225

Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2003                                1,215

Unrealized appreciation recognized in
prior years on PFIC's sold during 2003                 (7,225)
                                                   ----------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2003           $ 1,215
                                                   ----------

4.    Transactions with Affiliates

Effective October 13, 2003, the Fund's investment advisor changed its name from Liberty Wanger Asset Management, L.P. to Columbia Wanger Asset Management, L.P. ("Columbia WAM"). Columbia WAM, a wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of the Funds' business affairs.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
--------------------------------------------------------------------------------
Net asset value:
On the first $700 million                              .75%
Next $1.3 billion                                      .70%
Net assets in excess of $2 billion                     .65%

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------------------------------
Net asset value:
On the first $100 million                             1.20%
Next $400 million                                      .95%
Net assets in excess of $500 million                   .75%

COLUMBIA ACORN USA
--------------------------------------------------------------------------------
Net asset value:
On the first $200 million                              .95%
Net assets in excess of $200 million                   .90%

COLUMBIA ACORN INTERNATIONAL SELECT
--------------------------------------------------------------------------------
On average daily net assets:                           .95%

COLUMBIA ACORN SELECT
--------------------------------------------------------------------------------
On average daily net assets:                           .90%

         >Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Select Class A, B and C shares and 1.35% of the average annual net assets for Columbia Acorn Select Class A, B and C shares.

      Columbia WAM also provides administrative services to each Fund at an annual rate of .05% of average daily net assets.

      Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc. (the Distributor). The Distributor, an indirect subsidiary of Fleet, is each Fund's principal underwriter and receives no compensation on the sale of Class Z shares.

      For the year ended December 31 2003, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select have been advised that the Distributor retained $1,525,281 in underwriting discounts on the sale of Class A shares and received contingent deferred sales charges of $1,676,890, $90,066, $131,820, $9,893, $154,202, respectively, on Class A, Class B and Class C share redemptions.

      Each Fund has adopted a 12b-1 plan which requires it to pay the Distributor a monthly service fee equal to 0.25% annually, of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires each Fund to pay the Distributor a monthly distribution fee equal to 0.10%, 0.75% and 0.75% annually, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

      Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc. (the "Transfer Agent"). The Transfer Agent, an affiliate of the investment advisor, provides shareholder services to the

Columbia Acorn Family of Funds
     >Notes to Financial Statements continued

Funds and receives reimbursement for out-of-pocket expenses. Transfer Agent fees are comprised of 0.07% annually, of the average daily net assets attributable to Class A, Class B and Class C shares plus charges based on the number of shareholder accounts and transactions.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers or trustees who are affiliated with Columbia WAM. Trustees' fees and expenses for the year ended December 31, 2003 are as follows:

----------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                                        $ 369
Columbia Acorn International                                  70
Columbia Acorn USA                                            20
Columbia Acorn International Select                            4
Columbia Acorn Select                                         14
----------------------------------------------------------------

      The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

      During the year ended December 31, 2003, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

FUNDS                                  PURCHASES       SALES
----------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                      $ 32,474      $ 5,329
Columbia Acorn International                7,022       33,552
Columbia Acorn USA                          1,032           --
Columbia Acorn International Select            --           45
Columbia Acorn Select                          --        1,204
----------------------------------------------------------------

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the year ended December 31, 2003.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2003 were:

COLUMBIA ACORN FUND
--------------------------------------------------------------------------------
(IN THOUSANDS)                                                            2003

Investment securities
  Purchases                                                         $2,754,813
  Proceeds from sales                                                  692,955
================================================================================

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------------------------------
(IN THOUSANDS)                                                            2003

Investment securities
  Purchases                                                            533,515
  Proceeds from sales                                                  712,236
================================================================================

COLUMBIA ACORN USA
--------------------------------------------------------------------------------
(IN THOUSANDS)                                                            2003

Investment securities
  Purchases                                                            198,615
  Proceeds from sales                                                   29,091
================================================================================

COLUMBIA ACORN INTERNATIONAL SELECT
--------------------------------------------------------------------------------
(IN THOUSANDS)                                                            2003

Investment securities
  Purchases                                                             22,844
  Proceeds from sales                                                   25,103
================================================================================

COLUMBIA ACORN SELECT
--------------------------------------------------------------------------------
(IN THOUSANDS)                                                            2003

Investment securities
  Purchases                                                            490,046
  Proceeds from sales                                                   62,409
================================================================================

7.    Legal Proceedings

The Securities and Exchange Commission (the "SEC"), the New York Attorney General and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of Columbia Management Group, Inc. ("CMG") (collectively, "Columbia"). These affiliates include the Distributor, Columbia Management Advisors, Inc. ("CMA"), and Columbia Wanger Asset Management, L.P. ("Columbia WAM"). CMA is the adviser to the Columbia Family of Funds, but is not the adviser to the Columbia Acorn Family of Funds. Columbia has not uncovered any instances where Columbia entities were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading shares of various funds managed by subsidiaries of CMG between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds


1-800-922-6769
in the Columbia Family of Funds. A majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exist today. Information relating to those trading arrangements has been supplied to various regulatory authorities.

      The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against the Distributor and CMA alleging that they have violated certain provisions of the federal securities laws. Columbia believes that those allegations are based principally on the trading arrangements referred to above. Columbia WAM has not been named in these notices. The Distributor and CMA are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding the Distributor or CMA, and structural changes in the conduct of their business.

      Although Columbia does not believe that these regulatory developments or their resolution will have a material adverse effect on the Funds, or on the ability of the Distributor or Columbia WAM to provide services to the Funds, there can be no assurance that these matters or any publicity relating to these matters or other developments resulting from them will not adversely effect sales or redemptions of Fund shares or otherwise effect the Funds.

      Columbia Acorn Trust (the "Trust") and Columbia WAM are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in Columbia Acorn International Fund ("International Fund") for a period of more than 14 days during the five years prior to the filing of the lawsuit. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. The lawsuit alleges, in summary, that the Trust and Columbia WAM exposed International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement International Fund's portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      The Trust and Columbia WAM also are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days, without any stated limitation on the duration of the class period. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. This suit contains allegations and counts similar to those described above, and also includes an additional count under Section 36(a) of the Investment Company Act of 1940.

      The Trust, on behalf of International Fund, and Columbia WAM intend to defend both suits vigorously. The Trust does not believe that the pending actions will have a material adverse affect on the financial statements of any Fund, and Columbia WAM does not believe that the pending actions will have a material adverse affect on its ability to perform under its contracts with the Funds.

Columbia Acorn Family of Funds
     >Unaudited Information

FEDERAL INCOME TAX INFORMATION:

COLUMBIA ACORN FUND

For the fiscal year ended December 31, 2003, the Fund designates long-term capital gains of $24,122.

COLUMBIA ACORN INTERNATIONAL FUND

Foreign taxes paid during the fiscal year ended December 31, 2003, amounted to $3,216 ($0.04 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2003.

      Gross income derived from sources within foreign countries amounted to $33,962 ($0.46 per share) for the fiscal year ended December 31, 2003.

COLUMBIA ACORN INTERNATIONAL SELECT FUND

Foreign taxes paid during the fiscal year ended December 31, 2003, amounted to $62 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2003.

      Gross income derived from sources within foreign countries amounted to $745 ($0.25 per share) for the fiscal year ended December 31, 2003.

COLUMBIA ACORN SELECT FUND

For the fiscal year ended December 31, 2003, the Fund designates long-term capital gains of $3,445.
100% of the ordinary income distributed by the Fund, in the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 100%, or the maximum amount allowable under the Job and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2003 to December 31, 2003 may represent qualified dividend income. Final information will be provided in your 2003 1099-DIV form.


1-800-922-6769

Columbia Thermostat Fund
     >Statement of Investments, December 31, 2003

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                            VALUE (000)
----------------------------------------------------------------

               >STOCK FUNDS: 49.5%
         981   Columbia Growth & Income Fund,
               Class Z                               $    15,899
       1,719   Columbia Growth Stock Fund,
               Class Z (b)                                15,870
         559   Columbia Acorn Fund, Class Z               12,613
         393   Columbia Mid Cap Value Fund, Class Z        9,502
         522   Columbia Acorn Select, Class Z (b)          9,501
----------------------------------------------------------------
               TOTAL STOCK FUNDS (COST: $54,614)          63,385

               >BOND FUNDS: 49.6%
       3,469   Columbia Intermediate Bond
               Fund, Class Z                              31,739
       1,775   Columbia Federal Securities
               Fund, Class Z                              19,061
       1,453   Columbia High Yield Fund, Class Z          12,696
----------------------------------------------------------------
               TOTAL BOND FUNDS (COST: $62,988)           63,496

               >SHORT-TERM OBLIGATION: 0.8%
     $   972   Repurchase Agreement with State
                 Street Bank & Trust Co.,
                 dated 12/31/03, due 1/02/04
                 at 0.85% collateralized by
                 Federal National Mortgage
                 Association Notes maturing
                 6/17/05, Market Value $996
                 (repurchase proceeds: $972)                 972
----------------------------------------------------------------
               (COST: $972)                                  972
                                                     -----------
TOTAL INVESTMENTS: 99.9%                                 127,853
               (COST: $118,574)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.1%                  76
                                                     -----------
TOTAL NET ASSETS: 100%                               $   127,929
================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2003, for federal income tax purposes cost of investments was $118,600 and net unrealized appreciation was $9,253, consisting of gross unrealized appreciation of $9,349 and gross unrealized depreciation of $96.

(b) Non-income producing.

Columbia Thermostat Fund
     >Statement of Assets and Liabilities



DECEMBER 31, 2003
-----------------
(IN THOUSANDS)
ASSETS
Investments, at value (cost: $118,574)                                     $      127,853

Cash                                                                                    8
Receivable for:
    Fund shares sold                                                                1,655
    Dividends                                                                         219
Expense reimbursement due from Advisor                                                167
                                                                           --------------
    Total Assets                                                                  129,902

LIABILITIES
Payable for:
    Investments purchased                                                           1,782
    Fund shares redeemed                                                               53
    Transfer agent fees                                                                29
    Custody fees                                                                        2
    Reports to shareholders                                                            19
    12b-1 Service & Distribution fees                                                  74
Other liabilities                                                                      14
                                                                           --------------
    Total Liabilities                                                               1,973
                                                                           --------------
NET ASSETS                                                                 $      127,929
                                                                           ==============

COMPOSITION OF NET ASSETS
Paid in capital                                                            $      118,444
Accumulated net realized gain                                                         206
Net unrealized appreciation on investments                                          9,279
                                                                           --------------
NET ASSETS                                                                 $      127,929
                                                                           ==============
Net asset value per share-- Class A (a)                                    $        12.30
    (Net assets/shares)                                                    ($42,271/3,437)

Maximum offering price per share-- Class A (b)                             $        13.05
    (Net asset value per share/front-end sales charge)                     ($12.30/0.9425)

Net asset value and offering price per share-- Class B (a)                 $        12.32
    (Net assets/shares)                                                    ($51,501/4,179)

Net asset value and offering price per share-- Class C (a)                 $        12.32
    (Net assets/shares)                                                    ($20,087/1,631)

Net asset value, offering price and redemption price per share-- Class Z   $        12.31
    (Net assets/shares)                                                    ($14,070/1,143)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.


1-800-922-6769
See accompanying notes to financial statements.

Columbia Thermostat Fund
     >Statement of Operations
      For the Year Ended December 31, 2003

(IN THOUSANDS)
--------------
INVESTMENT INCOME:
    Dividends from investment company shares                         $   1,135
    Interest income                                                         27
                                                                     ---------
    Total Investment Income                                              1,162

EXPENSES:
Management fees                                                             49
Administration fees                                                         25
12b-1 Services & Distribution fees                                         299
Transfer agent fees                                                        134
Trustees fees                                                               --*
Custody fees                                                                28
Registration and blue sky fees                                             159
Reports to shareholders                                                     85
Other expenses                                                              37
                                                                     ---------
    Total expenses                                                         816
Less custody fees paid indirectly                                           --*
Less reimbursement of expenses by Advisor                                 (350)
                                                                     ---------
    Net Expenses                                                           466
                                                                     ---------
    Net Investment Income                                                  696
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain distributions from investment company shares                 272
Net unrealized appreciation on investments                               9,219
                                                                     ---------
    Net realized and unrealized gain                                     9,491
                                                                     ---------
Net Increase in Net Assets resulting
    from Operations                                                  $  10,187
                                                                     =========

*Rounds to less than $500.


See accompanying notes to financial statements.

Columbia Thermostat Fund
     >Statement of Changes in Net Assets

                                                    YEAR ENDED      PERIOD ENDED
INCREASE IN NET ASSETS                              DECEMBER 31,    DECEMBER 31,
----------------------                              -----------     -----------
(IN THOUSANDS)                                        2003 (a)       2002 (b)

OPERATIONS:
Net investment income                                $      696       $      9
Net realized gain on investments                            272             10
Net unrealized appreciation                               9,219             60
                                                    -----------     ----------
  Net Increase from Operations                           10,187             79

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income-- Class A                          (395)            --
  Net realized gain-- Class A                               (21)            --
  Net investment income-- Class B                          (108)            --
  Net realized gain-- Class B                               (30)            --
  Net investment income-- Class C                           (43)            --
  Net realized gain-- Class C                               (10)            --
  Net investment income-- Class Z                          (160)            --
  Net realized gain-- Class Z                               (14)            --
                                                    -----------     ----------
    Total Distribution to Shareholders                     (781)            --

SHARE TRANSACTIONS:
  Subscriptions-- Class A                                40,815             --
  Distributions reinvested-- Class A                        373             --
  Redemptions-- Class A                                  (1,441)            --
                                                    -----------     ----------
  Net Increase-- Class A                                 39,747             --

  Subscriptions-- Class B                                48,741             --
  Distributions reinvested-- Class B                        125             --
  Redemptions-- Class B                                  (1,176)            --
                                                    -----------     ----------
  Net Increase-- Class B                                 47,690             --

  Subscriptions-- Class C                                19,668             --
  Distributions reinvested-- Class C                         44             --
  Redemptions-- Class C                                  (1,015)            --
                                                    -----------     ----------
  Net Increase-- Class C                                 18,697             --

  Subscriptions-- Class Z                                 9,094          4,089
  Distributions reinvested-- Class Z                        166             --
  Redemptions-- Class Z                                  (1,023)           (16)
                                                    -----------     ----------
  Net Increase-- Class Z                                  8,237          4,073
                                                    -----------     ----------
    Net Increase from Share Transactions                114,371          4,073
                                                    -----------     ----------
Total Increase in Net Assets                            123,777          4,152
                                                    -----------     ----------

NET ASSETS:
Beginning of period                                       4,152             --
                                                    -----------     ----------
End of period                                        $  127,929       $  4,152
                                                    ===========     ==========
OVERDISTRIBUTED (UNDISTRIBUTED) NET
  INVESTMENT INCOME                                         $--             $9
                                                    ===========     ==========

(a) Class A, Class B, and Class D commenced operations March 3, 2003. On October 13, 2003, Class D was redesignated Class C.

(b)  Class Z commenced operations September 25, 2002.


1-800-922-6769
See accompanying notes to financial statements.



                                                                YEAR ENDED      PERIOD ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                       DECEMBER 31,    DECEMBER 31,
-----------------------------------------                       -----------     -----------
(IN THOUSANDS)                                                     2003 (a)        2002 (b)
  Subscriptions-- Class A                                             3,529              --
  Shares issued in reinvestment and capital gains-- Class A              31              --
  Less shares redeemed-- Class A                                       (123)             --
                                                                -----------     -----------
  Net Increase-- Class A                                              3,437              --

  Subscriptions-- Class B                                             4,268              --
  Shares issued in reinvestment and capital gains-- Class B              10              --
  Less shares redeemed-- Class B                                        (99)             --
                                                                -----------     -----------
  Net Increase-- Class B                                              4,179              --

  Subscriptions-- Class C                                             1,712              --
  Shares issued in reinvestment and capital gains-- Class C               4              --
  Less shares redeemed-- Class C                                        (85)             --
                                                                -----------     -----------
  Net Increase-- Class C                                              1,631              --

  Subscriptions-- Class Z                                               821             400
  Shares issued in reinvestment and capital gains-- Class Z              14              --
  Less shares redeemed-- Class Z                                        (91)             (1)
                                                                -----------     -----------
  Net Increase-- Class Z                                                744             399
                                                                -----------     -----------
Net Increase in Shares of Beneficial Interest                         9,991             399
                                                                -----------     -----------


(a) Class A, Class B, Class D commenced operations March 3, 2003. On October 13, 2003, Class D was redesignated Class C.

(b)  Class Z commenced operations September 25, 2002.


See accompanying notes to financial statements.

Columbia Thermostat Fund
     >Financial Highlights

                                                            INCEPTION
                                                           MARCH 3, 2003
                                                             THROUGH
Class A Shares                                             DECEMBER 31,
                                                          --------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT THE PERIOD                                         2003
NET ASSET VALUE, BEGINNING OF PERIOD                      $        10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                           0.18
Net realized and unrealized gain                                    2.15
                                                          --------------
     Total from Investment Operations                               2.33
                                                          --------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         (0.13)
From net realized gains                                            (0.00)(b)
                                                          --------------
    Total Distributions Declared to Shareholders                   (0.13)
                                                          --------------
NET ASSET VALUE, END OF PERIOD                            $        12.30
                                                          ==============
Total Return                                                       23.10%(c)(d)
                                                          --------------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f)                                                     0.57%(g)
Net investment income (f)                                           1.86%(g)
Reimbursement (f)                                                   0.66%(g)
Portfolio turnover rate                                               61%(c)
Net assets at end of period (000's)                       $       42,271

(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Represents less than $0.01.

(c)  Not annualized.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e) Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

                                                              INCEPTION
                                                             MARCH 3, 2003
                                                               THROUGH
CLASS B SHARES                                               DECEMBER 31,
                                                             -----------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT THE PERIOD                                           2003
NET ASSET VALUE, BEGINNING OF PERIOD                         $     10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                           0.10
Net realized and unrealized gain                                    2.16
                                                             -----------
   Total from Investment Operations                                 2.26
                                                             -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         (0.04)
From net realized gains                                            (0.00)(b)
                                                             -----------
   Total Distributions Declared to Shareholders                    (0.04)
                                                             -----------
NET ASSET VALUE, END OF PERIOD                               $     12.32
                                                             ===========
Total Return                                                       22.38%(c)(d)
RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f)                                                     1.32%(g)
Net investment income (f)                                           1.06%(g)
Reimbursement (f)                                                   0.66%(g)
Portfolio turnover rate                                               61%(c)
Net assets at end of period (000's)                          $    51,501

(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Represents less than $0.01.

(c)  Not annualized.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e) Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

                                                              INCEPTION
                                                            MARCH 3, 2003
                                                               THROUGH
Class C Shares                                               DECEMBER 31,
                                                             -----------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT THE PERIOD                                           2003
NET ASSET VALUE, BEGINNING OF PERIOD                         $     10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                           0.11
Net realized and unrealized gain                                    2.15
                                                             -----------
   Total from Investment Operations                                 2.26
                                                             -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         (0.04)
From net realized gains                                            (0.00)(b)
                                                             -----------
   Total Distributions Declared to Shareholders                    (0.04)
                                                             -----------
NET ASSET VALUE, END OF PERIOD                               $     12.32
                                                             ===========
Total Return                                                       22.38%(c)(d)
                                                             -----------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f)                                                     1.32%(g)
Net investment income (f)                                           1.10%(g)
Reimbursement (f)                                                   0.66%(g)
Portfolio turnover rate                                               61%(c)
Net assets at end of period (000's)                          $    20,087

(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Represents less than $0.01.

(c)  Not annualized.

(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e) Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.


1-800-922-6769
See accompanying notes to financial statements.

Columbia Thermostat Fund
     >Notes to Financial Statements

1.    Nature of Operations

Columbia Thermostat Fund (the "Fund"), a series of Columbia Acorn Trust
(the "Trust"), an open-end management investment company organized as a Massachusetts business trust, commenced operations September 25, 2002. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z. On October 13, 2003, Class D was redesignated Class C.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge may be assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      The financial highlights for Class Z shares are presented in a separate annual report. The annual report for the other series of the Trust is also included in this report.

      The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a `fund of funds', under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. As of December 31, 2003, the Fund invested in five stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select Fund, Columbia Growth & Income Fund, Columbia Mid Cap Value Fund, Columbia Growth Stock Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia High Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

2.   Significant Accounting Policies
     >Security valuation

Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. High quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

     >Repurchase agreements

      The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     >Security transactions and investment income

      Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and short-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      Awards from class action litigation may be recorded as a reduction of cost. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

     >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

     >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading.

     >Custody fees

      The custody fees are reduced based on the Fund's cash balance maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Columbia Thermostat Fund
     >Notes to Financial Statements, Continued

     >Federal income taxes

The Fund has complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

     >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3.    Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                   OVERDISTRIBUTED   ACCUMULATED
                   NET INVESTMENT    NET REALIZED      PAID-IN
                       INCOME           GAIN           CAPITAL
--------------------------------------------------------------
(in thousands)
                              $  1          $  (1)       $  --

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification. The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                      LONG-TERM         TAX
                      ORDINARY        CAPITAL        RETURN OF
                       INCOME           GAINS         CAPITAL
--------------------------------------------------------------
(in thousands)
                        $  771            $  10          $  --

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                 UNDISTRIBUTED   UNDISTRIBUTED
                   ORDINARY        LONG-TERM      UNREALIZED
                    INCOME       CAPITAL GAINS   APPRECIATION*
--------------------------------------------------------------
(in thousands)
                        $  197           $  36       $   9,253

* The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the tax deferral of losses on wash sales.

4.    Transactions with Affiliates

Effective October 13, 2003, the Fund's investment advisor changed its name from Liberty Wanger Asset Management, L.P. to Columbia Wanger Asset Management, L.P. ("Columbia WAM"). Columbia WAM, a wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of the Fund's business affairs.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

     >Expense Limit

Columbia WAM has agreed to voluntarily reimburse the direct operating expenses (exclusive of distribution and service fees, interest, taxes, extraordinary expenses, if any, and expenses associated with the Fund's investment in other investment companies) exceeding 0.60% of the average annual net assets of the Fund's Class A, B and C shares. Effective August 1, 2003, Columbia WAM has agreed to contractually reimburse the direct operating expenses (exclusive of distribution and service fees, interest, taxes, extraordinary expenses, if any, and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class A, B and C shares.

      Columbia WAM has also contracted to provide administrative services at an annual rate of .05% of the Fund's average daily net assets.

      Effective October 13, 2003 Liberty Funds Distributor, Inc., changed its name to Columbia Funds Distributor, Inc. (the Distributor). The Distributor, an indirect subsidiary of Fleet, is the Fund's principal underwriter and receives no compensation on the sale of Class Z shares.

      For the year ended December 31 2003, the Fund has been advised that the Distributor retained $178,252 in underwriting discounts on the sale of Class A and Class D shares prior to the share re-designation of Class D to Class C shares. The Fund has been advised that the Distributor received contingent deferred sales charges of $0, $26,208 and $557 on Class A, Class B and Class C share redemptions, respectively.


1-800-922-6769

      The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a monthly service fee equal to 0.25% annually, of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires the Fund to pay the Distributor a monthly distribution fee equal to 0.25%, 0.75% and 0.75% annually, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

      Effective October 13, 2003, Liberty Funds Services, Inc., changed its name to Columbia Funds Services, Inc. (the "Transfer Agent"). The Transfer Agent, an affiliate of the investment advisor, provides shareholder services to the Fund and receives reimbursement for out-of-pocket expenses. Transfer Agent fees are comprised of 0.07% annually, of the average daily net assets attributable to Class A, Class B and Class C shares plus charges based on the number of shareholder accounts and transactions.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses for the year ended December 31, 2003, were $270.

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the year ended December 31, 2003.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2003 were:

------------------------------------------------------------
(in thousands)
  Purchases                                       $  144,197
  Proceeds from sales                             $   30,493
============================================================

7.    Legal Proceedings

The Securities and Exchange Commission (the "SEC"), the New York Attorney General and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of Columbia Management Group, Inc. ("CMG") (collectively, "Columbia"). These affiliates include the Distributor, Columbia Management Advisors, Inc. ("CMA"), and Columbia Wanger Asset Management, L.P. ("Columbia WAM"). CMA is the adviser to the Columbia Family of Funds, but is not the adviser to the Columbia Acorn Family of Funds. Columbia has not uncovered any instances where Columbia entities were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading shares of various funds managed by subsidiaries of CMG between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds in the Columbia Family of Funds. A majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exist today. Information relating to those trading arrangements has been supplied to various regulatory authorities.

      The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against the Distributor and CMA alleging that they have violated certain provisions of the federal securities laws. Columbia believes that those allegations are based principally on the trading arrangements referred to above. Columbia WAM has not been named in these notices. The Distributor and CMA are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding the Distributor or CMA, and structural changes in the conduct of their business.

      Although Columbia does not believe that these regulatory developments or their resolution will have a material adverse effect on the Funds, or on the ability of the Distributor or Columbia WAM to provide services to the Funds, there can be no assurance that these matters or any publicity relating to these matters or other developments resulting from them will not adversely effect sales or redemptions of Fund shares or otherwise effect the Funds.

      Columbia Acorn Trust (the "Trust") and Columbia WAM are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in Columbia Acorn International Fund ("International Fund") for a period of more than 14 days during the five years prior to the filing of the lawsuit. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. The lawsuit alleges, in summary, that the Trust and Columbia WAM exposed

Columbia Thermostat Fund
     >Notes to Financial Statements, Continued

      International Fund shareholders to trading by market timers by allegedly
(a) failing to properly evaluate daily whether a significant event affecting the value of International Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement International Fund's portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      The Trust and Columbia WAM also are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days, without any stated limitation on the duration of the class period. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. This suit contains allegations and counts similar to those described above, and also includes an additional count under Section 36(a) of the Investment Company Act of 1940.

      The Trust, on behalf of International Fund, and Columbia WAM intend to defend both suits vigorously. The Trust does not believe that the pending actions will have a material adverse affect on the financial statements of any Fund, and Columbia WAM does not believe that the pending actions will have a material adverse affect on its ability to perform under its contracts with the Funds.

1-800-922-6769
                                       80

Columbia Thermostat Fund
     >Unaudited Information (in thousands)

FEDERAL INCOME TAX INFORMATION:

For the fiscal year ended December 31, 2003, the Fund designates long-term capital gains of $36.

      30.23% of the ordinary income distributed by the Fund, in the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 30.23%, of the maximum amount allowable under the Jobs and Growth Tax Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2003 to December 31, 2003 may represent qualified dividend income. Final information will be provided in your 2003 1099-DIV From.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
COLUMBIA ACORN TRUST

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund, comprising the Columbia Acorn Trust, as of December 31, 2003, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Columbia Acorn Trust as of December 31, 2003, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ERNST & YOUNG LLP
Chicago, Illinois
February 6, 2004


1-800-922-6769

                       This page intentionally left blank.

BOARD OF TRUSTEES AND MANAGEMENT OF COLUMBIA ACORN FUNDS

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the six series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.



                            YEAR FIRST                                              NUMBER OF
NAME, POSITION(S) WITH      ELECTED OR                                           PORTFOLIOS IN FUND
COLUMBIA ACORN AND AGE     APPOINTED TO        PRINCIPAL OCCUPATION(S) DURING    COMPLEX OVERSEEN
AT JANUARY 1, 2004            OFFICE*            PAST FIVE YEARS                BY TRUSTEE/OFFICER      OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
                                              TRUSTEES WHO ARE NOT INTERESTED
                                                 PERSONS OF COLUMBIA ACORN:

Margaret Eisen, 50,           2002            Chair, Institute for Financial              6           Antigenics, Inc.
 Trustee                                      Markets; formerly managing                              (biotechnology and
                                              director, DeGuardiola Advisors;                         drugs); Global
                                              formerly managing director,                             Financial Group
                                              North American Equities at                              (venture capital fund
                                              General Motors Asset Management;                        of funds).
                                              prior thereto, director of
                                              Worldwide Pension Investments
                                              for DuPont Asset Management.


Leo A. Guthart, 66,           1994            Executive vice president,                   6           AptarGroup, Inc. (producer
 Trustee                                      Honeywell International                                 of dispensing valves, pumps
                                              (home and building control);                            and closures); Symbol
                                              chairman, Cylink Corporation                            Technologies, Inc.
                                              (supplier of encryption                                 (manufacturer of bar
                                              equipment); former chairman of                          code scanning equipment).
                                              the board of trustees, Hofstra
                                              University; chairman and chief
                                              executive officer, Topspin
                                              Partners, L.P.

Jerome Kahn, Jr.,             1987            Former president, William Harris            6           None.
69, Trustee                                   Investors, Inc.
                                              (investment adviser).

Steven N. Kaplan, 44,         1999            Neubauer Family Professor of                6           None.
Trustee                                       Entrepreneurship and Finance,
                                              Graduate School of Business,
                                              University of Chicago.

David C. Kleinman, 68,        1972            Adjunct professor of strategic              6           Sonic Foundry, Inc.
Trustee                                       management, University of                               (software);  AT&T Latin
                                              Chicago Graduate School of                              America
                                              Business; Business consultant.

Allan B. Muchin, 67,          1998            Chairman emeritus, Katten Muchin            6           Alberto-Culver Company
Trustee                                       Zavis Rosenman (law firm).                              (toiletries).


Robert E. Nason, 67,          1998            Consultant and private investor             6           None.
Trustee and Chairman                          since 1998; from 1990-1998,
                                              executive partner and chief
                                              executive officer, member of
                                              the executive committee of Grant
                                              Thornton, LLP  public accounting
                                              (firm) and member of the policy
                                              board of Grant Thornton
                                              International.

John A. Wing, 68,             2002           Frank Wakely Gunsaulus Professor             6           AmerUs Life Holdings (life
Trustee                                      of Law and Finance, and                                  insurance); LDF, Inc. and
                                             chairman of the Center for the                           Labe Federal Bank (banking);
                                             Study of Law and Financial                               Margo Caribe, Inc. (farming).
                                             of Technology; prior thereto,
                                             chairman of the board and chief
                                             executive officer of ABN-AMRO
                                             Incorporated, formerly The
                                             Chicago Corporation and chief
                                             executive officer of Market
                                              Liquidity Network, LLC.

                                             TRUSTEES WHO ARE INTERESTED
                                              PERSONS OF COLUMBIA ACORN:

Charles P.                                   Chief investment officer of                  10          None.
McQuaid, 50,                                 Columbia WAM since September 30,
Trustee,                      1992           2003; portfolio manager since
Trustee and President(1)      2003           1995 and director of research
                                             from July 1992 through
                                             December 2003 of Columbia WAM;
                                             principal, WAM from July 1995
                                             to September 29, 2000; president,
                                             Wanger Advisors Trust.

Ralph Wanger, 69,             1970           Founder, former president, chief             10          Wanger Advisors Trust
Trustee(1)                                   investment officer  and portfolio                        (4 portfolios).
                                             manager, Columbia  WAM (1992-2003);
                                             principal, WAM from July 1992
                                             until September 29, 2000;
                                             president, WAM Ltd. from July
                                             1992 to September 29, 2000;
                                             president and director, WAM
                                             Acquisition GP, Inc.  since
                                             September 29, 2000; former
                                             president, Wanger Advisors Trust;
                                             director, Wanger Investment
                                             Company plc.

                                              OFFICERS OF COLUMBIA ACORN:

J. Kevin Connaughton, 39,     2001            Treasurer of the Columbia Funds             10          None.
Assistant Treasurer                          and  of the Columbia All-Star Funds
                                             since December 2000  (formerly
                                             controller and chief accounting
                                             officer  of the  Columbia Funds
                                             and of the Columbia  All-Star Funds
                                             from February 1998 to October 2000);
                                             treasurer of the Stein Roe Funds
                                             since February 2001  (formerly
                                             chief accounting officer and
                                             controller from May 2000 to
                                             February 2001); treasurer of the
                                             Galaxy Funds since September 2002;
                                             senior vice president  of Columbia
                                             Funds Group since January 2001;
                                             (formerly vice president of
                                             Colonial Management Associates
                                             from February 1998 to October 2000)


P. Zachary Egan, 35,          2003           Analyst and portfolio manager,               6           None.
Vice President                               Columbia WAM since  1999; prior
                                             thereto, a research fellow with
                                             the Robert Bosch Foundation.

Kenneth A. Kalina, 44,        1995           Chief financial officer, Columbia            10          None.
Assistant Treasurer                          WAM since April 2000; assistant
                                             treasurer, Wanger  Advisors Trust;
                                             fund controller, Columbia WAM
                                             since September 1995;  director,
                                             New Americas Small Cap  Fund.

Bruce H. Lauer, 46,           1995           Chief operating officer, Columbia            10          None.
Vice President,                              WAM since April  1995; principal,
Secretary                                    WAM from January  2000 to
and Treasurer                                September 29, 2000; vice president,
                                             treasurer and  secretary, Wanger
                                             Advisors Trust;  director, Wanger
                                             Investment Company plc and New
                                             Americas Small Cap Fund.

Robert A. Mohn, 42,           1997           Analyst and portfolio manager,               10          None.
Vice President                               Columbia  WAM since  August
                                             1992; principal, WAM from 1995
                                             to September 29, 2000; vice
                                             president, Wanger Advisors Trust.

Louis J. Mendes, 39,          2003           Analyst and portfolio manager,               6           None.
Vice President                               Columbia WAM since 2001; prior
                                             thereto, analyst and portfolio
                                             manager, Merrill Lynch.

Todd Narter, 39,              2001           Analyst and portfolio manager,               10          None.
Vice President                               Columbia WAM since June 1997;
                                             vice president, Wanger Advisors
                                             Trust.

Christopher Olson, 39,        2001           Analyst and portfolio manager,               10          None.
Vice President                               Columbia WAM since January 2001;
                                             vice president, Wanger Advisors
                                             Trust; prior thereto, director
                                             and portfolio strategy analyst
                                             with UBS Asset Management/Brinson
                                             Partners.

John H. Park, 36,             1998           Director of domestic research                10          None.
Vice President                               since December 2003 ; analyst and
                                             portfolio manager, Columbia WAM
                                             since July 1993; principal,
                                             WAM from 1998 to September
                                             29, 2000; vice president, Wanger
                                             Advisors Trust.

Vincent P.                    2001           Vice president and senior counsel,           10          None.
Pietropaolo, 38,                             Columbia Funds Group since
Assistant Secretary                          December 1999; associate, Morgan
                                             Lewis & Bockius, October 1998 to
                                             December 1999; product manager,
                                             Putnam Investments  from April
                                             1997 to October 1998.

David A. Rozenson, 49,        2003           Secretary of the Columbia Funds              10          None.
Chief Legal Officer                          and of the  Columbia All-Star
                                             Funds since December 2003;
                                             senior counsel, Fleet Boston
                                             Financial Corporation since
                                             January  1996; associate general
                                             counsel, Columbia Management Group
                                             since November 2002.



* Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of Acorn Fund Inc., the Trust's predecessor.

(1) Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and an employee of Columbia WAM. Effective September 30, 2003, Mr. Wanger no longer serves as president of the Trust and president, chief investment officer and portfolio manager of Columbia WAM. As of that date, Mr. McQuaid became chief investment officer of Columbia WAM, and Mr. Wanger continues to serve as an interested Trustee of the Trust and remains affiliated with Columbia WAM, acting in an advisory capacity.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

The SAI includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-345-6611.

Columbia Acorn Funds ANNUAL REPORT, DECEMBER 31,2003                PRSRT STD
                                                                  U.S. POSTAGE
[EAGLE HEAD LOGO APPEARS HERE]                                       PAID
                                                                  HOLLISTON, MA
COLUMBIAFUNDS                                                     PERMIT NO.20

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(c) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 0211-2621
800.345.6611 www.columbiafunds.com




                                                ACN-02/729Q-1203 (02/04) 04/0529

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that David C. Kleinman, Robert
E. Nason and John A. Wing, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Kleinman, Mr. Nason and Mr. Wing are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

4(a) Aggregate Audit Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        $238,400       $224,200

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        $24,000        $14,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In fiscal year 2003, Audit-Related Fees relate to certain agreed-upon procedures performed for semi-annual shareholder reports. Audit-Related Fees in fiscal year 2002 relate to certain agreed-upon procedures conducted during the conversion of the registrant's accounting system as well as agreed-upon procedures relating to a fund merger.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Audit-Related services to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        0%             N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        0%             N/A

(c) Aggregate Tax Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        $35,300        $31,100

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in fiscal year 2003 primarily relate to the review of annual tax returns, the review of calculations of required shareholder distributions and assistance with claims for foreign tax refunds. Tax fees in fiscal year 2002 primarily relate to the review of annual tax returns and the review of calculations of required shareholder distributions.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Tax Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        4%             N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        0%             N/A

(d) Aggregate All Other Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        $0             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of All Other Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        0%             N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                        2003           2002
                        0%             N/A

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant's Audit Committee is to specifically pre-approve
(i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are disclosed in 4(b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are also disclosed in 4(b)-(d) above. There were no such fees during the last two fiscal years.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Acorn Trust
            -------------------------------------------------------------------


By (Signature and Title)  /s/ Charles P. McQuaid
                        -------------------------------------------------------
                          Charles P. McQuaid, President

Date                                March 4, 2004
    ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Charles P. McQuaid
                        -------------------------------------------------------
                          Charles P. McQuaid, President

Date                                March 4, 2004
    ---------------------------------------------------------------------------


By (Signature and Title)   /s/ Bruce H. Lauer
                        -------------------------------------------------------
                            Bruce H. Lauer, Treasurer

Date                                March 4, 2004
    ---------------------------------------------------------------------------